UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Rebecca A. Paulzine

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Stockholders

Dear Shareholder:

The fiscal year ended October 31, 2012, was productive for investors, with virtually every major asset class generating positive returns. Markets performed well despite continued sluggish economic growth and some growing worries about federal tax and spending policies.

Economic Review

The U.S. economy continued to grow at a slow pace during the 12-month reporting period, backstopped by a Federal Reserve that kept interest rates at extraordinarily low levels to lower borrowing costs and stimulate spending. The economy advanced enough to encourage optimists, but never achieved the momentum that would be needed to put the 2007-2009 recession finally and fully in the rearview mirror.

U.S. gross domestic product—the total of all goods and services produced—grew at an estimated 2.7% annual rate in the third quarter of 2012, according to the Bureau of Labor Statistics, driven largely by personal consumption. That was about in line with the average rate of growth for the 12-month period ending that quarter, and marked the 13th consecutive quarter that the U.S. economy expanded. Still, 2.7% is less than the 4% rate that would be needed to close, over a three-year period, the gap between what the economy is producing today and what it could be producing if the recession had not occurred.

Economic growth has proved insufficient to replace all the jobs lost during the recession. The U.S. has created more than 3 million net new jobs since the downturn ended, and more than 4.5 million since March 2010, when the numbers first started turning positive again. But even that bigger number is only about half the number of jobs lost from 2008 through early 2010. Accordingly, unemployment remains high. It stood at 7.9% in October 2012, down from a peak of 10.1% in October 2009, but still well above its historical average. Persistent high unemployment is the reason many people continue to say they feel like the country remains in an economic downturn even though it is not.

One factor keeping unemployment high is the continued reluctance on the part of businesses to invest in their operations. Domestic investment, largely by businesses, is usually one of the main drivers of economic growth during a recovery, along with personal consumption. But domestic investment stagnated over the course of the reporting period. Business leaders blamed uncertainty about the direction of federal taxing and spending policies and about whether the health care mandates required by the Patient Protection and Affordable Care Act would actually be implemented. Governor Mitt Romney, the Republican candidate for president in 2012, had campaigned, in part, on a vow to repeal the health care law. On November 6, he lost the election to President Obama, the law’s architect.

Uncertainty in the business community was exacerbated by worries about the impending fiscal cliff—the $1.2 trillion in automatic spending cuts over the next decade that are scheduled to take effect beginning on January 1, 2013, along with a series of automatic tax increases. That uncertainty extended from CEOs of Fortune 500 companies to entrepreneurs running small businesses. An October survey of the latter by the National Federation of Independent Business found that only 7% considered it a good time to be expanding their operations.

Europe and China also are important to the U.S. economy, with the companies in the S&P 500 stock index generating about 40% of their profits internationally. Europe accounts for the largest share and Asia, mainly in the form of China, the next biggest share. Much of Europe slipped into a recession during the reporting period as several of its southernmost members continued to wrestle with crushing debt woes. China grew strongly by international standards—its gross domestic product expanded at a 7.4% rate in the third quarter—but slowly in comparison to the 10% gains it averaged over most of the past three decades.

Market Review

Stock and bond markets both performed well during the 12-month reporting period, bolstered by relatively strong corporate profits and the Federal Reserve’s continued accommodative monetary stance.

The S&P 500, an index of large-company stocks, posted a total return of 15.2%. The Russell 2000 index, which tracks small-company shares, generated a total return of 12.08%. Value stocks—those perceived to be trading below their intrinsic worth based on sales, profits, dividends and other fundamental factors—broadly outperformed growth stocks. Investors worried about the economy and the corporate-profit outlook apparently concluded that value stocks would be better-positioned to weather any coming storm.

International stocks lagged their U.S. counterparts, reflecting the weak economic environment in Europe and the slowing growth in China. The MSCI All Country World Index, excluding the U.S., generated a total return of 4.48%.

In the fixed-income markets, the Fed’s accommodative monetary policy was favorable for bonds across the credit spectrum. High-yield bonds were the standout performers, as strong corporate profits depressed default risk and emboldened investors attracted to the higher yields available on those securities relative to investment-grade bonds. While the broad-based Barclays U.S. Aggregate Bond Index generated a total return of 5.25%, the Barclays U.S. Corporate High Yield Bond Index posted a total return of 13.61%.

Municipal bonds also performed well as prior concerns about potential defaults in that sector eased against the backdrop of slow but steady economic growth. The Barclays Municipal Bond Index generated a total return of 9.03%.

Treasury bonds remained a safe haven for the most-cautious investors, but high valuations at the start of the reporting period left them with little room for additional price appreciation. The Barclays U.S. Treasury Index posted a total return of 3.66%.

Our Outlook

The U.S. economy may no longer be in a recession, but it remains in the shadow of one, and we expect that to present a challenge to financial markets heading into the new year—especially if, as is widely expected, corporate profits begin to soften.

While stock prices have recovered much of what they lost during the 2007-2009 downturn, they remain below their pre-crash peak and continue to exhibit high levels of volatility. Their performance in the year ahead—and to some extent the performance of the bond market—will depend to a large degree on how much success Congress and the president have in their efforts to reach agreement on new tax and spending policies.

Businesses and investors had been hoping the election would bring new accord to Washington and greater clarity on fiscal policy, but the outcome produced little change, at least on the surface. Democrats retained control of the White House and the Senate, while Republicans retained control of the House of Representatives.

In the weeks immediately following the election, policymakers on both sides of the political aisle were looking for agreement on policy that could keep the country from edging over the fiscal cliff, which government economists have warned would plunge the U.S. back into a recession.

It was not unreasonable to think policymakers might agree on a short-term plan to defer some, if not most, of the automatic spending cuts and tax increases, and then spend much of 2013 trying to come up with more permanent reforms.

Potentially complicating their efforts—or perhaps adding to their incentive to get something done—the federal government was scheduled to bump up against its debt ceiling around the end of 2012. The government would need approval from Congress to raise that ceiling and continue to meet its debt obligations. Credit-rating agencies had already warned that failure on either front—the deficit or the debt ceiling—could lead to another downgrade of the federal government’s debt rating, a rare event that happened for the first time in 2011 when Congress last wrangled over the debt ceiling.

If Congress and the White House can agree on a new tax-and-spend policy—one that begins to whittle away at the country’s debt—they could erase much of the uncertainty that has been constraining business investment. That could lead to a surge in stock prices. The challenge for investors will be to ride out the uncertainty and market volatility that is likely to persist until and if such a resolution materializes.

If you are uncertain about how your portfolio is positioned to weather the months ahead, we encourage you to meet with your Thrivent Financial representative. He or she can help you set an asset allocation policy and choose investments that are appropriate for your goals and your tolerance for risk.

As always, thank you for the trust you have placed with our entire team of Thrivent Financial investment professionals.

Sincerely,

Russell W. Swansen

President and Chief Investment Officer

Thrivent Mutual Funds

Thrivent Aggressive Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Aggressive Allocation Fund earned a return of 8.42%, compared with the median return of its peer group, the Lipper Multi-Cap Core Funds category, of 10.98%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 15.21% and 5.25%, respectively.

What factors affected the Fund’s performance?

Performance in the Fund was limited by a combination of asset allocation decisions as well as security selection impacts in some of the equity portfolios. Fixed-income results were either in line with or ahead of their respective performance benchmarks.

A key factor in the relative performance versus our peers and the S&P 500 Index was our exposure to the international markets as reflected in our specific holdings of the Thrivent Partner Worldwide Allocation Fund. While that Fund outperformed both its benchmark and its peers, the category underperformed domestic indexes by a significant margin owing to particular weakness in the euro area and emerging markets.

Additionally, our small- and mid-cap stock managers generally did not perform in-line with their benchmarks, and their categories did not perform as well as the S&P 500 Index. Early in the period, we were underweighted in our target equity exposure as we were concerned that a lack of progress on fiscal and policy issues both in Europe and domestically would impair the recovery and negatively impact risk assets. While those uncertainties remain, monetary authorities have taken steps that, at least in the short term, have supported risk asset prices at levels that were unlikely to have been achieved otherwise.

A final factor is our exposure to fixed income, which averaged around 9% over the period. We are rated in an equity-only category, and while our fixed-income managers and assets performed well relative to their categories, the asset class did not keep pace with domestic equity markets.

What is your outlook?

Fiscal and policy risks remain high, but monetary authorities have expressed and interest or acted in unconventional ways to support the economic expansion and asset prices. In the absence of a severe policy mistake, risk asset prices are likely to see further advances but at reduced levels versus early in the recovery.

For domestic stocks, we believe that earnings will continue to be the key driver. Profit margins seem unusually high and further expansion is unlikely to be a driver of above-average earnings growth going forward. While equity valuations are not high, they are full and require continued progress in resolving fiscal issues both domestically and abroad without impairing what most would agree is a below-average recovery.

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	15.4%
Thrivent Partner Small Cap Growth Fund	8.0%
Thrivent Large Cap Growth Fund	6.8%
Thrivent Mid Cap Growth Fund	6.0%
Thrivent Large Cap Value Fund	5.8%
Thrivent Mid Cap Stock Fund	5.3%
Thrivent Partner Mid Cap Value Fund	3.6%
Thrivent Large Cap Stock Fund	3.4%
Thrivent High Yield Fund	2.8%
Thrivent Small Cap Stock Fund	2.8%

These securities represent 59.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

The challenge for the markets will be to continue to perform well in an environment characterized by unusually active policy choices and uneven growth. We are modestly optimistic that will be the case but remain alert for changes in the environment.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$494,277,313	$81,205,588
NAV	$11.54	$11.64
NAV - High†	9/14/2012 - $11.98	9/14/2012 - $12.07
NAV - Low†	11/25/2011 - $9.84	11/25/2011 - $9.91
Number of Holdings: 249

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	8.42%	-0.90%	4.27%
with sales charge	2.48%	-2.02%	3.47%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	8.94%	-0.54%	4.66%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderately Aggressive Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Moderately Aggressive Allocation Fund earned a return of 8.92%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 9.67%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 15.21% and 5.25%, respectively.

What factors affected the Fund’s performance?

Performance in the Fund was limited by a combination of asset allocation decisions as well as security selection impacts in some of the equity portfolios. Fixed-income results were either in-line with or ahead of their respective performance benchmarks.

Our small- and mid-cap stock managers generally did not perform in-line with their benchmarks, and their categories did not perform as well as the S&P 500 Index. The former factor limited our returns while the latter was less of a factor owing to our reduction in exposure to mid and small caps in favor of more exposure to large-capitalization companies.

Another factor was that, early in the period, we were underweighted in our target equity exposure as we were concerned that a lack of progress on fiscal and policy issues both in Europe and domestically would impair the recovery and negatively impact risk assets. While those uncertainties remain, monetary authorities have taken steps that, at least in the short term, have supported risk asset prices at levels that were unlikely to have been achieved otherwise.

Our exposure to fixed income, which averaged around 24% over the period, was additive to results as our fixed-income managers and assets performed well relative to their categories. That said, the fixed-income asset class, while generally providing positive returns, did not keep pace with the returns seen in large-cap domestic equity markets.

What is your outlook?

Fiscal and policy risks remain high, but monetary authorities have expressed an interest or acted in unconventional ways to support the economic expansion and asset prices. In the absence of a severe policy mistake, risk asset prices are likely to see further advances but at reduced levels versus early in the recovery.

For domestic stocks, earnings will continue to be the key driver. We feel that profit margins seem unusually high and further expansion is unlikely to be a driver of above-average earnings growth going forward. While equity valuations are not high, they are full and require continued progress in resolving fiscal issues both domestically and abroad without impairing what most would agree is a below-average recovery. Emerging market growth has slowed to more sustainable levels as well.

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	12.6%
Thrivent Large Cap Value Fund	8.1%
Thrivent Income Fund	6.5%
Thrivent Large Cap Growth Fund	6.2%
Thrivent Large Cap Stock Fund	5.8%
Thrivent Mid Cap Stock Fund	4.9%
Thrivent High Yield Fund	4.0%
Thrivent Partner Mid Cap Value Fund	3.4%
Thrivent Partner Small Cap Growth Fund	3.0%
Thrivent Mid Cap Growth Fund	2.7%

These securities represent 57.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

The challenge for the markets will be to continue to perform well in an environment characterized by unusually active policy choices and uneven growth. We are modestly optimistic that will be the case but remain alert for changes in the environment.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$1,268,160,769	$90,168,810
NAV	$11.64	$11.73
NAV - High†	9/14/2012 - $11.95	9/14/2012 - $12.03
NAV - Low†	11/25/2011 - $10.06	11/25/2011 - $10.14
Number of Holdings: 609

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	8.92%	0.23%	4.54%
with sales charge	2.94%	-0.90%	3.74%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	9.29%	0.58%	4.91%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderate Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Moderate Allocation Fund earned a return of 8.68%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 8.78%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 15.21% and 5.25%, respectively.

What factors affected the Fund’s performance?

Performance in the Fund was limited by a combination of asset allocation decisions as well as security selection impacts in some of the equity portfolios. Fixed-income results were either in-line with or ahead of their respective performance benchmarks.

Our small- and mid-cap stock managers generally did not perform in-line with their benchmarks, and their categories did not perform as well as the S&P 500 Index. The former factor limited our returns while the latter was less of a factor owing to our reduction in exposure to mid and small caps in favor of more exposure to large-capitalization companies.

Another factor was that, early in the period, we were underweighted in our target equity exposure as we were concerned that a lack of progress on fiscal and policy issues both in Europe and domestically would impair the recovery and negatively impact risk assets. While those uncertainties remain, monetary authorities have taken steps that, at least in the short term, have supported risk asset prices at levels that were unlikely to have been achieved otherwise.

Our exposure to fixed income, which averaged around 45% over the period, was additive to results as our fixed-income managers and assets performed well relative to their categories. That said, the fixed-income asset class, while generally providing positive returns, did not keep pace with the returns seen in large-cap domestic equity markets.

What is your outlook?

Fiscal and policy risks remain high, but monetary authorities have expressed an interest or acted in unconventional ways to support the economic expansion and asset prices. In the absence of a severe policy mistake, risk asset prices are likely to see further advances but at reduced levels versus early in the recovery.

For domestic stocks, earnings will continue to be the key driver. We believe that profit margins seem unusually high and further expansion is unlikely to be a driver of above-average earnings growth going forward. While equity valuations are not high, they are full and require continued progress in resolving fiscal issues both domestically and abroad without impairing what most would agree is a below-average recovery. Emerging market growth has slowed to more sustainable levels as well.

Top 10 Holdings

(% of Net Assets)

Thrivent Income Fund	13.9%
Thrivent Partner Worldwide Allocation Fund	9.8%
Thrivent Limited Maturity Bond Fund	9.6%
Thrivent Large Cap Value Fund	7.2%
Thrivent Large Cap Growth Fund	4.8%
Thrivent High Yield Fund	3.3%
Thrivent Mid Cap Stock Fund	3.1%
Thrivent Large Cap Stock Fund	2.5%
Thrivent Partner Mid Cap Value Fund	2.0%
Thrivent Partner Small Cap Growth Fund	2.0%

These securities represent 58.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

The challenge for the markets will be to continue to perform well in an environment characterized by unusually active policy choices and uneven growth. We are modestly optimistic that will be the case but remain alert for changes in the environment.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$1,316,468,921	$66,027,019
NAV	$11.55	$11.57
NAV - High†	9/14/2012 - $11.76	9/14/2012 - $11.79
NAV - Low†	11/25/2011 - $10.18	11/25/2011 - $10.21
Number of Holdings: 605

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	8.68%	1.71%	4.92%
with sales charge	2.69%	0.56%	4.11%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	9.05%	2.04%	5.26%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderately Conservative Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Moderately Conservative Allocation Fund earned a return of 7.92%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of 7.87%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 15.21% and 5.25%, respectively.

What factors affected the Fund’s performance?

Performance in the Fund was limited by a combination of asset allocation decisions as well as security selection impacts in some of the equity portfolios. Fixed-income results were either in-line with or ahead of their respective performance benchmarks.

Our small- and mid-cap stock managers generally did not perform in-line with their benchmarks, and their categories did not perform as well as the S&P 500 Index. The former factor limited our returns while the latter was less of a factor owing to our reduction in exposure to mid and small caps in favor of more exposure to large-capitalization companies.

Another factor was that, early in the period, we were underweighted in our target equity exposure as we were concerned that a lack of progress on fiscal and policy issues both in Europe and domestically would impair the recovery and negatively impact risk assets. While those uncertainties remain, monetary authorities have taken steps that, at least in the short term, have supported risk asset prices at levels that were unlikely to have been achieved otherwise.

Our exposure to fixed income, which averaged around 65% over the period, was additive to results as our fixed-income managers and assets performed well relative to their categories. That said, the fixed-income asset class, while generally providing positive returns, did not keep pace with the returns seen in large-cap domestic equity markets.

What is your outlook?

Fiscal and policy risks remain high, but monetary authorities have expressed an interest or acted in unconventional ways to support the economic expansion and asset prices. In the absence of a severe policy mistake, risk asset prices are likely to see further advances but at reduced levels versus early in the recovery.

For domestic stocks, earnings will continue to be the key driver. We believe that profit margins are unusually high and further expansion is unlikely to be a driver of above- average earnings growth going forward. While equity valuations are not high, they are full and require continued progress in resolving fiscal issues both domestically and abroad without impairing what most would agree is a below-average recovery. Emerging market growth has slowed to more sustainable levels as well.

Top 10 Holdings

(% of Net Assets)

Thrivent Limited Maturity Bond Fund	16.9%
Thrivent Income Fund	11.7%
Thrivent Partner Worldwide Allocation Fund	5.8%
Thrivent Large Cap Value Fund	5.3%
Thrivent High Yield Fund	3.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.3%
Thrivent Large Cap Growth Fund	2.2%
Thrivent Partner Mid Cap Value Fund	2.1%
Thrivent Government Bond Fund	1.9%

These securities represent 54.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

The challenge for the markets will be to continue to perform well in an environment characterized by unusually active policy choices and uneven growth. We are modestly optimistic that will be the case but remain alert for changes in the environment.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$632,934,529	$28,009,989
NAV	$11.34	$11.37
NAV - High†	9/14/2012 - $11.46	9/14/2012 - $11.49
NAV - Low†	11/25/2011 - $10.33	11/25/2011 - $10.36
Number of Holdings: 608

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	7.92%	2.73%	4.83%
with sales charge	1.95%	1.57%	4.03%
Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	8.26%	3.02%	5.13%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Small Cap Growth Fund

Subadvised by Turner Investments, L.P.

The Fund seeks long-term growth of capital.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Partner Small Cap Growth Fund earned a return of 7.85%, compared with the median return of its peer group, the Lipper Small Cap Growth Funds category, of 9.40%. The Fund’s market benchmark, the Russell 2000® Growth Index, earned a return of 9.70%.

What factors affected the Fund’s performance?

During the period, five of the Fund’s nine sectors beat their corresponding index sectors on a relative basis. The consumer discretionary sector detracted the most from results, while holdings in the consumer staples sector contributed the most.

The consumer discretionary sector was an area of underperformance for the Fund. Shares of Brightpoint Education, a for-profit provider of post-secondary education services, traded lower after it failed to obtain a widely expected accreditation from a key academic governing body. Premium denim maker True Religion Apparel also disappointed as the company reported lower sales for the third quarter and reduced its full-year guidance due to lackluster results within its spring and summer clothing lines.

The consumer staples sector was an area of strength for the Fund. Organic and natural food company Hain Celestial has been a direct beneficiary of the trends in the natural and organic food industry as sales at mainstream supermarkets have climbed due to healthier consumer lifestyles and exposure to the high-end consumer. Natural Foods, a distributor of more than 60,000 natural and organic food products found in specialty and grocery stores, also rode the wave of increased demand for organic food offerings. During the period, the company reported a 15.6% increase in year-over-year net sales for the fiscal year 2012.

What is your outlook?

As we see it, the market still has upward potential as we head into the final quarter of the year. In the U.S., the presidential election and the so-called “fiscal cliff” of tax increases and spending cuts could be nonissues for the market. We’ve come to expect displays of brinkmanship, but neither political party wants to slam the brakes on the economy, so a solution to the fiscal cliff is likely to materialize now that the election is over. Once the fiscal cliff and its associated uncertainty are resolved, investors still holding their money on the sidelines could enter the market, pushing stocks higher.

Major Market Sectors
(% of Net Assets)
Information Technology	22.7%
Consumer Discretionary	17.5%
Health Care	17.1%
Industrials	16.0%
Financials	8.1%
Energy	5.7%
Materials	4.9%
Consumer Staples	4.0%
Telecommunications Services	0.7%
Utilities	0.1%

Top 10 Holdings

(% of Net Assets)

Vitamin Shoppe, Inc.	1.4%
United Natural Foods, Inc.	1.3%
OSI Systems, Inc.	1.2%
Teleflex, Inc.	1.2%
Cirrus Logic, Inc.	1.2%
Copa Holdings SA	1.1%
Chart Industries, Inc.	1.1%
Integra LifeSciences Holdings Corporation	1.1%
MAXIMUS, Inc.	1.1%
Hexcel Corporation	1.1%

These securities represent 11.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Additionally, valuations for stocks remain reasonable. Despite the almost 30% move higher in the last year, the current price-to-forward earnings multiple for the S&P 500 Index is well below the 20-year average.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$17,247,327	$115,025,825
NAV	$12.64	$12.98
NAV - High†	9/14/2012 - $13.52	9/14/2012 - $13.87
NAV - Low†	11/25/2011 - $10.56	11/25/2011 - $10.81
Number of Holdings: 175

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	7.85%	-1.01%	3.89%
with sales charge	1.94%	-2.13%	3.10%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	8.26%	-0.59%	4.29%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Growth Index is an index comprised of companies with a greater-than-average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.

The Fund seeks long-term capital appreciation.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Partner Small Cap Value Fund earned a return of 11.87%, compared with the median return of its peer group, the Lipper Small Cap Value Funds category, of 11.85%. The Fund’s market benchmark, the Russell 2000® Value Index, earned a return of 14.47%.

What factors affected the Fund’s performance?

Broadly speaking, negative sector allocation detracted from relative performance in the portfolio. Fundamentals are improving within the financials sector, and its returns were among the highest within the benchmark. Both our significant underweighting and stock selection weighed on relative results for the trailing one-year period.

Financials has been a tumultuous sector over the past several years, but recent performance has improved. Stock selection in energy also weighed on relative returns, driven by companies exposed to both falling crude oil and natural gas prices. Firms exposed to natural gas were punished during the period as prices for the commodity stayed within a range at historic lows before bouncing back more recently.

On the positive side, stock selection in consumer discretionary was extremely beneficial toward relative performance, particularly among auto components and household durables companies.

What is your outlook?

The market’s strong performance in the third quarter of 2012 came as a pleasant surprise to many investors. Stocks managed to climb an imposing wall of worry composed of domestic fiscal concerns, fears about the ongoing financial crisis in Europe, unease over the slowdown in China, and other uncertainties. We think the question now is whether the wall will come tumbling down around us in the coming months.

We are particularly worried about fiscal issues, given the possibility that taxes will rise and weigh on markets. As we have noted before, for example, a future rise in capital gains rates might encourage investors to act preemptively and sell now in order to avoid them. The outcome of the recent election should provide some clarity on the direction of fiscal policy, but for this reason alone we are more cautious than we have been in a number of months.

For most, monetary policy has been a reason to celebrate over recent months. The Federal Reserve’s stimulus announcements, including its latest quantitative easing program (QE3) of open-ended mortgage bond purchases, have been followed by solid rallies. We share the concerns of others, however, that the massive liquidity the Fed has inserted into the economy brings with it the risk of a spike in inflation over the longer term.

Major Market Sectors

(% of Net Assets)

Industrials	25.6%
Financials	25.2%
Consumer Discretionary	15.4%
Materials	9.2%
Information Technology	8.5%
Utilities	5.4%
Health Care	4.3%
Energy	4.0%
Consumer Staples	0.5%
Telecommunications Services	0.3%

Top 10 Holdings

(% of Net Assets)

Aaron’s, Inc.	2.4%
ProAssurance Corporation	2.3%
Genesee & Wyoming, Inc.	2.2%
Beacon Roofing Supply, Inc.	1.8%
Kirby Corporation	1.7%
Cleco Corporation	1.6%
CBL & Associates Properties, Inc.	1.6%
Meritage Homes Corporation	1.4%
A.O. Smith Corporation	1.4%
AptarGroup, Inc.	1.4%

These securities represent 17.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Fortunately, we believe we have some tools to help protect the portfolio from such an outcome. In particular, we have been investing in energy, materials, and precious metals firms that we believe stand to benefit from rising prices. More generally, with stocks still priced reasonably overall and especially attractive relative to bonds, the prospect of inflation is a good argument for us to remain fully invested in equities—even if outright bargains are harder to come by than in recent years.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	AALVX	TPSIX
Transfer Agent ID	032	099
Net Assets	$71,986,174	$148,934,419
NAV	$15.99	$16.80
NAV - High†	9/14/2012 - $16.55	9/14/2012 - $17.36
NAV - Low†	11/25/2011 - $13.17	11/25/2011 - $13.84
Number of Holdings: 156

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	11.87%	3.01%	11.15%
with sales charge	5.73%	1.84%	10.53%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	12.51%	3.64%	11.90%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Stock Fund

Darren M. Bagwell, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Small Cap Stock Fund earned a return of 6.97%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 10.50%. The Fund’s market benchmark, the Russell 2000® Index, earned a return of 12.08%.

What factors affected the Fund’s performance?

The pro-cyclical positioning of the Fund was out of step with the anemic global growth environment and resulting low-risk bias in equity markets. While sector-neutral by design, our intra-sector exposures to coal (within the energy sector), as well as networking and semiconductors (within IT), were mitigating. Along with poor security selection in health care, this offset solid performance from financial and industrial exposures.

Despite eliminating coal-leveraged investments in Arch Coal, Patriot Coal and Walter Energy early in 2012, we were slow to realize the magnitude of the pricing impact of slowing Chinese demand and growing domestic stockpiles. The negative effect of these investments overwhelmed the positive performance of our oil and gas holdings in Petroleum Geo and Oil States International. We similarly misread the strength of domestic enterprise demand for networking equipment, which slowed as economic uncertainty grew. Cautious spending by businesses hurt videoconferencing gear maker Polycom, while slower consumer and industrial demand negatively impacted chipmaker Atmel.

In health care, we simply did not anticipate adverse developments. Drug developer VIVUS suffered from delayed European approval of its obesity drug and worries about the pace of the domestic roll-out, while the earnings outlook of managed care provider Health Net was impacted by negative legislative and economic developments in its key markets.

Holdings in financials and industrials were significant sources of relative performance. Most notable was mortgage servicer Ocwen, which benefited from banks’ accelerated disposition of servicing operations and the availability of significant portfolios. Also noteworthy was our emphasis on construction and engineering, where Shaw Group was acquired and EMCOR reported strong operating and demand trends.

What is your outlook?

We remain cautious, believing domestic growth will not exceed 2% in real terms—in part due to fiscal and regulatory headwinds, recessionary conditions in Europe, and slower consumer spending. Exports to emerging markets and domestic housing are wildcards that could provide economic tailwinds, and prove our expectations too pessimistic. That said, we worry that demand and profitability expectations are too high for 2013, and that negative outlook adjustments will mute performance.

Major Market Sectors

(% of Net Assets)

Financials	24.1%
Industrials	14.8%
Information Technology	12.2%
Consumer Discretionary	10.9%
Health Care	5.3%
Materials	5.0%
Utilities	4.8%
Consumer Staples	4.0%
Energy	3.9%

Top 10 Holdings

(% of Net Assets)

EMCOR Group, Inc.	3.1%
Ingredion, Inc.	3.1%
Actuant Corporation	2.7%
Petroleum Geo-Services ASA	2.7%
GATX Corporation	2.6%
Teradyne, Inc.	2.6%
Southwest Gas Corporation	2.5%
Foot Locker, Inc.	2.5%
Plantronics, Inc.	2.3%
PNM Resources, Inc.	2.3%

These securities represent 26.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Given our general trepidation regarding economic growth in 2013, our exposures are emphasizing companies with strong new product cycles, productivity-enhancing value propositions and superior demand visibility.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	AASMX	TSCSX
Transfer Agent ID	024	094
Net Assets	$216,595,123	$63,434,982
NAV	$14.28	$16.09
NAV - High†	9/14/2012 - $15.18	9/14/2012 - $17.09
NAV - Low†	11/25/2011 - $12.06	11/25/2011 - $13.51
Number of Holdings: 68

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	6.97%	-2.78%	7.38%
with sales charge	1.06%	-3.87%	6.77%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	7.55%	-2.14%	8.06%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Growth Fund

Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Mid Cap Growth Fund earned a return of 4.72%, compared with the median return of its peer group, the Lipper Mid Cap Growth Funds category, of 7.03%. The Fund’s market benchmark, the Russell Midcap® Growth Index, earned a return of 9.09%.

What factors affected the Fund’s performance?

The Fund lagged its competitors and the benchmark over the period. Most of this underperformance occurred in the first six months of the fiscal period as we did not own enough high-multiple consumer names over the period that did very well. Investors continued to rush into these names and were willing to pay enormous premiums for them. Many of these companies have seen their values subsequently decline, and we have picked up relative ground in the second part of the fiscal period.

Our energy stock picks did not fare well over the period, particularly our coal stocks. The substantial expansion of domestic natural gas supply over the last few years has caused prices to decline significantly. While a positive for the overall economy, this trend has resulted in a dramatic shift from coal to natural gas for domestic electricity production. Additionally, coal exports declined due to reduced demand from China. In the technology sector, our holdings in Atmel Corporation and Marvell Technologies also did not perform well over the period.

In the financial sector, good results were achieved from our holdings in Discover Financial Services and Affiliated Managers Group. Catamaran Corporation in the health care providers industry also performed extremely well.

What is your outlook?

The U.S. economy remains in a state of subpar growth due primarily to the lackluster job market and uncertainty about government policies going forward. Continued turmoil in the European markets also remains a significant risk to the U.S. and world economies. A bright spot in the economy is the U.S. housing market, which is showing signs of stabilization.

We believe market volatility will increase over the near term as Congress debates a solution to the fiscal cliff, and the European Union continues to be disrupted over finding a solution to its banking and debt problems. These issues will moderate U.S. economic growth in the coming months.

The Fed announced its decision in September to extend its quantitative easing program. The value of the U.S. dollar continues to be at risk due to this policy because of the chance that inflation will increase as more liquidity is forced into the system.

Major Market Sectors
(% of Net Assets)
Information Technology	21.1%
Consumer Discretionary	16.9%
Industrials	15.8%
Health Care	14.1%
Energy	10.6%
Financials	5.5%
Materials	4.9%
Consumer Staples	3.3%
Telecommunications Services	2.9%

Top 10 Holdings
(% of Net Assets)
Discover Financial Services	2.5%
Discovery Communications, Inc.	2.4%
Watson Pharmaceuticals, Inc.	2.3%
Whole Foods Market, Inc.	2.3%
Affiliated Managers Group, Inc.	2.2%
F5 Networks, Inc.	2.1%
Dollar Tree, Inc.	2.1%
Tractor Supply Company	2.0%
ANSYS, Inc.	2.0%
JB Hunt Transport Services, Inc.	2.0%

These securities represent 21.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

In this environment, we remain invested in companies that have definable product cycles that should grow despite economic cyclicality. We also remain invested in companies that have hard assets that may benefit from commodity inflation. Due to the mixed outlook for growth going forward, we will continue to follow a disciplined process and remain wary of the multiples we are willing to pay for stocks.

Portfolio Facts
As of October 31, 2012
	Class A	Institutional Class
Ticker	LBMGX	LBMIX
Transfer Agent ID	058	458
Net Assets	$228,980,567	$150,728,838
NAV	$18.34	$20.68
NAV - High†	4/27/2012 - $19.35	4/27/2012 - $21.77
NAV - Low†	11/25/2011 - $16.30	11/25/2011 - $18.27
Number of Holdings: 83

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	4.72%	1.65%	9.08%
with sales charge	-1.04%	0.51%	8.47%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	5.23%	2.32%	9.90%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Growth Index measures the performance of mid-cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Mid Cap Value Fund
Subadvised by Goldman Sachs Asset Management, L.P.

The Fund seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Partner Mid Cap Value Fund generated a return of 11.41%, compared with the median return of its peer group, the Lipper Mid Cap Value Funds category, of 12.59%. The Fund’s market benchmark, the Russell Midcap® Value Index, posted a return of 14.99%.

What factors affected the Fund’s performance?

Our investments within the information technology and consumer discretionary sectors detracted from results, whereas our investments in the telecommunication and utilities sectors contributed to performance.

Within information technology, Polycom, Inc. was a top detractor. The company underperformed after preannouncing that both revenue and earnings would miss expectations, primarily driven by shortfalls in Asia-Pacific and North America.

Within the consumer discretionary sector, MGM Resorts International was a top detractor. Its shares sold off as investors rotated out of perceived riskier names in preparation for a more challenging macroeconomic environment.

On the upside, Scripps Networks Interactive, Inc. was the top contributor to performance. Shares of the specialty media company rose due to strong quarterly earnings and revenues that exceeded analysts’ expectations, driven by higher-than-expected affiliate fee growth and accelerated subscriber growth.

Within the telecommunications sector, Sprint Nextel Corp was a top contributor. Its shares rose after the U.S. mobile device operator reported a large increase in average revenue per subscriber in the second quarter. It also benefited from Softbank’s recent deal for a 70% stake in Sprint, which many believe better positions Sprint in an increasingly competitive U.S. wireless market.

What is your outlook?

We maintain our constructive view on U.S. equities. While a number of risks remain, including the “fiscal cliff,” a significant slowing of China’s economy, and worsening of Europe’s debt crisis, we believe many of these uncertainties are being priced into U.S. equities.

Expectations for earnings growth and gross domestic product (GDP) growth may have modestly declined, but we feel this is balanced by equities trading below historical averages on a number of valuation measures, and bolstered by strong fundamentals at the company level.

Major Market Sectors
(% of Net Assets)
Financials	29.9%
Utilities	11.0%
Consumer Discretionary	10.5%
Information Technology	10.1%
Industrials	8.8%
Energy	8.3%
Health Care	7.1%
Materials	6.2%
Consumer Staples	5.5%

Top 10 Holdings
(% of Net Assets)
M&T Bank Corporation	2.0%
Principal Financial Group, Inc.	1.7%
Lam Research Corporation	1.7%
Xcel Energy, Inc.	1.6%
SLM Corporation	1.5%
Cameron International Corporation	1.5%
Ventas, Inc.	1.5%
Mylan, Inc.	1.5%
Invesco, Ltd.	1.5%
Everest Re Group, Ltd.	1.5%

These securities represent 16.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$19,448,623	$111,062,725
NAV	$12.81	$12.86
NAV - High†	9/14/2012 - $13.27	9/14/2012 - $13.31
NAV - Low†	11/25/2011 - $10.58	11/25/2011 - $10.62
Number of Holdings: 116

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	11.41%	1.53%	4.97%
with sales charge	5.30%	0.39%	4.16%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	11.77%	1.85%	5.30%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell Midcap® Value Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Stock Fund

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Mid Cap Stock Fund earned a return of 7.27%, compared with the median return of its peer group, the Lipper Mid Cap Core Funds category, of 10.94%. The Fund’s market benchmark, the Russell Midcap® Index, earned a return of 12.15%.

What factors affected the Fund’s performance?

Solid stock selection within the information technology sector was more than offset by poor performance from health care, energy and industrial investments.

Within the health care sector, rising medical costs resulted in reduced guidance and negative returns for Health Net Inc. The energy sector underperformance was led by Alpha Natural Resources Inc., which faced declining coal demand, increasing regulation, and competition from low-cost natural gas. Weatherford International Ltd. also declined as poor tax accounting required the firm to refile its financial statements.

FTI Consulting Inc. had the largest decline within the industrial sector holdings as falling demand hurt the firm’s performance. Declining global trade also hurt Expeditors International of Washington, Inc.

Another overriding theme that has negatively impacted performance has been the Fund’s focus on valuation versus growth, the latter factor being more important to investment returns in the preceding 12 months.

The information technology outperformance was broad- based and included IT services stocks Corelogic Inc. and Alliance Data Systems Corporation. Internet software companies eBay Inc. and Akamai Technologies Inc. also contributed to the strong technology performance.

What is your outlook?

The Fund’s risk profile is heavily weighted toward security selection, as the macro backdrop is decidedly mixed. In our opinion, declining economies across Europe, a slowdown in China, and the approaching U.S. fiscal cliff in 2013 are risks that are somewhat offset by easy monetary policy worldwide. Financial sector investments represent the largest weighting within the Fund. Improved pricing, attractive valuations and negative sentiment within the insurance industry is providing many opportunities.

The Fund is also well represented by the information technology sector driven by the Internet, services and semiconductor industries. Semiconductor fundamentals have been weak this year. In our opinion however, attractive valuations, low inventories, and units under shipping demand make this cyclical industry an attractive area. Weak growth, resulting in excess capacity and poor pricing power, has recently limited opportunities within the industrial and materials sectors. Within industrials, a declining defense budget combined with a shifting military focus seems to be creating a difficult backdrop for defense firms.

Major Market Sectors
(% of Net Assets)
Financials	21.9%
Information Technology	18.4%
Consumer Discretionary	14.9%
Industrials	11.9%
Health Care	10.6%
Energy	6.8%
Utilities	5.0%
Consumer Staples	3.4%
Materials	2.7%

Top 10 Holdings
(% of Net Assets)
Alliance Data Systems Corporation	3.6%
HCC Insurance Holdings, Inc.	2.9%
Teradyne, Inc.	2.3%
Charter Communications, Inc.	2.3%
CoreLogic, Inc.	2.1%
Xilinx, Inc.	2.0%
Manitowoc Company, Inc.	2.0%
Oshkosh Corporation	2.0%
Ingredion, Inc.	1.9%
NV Energy, Inc.	1.9%

These securities represent 23.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

The investing landscape remains challenging and fluid. Absolute and relative equity valuations are not stretched, yet domestic growth remains tepid and fiscal policy uncertain. Internationally, Europe struggles to navigate through a sovereign debt crisis and China continues a delicate balancing act between economic growth and inflation. Areas of emphasis within the Fund may change as opportunities present themselves, yet the focus will remain on fundamental, bottom-up stock picking.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	AASCX	TMSIX
Transfer Agent ID	021	051
Net Assets	$517,523,970	$220,419,391
NAV	$15.34	$16.63
NAV - High†	9/14/2012 - $16.03	9/14/2012 - $17.36
NAV - Low†	11/25/2011 - $13.01	11/25/2011 - $14.04
Number of Holdings: 69

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	7.27%	-0.04%	8.54%
with sales charge	1.39%	-1.17%	7.93%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	7.78%	0.48%	9.11%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Worldwide Allocation Fund

Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Managers Limited, DuPont Capital Management, Inc., Victory Capital Management, Inc. and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Partner Worldwide Allocation Fund earned a return of 6.20%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of 5.47%. The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA, earned a return of 4.48%.

What factors affected the Fund’s performance?

Asset allocation to areas outside of large capitalization and euro-centric markets was a key factor in portfolio performance. Secondarily, strong performance on the part of select segment managers was another contributing issue.

The Fund had approximately 10% of assets allocated to emerging market debt securities. Unlike in the U.S., that component of the Fund outperformed equity markets by a significant amount, lifting comparisons versus an equity-only benchmark. Additionally, our managers in that segment added value versus its benchmark, further enhancing the contribution from that segment of the portfolio. Also, we had approximately 15% of the Fund allocated to emerging market equities. Our manager in that segment significantly outperformed both its peer group and its index, adding meaningfully to the overall Fund return.

Mitigating some of that was subpar returns to our large-cap value allocation. That manager was exposed to the financial sector that for the entire period underperformed the overall market. This underperformance was concentrated in the early part of the year—and we did see a partial recovery later in the period—but for the full year, it limited returns. Our allocation to mid- and small-cap companies in EAFE-based markets was also a limiting factor for returns while our allocation to large-cap growth was largely a neutral.

What is your outlook?

Non-U.S. equity markets have undergone various levels of corrections related to area-specific uncertainties. The euro area continues to be negatively impacted by fiscal and budget challenges and a severe banking crisis. China’s growth has slowed due not only to slackening demand from its customers in Europe and the U.S. but also from challenging domestic issues. In both cases, their markets are discounting much of the bad news, and we believe opportunities exist to own good assets at relatively low valuations.

Major Market Sectors

(% of Net Assets)

Financials	17.8%
Industrials	14.7%
Consumer Discretionary	12.3%
Energy	10.4%
Materials	9.6%
Consumer Staples	8.4%
Health Care	7.2%
Foreign Government	7.1%
Information Technology	6.1%
Telecommunications Services	3.4%

Top 10 Countries

(% of Net Assets)

Japan	13.0%
United Kingdom	12.2%
Germany	7.1%
Switzerland	6.9%
France	6.1%
Canada	3.8%
Hong Kong	3.4%
Brazil	3.3%
Australia	3.3%
Netherlands	3.1%

Investments in securities in these countries represent 62.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	TWAAX	TWAIX
Transfer Agent ID	034	087
Net Assets	$159,530,340	$544,637,569
NAV	$8.73	$8.79
NAV - High†	9/14/2012 - $8.96	9/14/2012 - $9.01
NAV - Low†	11/25/2011 - $7.46	11/25/2011 - $7.50
Number of Holdings: 593

† For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	From Inception 2/29/2008
without sales charge	6.20%	-1.78%
with sales charge	0.39%	-2.95%

Institutional Class[3]	1-Year	From Inception 2/29/2008
Net Asset Value	6.58%	-1.44%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index ex-USA and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Growth Fund

David C. Francis, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Large Cap Growth Fund earned a return of 11.38%, compared with the median return for its peer group, the Lipper Large Cap Growth Funds category, of 10.30%. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a return of 13.02%.

What factors affected the Fund’s performance?

The Fund’s performance was favorably impacted by good selection results in the consumer and financial sectors. In the consumer group, holdings in Anheuser Busch InBev, the global brewing company, performed well. Tobacco company Altria also performed well over the period.

In the retail segment, our position in Wal-Mart Stores also performed well as the company’s effort to improve operating performance gained traction. In the financial sector, holdings in the diversified financial service companies JP Morgan Chase and Citigroup achieved improved results. Wells Fargo Company also did well, reflecting strong positioning in the market for mortgages and a well-managed loan portfolio.

Energy and information technology were sectors that underperformed their respective categories in the period. In energy, our holding in Weatherford International Inc. underperformed as the company failed to execute its business plan well and operating results did not meet expectations. Our holding in Apache Corp also did not perform well as natural gas prices were under severe pressure for the period. In technology, holdings in Cognizant Technology, Oracle Corp, Texas Instruments and Net App performed poorly over the period. A position in Apple Inc. mitigated some of that underperformance as its stock performed well but it was insufficient to totally offset that weakness.

In health care, our position in specialty pharmaceutical company Shire PLC underperformed both its group and the broader market owing to disappointing operating results in particular drug segments.

What is your outlook?

The economic recovery remains intact and growth is being sustained at a moderate pace in the U.S. Globally, much of Europe is either in or approaching a recession, while emerging market growth is being tempered by demand weakness from the developed world and imbalances within their respective economies, particularly in China. Monetary policy remains extremely accommodative, both domestically and abroad, with the expressed goal, at least in the U.S., of lifting asset prices. In the near term, this provides some support for markets even in the face of heightened policy and fiscal uncertainty.

Major Market Sectors
(% of Net Assets)
Information Technology	32.5%
Consumer Discretionary	17.1%
Health Care	13.7%
Industrials	9.5%
Energy	8.3%
Financials	7.3%
Consumer Staples	5.6%
Materials	1.0%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	9.4%
Google, Inc.	4.6%
QUALCOMM, Inc.	3.5%
Comcast Corporation	3.3%
Oracle Corporation	3.3%
UnitedHealth Group, Inc.	3.1%
eBay, Inc.	3.0%
Amazon.com, Inc.	2.9%
Home Depot, Inc.	2.8%
Biogen Idec, Inc.	2.7%

These securities represent 38.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We seem to be well into the stage of the economic and market cycle when risks become more elevated. As such, our emphasis remains on those companies with either strong organic and cyclical demand drivers or situations in which management actions suggest strong support for improved operating results and enhanced shareholder returns. We are finding some particularly attractive growth and valuation opportunities outside the U.S. markets, particularly in Europe, and are opportunistically taking advantage.

Portfolio Facts As of October 31, 2012
	Class A	Institutional Class
Ticker	AAAGX	THLCX
Transfer Agent ID	027	060
Net Assets	$124,999,186	$224,885,555
NAV	$5.48	$5.91
NAV - High†	9/14/2012 - $5.82	9/14/2012 - $6.27
NAV - Low†	11/25/2011 - $4.48	11/25/2011 - $4.81
Number of Holdings: 49

† For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	11.38%	-1.94%	5.22%
with sales charge	5.18%	-3.04%	4.63%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	11.94%	-1.54%	5.87%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 1000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Value Fund

Matthew D. Finn, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Large Cap Value Fund earned a return of 14.82%, compared with the median return of its peer group, the Lipper Large Cap Value Funds category, of 14.28%. The Fund’s market benchmark, the Russell 1000® Value Index, earned a return of 16.89%.

What factors affected the Fund’s performance?

Stock selection was strong in the energy and consumer staples sectors. In energy, EQT Corp, a natural gas exploration and production company, was the largest contributor to performance. The process involved in selecting the shares of EQT is a good illustration of the value investment approach.

As the price of natural gas declined due to the warm winter, the share prices of natural gas producers also declined. The long-run future of well-positioned natural gas production companies is bright as consumption is expected to grow due to the low cost of natural gas and its environmentally friendly use in electricity production. The decline in natural gas prices and energy and production company share prices was viewed as an opportunity rather than a problem. EQT was purchased as North American natural gas prices fell below the marginal cost of production, which eventually led to cuts in supply. Indeed, higher-cost producers had already reduced production as gas prices fell below a level that allowed them to achieve profitability. EQT is a low-cost producer in the Marcellus Shale (in Pennsylvania) and is internally able to finance production growth, which made it a high- quality choice in the industry. The portfolio continues to hold EQT.

In the consumer staples sector, Diageo PLC was the strongest performer. The alcoholic beverage company was purchased on the premise that emerging markets growth and a cyclical improvement in U.S. consumption would drive shares higher. This has proven to be the case, and the position has been reduced based upon valuation.

Financials were the weakest area of the portfolio. The portfolio position in UNUM Corporation, a group disability insurer, was expected to see operating performance improve as prior underwriting discipline benefited profitability. This did not happen and the shares have been sold.

What is your outlook?

As always, our focus is on stock selection. Buying good companies at good prices will be rewarding in the long run. As sentiment swings from optimism to pessimism about the economy or specific industries, these emotions are reflected in the valuation of company shares. We will continue to use valuation as our guide and take advantage of opportunities that present themselves.

Major Market Sectors

(% of Net Assets)

Financials	21.6%
Health Care	14.8%
Information Technology	12.1%
Energy	11.8%
Consumer Discretionary	9.3%
Industrials	9.0%
Consumer Staples	8.8%
Utilities	5.0%
Telecommunications Services	1.8%
Materials	1.5%

Top 10 Holdings

(% of Net Assets)

Oracle Corporation	3.9%
Pfizer, Inc.	3.5%
Microsoft Corporation	3.4%
United Technologies Corporation	3.3%
Merck & Company, Inc.	3.2%
PG&E Corporation	3.0%
MetLife, Inc.	2.9%
Lowe’s Companies, Inc.	2.9%
BP plc ADR	2.7%
EOG Resources, Inc.	2.4%

These securities represent 31.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

The largest active weights in the portfolio include Oracle Corporation, enterprise software. Oracle sells at a low multiple of free cash flow, and the new version of its application software is expected to exceed growth expectations. United Technologies, diversified industrials, is expected to benefit from its recent acquisition of aerospace company Goodrich. Integrated oil company British Petroleum has shed lower return assets and refocused on areas of better growth and returns, which should be reflected in the share price once the cloud from the Macondo disaster lifts.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	AAUTX	TLVIX
Transfer Agent ID	022	092
Net Assets	$171,145,528	$403,041,496
NAV	$14.66	$14.76
NAV - High†	10/18/2012 - $15.04	10/18/2012 - $15.15
NAV - Low†	11/25/2011 - $11.94	11/25/2011 - $12.04
Number of Holdings: 57

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	14.82%	-1.64%	6.28%
with sales charge	8.53%	-2.75%	5.68%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	15.37%	-1.10%	6.91%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Stock Fund

David C. Francis, CFA, and Matthew D. Finn, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Large Cap Stock Fund earned a return of 11.75%, compared with the median return of its peer group, the Lipper Large Cap Core Funds category, of 13.32%. The Fund’s market benchmark, the S&P 500 Index, earned a return of 15.21%.

What factors affected the Fund’s performance?

The Fund’s performance was most negatively impacted compared to its respective benchmarks due to a combination of poor returns by some of our holdings in more specialized energy companies and a lack of exposure to large, integrated energy companies that performed relatively well in that segment. Specifically, our positions in equipment companies Weatherford International and Baker Hughes underperformed the sector as well as the broader market. Weatherford shares were impacted by failure to execute well on both an operating and financial basis.

In the exploration and production segment, our holding in Apache did not perform well as natural gas prices fell to extraordinarily low levels. Low gas prices put pressure on coal prices as well, a factor in the severe underperformance of our position in Peabody Coal. Both of these positions have been sold from the Fund.

Another area of subpar returns came from our information technology group holdings. A position in Citrix Systems Inc. did not perform well while an underexposure to the better-performing Microsoft Corp. limited returns. A holding in IT services provider Cognizant Systems also underperformed while an underweighting in IBM impaired our relative returns. As a theme, over the reporting period there was a decided preference for very large-capitalization companies with high-quality balance sheets. That bias reflected the rolling uncertainty that affected markets as China’s growth slowed and much of southern Europe entered into a recession.

Holdings in the financial and consumer sectors offset some of the underperformance of other groups. Bank holdings in JPMorgan Chase, Citigroup and Wells Fargo had a favorable impact. Wal-Mart Stores Inc. performed well in the retail sector, but poor returns by an early holding in J.C. Penney Company offset those gains. Altria in the tobacco group and Anheuser Busch InBev in the brewing segment also lifted returns.

What is your outlook?

As the economic and stock market cycles mature, one must become more cognizant of risks to the outlook, particularly given the nature of the recovery to date. While fiscal policy remains highly uncertain, monetary authorities have provided unprecedented levels of support for financial assets and are committed to doing so for an extended period. This activity doesn’t preclude an adjustment in asset prices should economic activity deteriorate, but we think it does mitigate some of the risk. Housing appears to have stabilized and bank lending is improving—both of which are critical factors in sustaining confidence.

Major Market Sectors
(% of Net Assets)
Information Technology	17.7%
Health Care	14.0%
Consumer Discretionary	13.8%
Financials	13.6%
Industrials	11.1%
Energy	8.5%
Consumer Staples	5.2%
Utilities	3.1%
Materials	1.5%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	5.7%
Pfizer, Inc.	4.5%
J.P. Morgan Chase & Company	4.3%
United Technologies Corporation	3.8%
Citigroup, Inc.	3.6%
Merck & Company, Inc.	3.4%
AutoZone, Inc.	3.3%
Kimberly-Clark Corporation	3.1%
NiSource, Inc.	3.1%
BP plc ADR	2.6%

These securities represent 37.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We remain focused on companies with good organic growth as well as strong operating models. We are finding some interesting opportunities outside of the U.S. as many foreign markets have experienced substantial declines relative to U.S. asset prices.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	AALGX	IILGX
Transfer Agent ID	017	090
Net Assets	$1,382,461,581	$170,305,192
NAV	$23.64	$23.82
NAV - High†	9/14/2012 - $24.47	9/14/2012 - $24.64
NAV - Low†	11/25/2011 - $19.56	11/25/2011 - $19.73
Number of Holdings: 52

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	11.75%	-2.36%	4.20%
with sales charge	5.61%	-3.45%	3.61%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	12.27%	-1.86%	4.70%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Balanced Fund

Gregory R. Anderson, CFA, Darren M. Bagwell, CFA, and Michael G. Landreville, CFA and CPA (inactive), Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Common stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Balanced Fund earned a return of 8.22%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 9.67%. The Fund’s market benchmarks, the S&P Composite 1500 Index and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), earned returns of 14.94% and 5.25%, respectively.

What factors affected the Fund’s performance?

During the period, we maintained the Fund’s ongoing investment allocation of approximately two-thirds in equities with the remainder in fixed-income securities. Overall performance of the equity portion of the Fund was negatively impacted by the pro-cyclical bias of our holdings during a period in which sluggish worldwide economic growth favored more-defensive investments. While the equity portfolio is sector-neutral, our intra-sector holdings favored companies that were leveraged to an improvement in global demand conditions that did not develop. In particular, our investments within the technology, energy and industrial sectors were the most negative influences on relative performance. The consumer staples sector was the equity portfolio’s biggest contributor to relative performance, largely because it was one of the few areas where we were conservatively positioned.

The fixed-income portion of the Fund modestly underperformed its Lipper peers. An overweighting to risk assets such as corporate bonds, asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) hurt performance in the first fiscal quarter, but helped recoup some of our losses in the second. We subsequently reduced the portfolio’s risk profile a bit too soon in the second half of the fiscal year, and did not recapture all of the underperformance. However, we did benefit from owning strong-performing Treasury Inflation Protected Securities (TIPS) and a significant amount of MBS the Federal Reserve chose to purchase through its QE3 program. The fixed-income portfolio significantly outperformed the Barclays Index due to its greater exposure to corporate bonds, CMBS, TIPS and MBS.

What is your outlook?

Despite concerted efforts by the Fed and other central banks to flood economies with monetary liquidity, we believe sluggish growth will persist for the foreseeable future due to fiscal and regulatory headwinds, recessionary conditions in Europe and slower consumer spending. We are concerned that demand and profitability expectations are too high for 2013, and that negative outlook adjustments will mute equity market performance. Therefore, our equity portfolio will seek to emphasize companies with strong new product cycles, productivity-enhancing value propositions and superior demand visibility. As always, we will strive to outperform through stock selection, while keeping sector weights at benchmark levels.

Major Market Sectors
(% of Net Assets)
Financials	15.9%
Information Technology	11.8%
Mortgage-Backed Securities	10.0%
Consumer Discretionary	10.0%
U.S. Government and Agencies	9.8%
Industrials	8.3%
Health Care	7.5%
Consumer Staples	7.0%
Energy	7.0%
Utilities	3.8%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
Apple, Inc.	2.1%
Procter & Gamble Company	2.0%
Las Vegas Sands Corporation	2.0%
Comcast Corporation	1.7%
Materials Select Sector SPDR Fund	1.6%
Utilities Select Sector SPDR Fund	1.6%
Oracle Corporation	1.5%

These securities represent 19.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We also believe fixed-income market performance may have gotten ahead of actual economic performance and some correction in risk assets is likely. Therefore, the fixed-income portfolio is starting the new fiscal year in a more-defensive posture: underweight in corporate bonds, neutral in high-quality securitized assets and overweight in longer-maturity Treasuries, including TIPS.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	AABFX	IBBFX
Transfer Agent ID	026	056
Net Assets	$141,015,387	$49,896,272
NAV	$12.63	$12.61
NAV - High†	9/14/2012 - $13.02	9/14/2012 - $13.01
NAV - Low†	12/19/2011 - $11.27	12/19/2011 - $11.26
Number of Holdings: 275

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	8.22%	1.80%	5.45%
with sales charge	2.30%	0.66%	4.86%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Valued	8.72%	2.30%	5.97%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Barclays U.S. Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in these Indexes, any charges you would pay would reduce your total return as well.

**

The S&P Supercomposite 1500 Index measures the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent High Yield Fund

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds can have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent High Yield Fund earned a return of 13.96%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of 12.33%. The Fund’s market benchmark, the Barclays U.S. Corporate High Yield Bond Index, earned a return of 13.61%.

What factors affected the Fund’s performance?

The high-yield market produced very strong results overall for the fiscal year, despite a sell off midway through April and May due to concerns about the debt situation in Europe. As the year progressed, ongoing policy actions by the Federal Reserve and the European Central Bank emboldened investors’ risk appetites and bolstered high-yield markets. The market also benefited from near-record inflows due to insatiable investor demand for products that provide yield in the low-interest-rate environment. The yield spread between high-yield bonds and Treasuries narrowed for much of the fiscal year, falling from 6.77% at the beginning of the period to 5.43% by the end. In addition, the market continued to be supported by a relatively low default rate, which rose slightly to around 3.0% after bottoming out below 2.0% at the end of 2011.

The strongest-performing areas of the high-yield market included financial, housing and consumer-related industries as employment and housing showed slight improvements and U.S. economic growth remained positive, albeit slow. The weakest areas included metals and mining, energy and power production, due to Europe’s recession and slowing Chinese growth.

The Fund outpaced its peer group and benchmark almost exclusively because of strong security selection. In particular, the Fund experienced stellar relative results from its energy holdings, which more than offset the drag from its overweighted position in this underperforming sector. Gaming and transportation credits also performed well. Regarding other industry weights, the Fund benefited from underweighting positions in electric utilities and cash, but was hindered by an overweighting in metals and mining and an underweighting in European banks. The Fund’s ratings profile had little impact on performance, as returns among BB-, B- and CCC-rated securities were very similar over the fiscal year.

What is your outlook?

Although we expect economic growth to remain slow, our outlook for the high-yield market is still relatively positive. The market will continue to be buttressed by the Fed’s ongoing efforts to pump liquidity into the economy. Also, the financial health of issuing companies continues to improve, while default rates among high-yield bond issuers are projected to remain below historical averages. However, we are keeping an eye on several larger macro risks that still exist, including the approaching U.S. fiscal cliff and Europe’s ongoing debt crisis.

Major Market Sectors
(% of Net Assets)
Communications Services	20.1%
Consumer Cyclical	13.6%
Consumer Non-Cyclical	12.7%
Energy	11.0%
Financials	8.6%
Basic Materials	7.8%
Capital Goods	7.6%
Utilities	5.0%
Technology	4.7%
Transportation	3.0%

Top 10 Holdings
(% of Net Assets)
Sprint Nextel Corporation	1.2%
Clear Channel Worldwide Holdings, Inc.	1.0%
Sprint Nextel Corporation	0.9%
Intelsat Bermuda, Ltd.	0.8%
Intelsat Jackson Holdings SA	0.8%
Omega Healthcare Investors, Inc.	0.8%
Biomet, Inc.	0.8%
AES Corporation	0.7%
WideOpenWest Finance, LLC	0.7%
Crown Castle International Corporation	0.7%

These securities represent 8.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

All that being said, the capital appreciation potential for high-yield bonds will be somewhat limited as yields are at historic lows, prices are toward their highs and most bonds are call-constrained. Therefore, we are expecting to see more coupon-like returns in the high-yield market in the coming year.

Given these factors, we are maintaining a slightly more-defensive risk profile in the Fund. We intend to stay fully invested with a slight underweight in the lower quality (CCC-rated) tier of the market. We will continue to emphasize more-stable industries and those that will benefit from the improving housing market, such as health care, telecommunications, cable, building materials and consumer products.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	LBHYX	LBHIX
Transfer Agent ID	073	473
Net Assets	$520,048,625	$285,690,708
NAV	$5.01	$5.01
NAV - High†	9/18/2012 - $5.05	9/18/2012 - $5.05
NAV - Low†	11/25/2011 - $4.54	11/25/2011 - $4.54
Number of Holdings: 272

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	13.96%	8.08%	9.92%
with sales charge	8.87%	7.07%	9.41%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	14.12%	8.47%	10.37%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Municipal Bond Fund

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.*

The Fund is subject to interest rate risk, credit risk related to an underlying issuer’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Municipal Bond Fund earned a return of 9.61%, compared with the median return of its peer group, the Lipper General Municipal Debt Funds category, of 10.89%. The Fund’s market benchmark, the Barclays Municipal Bond Index, earned a return of 9.03%.

What factors affected the Fund’s performance?

The municipal bond market experienced strong results over the fiscal-year period, outpacing Treasuries by a significant margin. Highly accommodative monetary policy by the Federal Reserve drove interest rates lower, which, in turn, fueled a rally in fixed-income asset prices. Non-Treasury fixed-income markets, including municipals, also benefited from tremendous inflows as investors sought out higher-yielding options in the low-rate environment.

Credit spreads narrowed as investors reached for yield amidst their increased comfort with the slow economic recovery and the resulting general improvement in local government budgets. While municipal bond issuance increased somewhat compared to last year’s depressed levels, much of the supply was the result of refunding. As bonds issued years ago at higher yields hit their first call dates, issuers elected to refinance them, which did not meaningfully increase the supply of bonds outstanding.

As a result of credit spread narrowing, lower-grade securities outperformed higher-credit quality bonds over the period. In addition, longer-duration securities outpaced their shorter counterparts due to the general rate decrease. Riskier municipal bond sectors—including tobacco settlement, industrial development revenue and health care bonds—were also the best performers in this environment.

The Fund fell short of its Lipper peers, but outperformed the Barclays benchmark, as our risk profile placed it between the two benchmarks. Compared to the peer group, the Fund has less exposure to A-rated and lower-rated securities and a shorter duration, which led to less interest-rate sensitivity. We were not comfortable taking as much credit and duration risk as our peers, based on current economic uncertainties and the absolute low levels of rates. Compared to the Barclays index, the Fund had more bonds rated A or below and a longer duration.

In terms of sectors, performance was enhanced by two of our largest weightings: health care and higher education. However, our Fund’s overweighting to pre-refunded bonds negatively impacted total return, while continuing to benefit the Fund’s dividend yield. These older, higher coupon issues have been escrowed with U.S. Treasuries to their first call dates, making them high-quality, short-duration issues, which underperformed during this period.

Major Market Sectors
(% of Net Assets)
Other Revenue	16.5%
General Obligation	15.7%
Transportation	14.7%
Health Care	13.1%
Education	11.2%
Escrowed/Pre-refunded	10.2%
Tax Revenue	4.7%
Water & Sewer	4.4%
Industrial Development Revenue	4.1%
Electric Revenue	3.7%

Top 10 States
(% of Net Assets)
California	12.4%
Texas	12.0%
Illinois	8.4%
New York	6.6%
Massachusetts	5.0%
Colorado	4.9%
Florida	4.8%
Pennsylvania	3.8%
Washington	3.6%
Minnesota	3.2%

Investments in securities in these States represent 64.7% of the total net assets of the Fund.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

What is your outlook?

We expect the U.S. economy will continue its slow growth over the coming year. However, a failure by policymakers to address the looming fiscal cliff and budget deficit could certainly affect this outlook. These issues are also casting a shadow of uncertainty over the tax-exempt market as several government officials have proposed various tax reforms that could significantly impact municipal bonds. We will closely monitor this important topic in the coming fiscal year.

With this backdrop, we intend to maintain the Fund’s current risk profile, focusing our efforts on bottom-up security selection. Our goal is to select credits we are comfortable holding for the long term in order to generate consistent, competitive returns with a focus on tax-exempt income.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	AAMBX	TMBIX
Transfer Agent ID	015	088
Net Assets	$1,531,982,827	$102,516,951
NAV	$11.93	$11.93
NAV - High†	7/26/2012 - $11.96	7/26/2012 - $11.96
NAV - Low†	11/15/2011 - $11.29	11/15/2011 - $11.29
Number of Holdings: 426

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	9.61%	5.74%	4.83%
with sales charge	4.70%	4.76%	4.35%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	9.89%	6.03%	5.12%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Income Fund

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Income Fund earned a return of 10.92%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 10.11%. The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, earned a return of 5.25%.

What factors affected the Fund’s performance?

Corporate bonds produced strong returns, despite a sell off in April and May caused by European debt concerns. Investors’ risk appetites grew stronger throughout the period as the European Central Bank took bold steps to shore up its banking system, U.S. economic data showed signs of improvement, and the Federal Reserve implemented more quantitative easing. The corporate bond market also benefited from massive inflows due to robust investor demand for products that provide yield in the low-rate environment. As investors gained confidence in the economic recovery, the yield premium that high-yield and investment-grade corporate bonds offered over Treasury securities narrowed significantly.

With an average of 78% of its portfolio in corporate bonds, the Fund outperformed primarily due to strong security and industry selection as well as a modest overweighting in investment-grade corporates. In investment-grade bonds, the Fund particularly benefited from an overweighting in the top-performing financial sector, and credit selection among banks and insurance companies. Industrial security selection also proved fruitful across the board. In addition, the Fund was rewarded for its slight overweighting in the upper (BB-rated) tier of the high-yield market.

The Fund’s allocation to securitized holdings also performed well, particularly nonagency residential mortgages and commercial mortgage-backed securities. With the improved housing market backdrop, nonagency mortgages appreciated significantly during the period. Finally, the Fund’s average 10% exposure to Treasury and agency securities helped performance compared with the Barclays benchmark, which consists of more than 30% Treasuries, but hindered performance compared to its peer group. We mainly use Treasuries as a risk hedge and to manage interest-rate sensitivity and liquidity.

What is your outlook?

Our near-term outlook is cautious as financial markets continue to face uncertainties due to Europe’s debt crisis, slower U.S. growth and the looming fiscal cliff. Conversely, the housing market is stabilizing, the Fed continues to be extremely accommodative and the financial health of corporations remains strong.

Major Market Sectors

(% of Net Assets)

Financials	27.3%
Communications Services	9.9%
Energy	9.4%
Consumer Non-Cyclical	8.4%
Mortgage-Backed Securities	6.6%
Utilities	6.1%
U.S. Government and Agencies	5.8%
Foreign Government	5.4%
Consumer Cyclical	4.6%
Basic Materials	3.8%

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.0%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	1.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.7%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.7%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	0.7%
U.S. Treasury Notes	0.6%
U.S. Treasury Notes	0.5%
Province of Ontario	0.5%

These securities represent 8.3% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

However, with yields at historic lows and prices toward their highs, the total return potential for corporate bonds will be more muted this fiscal year. Investors should not expect to see another round of double-digit gains, but rather more coupon-like returns in the coming year. Higher rates are a significant risk facing the corporate bond market, but are unlikely in the near term, based on Fed policies.

We plan to maintain the Fund’s current risk profile with its moderate overweight to BBB- and BB-rated corporate bonds. Our emphasis on the upper (BB) tier of high-yield is predicated on recent weakness in corporate earnings. To help protect the portfolio from the potential for higher rates, we have added some exposure to leveraged loans that have variable interest rates and less sensitivity to rate increases. As always, we intend to stay focused on the fundamental analysis of individual companies and credits.

Portfolio Facts
As of October 31, 2012
	Class A	Institutional Class
Ticker	LUBIX	LBIIX
Transfer Agent ID	055	455
Net Assets	$447,986,769	$456,138,627
NAV	$9.38	$9.37
NAV - High†	10/31/2012 - $9.38	10/31/2012 - $9.37
NAV - Low†	12/1/2011 - $8.61	12/1/2011 - $8.60
Number of Holdings: 543

† For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	10.92%	6.91%	5.90%
with sales charge	5.97%	5.94%	5.42%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	11.34%	7.35%	6.32%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Core Bond Fund

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Core Bond Fund earned a return of 7.59%, compared with the median return of its peer group, the Lipper Intermediate Investment Grade Debt Funds category, of 7.23%. The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, earned a return of 5.25%.

What factors affected the Fund’s performance?

After underperforming in late 2011, risk assets rebounded at the beginning of 2012 as evidence of improved economic growth emerged. Strong risk asset performance continued until April 2012, when concerns about European sovereign debt resurfaced. Safe-haven assets, such as U.S. Treasuries, outperformed over the next few months through Moody’s summertime downgrades of Spain and Italy.

At the end of July, the European Central Bank’s president announced he was prepared to do “whatever it takes” to assure the financial solvency of eurozone countries. This triggered a sustained rally in global risk assets, which was subsequently buttressed by the Fed’s September announcement of additional quantitative easing (QE3) and the extension of its “Operation Twist” program to year-end 2012. Mortgage-backed securities (MBS) turned in strong performance on the heels of the Fed’s announcement. Over the period, 10-year Treasury yields fell modestly to historic lows due to a combination of global economic uncertainties, sluggish growth and the Fed’s persistent buying of longer-maturity Treasuries.

Compared to its Lipper peers, the Fund started the year with a modest overweighting in risk assets, such as corporate bonds, MBS and commercial mortgage-backed securities (CMBS). While this slightly hindered performance in the first few months, the Fund more than made up for the shortfall in the second fiscal quarter. We subsequently decreased exposure to both corporates and securitized assets, while moving toward overweighting longer-maturity Treasuries, including Treasury Inflation Protected Securities (TIPS). The corporate bond underweighting modestly hurt relative performance in the fiscal year’s second half, but was offset by the strong returns of the Fund’s MBS and TIPS. Therefore, over the entire period, the Fund outperformed its Lipper peers.

The Fund significantly outperformed the Barclays index due to its initial corporate bond overweighting and U.S. Treasury underweighting. The Fund benefited from owning larger weightings than the index in CMBS, TIPS and MBS that the Fed chose to purchase through its QE3 program.

What is your outlook?

Despite a concerted effort by the Fed and other central banks to flood economies with monetary liquidity, we believe sluggish growth will persist for the foreseeable future. We also believe the low-interest-rate environment will possibly extend past the January 2014 term expiration of Fed Chairman Ben Bernanke. Although not an immediate concern, longer-term inflationary pressures could build up, which would favor TIPS.

Major Market Sectors

(% of Net Assets)

U.S. Government and Agencies	33.5%
Mortgage-Backed Securities	25.8%
Financials	12.6%
Commercial Mortgage-Backed Securities	6.4%
High Yield Bonds	4.6%
Asset-Backed Securities	4.1%
Utilities	4.0%
Communications Services	3.3%
Consumer Non-Cyclical	3.2%
Energy	2.4%

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	8.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	6.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	5.2%
Thrivent High Yield Fund Federal National Mortgage Association	4.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.6%
Conventional 15-Yr. Pass Through	3.5%
Federal Home Loan Banks	3.5%
U.S. Treasury Notes	3.2%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	2.6%
U.S. Treasury Notes, TIPS	2.6%

These securities represent 43.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We believe market performance may have gotten ahead of actual economic performance and a bit of a correction in risk assets is likely. Therefore, the Fund is starting the new fiscal year in a more-defensive posture: underweight in corporate bonds, neutral in high-quality securitized assets and overweight in longer-maturity Treasuries, including TIPS. In the event of a market correction, we intend to add back exposure to risk assets.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	AAINX	IIINX
Transfer Agent ID	016	089
Net Assets	$249,236,237	$37,037,609
NAV	$10.70	$10.71
NAV - High†	10/31/2012 - $10.70	10/31/2012 - $10.71
NAV - Low†	12/1/2011 - $10.08	12/1/2011 - $10.09
Number of Holdings: 204

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
without sales charge	7.59%	5.88%	4.90%
with sales charge	2.75%	4.91%	4.42%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	8.03%	6.23%	5.29%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Government Bond Fund

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

The Fund seeks total return, consistent with preservation of capital.

The Fund is subject to interest rate risk, government securities risk and inflation-linked security risk. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Government Bond Fund earned a return of 4.08%, compared with the median return of its peer group, the Lipper General U.S. Government Funds category, of 3.46%. The Fund’s market benchmarks, the Barclays U.S. Agency Index and the Barclays U.S. Treasury Index, earned returns of 2.73% and 3.66%, respectively.

What factors affected the Fund’s performance?

Intermediate and longer-term Treasury rates fell modestly over the fiscal year. Ten-year Treasury yields started the period at 2.11% and ended at 1.69%. Meanwhile, 30-year Treasury rates fell slightly from 3.13% to 2.85% as the effects of the Federal Reserve’s “Operation Twist” program faded.

Throughout the period, 10-year Treasuries traded in a fairly tight range, with rates peaking at 2.40% in mid-March as the economic outlook improved in the U.S. and Europe. Rates hit a low of 1.38% in late July as concerns escalated over the downgrades of Spain and Italy, the upcoming U.S. election and the approaching fiscal cliff. However, at the end of July, the European Central Bank’s president announced he was prepared to do “whatever it takes” to support the troubled eurozone countries. In September, the Fed announced another round of quantitative easing (QE3) and extended Operation Twist until year-end. These combined developments caused a modest increase in rates for 10-year Treasuries as an improvement in overall market confidence diminished their safe-haven appeal. The ongoing U.S. election and fiscal uncertainty, however, kept 10-year Treasury rates low going into the fiscal year-end.

Interestingly, Treasury Inflation Protected Securities (TIPS) experienced strong results during the period as investors surmised that the central bank’s open-ended monetary policy would ultimately be inflationary. Mortgage-backed securities (MBS) also performed well in light of QE3, which has the Fed buying a significant portion of the total supply of MBS each month.

The Fund outpaced its Lipper peers due to its higher weighting in longer-maturity Treasury securities and greater TIPS exposure. Because the Fund and its peer group held MBS and U.S. agency debt securities, those segments did not have a meaningful impact on relative performance. The Fund’s TIPS exposure and emphasis on longer-duration securities also helped it outperform the Barclays Treasury and Agency indexes during this period of falling interest rates and strong TIPS performance.

What is your outlook?

Despite concerted efforts by the Fed and other central banks to flood economies with monetary liquidity, we believe sluggish growth will persist for the foreseeable future. The massive budget deficits preclude stimulatory fiscal policy. As a result of the economic uncertainty, businesses have increased cash holdings rather than investing or borrowing for expansion.

Major Market Sectors

(% of Net Assets)

U.S. Government and Agencies	74.8%
Mortgage-Backed Securities	8.6%
Financials	6.4%
Foreign Government	2.4%
Commercial Mortgage-Backed Securities	1.4%
Asset-Backed Securities	1.3%
Utilities	1.0%
Collateralized Mortgage Obligations	0.6%

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	12.5%
U.S. Treasury Notes	7.0%
U.S. Treasury Notes	3.5%
Federal Home Loan Banks	3.4%
U.S. Treasury Notes	3.4%
Federal Home Loan Banks	3.2%
U.S. Treasury Bonds	3.1%
Federal Home Loan Mortgage Corporation	2.8%
U.S. Treasury Notes	2.7%
U.S. Treasury Notes	2.7%

These securities represent 44.3% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We believe the low-interest-rate environment will extend well past 2013 and, possibly, past the January 2014 term expiration of Fed Chairman Ben Bernanke. Although not an immediate concern, longer-term inflationary pressures could build up, which would favor TIPS.

Because the Fund is intended to serve as a conservative and defensive investment vehicle, we do not attempt to anticipate or time the markets. We will seek to maintain the Fund’s fairly constant investment profile as it serves as a low-risk investment option in periods of global economic uncertainty.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	TBFAX	TBFIX
Transfer Agent ID	039	459
Net Assets	$14,543,684	$98,034,085
NAV	$10.76	$10.76
NAV - High†	7/24/2012 - $10.83	7/24/2012 - $10.84
NAV - Low†	3/19/2012 - $10.39	3/19/2012 - $10.40
Number of Holdings: 67

†	For the period ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	From Inception 2/26/2010
without sales charge	4.08%	5.53%
with sales charge	1.98%	4.76%

Institutional Class[3]	1-Year	From Inception 2/26/2010
Net Asset Value	4.44%	5.88%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 2%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the Barclays U.S. Treasury Index, the Barclays U.S. Agency Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Limited Maturity Bond Fund

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Limited Maturity Bond Fund earned a return of 3.18%, compared with the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 3.28%. The Fund’s market benchmark, the Barclays Government/Credit 1-3 Year Bond Index, earned a return of 1.15%.

What factors affected the Fund’s performance?

Fixed-income markets changed course several times during the fiscal year as investors vacillated between embracing and shunning risk. However, in the end, non-government risk assets prevailed. In late 2011, U.S. economic growth and labor markets showed signs of improvement while progress was made in addressing Europe’s sovereign debt crisis. This led risk sectors to outperform through April 2012. Then in the spring, European concerns returned to the headlines and safe-haven assets, such as U.S. Treasuries, outpaced riskier securities. In the period’s final months, risk assets rallied once again as the European Central Bank committed to do “whatever it takes” to assure the financial solvency of eurozone countries. Shortly thereafter, the Federal Reserve instituted additional quantitative easing measures, while extending its language about keeping short-term rates low until at least 2015.

Two-year Treasury yields stayed in a relatively tight range, starting the fiscal year at 0.24% and ending at 0.28%, while five-year Treasury rates declined from 0.96% to 0.72%. The combination of low Treasury yields and several risk rallies during the period led corporate bonds and securitized assets to outperform Treasuries. Top-performing segments included high-yield corporates, nonagency residential mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS).

With this backdrop, the Fund’s significant overweighting in corporate bonds and securitized products and strong security selection within those segments generated most of its excess return versus the benchmark. Approximately 63% of the Fund’s portfolio consisted of corporate bonds and securitized assets compared to 20% for the Barclays index. The Fund particularly benefited by having slightly more than 10% of its portfolio in the three top-performing asset classes: high-yield, nonagency MBS and CMBS. The Fund’s slightly longer duration, or interest-rate sensitivity, also proved beneficial as rates declined and prices rose in the five-year segment of the yield curve. Meanwhile, the Fund performed in line with its peer group over the period.

What is your outlook?

Fed policymakers have indicated that short rates will remain at current lows until at least 2015. We expect longer-term rates to also remain low at least for the next year as it appears that economic growth is plateauing, fiscal cliff and debt ceiling wrangling continues and European debt concerns are far from over. We believe the Fed will continue to be very active with monetary policy, which should serve to underpin corporate bonds and securitized assets as investors’ quest for higher-yielding products continues.

Major Market Sectors

(% of Net Assets)

U.S. Government and Agencies	32.3%
Financials	24.1%
Asset-Backed Securities	10.8%
Commercial Mortgage-Backed Securities	7.1%
Mortgage-Backed Securities	5.2%
Foreign Government	3.8%
Collateralized Mortgage Obligations	3.4%
Consumer Non-Cyclical	2.8%
Energy	1.8%
Consumer Cyclical	1.4%

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	6.8%
U.S. Treasury Notes	3.9%
U.S. Treasury Notes	3.8%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	2.1%
U.S. Treasury Notes	1.9%
U.S. Treasury Notes	1.8%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	1.7%
Federal Home Loan Banks	1.7%
U.S. Treasury Notes, TIPS	1.5%
Thrivent High Yield Fund	1.3%

These securities represent 26.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

In light of increased uncertainty, we intend to maintain a slightly lower risk profile and higher-quality bias in the Fund. However, with Treasury yields so low, we plan to keep a modest overweight versus our peers and a significant overweight versus our benchmark in corporate bonds and securitized products.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	LBLAX	THLIX
Transfer Agent ID	076	476
Net Assets	$408,238,867	$472,631,827
NAV	$12.62	$12.62
NAV - High†	10/4/2012 - $12.63	10/4/2012 - $12.62
NAV - Low†	12/27/2011 - $12.32	12/27/2011 - $12.32
Number of Holdings: 290

†	For the year ended October 31, 2012

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
Net Asset Value	3.18%	3.17%	3.27%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	3.52%	3.48%	3.62%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

The Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The principal risk of investing in the Fund is income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. This and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular Fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2012?

Thrivent Money Market Fund earned a return of 0.00%, compared with the median net return of its peer group, the Lipper Money Market Funds category, of 0.01%.

What factors affected the Fund’s performance?

The low-yield environment that has persisted since 2009 continued during the Fund’s fiscal year. As a result, money has continued to flow out of money market funds and into higher-yielding asset classes. Our Fund experienced a 17% reduction in net assets, ending the fiscal year at $506 million. To manage the Fund’s return in this low-rate environment, we continued to waive certain fees and expenses during the period.

We continued to structure the Fund conservatively to help maintain credit quality and liquidity, with significant exposure to U.S. government-supported securities. The Fund had roughly twice as much exposure to floating-rate agency notes as the industry peers, which resulted in a longer weighted average life (WAL) of 90 to 100 days. On a risk-adjusted basis, we believe these securities are a better value than shorter-term fixed-rate notes. However, owning them limits our ability to extend the Fund’s weighted average maturity (WAM), which was shorter than our peers during most of the fiscal year.

The Fund’s relative yield was negatively impacted by lower exposure to repurchase agreements (repos) than the industry. Repo rates are temporarily elevated as the Federal Reserve program “Operation Twist” has flooded the market with short-term Treasuries, which will likely last through year-end. Going forward, we believe repo rates will be less-competitive than they have been, due to Dodd-Frank regulatory changes.

Given our conservative approach, the Fund held a substantially lower weighting in foreign securities than our peers, particularly in European banks. We are largely avoiding these securities due to regional macro concerns. The Fund’s small international exposure was focused in the Canadian banking sector.

What is your outlook?

The Securities and Exchange Commission (SEC) recently dropped its attempt to pass industry reforms, which included loss-buffer requirements and floating net asset values, after a number of large money market fund companies lobbied against them. Potential reforms are being addressed by the Financial Stability Oversight Council (FSOC). We will monitor the FSOC’s progress and support what we believe to be positive changes for the industry.

Indicators suggest the U.S. economy will continue its slow growth over the coming year. However, failure by policymakers to adequately address the looming fiscal cliff and borrowing limits could cause dislocations in the market and affect short-term rates. The Fed extended its time frame for keeping the federal funds rate at record lows until mid-2015. We believe the Fed may enter into repurchase agreements directly with money market funds. While this could add supply and provide a slight boost to the fed funds rate, we expect money market yields will remain close to 0.00% for an extended period.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

We foresee a decline in floating-rate agency securities in 2013 as the government shrinks entities like Fannie Mae and Freddie Mac. We will continue our strategy of buying these securities in anticipation of decreased supply next year. As always, the investment strategy will remain conservative with stability and liquidity as its primary objectives.

Portfolio Facts

As of October 31, 2012

	Class A	Institutional Class
Ticker	AMMXX	AALXX
Transfer Agent ID	018	091
Net Assets	$493,895,981	$12,526,914
NAV	$1.00	$1.00
Number of Holdings: 83

Average Annual Total Returns1

As of October 31, 2012

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.76%	1.59%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.83%	1.79%

Money Market Portfolio Yields*

As of October 31, 2012

	Class A	Institutional Class
7-Day Yield	0.00%	0.00%
7-Day Yield Gross of Waivers	-0.63%	-0.32%
7-Day Effective Yield	0.00%	0.00%
7-Day Effective Yield Gross of Waivers	-0.63%	-0.32%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Thrivent Partner Emerging Markets Equity Fund

Subadvised by DuPont Capital Management Corporation

The Fund seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

Thrivent Partner Emerging Markets Equity Fund commenced operations on August 31, 2012.

Major Market Sectors

(% of Net Assets)

Financials	26.0%
Energy	17.4%
Industrials	11.9%
Telecommunications Services	10.5%
Materials	10.0%
Consumer Discretionary	9.7%
Consumer Staples	4.8%
Information Technology	3.5%
Health Care	2.2%
Utilities	1.6%

Top 10 Countries

(% of Net Assets)

South Korea	10.4%
Brazil	9.8%
China	8.9%
South Africa	8.2%
United States	7.4%
Taiwan	6.9%
Hong Kong	6.2%
Russia	5.3%
Poland	4.3%
Thailand	3.3%

Investments in securities in these countries represent 70.7% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Shareholder Expense Example

(unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2012	Ending Account Value 10/31/2012	Expenses Paid During Period 5/1/2012 - 10/31/2012*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,002	$4.25	0.84%
Institutional Class	$1,000	$1,004	$2.03	0.40%

Hypothetical**
Class A	$1,000	$1,021	$4.29	0.84%
Institutional Class	$1,000	$1,023	$2.05	0.40%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,014	$3.84	0.76%
Institutional Class	$1,000	$1,016	$1.89	0.37%

Hypothetical**
Class A	$1,000	$1,021	$3.86	0.76%
Institutional Class	$1,000	$1,023	$1.89	0.37%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,024	$3.67	0.72%
Institutional Class	$1,000	$1,025	$1.88	0.37%

Hypothetical**
Class A	$1,000	$1,022	$3.66	0.72%
Institutional Class	$1,000	$1,023	$1.88	0.37%

Shareholder Expense Example

(unaudited)

	Beginning Account Value 5/1/2012	Ending Account Value 10/31/2012	Expenses Paid During Period 5/1/2012 - 10/31/2012	Annualized Expense Ratio
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,028	$3.91	0.77%
Institutional Class	$1,000	$1,030	$2.20	0.43%

Hypothetical**
Class A	$1,000	$1,021	$3.90	0.77%
Institutional Class	$1,000	$1,023	$2.19	0.43%
Thrivent Partner Small Cap Growth Fund

Actual
Class A	$1,000	$974	$6.94	1.40%
Institutional Class	$1,000	$975	$5.19	1.05%

Hypothetical**
Class A	$1,000	$1,018	$7.09	1.40%
Institutional Class	$1,000	$1,020	$5.31	1.05%
Thrivent Partner Small Cap Value Fund

Actual
Class A	$1,000	$1,011	$6.82	1.35%
Institutional Class	$1,000	$1,014	$4.31	0.85%

Hypothetical**
Class A	$1,000	$1,018	$6.85	1.35%
Institutional Class	$1,000	$1,021	$4.33	0.85%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$988	$6.54	1.31%
Institutional Class	$1,000	$991	$3.85	0.77%

Hypothetical**
Class A	$1,000	$1,019	$6.64	1.31%
Institutional Class	$1,000	$1,021	$3.91	0.77%
Thrivent Mid Cap Growth Fund

Actual
Class A	$1,000	$958	$4.88	0.99%
Institutional Class	$1,000	$960	$2.62	0.53%

Hypothetical**
Class A	$1,000	$1,020	$5.04	0.99%
Institutional Class	$1,000	$1,022	$2.71	0.53%
Thrivent Partner Mid Cap Value Fund

Actual
Class A	$1,000	$1,016	$6.34	1.25%
Institutional Class	$1,000	$1,017	$4.59	0.91%

Hypothetical**
Class A	$1,000	$1,019	$6.35	1.25%
Institutional Class	$1,000	$1,021	$4.60	0.91%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$991	$5.83	1.17%
Institutional Class	$1,000	$993	$3.60	0.72%

Hypothetical**
Class A	$1,000	$1,019	$5.92	1.17%
Institutional Class	$1,000	$1,022	$3.65	0.72%

Shareholder Expense Example

(unaudited)

	Beginning Account Value 5/1/2012	Ending Account Value 10/31/2012	Expenses Paid During Period 5/1/2012 - 10/31/2012*	Annualized Expense Ratio
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,008	$6.57	1.30%
Institutional Class	$1,000	$1,010	$4.96	0.98%

Hypothetical**
Class A	$1,000	$1,019	$6.60	1.30%
Institutional Class	$1,000	$1,020	$4.98	0.98%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$993	$6.01	1.20%
Institutional Class	$1,000	$997	$4.13	0.82%

Hypothetical**
Class A	$1,000	$1,019	$6.09	1.20%
Institutional Class	$1,000	$1,021	$4.18	0.82%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,032	$5.17	1.01%
Institutional Class	$1,000	$1,034	$2.70	0.53%

Hypothetical**
Class A	$1,000	$1,020	$5.14	1.01%
Institutional Class	$1,000	$1,022	$2.68	0.53%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,008	$5.37	1.06%
Institutional Class	$1,000	$1,010	$3.14	0.62%

Hypothetical**
Class A	$1,000	$1,020	$5.41	1.06%
Institutional Class	$1,000	$1,022	$3.16	0.62%
Thrivent Balanced Fund

Actual
Class A	$1,000	$1,000	$5.47	1.09%
Institutional Class	$1,000	$1,003	$3.31	0.66%

Hypothetical**
Class A	$1,000	$1,020	$5.53	1.09%
Institutional Class	$1,000	$1,022	$3.34	0.66%
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,059	$4.16	0.80%
Institutional Class	$1,000	$1,061	$2.42	0.47%

Hypothetical**
Class A	$1,000	$1,021	$4.08	0.80%
Institutional Class	$1,000	$1,023	$2.37	0.47%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,036	$3.77	0.74%
Institutional Class	$1,000	$1,037	$2.47	0.48%

Hypothetical**
Class A	$1,000	$1,021	$3.74	0.74%
Institutional Class	$1,000	$1,023	$2.45	0.48%

Shareholder Expense Example

(unaudited)

	Beginning Account Value 5/1/2012	Ending Account Value 10/31/2012	Expenses Paid During Period 5/1/2012 - 10/31/2012*	Annualized Expense Ratio
Thrivent Income Fund

Actual
Class A	$1,000	$1,059	$3.92	0.76%
Institutional Class	$1,000	$1,060	$2.03	0.39%

Hypothetical**
Class A	$1,000	$1,021	$3.84	0.76%
Institutional Class	$1,000	$1,023	$1.99	0.39%
Thrivent Core Bond Fund

Actual
Class A	$1,000	$1,041	$4.35	0.85%
Institutional Class	$1,000	$1,043	$2.68	0.52%

Hypothetical**
Class A	$1,000	$1,021	$4.31	0.85%
Institutional Class	$1,000	$1,023	$2.65	0.52%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,019	$4.51	0.89%
Institutional Class	$1,000	$1,021	$2.81	0.55%

Hypothetical**
Class A	$1,000	$1,021	$4.51	0.89%
Institutional Class	$1,000	$1,022	$2.81	0.55%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,016	$3.00	0.59%
Institutional Class	$1,000	$1,017	$1.81	0.36%

Hypothetical**
Class A	$1,000	$1,022	$3.01	0.59%
Institutional Class	$1,000	$1,023	$1.82	0.36%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$1.34	0.27%
Institutional Class	$1,000	$1,000	$1.33	0.27%

Hypothetical**
Class A	$1,000	$1,024	$1.35	0.27%
Institutional Class	$1,000	$1,024	$1.35	0.27%

	Beginning Account Value 8/31/2012	Ending Account Value 10/31/2012	Expenses Paid During Period 8/31/2012 - 10/31/2012***	Annualized Expense Ratio
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$1,026	$0.46	0.27%
Institutional Class	$1,000	$1,027	$0.38	0.22%

Hypothetical**
Class A	$1,000	$1,008	$0.46	0.27%
Institutional Class	$1,000	$1,008	$0.37	0.22%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.
***	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/366 to reflect the life of the Fund during the annual period.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Balanced Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Government Bond Fund, Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund (twenty-three of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

December 17, 2012

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402 T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Mutual Funds (69.1%)	Value
Equity Mutual Funds (62.3%)
1,505,642	Thrivent Natural Resources Fund	$13,550,782
3,537,097	Thrivent Partner Small Cap Growth Fund[a]	45,911,513
701,978	Thrivent Partner Small Cap Value Fund	11,793,236
1,004,432	Thrivent Small Cap Stock Fund[a]	16,161,303
1,669,389	Thrivent Mid Cap Growth Fund[a]	34,522,959
1,600,892	Thrivent Partner Mid Cap Value Fund	20,587,471
1,827,872	Thrivent Mid Cap Stock Fund[a]	30,397,516
10,089,922	Thrivent Partner Worldwide Allocation Fund	88,690,414
6,646,866	Thrivent Large Cap Growth Fund	39,282,979
2,275,936	Thrivent Large Cap Value Fund	33,592,812
824,079	Thrivent Large Cap Stock Fund	19,629,570
466,401	Thrivent Equity Income Plus Fund	4,482,114

	Total	358,602,669

Fixed Income Mutual Funds (6.8%)
3,231,517	Thrivent High Yield Fund	16,189,902
1,267,930	Thrivent Income Fund	11,880,506
907,050	Thrivent Government Bond Fund	9,759,861
99,841	Thrivent Limited Maturity Bond Fund	1,259,996

	Total	39,090,265

	Total Mutual Funds (cost $370,390,856)	397,692,934

Shares	Common Stock (26.9%)	Value
Consumer Discretionary (4.2%)
5,500	Amazon.com, Inc.[a,e]	1,280,510
2,900	AutoZone, Inc.[a]	1,087,500
3,230	CBS Corporation	104,652
5,900	Charter Communications, Inc.[a]	456,719
5,800	Cheesecake Factory, Inc.	191,748
12,800	Children’s Place Retail Stores, Inc.[a]	747,904
110,400	Comcast Corporation[e]	4,141,104
8,258	Delphi Automotive plc[a]	259,632
8,300	DISH Network Corporation	295,729
7,370	Dollar Tree, Inc.[a]	293,842
21,100	Expedia, Inc.	1,248,065
24,176	Foot Locker, Inc.	809,896
23,800	GNC Holdings, Inc.	920,346
1,560	Harley-Davidson, Inc.	72,946
13,700	Home Depot, Inc.	840,906
69,687	Las Vegas Sands Corporation	3,236,264
15,069	Life Time Fitness, Inc.[a]	676,447
14,160	Lowe’s Companies, Inc.	458,501
19,600	Meredith Corporation	656,012
11,430	News Corporation	278,435
14,600	NIKE, Inc.	1,334,148
7,300	Omnicom Group, Inc.	349,743
11,400	O’Reilly Automotive, Inc.[a]	976,752
1,183	Panera Bread Company[a]	199,501
6,100	Penn National Gaming, Inc.[a]	246,623
3,000	PetSmart, Inc.	199,170
45,859	Pier 1 Imports, Inc.	935,524
28,000	Sally Beauty Holdings, Inc.[a]	674,240
8,400	Tempur-Pedic International, Inc.[a]	222,096
3,250	Time Warner Cable, Inc.	322,107
9,400	Toll Brothers, Inc.[a]	310,294
11,110	WMS Industries, Inc.[a]	182,537

	Total	24,009,893

Consumer Staples (1.8%)
11,827	Anheuser-Busch InBev NV ADR	991,103
14,865	Annie’s, Inc.[a]	587,167
9,077	British American Tobacco plc ADR	901,891
5,980	CVS Caremark Corporation	277,472
1,770	Diageo plc ADR	202,205
18,442	Ingredion, Inc.	1,133,445
2,060	Kimberly-Clark Corporation	171,907
3,021	Kraft Foods Group, Inc.[a]	137,395
84,163	Mondelez International, Inc.	2,233,686
15,400	Nestle SA	977,719
25,973	Philip Morris International, Inc.[e]	2,300,169
5,849	TreeHouse Foods, Inc.[a]	313,214
4,690	Unilever NV ADR	172,076

	Total	10,399,449

Energy (2.0%)
33,157	Alpha Natural Resources, Inc.[a]	284,156
10,080	BP plc ADR	432,331
2,690	Chevron Corporation	296,465
28,600	Consol Energy, Inc.	1,005,576
5,000	Ensco plc	289,100
9,370	EOG Resources, Inc.	1,091,511
4,810	EQT Corporation	291,630
15,200	Helix Energy Solutions Group, Inc.[a]	262,808
43,320	Marathon Oil Corporation	1,302,199
40,800	Marathon Petroleum Corporation	2,241,144
3,306	Oasis Petroleum, Inc.[a]	97,097
39,445	Petroleum Geo-Services ASA	681,591
14,670	Schlumberger, Ltd.	1,020,005
8,300	Southwestern Energy Company[a]	288,010
26,986	Swift Energy Company[a]	450,936
116,900	Weatherford International, Ltd.[a]	1,320,970

	Total	11,355,529

Financials (3.6%)
3,380	ACE, Ltd.	265,837
7,054	Affiliated Managers Group, Inc.[a]	892,331
2,200	Allied World Assurance Company Holdings AG	176,660
4,110	Allstate Corporation	164,318
7,600	American Assets Trust, Inc.	206,492
4,700	American Campus Communities, Inc.	212,957
16,900	Ameriprise Financial, Inc.	986,453
5,600	Aspen Insurance Holdings, Ltd.	181,160
6,200	Axis Capital Holdings, Ltd.	224,564
33,000	Bank of America Corporation	307,560
11,000	BioMed Realty Trust, Inc.	210,320
2,300	Capital One Financial Corporation	138,391
16,200	CBL & Associates Properties, Inc.	362,394
52,320	Citigroup, Inc.	1,956,245
16,500	CME Group, Inc.	922,845
31,600	DCT Industrial Trust, Inc.	203,820
9,000	Douglas Emmett, Inc.	211,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (26.9%)	Value
Financials (3.6%) - continued
19,064	Duke Realty Corporation	$276,047
6,400	Endurance Specialty Holdings, Ltd.	259,520
3,000	Equity Lifestyle Properties, Inc.	201,990
6,100	Extra Space Storage, Inc.	210,389
1,380	Goldman Sachs Group, Inc.	168,898
21,641	HCC Insurance Holdings, Inc.	771,285
6,300	Highwoods Properties, Inc.	203,175
23,718	Host Hotels & Resorts, Inc.	342,962
45,900	Huntington Bancshares, Inc.	293,301
7,070	Invesco, Ltd.	171,942
5,000	iShares Russell 2000 Index Fund	406,200
54,669	J.P. Morgan Chase & Company	2,278,604
15,360	KKR & Company, LP	231,168
8,418	Lazard, Ltd.	247,994
3,000	M&T Bank Corporation	312,300
13,060	MetLife, Inc.	463,499
12,500	NASDAQ OMX Group, Inc.	297,625
6,800	Northern Trust Corporation	324,904
22,200	Och-Ziff Capital Management Group, LLC	222,222
8,800	Pebblebrook Hotel Trust	186,736
46,254	Popular, Inc.[a]	894,090
1,900	ProAssurance Corporation	169,860
8,270	State Street Corporation	368,594
18,050	SVB Financial Group[a]	1,021,450
2,680	Taubman Centers, Inc.	210,514
8,600	Tower Group, Inc.	154,972
8,437	W.R. Berkley Corporation	328,115
35,230	Wells Fargo & Company	1,186,899
57,372	Zions Bancorporation[e]	1,231,777

	Total	21,060,429

Health Care (3.9%)
17,900	Abbott Laboratories	1,172,808
2,400	Alexion Pharmaceuticals, Inc.[a]	216,912
19,200	Align Technology, Inc.[a]	510,336
22,340	Baxter International, Inc.[e]	1,399,154
10,000	Biogen Idec, Inc.[a,e]	1,382,200
65,700	Bristol-Myers Squibb Company[e]	2,184,525
2,576	C.R. Bard, Inc.	247,785
16,280	Covidien plc	894,586
31,600	Endo Pharmaceutical Holdings, Inc.[a]	905,656
7,605	HeartWare International, Inc.[a]	638,668
21,700	Humana, Inc.	1,611,659
5,300	Illumina, Inc.[a]	251,803
8,400	Medicines Company[a]	184,128
43,390	Merck & Company, Inc.	1,979,886
72,417	Pfizer, Inc.	1,801,011
8,030	Sanofi ADR	352,116
11,800	Shire Pharmaceuticals Group plc ADR	995,802
10,300	Thoratec Corporation[a]	367,710
13,208	United Therapeutics Corporation[a]	603,209
61,000	UnitedHealth Group, Inc.[e]	3,416,000
42,800	VIVUS, Inc.[a]	637,720
2,600	Waters Corporation[a]	212,706
5,051	Zimmer Holdings, Inc.	324,325

	Total	22,290,705

Industrials (3.6%)
11,900	3M Company	1,042,440
26,700	Actuant Corporation	754,008
13,650	ADT Corporation[a]	566,612
10,031	CSX Corporation	205,335
26,553	EMCOR Group, Inc.	853,944
1,710	FedEx Corporation	157,303
1,800	Flowserve Corporation	243,882
18,100	GATX Corporation	750,426
5,604	General Electric Company	118,020
26,335	HNI Corporation	724,739
24,109	Honeywell International, Inc.	1,476,435
28,370	Jacobs Engineering Group, Inc.[a]	1,094,798
14,600	Landstar System, Inc.	739,490
7,400	Lockheed Martin Corporation	693,158
77,172	Manitowoc Company, Inc.	1,099,701
22,800	Manpower, Inc.	865,032
21,000	McDermott International, Inc.[a]	224,910
13,312	Oshkosh Corporation[a]	399,094
19,432	Parker Hannifin Corporation[e]	1,528,521
3,983	Pentair, Ltd.	168,242
88,600	Pitney Bowes, Inc.	1,272,296
24,300	Southwest Airlines Company	214,326
1,650	SPX Corporation	113,173
36,600	Tyco International, Ltd.	983,442
25,300	United Parcel Service, Inc.	1,853,225
24,967	United Technologies Corporation[e]	1,951,421
23,000	Woodward, Inc.	770,500

	Total	20,864,473

Information Technology (5.8%)
8,200	Akamai Technologies, Inc.[a]	311,518
5,100	Alliance Data Systems Corporation[a]	729,555
10,877	Apple, Inc.[e]	6,472,903
30,000	Aruba Networks, Inc.[a]	545,100
130,500	Atmel Corporation[a]	608,783
21,700	Cavium, Inc.[a]	720,006
14,200	Citrix Systems, Inc.[a]	877,702
13,126	Cognizant Technology Solutions Corporation[a]	874,848
17,336	CoreLogic, Inc.[a]	412,597
29,624	eBay, Inc.[a]	1,430,543
2,905	Google, Inc.[a,e]	1,974,732
22,500	Informatica Corporation[a]	610,650
59,500	Intel Corporation	1,286,687
10,000	International Business Machines Corporation	1,945,300
7,172	Itron, Inc.[a]	294,482
13,411	Juniper Networks, Inc.[a]	222,220
2,200	MasterCard, Inc.	1,014,046
93,614	Microsoft Corporation[e]	2,671,275
40,870	NetApp, Inc.[a]	1,099,403
26,548	NVIDIA Corporation[a]	317,780
65,770	Oracle Corporation[e]	2,042,158
19,075	Plantronics, Inc.	618,793
19,000	QUALCOMM, Inc.[e]	1,112,925
81,880	Teradyne, Inc.[a]	1,197,086
39,210	Texas Instruments, Inc.[e]	1,101,409
22,929	TIBCO Software, Inc.[a]	578,040
24,300	VeriFone Systems, Inc.[a]	720,252
71,000	Vishay Intertechnology, Inc.[a]	587,880
112	Workday, Inc.[a]	5,432
19,932	Xilinx, Inc.	652,972

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (26.9%)	Value
Information Technology (5.8%) - continued
13,700	Yahoo!, Inc.[a]	$230,297

	Total	33,267,374

Materials (1.2%)
83,800	AK Steel Holding Corporation	422,352
12,700	Buckeye Technologies, Inc.	332,740
9,700	CF Industries Holdings, Inc.	1,990,343
8,600	Eagle Materials, Inc.	455,542
26,146	Freeport-McMoRan Copper & Gold, Inc.[e]	1,016,556
13,200	H.B. Fuller Company	401,280
7,569	PPG Industries, Inc.	886,179
2,287	Sigma-Aldrich Corporation	160,410
6,494	Silgan Holdings, Inc.	281,255
22,844	Steel Dynamics, Inc.	288,977
24,700	SunCoke Energy, Inc.[a]	396,929
3,720	United States Steel Corporation	75,851

	Total	6,708,414

Telecommunications Services (0.1%)
6,474	Verizon Communications, Inc.	288,999
48,400	Windstream Corporation	461,736

	Total	750,735

Utilities (0.7%)
15,100	CMS Energy Corporation	367,232
12,290	NiSource, Inc.	313,026
20,713	NV Energy, Inc.	393,754
11,440	PG&E Corporation	486,429
32,500	PNM Resources, Inc.	720,200
8,400	Public Service Enterprise Group, Inc.	269,136
19,300	Southern Company	904,012
15,440	Southwest Gas Corporation	671,177

	Total	4,124,966

	Total Common Stock (cost $141,802,397)	154,831,967

Principal Amount	Long-Term Fixed Income (2.9%)	Value
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	382,490

	Total	382,490

Collateralized Mortgage Obligations (0.1%)
	MASTR Alternative Loans Trust
74,212	0.661%, 12/25/2035[b]	39,909
	Residential Asset Securitization Trust
89,481	0.591%, 8/25/2037[b]	28,464
	Sequoia Mortgage Trust
124,542	4.960%, 9/20/2046	23,393
210,816	4.960%, 9/20/2046	170,625
	WaMu Mortgage Pass Through Certificates
87,688	2.726%, 9/25/2036	69,091
133,873	2.794%, 10/25/2036	102,019

	Total	433,501

Commercial Mortgage-Backed Securities (<0.1%)
	Credit Suisse Mortgage Capital Certificates
250,000	5.509%, 9/15/2039	263,659

	Total	263,659

Mortgage-Backed Securities (1.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
320,000	2.500%, 11/1/2027[c]	334,200
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
600,000	3.000%, 11/1/2042[c]	628,078
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,110,000	2.500%, 11/1/2027[c]	1,161,684
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
370,000	3.500%, 11/1/2042[c]	394,108
2,265,000	4.000%, 11/1/2042[c]	2,425,320
1,165,000	5.000%, 11/1/2042[c]	1,270,942

	Total	6,214,332

U.S. Government and Agencies (1.6%)
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	724,797
6,560,000	3.000%, 5/15/2042	6,776,277
	U.S. Treasury Notes
100,000	2.500%, 4/30/2015	105,367
475,000	0.750%, 6/30/2017	476,855
1,160,000	1.625%, 8/15/2022	1,153,656

	Total	9,236,952

	Total Long-Term Fixed Income (cost $16,690,377)	16,530,934

Shares or Principal Amount	Short-Term Investments (2.2%)	Value
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.160%, 12/17/2012[d,e]	99,980
6,352,142	Thrivent Financial Securities Lending Trust	6,352,142

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Shares or Principal Amount	Short-Term Investments (2.2%)	Value
	U.S. Treasury Bills
5,000,000	0.115%, 11/8/2012[d]	$4,999,888
1,500,000	0.125%, 1/17/2013[d,e]	1,499,599

	Total Short-Term Investments (at amortized cost)	12,951,609

	Total Investments (cost $541,835,239) 101.1%	$582,007,444

	Other Assets and Liabilities, Net (1.1%)	(6,524,543)

	Total Net Assets 100.0%	$575,482,901

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	At October 31, 2012, $20,808,384 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$53,714,022
Gross unrealized depreciation	(18,624,444)

Net unrealized appreciation (depreciation)	$35,089,578

Cost for federal income tax purposes	$546,917,866

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	358,602,669	358,602,669	–	–
Fixed Income Mutual Funds	39,090,265	39,090,265	–	–

Common Stock
Consumer Discretionary	24,009,893	24,009,893	–	–
Consumer Staples	10,399,449	9,421,730	977,719	–
Energy	11,355,529	10,673,938	681,591	–
Financials	21,060,429	21,060,429	–	–
Health Care	22,290,705	22,290,705	–	–
Industrials	20,864,473	20,864,473	–	–
Information Technology	33,267,374	33,267,374	–	–
Materials	6,708,414	6,708,414	–	–
Telecommunications Services	750,735	750,735	–	–
Utilities	4,124,966	4,124,966	–	–

Long-Term Fixed Income
Asset-Backed Securities	382,490	–	382,490	–
Collateralized Mortgage Obligations	433,501	–	433,501	–
Commercial Mortgage-Backed Securities	263,659	–	263,659	–
Mortgage-Backed Securities	6,214,332	–	6,214,332	–
U.S. Government and Agencies	9,236,952	–	9,236,952	–
Short-Term Investments	12,951,609	6,352,142	6,599,467	–

Total	$582,007,444	$557,217,733	$24,789,711	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	5,405,493	5,405,493	–	–

Total Asset Derivatives	$5,405,493	$5,405,493	$–	$–

Liability Derivatives
Futures Contracts	4,307,183	4,307,183	–	–
Foreign Currency Forward Contracts	15	–	15	–

Total Liability Derivatives	$4,307,198	$4,307,183	$15	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(10)	December 2012	($2,204,188)	($2,203,281)	$907
5-Yr. U.S. Treasury Bond Futures	(30)	December 2012	(3,730,377)	(3,727,500)	2,877
10-Yr. U.S. Treasury Bond Futures	(50)	December 2012	(6,645,707)	(6,651,563)	(5,856)
20-Yr U.S. Treasury Bond Futures	15	December 2012	2,246,296	2,239,688	(6,608)
Eurex EURO STOXX 50 Futures	152	December 2012	5,072,779	4,933,223	(139,556)
Russell 2000 Index Mini-Futures	(580)	December 2012	(49,956,966)	(47,345,400)	2,611,566
S&P 400 Index Mini Futures	(601)	December 2012	(61,573,953)	(58,783,810)	2,790,143
S&P 500 Index Futures	318	December 2012	115,995,763	111,840,600	(4,155,163)
Total Futures Contracts					$1,098,310

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Euro	SSB	27,360	11/1/2012	$35,448	$35,463	($15)
Total Sales				$35,448	$35,463	($15)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($15)

Counterparty
SSB	-	State Street Bank

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$5,401,709
Total Equity Contracts		5,401,709

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,784
Total Interest Rate Contracts		3,784

Total Asset Derivatives		$5,405,493

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,294,719
Total Equity Contracts		4,294,719

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	12,464
Total Interest Rate Contracts		12,464

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	15
Total Foreign Exchange Contracts		15

Total Liability Derivatives		$4,307,198

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	16,892

Total Interest Rate Contracts		16,892

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,659,427

Total Equity Contracts		4,659,427

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(22,637)

Total Foreign Exchange Contracts		(22,637)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	166,026

Total Credit Contracts		166,026

Total		$4,819,708

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,771,110)
Total Equity Contracts		(1,771,110)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(6,811)
Total Interest Rate Contracts		(6,811)

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(15)
Total Foreign Exchange Contracts		(15)

Total		($1,777,936)

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$217,179,206	38.5%	N/A	N/A	N/A	N/A
Interest Rate Contracts	6,038,053	1.1	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$96,273	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$553,266	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Natural Resources	$10,180,455	$5,014,701	$–	1,505,642	$13,550,782	$14,701
Partner Small Cap Growth	44,357,797	–	2,000,000	3,537,097	45,911,513	–
Partner Small Cap Value	11,425,311	196,031	1,000,000	701,978	11,793,236	75,784
Small Cap Stock	15,026,295	–	–	1,004,432	16,161,303	–
Mid Cap Growth	32,808,108	245,390	–	1,669,389	34,522,959	–
Partner Mid Cap Value	18,418,798	148,414	–	1,600,892	20,587,471	148,414
Mid Cap Stock	28,204,069	–	–	1,827,872	30,397,516	–
Partner Worldwide Allocation	83,215,986	872,371	–	10,089,922	88,690,414	872,371
Large Cap Growth	35,093,059	2,326	–	6,646,866	39,282,979	2,326
Large Cap Value	29,117,144	559,768	–	2,275,936	33,592,812	559,768
Large Cap Stock	27,521,460	213,407	10,000,000	824,079	19,629,570	213,407
Equity Income Plus	4,031,097	92,181	–	466,401	4,482,114	92,181
High Yield	5,190,125	11,118,917	770,389	3,231,517	16,189,902	638,512
Income	–	11,397,930	360,000	1,267,930	11,880,506	397,931
Government Bond	11,849,412	390,767	2,554,043	907,050	9,759,861	142,205
Limited Maturity Bond	–	4,230,378	3,000,000	99,841	1,259,996	30,376
Securities Lending Trust-Collateral Investment	–	5,428,712	5,428,712	–	–	241
Securities Lending Trust-Short Term Investment	–	11,132,713	4,780,571	6,352,142	6,352,142	9,969
Total Value and Income Earned	356,439,116				404,045,076	3,198,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Bank Loans (1.6%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$364,087	5.750%, 5/16/2018	$366,949
	FMG Resources August 2006 Pty., Ltd., Term Loan
1,965,000	0.000%, 10/18/2017[b,c]	1,954,192
	Ineos US Finance, LLC, Term Loan
475,197	6.500%, 5/4/2018	481,432

	Total	2,802,573

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
510,000	1.686%, 10/9/2019[b,c]	514,590
	MRC Global, Inc., Term Loan
365,000	0.000%, 10/24/2019[b,c]	364,087

	Total	878,677

Communications Services (0.5%)
	Atlantic Broadband Finance, LLC, Term Loan
438,900	5.250%, 4/4/2019	440,182
	Charter Communications Operating, LLC, Term Loan
348,250	4.000%, 5/15/2019	350,534
	Clear Channel Communications, Term Loan
550,000	3.820%, 1/29/2016[b,c]	451,346
	Cogeco Cable, Inc., Term Loan
295,000	0.000%, 9/10/2019[b,c]	297,213
	Cricket Communications, Inc., Term Loan
75,000	0.000%, 10/10/2019[b,c]	75,235
	Cumulus Media Holdings, Inc., Term Loan
582,298	5.750%, 9/17/2018	586,082
	Level 3 Financing, Inc., Term Loan
715,000	4.750%, 8/1/2019	717,939
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
364,087	6.000%, 6/9/2017	363,177
	MCC Georgia, LLC, Term Loan
295,000	4.000%, 1/20/2020	293,525
	SBA Senior Finance II, LLC, Term Loan
215,000	3.750%, 9/28/2019	215,914
	Toys R Us, Inc., Term Loan
609,253	5.250%, 5/25/2018	596,154
	Univision Communications, Inc., Term Loan
231,842	2.212%, 9/29/2014	230,863
295,000	4.462%, 3/31/2017	288,180
	Van Wagner Communications, Inc., Term Loan
290,000	8.250%, 8/3/2018	293,263
	WideOpenWest Finance, LLC, Term Loan
543,637	6.250%, 7/17/2018	548,057
	Yankee Cable Acquisition, LLC, Term Loan
284,653	5.250%, 8/26/2016	285,601
	Zayo Group, LLC, Term Loan
768,625	5.250%, 7/2/2019	771,315

	Total	6,804,580

Consumer Cyclical (0.2%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
473,331	5.500%, 2/23/2017	476,511
	Chrysler Group, LLC, Term Loan
437,783	6.000%, 5/24/2017	446,841
	Rock Ohio Caesars, LLC, 18 month Delayed Draw
67,500	5.704%, 8/19/2017[b,c]	69,019
	Rock Ohio Caesars, LLC, 6 month Delayed Draw
40,500	5.704%, 8/19/2017[b,c]	41,411
	Rock Ohio Caesars, LLC, Term Loan
517,000	8.426%, 8/19/2017[b,c]	528,633
	Seven Seas Cruises S de RL, LLC, Term Loan
660,000	6.250%, 12/21/2018	669,075

	Total	2,231,490

Consumer Non-Cyclical (0.3%)
	Bausch & Lomb, Inc., Term Loan
364,088	5.250%, 5/17/2019	367,860
	Ceridian Corporation, Term Loan
440,000	5.893%, 5/9/2017[b,c]	438,350
	CHS/Community Health Systems, Inc., Term Loan
365,000	3.921%, 1/25/2017	366,365
	DJO Finance, LLC, Term Loan
364,085	6.250%, 9/15/2017	365,148
	Grifols, Inc., Term Loan
363,811	4.500%, 6/1/2017	366,798
	Hologic, Inc., Term Loan
438,900	4.500%, 8/1/2019	443,535
	Reynolds Group Holdings, Inc., Term Loan
70,000	0.000%, 9/28/2018[b,c]	70,201
	Roundy’s Supermarkets, Inc., Term Loan
657,625	5.750%, 2/13/2019	637,778
	Visant Corporation, Term Loan
565,000	5.095%, 12/22/2016[b,c]	540,044
	Warner Chilcott Company, LLC, Term Loan
28,169	4.250%, 3/15/2018	28,248
	Warner Chilcott Corporation, Term Loan
56,338	4.250%, 3/15/2018	56,496
21,395	4.250%, 3/15/2018	21,455
	WC Luxco Sarl, Term Loan
38,732	4.250%, 3/15/2018	38,841

	Total	3,741,119

Energy (<0.1%)
	Chesapeake Energy Corporation, Term Loan
150,892	8.500%, 12/2/2017	151,037

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Bank Loans (1.6%)[a]	Value
Energy (<0.1%) - continued
	GenOn Energy, Inc., Term Loan
$293,503	6.500%, 12/4/2017	$295,522
	Plains Exploration & Production Company, Term Loan
140,000	0.000%, 10/15/2019[b,c]	140,550

	Total	587,109

Financials (0.1%)
	Nuveen Investments, Inc., Term Loan
105,000	5.841%, 5/13/2017	104,606
365,000	5.846%, 5/13/2017	364,431
	WaveDivision Holdings, LLC, Term Loan
515,000	4.250%, 8/9/2019[b,c]	520,577

	Total	989,614

Technology (0.1%)
	First Data Corporation Extended, Term Loan
440,000	4.211%, 3/26/2018	419,100
	First Data Corporation, Term Loan
295,000	5.211%, 9/24/2018	288,289
	Freescale Semiconductor, Inc., Term Loan
482,575	6.000%, 2/28/2019	478,473
	Infor US, Inc., Term Loan
434,100	6.077%, 4/5/2018	438,575
	Intelsat Jackson Holdings SA, Term Loan
540,678	4.500%, 4/2/2018	544,171

	Total	2,168,608

Transportation (<0.1%)
	Delta Air Lines, Inc., Term Loan
437,783	5.500%, 4/20/2017	437,346

	Total	437,346

Utilities (0.1%)
	Calpine Corporation, Term Loan
585,000	4.500%, 10/9/2019	585,427
	NGPL PipeCo, LLC, Term Loan
550,000	6.750%, 9/15/2017	560,544

	Total	1,145,971

	Total Bank Loans (cost $21,654,041)	21,787,087

Shares	Mutual Funds (67.4%)	Value
Equity Mutual Funds (53.2%)
3,041,479	Thrivent Natural Resources Fund	27,373,309
3,151,900	Thrivent Partner Small Cap Growth Fund[d]	40,911,660
1,671,574	Thrivent Partner Small Cap Value Fund	28,082,450
1,344,712	Thrivent Small Cap Stock Fund[d]	21,636,409
1,772,686	Thrivent Mid Cap Growth Fund[d]	36,659,156
3,639,699	Thrivent Partner Mid Cap Value Fund	46,806,534
4,016,385	Thrivent Mid Cap Stock Fund[d]	66,792,476
9,423,219	Thrivent Partner Worldwide Allocation Fund	170,730,097
14,262,471	Thrivent Large Cap Growth Fund	84,291,204
7,437,992	Thrivent Large Cap Value Fund	109,784,766
3,297,726	Thrivent Large Cap Stock Fund	78,551,831
1,182,053	Thrivent Equity Income Plus Fund	11,359,530

	Total	722,979,422

Fixed Income Mutual Funds (14.2%)
10,768,068	Thrivent High Yield Fund	53,948,019
9,440,144	Thrivent Income Fund	88,454,152
2,280,527	Thrivent Government Bond Fund	24,538,470
2,087,581	Thrivent Limited Maturity Bond Fund	26,345,273

	Total	193,285,914

	Total Mutual Funds (cost $871,943,147)	916,265,336

Shares	Common Stock (18.9%)	Value
Consumer Discretionary (2.8%)
7,200	Amazon.com, Inc.[d]	1,676,304
3,800	AutoZone, Inc.[d]	1,425,000
9,390	CBS Corporation	304,236
11,300	Charter Communications, Inc.[d]	874,733
11,000	Cheesecake Factory, Inc.	363,660
18,200	Children’s Place Retail Stores, Inc.[d]	1,063,426
162,400	Comcast Corporation	6,091,624
24,032	Delphi Automotive plc[d]	755,566
15,700	DISH Network Corporation	559,391
14,436	Dollar Tree, Inc.[d]	575,563
34,800	Expedia, Inc.	2,058,420
34,488	Foot Locker, Inc.	1,155,348
34,000	GNC Holdings, Inc.	1,314,780
4,570	Harley-Davidson, Inc.	213,693
18,100	Home Depot, Inc.	1,110,978
103,613	Las Vegas Sands Corporation	4,811,788
21,410	Life Time Fitness, Inc.[d]	961,095
41,140	Lowe’s Companies, Inc.	1,332,113
27,900	Meredith Corporation	933,813
33,210	News Corporation	808,996
19,300	NIKE, Inc.	1,763,634
14,100	Omnicom Group, Inc.	675,531
18,900	O’Reilly Automotive, Inc.[d]	1,619,352
2,265	Panera Bread Company[d]	381,970
11,600	Penn National Gaming, Inc.[d]	468,988
5,700	PetSmart, Inc.	378,423
65,379	Pier 1 Imports, Inc.	1,333,731
37,100	Sally Beauty Holdings, Inc.[d]	893,368
16,000	Tempur-Pedic International, Inc.[d]	423,040
9,490	Time Warner Cable, Inc.	940,554
18,000	Toll Brothers, Inc.[d]	594,180
20,758	WMS Industries, Inc.[d]	341,054

	Total	38,204,352

Consumer Staples (1.3%)
15,562	Anheuser-Busch InBev NV ADR	1,304,096
21,193	Annie’s, Inc.[d]	837,124
11,956	British American Tobacco plc ADR	1,187,948
17,390	CVS Caremark Corporation	806,896

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (18.9%)	Value
Consumer Staples (1.3%) - continued
5,130	Diageo plc ADR	$586,051
29,152	Ingredion, Inc.	1,791,682
6,020	Kimberly-Clark Corporation	502,369
8,779	Kraft Foods Group, Inc.[d]	399,269
149,937	Mondelez International, Inc.	3,979,328
20,200	Nestle SA	1,282,462
45,607	Philip Morris International, Inc.[j]	4,038,956
11,048	TreeHouse Foods, Inc.[d]	591,620
13,650	Unilever NV ADR	500,818

	Total	17,808,619

Energy (1.4%)
63,114	Alpha Natural Resources, Inc.[d]	540,887
29,270	BP plc ADR	1,255,390
7,840	Chevron Corporation	864,047
37,600	Consol Energy, Inc.	1,322,016
9,600	Ensco plc	555,072
17,528	EOG Resources, Inc.	2,041,837
13,960	EQT Corporation	846,395
28,700	Helix Energy Solutions Group, Inc.[d]	496,223
75,320	Marathon Oil Corporation	2,264,119
67,300	Marathon Petroleum Corporation	3,696,789
4,707	Oasis Petroleum, Inc.[d]	138,245
56,251	Petroleum Geo-Services ASA	971,990
22,280	Schlumberger, Ltd.	1,549,128
15,600	Southwestern Energy Company[d]	541,320
38,390	Swift Energy Company[d]	641,497
165,900	Weatherford International, Ltd.[d]	1,874,670

	Total	19,599,625

Financials (2.8%)
9,870	ACE, Ltd.	776,275
10,065	Affiliated Managers Group, Inc.[d]	1,273,223
3,100	Allied World Assurance Company Holdings AG	248,930
11,960	Allstate Corporation	478,161
10,800	American Assets Trust, Inc.	293,436
6,700	American Campus Communities, Inc.	303,577
22,300	Ameriprise Financial, Inc.	1,301,651
7,900	Aspen Insurance Holdings, Ltd.	255,565
11,700	Axis Capital Holdings, Ltd.	423,774
95,970	Bank of America Corporation	894,440
15,800	BioMed Realty Trust, Inc.	302,096
6,710	Capital One Financial Corporation	403,741
30,900	CBL & Associates Properties, Inc.	691,233
92,830	Citigroup, Inc.	3,470,914
22,000	CME Group, Inc.	1,230,460
45,100	DCT Industrial Trust, Inc.	290,895
12,800	Douglas Emmett, Inc.	300,160
35,329	Duke Realty Corporation	511,564
12,900	Endurance Specialty Holdings, Ltd.	523,095
4,300	Equity Lifestyle Properties, Inc.	289,519
8,800	Extra Space Storage, Inc.	303,512
4,010	Goldman Sachs Group, Inc.	490,784
38,482	HCC Insurance Holdings, Inc.	1,371,498
9,000	Highwoods Properties, Inc.	290,250
44,235	Host Hotels & Resorts, Inc.	639,638
87,500	Huntington Bancshares, Inc.	559,125
20,560	Invesco, Ltd.	500,019
7,000	iShares Russell 2000 Index Fund	568,680
93,228	J.P. Morgan Chase & Company	3,885,743
44,580	KKR & Company, LP	670,929
15,936	Lazard, Ltd.	469,475
5,700	M&T Bank Corporation	593,370
37,920	MetLife, Inc.	1,345,781
23,600	NASDAQ OMX Group, Inc.	561,916
12,900	Northern Trust Corporation	616,362
43,500	Och-Ziff Capital Management Group, LLC	435,435
12,500	Pebblebrook Hotel Trust	265,250
65,957	Popular, Inc.[d]	1,274,949
2,700	ProAssurance Corporation	241,380
24,050	State Street Corporation	1,071,909
29,880	SVB Financial Group[d]	1,690,909
3,822	Taubman Centers, Inc.	300,218
12,300	Tower Group, Inc.	221,646
16,073	W.R. Berkley Corporation	625,079
63,860	Wells Fargo & Company	2,151,443
89,098	Zions Bancorporation	1,912,934

	Total	37,320,943

Health Care (2.8%)
29,500	Abbott Laboratories	1,932,840
4,600	Alexion Pharmaceuticals, Inc.[d]	415,748
27,400	Align Technology, Inc.[d]	728,292
36,920	Baxter International, Inc.	2,312,300
13,200	Biogen Idec, Inc.[d]	1,824,504
108,100	Bristol-Myers Squibb Company	3,594,325
5,251	C.R. Bard, Inc.	505,094
31,060	Covidien plc	1,706,747
48,900	Endo Pharmaceutical Holdings, Inc.[d]	1,401,474
10,879	HeartWare International, Inc.[d]	913,618
35,800	Humana, Inc.	2,658,866
10,300	Illumina, Inc.[d]	489,353
16,000	Medicines Company[d]	350,720
85,570	Merck & Company, Inc.	3,904,559
147,566	Pfizer, Inc.	3,669,966
23,360	Sanofi ADR	1,024,336
15,500	Shire Pharmaceuticals Group plc ADR	1,308,045
19,400	Thoratec Corporation[d]	692,580
18,902	United Therapeutics Corporation[d]	863,254
99,661	UnitedHealth Group, Inc.	5,581,016
61,000	VIVUS, Inc.[d]	908,900
5,600	Waters Corporation[d]	458,136
9,642	Zimmer Holdings, Inc.	619,113

	Total	37,863,786

Industrials (2.5%)
19,700	3M Company	1,725,720
38,100	Actuant Corporation	1,075,944
21,200	ADT Corporation[d]	880,012
19,165	CSX Corporation	392,308
37,823	EMCOR Group, Inc.	1,216,388
4,990	FedEx Corporation	459,030
3,400	Flowserve Corporation	460,666
25,900	GATX Corporation	1,073,814
16,301	General Electric Company	343,299
37,537	HNI Corporation	1,033,018

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (18.9%)	Value
Industrials (2.5%) - continued
38,066	Honeywell International, Inc.	$2,331,162
49,480	Jacobs Engineering Group, Inc.[d]	1,909,433
20,700	Landstar System, Inc.	1,048,455
12,200	Lockheed Martin Corporation[j]	1,142,774
123,003	Manitowoc Company, Inc.	1,752,793
35,000	Manpower, Inc.	1,327,900
40,000	McDermott International, Inc.[d]	428,400
25,224	Oshkosh Corporation[d]	756,216
28,064	Parker Hannifin Corporation	2,207,514
5,231	Pentair, Ltd.	220,957
145,900	Pitney Bowes, Inc.	2,095,124
46,500	Southwest Airlines Company	410,130
4,820	SPX Corporation	330,604
54,700	Tyco International, Ltd.	1,469,789
41,700	United Parcel Service, Inc.	3,054,525
49,570	United Technologies Corporation	3,874,391
32,900	Woodward, Inc.	1,102,150

	Total	34,122,516

Information Technology (3.8%)
15,500	Akamai Technologies, Inc.[d]	588,845
9,500	Alliance Data Systems Corporation[d]	1,358,975
15,352	Apple, Inc.[j]	9,135,975
42,700	Aruba Networks, Inc.[d]	775,859
186,100	Atmel Corporation[d]	868,157
30,900	Cavium, Inc.[d]	1,025,262
18,700	Citrix Systems, Inc.[d]	1,155,847
17,441	Cognizant Technology Solutions Corporation[d]	1,162,443
32,981	CoreLogic, Inc.[d]	784,948
42,049	eBay, Inc.[d]	2,030,546
3,777	Google, Inc.[d]	2,567,491
32,100	Informatica Corporation[d]	871,194
97,900	Intel Corporation	2,117,087
16,600	International Business Machines Corporation	3,229,198
13,670	Itron, Inc.[d]	561,290
25,521	Juniper Networks, Inc.[d]	422,883
3,500	MasterCard, Inc.	1,613,255
177,883	Microsoft Corporation[j]	5,075,891
64,600	NetApp, Inc.[d]	1,737,740
50,707	NVIDIA Corporation[d]	606,963
118,510	Oracle Corporation	3,679,735
27,210	Plantronics, Inc.	882,692
24,900	QUALCOMM, Inc.	1,458,518
131,780	Teradyne, Inc.[d]	1,926,624
71,840	Texas Instruments, Inc.	2,017,986
32,622	TIBCO Software, Inc.[d]	822,401
34,700	VeriFone Systems, Inc.[d]	1,028,508
101,200	Vishay Intertechnology, Inc.[d]	837,936
172	Workday, Inc.[d]	8,342
44,875	Xilinx, Inc.	1,470,105
26,100	Yahoo!, Inc.[d]	438,741

	Total	52,261,437

Materials (0.8%)
119,500	AK Steel Holding Corporation	602,280
18,200	Buckeye Technologies, Inc.	476,840
16,100	CF Industries Holdings, Inc.	3,303,559
12,300	Eagle Materials, Inc.	651,531
34,338	Freeport-McMoRan Copper & Gold, Inc.	1,335,061
18,900	H.B. Fuller Company	574,560
12,350	PPG Industries, Inc.	1,445,938
6,748	Sigma-Aldrich Corporation	473,305
12,250	Silgan Holdings, Inc.	530,547
42,588	Steel Dynamics, Inc.	538,738
35,200	SunCoke Energy, Inc.[d]	565,664
10,840	United States Steel Corporation	221,028

	Total	10,719,051

Telecommunications Services (0.1%)
18,803	Verizon Communications, Inc.	839,366
79,600	Windstream Corporation	759,384

	Total	1,598,750

Utilities (0.6%)
28,300	CMS Energy Corporation	688,256
35,740	NiSource, Inc.	910,298
38,627	NV Energy, Inc.	734,299
33,270	PG&E Corporation	1,414,640
46,300	PNM Resources, Inc.	1,026,008
16,000	Public Service Enterprise Group, Inc.	512,640
31,900	Southern Company	1,494,196
21,982	Southwest Gas Corporation	955,558

	Total	7,735,895

	Total Common Stock (cost $234,829,521)	257,234,974

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Asset-Backed Securities (0.3%)
	Morgan Stanley Capital, Inc.
659,799	0.361%, 2/25/2037[e]	335,267
	Renaissance Home Equity Loan Trust
3,377,126	5.746%, 5/25/2036	2,145,664
1,780,000	6.011%, 5/25/2036	1,047,436

	Total	3,528,367

Basic Materials (0.1%)
	ArcelorMittal
51,000	5.375%, 6/1/2013	52,073
	Arch Coal, Inc.
325,000	7.000%, 6/15/2019[f]	288,437
	BHP Billiton Finance, Ltd.
82,000	1.000%, 2/24/2015	82,787
	Dow Chemical Company
81,000	5.900%, 2/15/2015	90,148
	FMG Resources Property, Ltd.
325,000	8.250%, 11/1/2019[f,g]	325,000
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
340,000	8.875%, 2/1/2018	343,400
	International Paper Company
53,000	5.300%, 4/1/2015	57,596
	LyondellBasell Industries NV
365,000	5.000%, 4/15/2019	395,112
	Novelis, Inc.
325,000	8.375%, 12/15/2017	353,437
	Rock-Tenn Company
56,000	3.500%, 3/1/2020[g]	57,731

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Basic Materials (0.1%) - continued
	Xstrata Finance Canada, Ltd.
$54,000	1.800%, 10/23/2015[g]	$54,109
27,000	2.450%, 10/25/2017[g]	26,931

	Total	2,126,761

Capital Goods (0.2%)
	Bombardier, Inc.
340,000	5.750%, 3/15/2022[g]	358,275
	Case New Holland, Inc.
325,000	7.875%, 12/1/2017	381,875
	Caterpillar Financial Services Corporation
35,000	1.100%, 5/29/2015	35,427
	John Deere Capital Corporation
56,000	0.700%, 9/4/2015	56,078
	Pentair Finance SA
56,000	1.875%, 9/15/2017[g]	56,173
	Raytheon Company
81,000	1.625%, 10/15/2015	82,750
	RBS Global, Inc.
340,000	8.500%, 5/1/2018	373,150
	Reynolds Group Issuer, Inc.
325,000	6.875%, 2/15/2021	345,313
	Sealed Air Corporation
345,000	8.375%, 9/15/2021[g]	379,500
	Textron, Inc.
106,000	5.600%, 12/1/2017	116,700
	United Technologies Corporation
9,000	4.500%, 6/1/2042	10,352
	UR Financing Escrow Corporation
340,000	7.375%, 5/15/2020[g]	368,050

	Total	2,563,643

Collateralized Mortgage Obligations (0.6%)
	Citigroup Mortgage Loan Trust, Inc.
353,624	5.500%, 11/25/2035	309,875
	CitiMortgage Alternative Loan Trust
1,166,509	5.750%, 4/25/2037	922,613
	Countrywide Alternative Loan Trust
200,091	6.500%, 8/25/2036	130,080
241,742	6.000%, 1/25/2037	197,810
1,051,792	5.500%, 5/25/2037	779,091
811,704	7.000%, 10/25/2037	517,958
	Countrywide Home Loans, Inc.
502,155	5.750%, 4/25/2037	451,501
	Deutsche Alt-A Securities, Inc.
386,194	6.000%, 10/25/2021	353,484
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
194,540	5.500%, 10/25/2021	198,250
	J.P. Morgan Mortgage Trust
108,000	4.935%, 10/25/2036	80,636
1,040,716	6.250%, 8/25/2037	718,403
	MASTR Alternative Loans Trust
290,005	6.500%, 7/25/2034	305,188
544,217	0.661%, 12/25/2035[e]	292,666
	Merrill Lynch Alternative Note Asset Trust
272,387	6.000%, 3/25/2037	216,606
	Residential Asset Securitization Trust
715,848	0.591%, 8/25/2037[e]	227,715
	Sequoia Mortgage Trust
329,147	4.960%, 9/20/2046	61,824
671,389	4.960%, 9/20/2046	543,392
	WaMu Mortgage Pass Through Certificates
171,391	2.726%, 9/25/2036	135,041
365,919	2.794%, 10/25/2036	278,852

	Total	6,720,985

Commercial Mortgage-Backed Securities (0.9%)
	Banc of America Commercial Mortgage, Inc.
1,400,000	5.647%, 4/10/2049	1,627,501
2,550,000	5.624%, 6/10/2049	2,959,958
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,671,687
	Credit Suisse First Boston Mortgage Securities
1,300,000	5.542%, 1/15/2049	1,470,175
	Credit Suisse Mortgage Capital Certificates
1,625,000	5.509%, 9/15/2039	1,713,784
	Greenwich Capital Commercial Funding Corporation
900,000	5.867%, 12/10/2049	986,135
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
750,000	5.742%, 2/12/2049	791,043
	Morgan Stanley Capital, Inc.
450,000	5.406%, 3/15/2044	477,797
	Wachovia Bank Commercial Mortgage Trust
1,050,000	5.603%, 10/15/2048	1,135,354

	Total	12,833,434

Communications Services (0.5%)
	AMC Networks, Inc.
345,000	7.750%, 7/15/2021	390,713
	America Movil SAB de CV
84,000	3.125%, 7/16/2022	86,620
	American Tower Corporation
68,000	5.050%, 9/1/2020	76,411
	AT&T, Inc.
114,000	2.400%, 8/15/2016	120,489
	British Telecommunications plc
70,000	2.000%, 6/22/2015	71,799
	Cablevision Systems Corporation
325,000	8.625%, 9/15/2017	379,438
	CCO Holdings, LLC
325,000	7.000%, 1/15/2019	349,375
	CenturyLink, Inc.
114,000	5.800%, 3/15/2022	119,995

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Communications Services (0.5%) - continued
	Comcast Corporation
$115,000	6.500%, 1/15/2015	$129,471
35,000	4.650%, 7/15/2042	37,944
	Digicel, Ltd.
170,000	8.250%, 9/1/2017[g]	182,750
140,000	7.000%, 2/15/2020[g]	147,000
	Dish DBS Corporation
295,000	4.625%, 7/15/2017	304,219
295,000	5.875%, 7/15/2022	309,750
	Frontier Communications Corporation
345,000	8.125%, 10/1/2018	390,712
	Hughes Satellite Systems Corporation
325,000	6.500%, 6/15/2019	347,750
	Intelsat Jackson Holdings SA
325,000	7.250%, 4/1/2019	348,562
	Level 3 Financing, Inc.
320,000	8.625%, 7/15/2020	348,800
	NBCUniversal Media, LLC
82,000	2.875%, 4/1/2016	86,951
27,000	2.875%, 1/15/2023	27,212
	News America, Inc.
56,000	3.000%, 9/15/2022[g]	57,074
	Nippon Telegraph & Telephone Corporation
56,000	1.400%, 7/18/2017	56,472
	SBA Tower Trust
50,000	5.101%, 4/15/2017[g]	55,540
	Sprint Nextel Corporation
170,000	9.125%, 3/1/2017	199,750
155,000	9.000%, 11/15/2018[g]	191,425
	Telefonica Emisiones SAU
56,000	3.729%, 4/27/2015	57,120
	Time Warner Cable, Inc.
55,000	3.500%, 2/1/2015	58,440
	Univision Communications, Inc.
280,000	6.750%, 9/15/2022[g]	280,000
	UPCB Finance V, Ltd.
325,000	7.250%, 11/15/2021[g]	357,500
	Verizon Communications, Inc.
112,000	5.500%, 2/15/2018	136,332
	Virgin Media Finance plc
340,000	5.250%, 2/15/2022	355,300
	Vivendi SA
84,000	2.400%, 4/10/2015[g]	85,043
	Vodafone Group plc
58,000	1.250%, 9/26/2017	58,316

	Total	6,204,273

Consumer Cyclical (0.3%)
	American Honda Finance Corporation
28,000	1.000%, 8/11/2015[g]	28,038
28,000	1.500%, 9/11/2017[g]	28,203
	Chrysler Group, LLC
280,000	8.000%, 6/15/2019[f]	297,850
	Federated Retail Holdings, Inc.
81,000	5.900%, 12/1/2016	95,431
	Ford Motor Credit Company, LLC
58,000	12.000%, 5/15/2015	71,485
340,000	5.000%, 5/15/2018	375,035
	Host Hotels and Resorts, LP
295,000	6.000%, 11/1/2020	328,187
	Hyundai Capital America
54,000	1.625%, 10/2/2015[g]	54,335
	Lennar Corporation
335,000	12.250%, 6/1/2017	452,250
	Limited Brands, Inc.
270,000	5.625%, 2/15/2022	291,263
	Macy’s Retail Holdings, Inc.
86,000	3.875%, 1/15/2022	94,513
	MGM Resorts International
365,000	7.625%, 1/15/2017[f]	384,162
	Scientific Games International, Inc.
340,000	6.250%, 9/1/2020[g]	345,525
	Service Corporation International
340,000	8.000%, 11/15/2021	417,350
	Time Warner, Inc.
46,000	3.150%, 7/15/2015	48,964
	Toyota Motor Credit Corporation
35,000	1.750%, 5/22/2017	35,904
	Toys R Us Property Company II, LLC
330,000	8.500%, 12/1/2017	354,338
	Viacom, Inc.
28,000	1.250%, 2/27/2015	28,272

	Total	3,731,105

Consumer Non-Cyclical (0.4%)
	Amgen, Inc.
30,000	4.850%, 11/18/2014	32,497
30,000	2.125%, 5/15/2017	31,199
	Anheuser-Busch InBev Worldwide, Inc.
28,000	0.800%, 7/15/2015	28,082
56,000	1.375%, 7/15/2017	56,844
	BAT International Finance plc
70,000	1.400%, 6/5/2015[g]	70,748
	Beam, Inc.
15,000	1.875%, 5/15/2017	15,401
	Biomet, Inc.
365,000	6.500%, 10/1/2020[g]	354,963
	Boston Scientific Corporation
70,000	5.450%, 6/15/2014	74,691
55,000	4.500%, 1/15/2015	58,943
	Bunge Limited Finance Corporation
28,000	3.200%, 6/15/2017	29,517
	Celgene Corporation
42,000	1.900%, 8/15/2017	42,645
42,000	3.250%, 8/15/2022	43,293
	Community Health Systems, Inc.
340,000	8.000%, 11/15/2019	366,775
	ConAgra Foods, Inc.
84,000	1.350%, 9/10/2015	84,681
	Covidien International Finance SA
70,000	1.350%, 5/29/2015	71,102
	CVS Caremark Corporation
34,000	6.125%, 9/15/2039	45,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Consumer Non-Cyclical (0.4%) - continued
	Express Scripts Holding Company
$56,000	2.750%, 11/21/2014[g]	$58,053
56,000	3.125%, 5/15/2016	59,623
	Fresenius Medical Care US Finance II, Inc.
325,000	5.625%, 7/31/2019[g]	342,063
	Gilead Sciences, Inc.
45,000	2.400%, 12/1/2014	46,538
49,000	3.050%, 12/1/2016	52,663
	Grifols, Inc.
365,000	8.250%, 2/1/2018	405,150
	HCA, Inc.
340,000	5.875%, 3/15/2022	364,650
	Heineken NV
54,000	0.800%, 10/1/2015[g]	54,108
54,000	1.400%, 10/1/2017[g]	54,243
14,000	4.000%, 10/1/2042[g]	14,161
	JBS USA, LLC
325,000	7.250%, 6/1/2021[g]	317,850
	Kraft Foods, Inc.
70,000	1.625%, 6/4/2015[g]	71,418
44,000	2.250%, 6/5/2017[g]	45,704
	Laboratory Corporation of America Holdings
56,000	2.200%, 8/23/2017	57,716
	Libbey Glass, Inc.
70,000	6.875%, 5/15/2020[g]	74,550
	Lorillard Tobacco Company
56,000	2.300%, 8/21/2017	56,648
	Rite Aid Corporation
550,000	7.500%, 3/1/2017	565,125
	Roche Holdings, Inc.
56,000	7.000%, 3/1/2039[g]	86,735
	SABMiller Holdings, Inc.
83,000	1.850%, 1/15/2015[g]	85,066
	Safeway, Inc.
63,000	5.000%, 8/15/2019	67,609
	Spectrum Brands Holdings, Inc.
345,000	9.500%, 6/15/2018	387,263
	Teva Pharmaceutical Finance Company BV
30,000	2.400%, 11/10/2016	31,553
	Teva Pharmaceutical Finance IV, LLC
63,000	1.700%, 11/10/2014	64,392
	Tyson Foods, Inc.
70,000	4.500%, 6/15/2022	74,200
	Valeant Pharmaceuticals International
325,000	6.875%, 12/1/2018[g]	346,531
	Watson Pharmaceuticals, Inc.
27,000	1.875%, 10/1/2017	27,368
11,000	3.250%, 10/1/2022	11,335

	Total	5,229,289

Energy (0.2%)
	Apache Corporation
81,000	1.750%, 4/15/2017	83,831
	BP Capital Markets plc
82,000	3.125%, 10/1/2015	87,636
	Concho Resources, Inc.
680,000	5.500%, 10/1/2022	712,300
	Denbury Resources, Inc.
325,000	6.375%, 8/15/2021	355,875
	EOG Resources, Inc.
56,000	2.625%, 3/15/2023	57,325
	Harvest Operations Corporation
300,000	6.875%, 10/1/2017	328,500
	Linn Energy, LLC
325,000	7.750%, 2/1/2021	346,937
	Marathon Oil Corporation
81,000	0.900%, 11/1/2015	81,286
	Marathon Petroleum Corporation
56,000	3.500%, 3/1/2016	60,002
	Phillips 66
64,000	2.950%, 5/1/2017[g]	68,258
	Pioneer Natural Resources Company
28,000	5.875%, 7/15/2016	31,807
56,000	6.650%, 3/15/2017	66,654
	SandRidge Energy, Inc.
365,000	7.500%, 2/15/2023[g]	377,775
	Suncor Energy, Inc.
49,000	6.100%, 6/1/2018	60,430
	Transocean, Inc.
28,000	5.050%, 12/15/2016	31,360
56,000	6.000%, 3/15/2018	65,975
	Valero Energy Corporation
56,000	7.500%, 4/15/2032	73,917
	Weatherford International, Ltd.
84,000	6.750%, 9/15/2040	99,768

	Total	2,989,636

Financials (0.6%)
	ABN Amro North American Holding Preferred Capital Repackage Trust I
27,000	6.523%, 12/29/2049[g,h]	27,000
	Ally Financial, Inc.
340,000	5.500%, 2/15/2017	359,779
	American Express Credit Corporation
35,000	2.375%, 3/24/2017	36,806
	American International Group, Inc.
84,000	2.375%, 8/24/2015	85,406
81,000	3.800%, 3/22/2017	87,385
	ANZ National International, Ltd. of London
83,000	3.125%, 8/10/2015[g]	87,144
	Associated Banc Corporation
28,000	1.875%, 3/12/2014	27,992
	Bank of America Corporation
115,000	7.750%, 8/15/2015	129,841
82,000	1.500%, 10/9/2015	82,093
55,000	5.750%, 8/15/2016	60,911
85,000	5.750%, 12/1/2017	98,455
55,000	5.650%, 5/1/2018	64,034
	Bank of New York Mellon Corporation
27,000	0.700%, 10/23/2015	27,008

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Financials (0.6%) - continued
	Bank of Nova Scotia
$81,000	1.850%, 1/12/2015	$83,133
	Barclays Bank plc
100,000	6.050%, 12/4/2017[g]	109,218
	BBVA US Senior SAU
81,000	4.664%, 10/9/2015	81,801
	Berkshire Hathaway, Inc.
60,000	1.600%, 5/15/2017	61,281
	BlackRock, Inc.
35,000	1.375%, 6/1/2015	35,655
	BNP Paribas SA
28,000	2.375%, 9/14/2017	28,205
	Capital One Capital V
56,000	10.250%, 8/15/2039	57,680
	Capital One Financial Corporation
81,000	2.150%, 3/23/2015	83,265
	CIT Group, Inc.
365,000	4.250%, 8/15/2017	374,420
	Citigroup, Inc.
81,000	5.850%, 7/2/2013	83,718
142,000	5.000%, 9/15/2014	150,317
83,000	4.750%, 5/19/2015	89,954
84,000	6.000%, 8/15/2017	98,878
	CNA Financial Corporation
97,000	7.350%, 11/15/2019	121,557
	Credit Suisse New York, NY
84,000	5.500%, 5/1/2014	89,566
	Developers Diversified Realty Corporation
110,000	7.500%, 4/1/2017	132,729
300,000	7.875%, 9/1/2020	390,165
	Discover Bank
83,000	8.700%, 11/18/2019	108,524
	Duke Realty, LP
28,000	3.875%, 10/15/2022	29,146
	Eksportfinans ASA
35,000	3.000%, 11/17/2014	34,738
52,000	5.500%, 5/25/2016	53,820
	Fifth Third Bancorp
63,000	5.450%, 1/15/2017	71,118
	General Electric Capital Corporation
81,000	2.150%, 1/9/2015	83,231
64,000	0.551%, 1/8/2016[e]	63,058
20,000	1.308%, 5/9/2016[e]	20,014
30,000	2.300%, 4/27/2017	30,989
56,000	3.150%, 9/7/2022	56,968
84,000	6.750%, 3/15/2032	111,731
	Goldman Sachs Group, Inc.
81,000	5.000%, 10/1/2014	86,805
84,000	3.700%, 8/1/2015	88,453
83,000	0.823%, 3/22/2016[e]	80,701
	Hartford Financial Services Group, Inc.
10,000	7.300%, 11/1/2015	11,427
21,000	5.500%, 10/15/2016	23,676
81,000	4.000%, 10/15/2017	88,132
	HSBC Holdings plc
63,000	4.000%, 3/30/2022	69,014
46,000	6.500%, 5/2/2036	56,321
	Icahn Enterprises, LP
55,000	8.000%, 1/15/2018[g]	59,125
340,000	8.000%, 1/15/2018	365,500
	ING Bank NV
95,000	2.000%, 9/25/2015[g]	95,773
54,000	3.750%, 3/7/2017[g]	57,180
	International Lease Finance Corporation
340,000	5.875%, 4/1/2019	360,202
	J.P. Morgan Chase & Company
80,000	4.650%, 6/1/2014	84,783
54,000	1.875%, 3/20/2015	55,029
54,000	3.450%, 3/1/2016	57,463
84,000	2.000%, 8/15/2017	84,900
	J.P. Morgan Chase Bank NA
76,000	0.729%, 6/13/2016[e]	73,566
	Liberty Mutual Group, Inc.
28,000	4.950%, 5/1/2022[g]	30,578
27,000	6.500%, 5/1/2042[g]	30,770
	Lloyds TSB Bank plc
100,000	6.500%, 9/14/2020[g]	108,940
	Morgan Stanley
56,000	4.750%, 4/1/2014	58,095
123,000	6.000%, 5/13/2014	130,674
115,000	4.750%, 3/22/2017	124,453
27,000	4.875%, 11/1/2022	27,295
	Murray Street Investment Trust I
96,000	4.647%, 3/9/2017	104,169
	Omega Healthcare Investors, Inc.
295,000	5.875%, 3/15/2024	314,175
	PNC Funding Corporation
85,000	3.300%, 3/8/2022	91,272
	Prudential Financial, Inc.
81,000	6.200%, 11/15/2040	100,791
	Realty Income Corporation
27,000	2.000%, 1/31/2018	27,230
	Regions Bank
140,000	7.500%, 5/15/2018	168,624
	Reinsurance Group of America, Inc.
27,000	5.000%, 6/1/2021	29,964
	Royal Bank of Scotland Group plc
56,000	5.050%, 1/8/2015	57,970
84,000	2.550%, 9/18/2015	86,109
	Santander US Debt SAU
100,000	3.724%, 1/20/2015[g]	100,196
	SLM Corporation
81,000	6.250%, 1/25/2016	87,484
	Societe Generale SA
60,000	5.200%, 4/15/2021[g]	65,988
	Svenska Handelsbanken AB
81,000	3.125%, 7/12/2016	85,933
	U.S. Bancorp
54,000	3.150%, 3/4/2015	57,104
30,000	1.650%, 5/15/2017	30,668
	UBS AG/Stamford, Connecticut
54,000	5.875%, 12/20/2017	63,898
	UnitedHealth Group, Inc.
27,000	0.850%, 10/15/2015	27,110
14,000	1.400%, 10/15/2017	14,090
	Wachovia Corporation
195,000	5.625%, 10/15/2016	227,038
	WEA Finance, LLC
81,000	5.700%, 10/1/2016[g]	92,319

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Financials (0.6%) - continued
	Wells Fargo & Company
$53,000	2.100%, 5/8/2017	$54,580

	Total	8,104,300

Foreign Government (<0.1%)
	Chile Government International Bond
50,000	2.250%, 10/30/2022	49,250
	Korea Finance Corporation
28,000	2.250%, 8/7/2017	28,233

	Total	77,483

Mortgage-Backed Securities (3.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
9,045,000	2.500%, 11/1/2027[c]	9,446,372
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,925,000	3.000%, 11/1/2042[c]	4,108,678
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,550,000	2.500%, 11/1/2027[c]	1,622,172
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,800,000	3.500%, 11/1/2042[c]	4,047,594
12,317,500	4.000%, 11/1/2042[c]	13,189,347
6,172,500	5.000%, 11/1/2042[c]	6,733,812
1,500,000	5.000%, 12/1/2042[c]	1,636,406

	Total	40,784,381

Technology (0.1%)
	Amkor Technology, Inc.
345,000	6.625%, 6/1/2021	328,612
	Computer Sciences Corporation
42,000	2.500%, 9/15/2015	42,899
	Equinix, Inc.
345,000	8.125%, 3/1/2018	379,500
	First Data Corporation
340,000	7.375%, 6/15/2019[g]	351,900
	Freescale Semiconductor, Inc.
190,000	9.250%, 4/15/2018[g]	203,300
	Hewlett-Packard Company
56,000	2.125%, 9/13/2015	55,837
63,000	2.600%, 9/15/2017	61,351
	International Business Machines Corporation
60,000	0.750%, 5/11/2015	60,345
	Oracle Corporation
54,000	1.200%, 10/15/2017	54,272
27,000	2.500%, 10/15/2022	27,487
	Samsung Electronics America, Inc.
90,000	1.750%, 4/10/2017[g]	90,986
	Xerox Corporation
56,000	7.200%, 4/1/2016	64,808

	Total	1,721,297

Transportation (0.2%)
	Avis Budget Car Rental, LLC
280,000	8.250%, 1/15/2019	305,550
	Burlington Northern Santa Fe, LLC
21,000	3.050%, 9/1/2022	21,912
	Continental Airlines, Inc.
565,000	6.750%, 9/15/2015[g]	591,131
30,000	4.150%, 4/11/2024	31,410
	CSX Corporation
45,000	6.250%, 4/1/2015	50,912
	Delta Air Lines, Inc.
83,000	6.750%, 5/23/2017	85,075
14,000	4.750%, 5/7/2020	14,788
	ERAC USA Finance, LLC
54,000	1.400%, 4/15/2016[g]	54,455
	Hertz Corporation
295,000	6.750%, 4/15/2019	313,069
	Kansas City Southern de Mexico SA de CV
60,000	8.000%, 2/1/2014	66,600
	Navios Maritime Acquisition Corporation
345,000	8.625%, 11/1/2017	325,162
	Navios Maritime Holdings, Inc.
295,000	8.875%, 11/1/2017	302,375

	Total	2,162,439

U.S. Government and Agencies (1.8%)
	U.S. Treasury Bonds
1,175,000	4.375%, 5/15/2040	1,548,429
7,780,000	3.000%, 5/15/2042	8,036,499
340,000	2.750%, 8/15/2042	333,094
	U.S. Treasury Notes
500,000	0.750%, 6/15/2014	503,886
3,025,000	2.500%, 4/30/2015	3,187,358
750,000	1.000%, 10/31/2016	763,359
4,200,000	0.750%, 6/30/2017	4,216,405
1,500,000	0.875%, 7/31/2019	1,479,375
3,410,000	1.625%, 8/15/2022	3,391,351
	U.S. Treasury Notes, TIPS
700,000	0.125%, 7/31/2014	698,141

	Total	24,157,897

Utilities (0.2%)
	AES Corporation
330,000	7.375%, 7/1/2021	368,775
	CenterPoint Energy, Inc.
60,000	6.850%, 6/1/2015	67,857
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
345,000	8.875%, 2/15/2018	370,013
	Energy Transfer Partners, LP
84,000	4.650%, 6/1/2021	93,293
	Enterprise Products Operating, LLC
84,000	1.250%, 8/13/2015	84,895
	Exelon Corporation
117,000	4.900%, 6/15/2015	128,634
	FirstEnergy Solutions Corporation
118,000	4.800%, 2/15/2015	127,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Utilities (0.2%) - continued
	ITC Holdings Corporation
$72,000	5.875%, 9/30/2016[g]	$82,234
	Kinder Morgan Energy Partners, LP
56,000	5.300%, 9/15/2020	66,353
56,000	5.000%, 8/15/2042	60,681
	MarkWest Energy Partners, LP
365,000	5.500%, 2/15/2023	383,250
	MidAmerican Energy Holdings Company
56,000	6.500%, 9/15/2037	77,327
	NextEra Energy Capital Holdings, Inc.
84,000	1.200%, 6/1/2015	84,447
	NGPL PipeCo, LLC
295,000	9.625%, 6/1/2019[g]	339,250
	NiSource Finance Corporation
84,000	5.950%, 6/15/2041	102,025
	NRG Energy, Inc.
330,000	6.625%, 3/15/2023[g]	339,900
	ONEOK Partners, LP
28,000	2.000%, 10/1/2017	28,573
36,000	8.625%, 3/1/2019	47,859
	Pacific Gas & Electric Company
81,000	5.625%, 11/30/2017	98,688
	PPL Capital Funding, Inc.
27,000	3.500%, 12/1/2022	27,724
	Sempra Energy
81,000	6.150%, 6/15/2018	99,894
	Williams Partners, LP
28,000	7.250%, 2/1/2017	34,438
28,000	5.250%, 3/15/2020	32,970

	Total	3,146,650

	Total Long-Term Fixed Income (cost $123,544,380)	126,081,940

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
1,600	U.S. Bancorp, 6.000%[h]	45,920

	Total	45,920

	Total Preferred Stock (cost $40,840)	45,920

Shares	Collateral Held for Securities Loaned (0.1%)	Value
1,331,953	Thrivent Financial Securities Lending Trust	1,331,953

	Total Collateral Held for Securities Loaned (cost $1,331,953)	1,331,953

Shares or Principal Amount	Short-Term Investments (6.1%)	Value
	Federal Home Loan Bank Discount Notes
10,000,000	0.122%, 1/9/2013[i]	9,997,662
	Federal Home Loan Mortgage Corporation Discount Notes
2,300,000	0.151%, 12/17/2012[i,j]	2,299,555
	Federal National Mortgage Association Discount Notes
5,000,000	0.120%, 11/21/2012[i]	4,999,667
52,425,026	Thrivent Financial Securities Lending Trust	52,425,026
	U.S. Treasury Bills
10,000,000	0.115%, 11/8/2012[i]	9,999,776
2,800,000	0.125%, 1/17/2013[i,j]	2,799,251

	Total Short-Term Investments (at amortized cost)	82,520,937

	Total Investments (cost $1,335,864,819) 103.5%	$1,405,268,147

	Other Assets and Liabilities, Net (3.5%)	(46,938,568)

	Total Net Assets 100.0%	$1,358,329,579

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
f	All or a portion of the security is on loan.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $8,777,815 or 0.6% of total net assets.

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At October 31, 2012, $13,687,696 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$97,234,391
Gross unrealized depreciation	(40,875,011)

Net unrealized appreciation (depreciation)	$56,359,380

Cost for federal income tax purposes	$1,348,908,767

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,802,573	–	2,802,573	–
Capital Goods	878,677	–	878,677	–
Communications Services	6,804,580	–	6,804,580	–
Consumer Cyclical	2,231,490	–	2,231,490	–
Consumer Non-Cyclical	3,741,119	–	3,741,119	–
Energy	587,109	–	587,109	–
Financials	989,614	–	989,614	–
Technology	2,168,608	–	2,168,608	–
Transportation	437,346	–	437,346	–
Utilities	1,145,971	–	1,145,971	–

Mutual Funds
Equity Mutual Funds	722,979,422	722,979,422	–	–
Fixed Income Mutual Funds	193,285,914	193,285,914	–	–

Common Stock
Consumer Discretionary	38,204,352	38,204,352	–	–
Consumer Staples	17,808,619	16,526,157	1,282,462	–
Energy	19,599,625	18,627,635	971,990	–
Financials	37,320,943	37,320,943	–	–
Health Care	37,863,786	37,863,786	–	–
Industrials	34,122,516	34,122,516	–	–
Information Technology	52,261,437	52,261,437	–	–
Materials	10,719,051	10,719,051	–	–
Telecommunications Services	1,598,750	1,598,750	–	–
Utilities	7,735,895	7,735,895	–	–

Long-Term Fixed Income
Asset-Backed Securities	3,528,367	–	3,528,367	–
Basic Materials	2,126,761	–	2,126,761	–
Capital Goods	2,563,643	–	2,563,643	–
Collateralized Mortgage Obligations	6,720,985	–	6,720,985	–
Commercial Mortgage-Backed Securities	12,833,434	–	12,833,434	–
Communications Services	6,204,273	–	6,204,273	–
Consumer Cyclical	3,731,105	–	3,731,105	–
Consumer Non-Cyclical	5,229,289	–	5,229,289	–
Energy	2,989,636	–	2,989,636	–
Financials	8,104,300	–	8,104,300	–
Foreign Government	77,483	–	77,483	–
Mortgage-Backed Securities	40,784,381	–	40,784,381	–
Technology	1,721,297	–	1,721,297	–
Transportation	2,162,439	–	2,162,439	–
U.S. Government and Agencies	24,157,897	–	24,157,897	–
Utilities	3,146,650	–	3,146,650	–

Preferred Stock
Financials	45,920	45,920	–	–
Collateral Held for Securities Loaned	1,331,953	1,331,953	–	–
Short-Term Investments	82,520,937	52,425,026	30,095,911	–

Total	$1,405,268,147	$1,225,048,757	$180,219,390	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	5,186,776	5,186,776	–	–

Total Asset Derivatives	$5,186,776	$5,186,776	$–	$–

Liability Derivatives
Futures Contracts	4,829,347	4,829,347	–	–
Foreign Currency Forward Contracts	39	–	39	–

Total Liability Derivatives	$4,829,386	$4,829,347	$39	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(60)	December 2012	($13,225,130)	($13,219,688)	$5,442
5-Yr. U.S. Treasury Bond Futures	(225)	December 2012	(27,994,237)	(27,956,250)	37,987
10-Yr. U.S. Treasury Bond Futures	(15)	December 2012	(1,994,486)	(1,995,469)	(983)
20-Yr U.S. Treasury Bond Futures	115	December 2012	17,221,601	17,170,938	(50,663)
Eurex EURO STOXX 50 Futures	395	December 2012	13,182,550	12,819,888	(362,662)
Mini MSCI EAFE Index Futures	266	December 2012	20,715,927	20,194,720	(521,207)
Russell 2000 Index Mini-Futures	(502)	December 2012	(43,238,615)	(40,978,260)	2,260,355
S&P 400 Index Mini Futures	(621)	December 2012	(63,623,003)	(60,740,011)	2,882,992
S&P 500 Index Futures	298	December 2012	108,700,432	104,806,600	(3,893,832)
Total Futures Contracts					$357,429

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Euro	SSB	71,100	11/1/2012	$92,117	$92,156	($39)
Total Sales				$92,117	$92,156	($39)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($39)

Counterparty

SSB	-	State Street Bank

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,143,347
Total Equity Contracts		5,143,347

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	43,429
Total Interest Rate Contracts		43,429

Total Asset Derivatives		$5,186,776

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,777,701
Total Equity Contracts		4,777,701

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	51,646
Total Interest Rate Contracts		51,646

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	39
Total Foreign Exchange Contracts		39

Total Liability Derivatives		$4,829,386

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	773,207

Total Interest Rate Contracts		773,207

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	8,072,535

Total Equity Contracts		8,072,535

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(42,336)

Total Foreign Exchange Contracts		(42,336)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	392,719

Total Credit Contracts		392,719

Total		$9,196,125

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(4,218,425)

Total Equity Contracts		(4,218,425)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(12,663)

Total Interest Rate Contracts		(12,663)

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(39)

Total Foreign Exchange Contracts		(39)

Total		($4,231,127)

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$233,106,329	17.8%	N/A	N/A	N/A	N/A
Interest Rate Contracts	33,869,535	2.6	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$161,454	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$1,291,671	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Natural Resources	$41,493,093	$59,917	$10,000,000	3,041,479	$27,373,309	$59,917
Partner Small Cap Growth	37,791,279	–	–	3,151,900	40,911,660	–
Partner Small Cap Value	24,958,861	428,235	–	1,671,574	28,082,450	165,551
Small Cap Stock	20,116,885	–	–	1,344,712	21,636,409	–
Mid Cap Growth	34,838,195	260,574	–	1,772,686	36,659,156	–
Partner Mid Cap Value	41,875,958	337,426	–	3,639,699	46,806,534	337,426
Mid Cap Stock	61,972,814	–	–	4,016,385	66,792,476	–
Partner Worldwide Allocation	160,191,758	1,679,324	–	19,423,219	170,730,097	1,679,324
Large Cap Growth	75,300,710	4,992	–	14,262,471	84,291,204	4,992
Large Cap Value	95,157,821	1,829,380	–	7,437,992	109,784,766	1,829,380
Large Cap Stock	69,966,193	853,991	–	3,297,726	78,551,831	853,991
Equity Income Plus	10,216,465	233,625	–	1,182,053	11,359,530	233,625
High Yield	49,636,073	3,748,830	2,528,937	10,768,068	53,948,019	3,748,831
Income	95,605,280	3,539,759	16,480,511	9,440,144	88,454,152	3,539,761
Government Bond	26,460,294	903,728	3,011,575	2,280,527	24,538,470	336,032
Limited Maturity Bond	49,011,536	714,748	24,060,318	2,087,581	26,345,273	714,713
Securities Lending Trust- Collateral Investment	–	19,132,210	17,800,257	1,331,953	1,331,953	1,784
Securities Lending Trust- Short Term Investment	–	63,029,026	10,604,000	52,425,026	52,425,026	10,657
Total Value and Income Earned	894,593,215				970,022,315	13,515,984

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Bank Loans (2.1%)[a]	Value
Basic Materials (0.3%)
$488,775	Arch Coal, Inc., Term Loan 5.750%, 5/16/2018	$492,617
2,570,000	FMG Resources August 2006 Pty., Ltd., Term Loan 0.000%, 10/18/2017[b,c]	2,555,865
635,984	Ineos US Finance, LLC, Term Loan 6.500%, 5/4/2018	644,328

	Total	3,692,810

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
690,000	1.531%, 10/9/2019[b,c]	696,210
	MRC Global, Inc., Term Loan
495,000	0.000%, 10/24/2019[b,c]	493,763

	Total	1,189,973

Communications Services (0.6%)
	Atlantic Broadband Finance, LLC, Term Loan
523,687	5.250%, 4/4/2019	525,217
	Charter Communications Operating, LLC, Term Loan
417,900	4.000%, 5/15/2019	420,641
	Clear Channel Communications, Term Loan
675,000	3.815%, 1/29/2016[b,c]	553,925
	Cogeco Cable, Inc., Term Loan
395,000	0.000%, 9/10/2019[b,c]	397,963
	Cricket Communications, Inc., Term Loan
100,000	0.000%, 10/10/2019[b,c]	100,313
	Cumulus Media Holdings, Inc., Term Loan
786,344	5.750%, 9/17/2018	791,455
	Level 3 Financing, Inc., Term Loan
960,000	4.750%, 8/1/2019	963,946
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
493,763	6.000%, 6/9/2017	492,528
	MCC Georgia, LLC, Term Loan
395,000	4.000%, 1/20/2020	393,025
	SBA Senior Finance II, LLC, Term Loan
295,000	3.750%, 9/28/2019	296,254
	Toys R Us, Inc., Term Loan
769,207	5.250%, 5/25/2018	752,669
	Univision Communications, Inc., Term Loan
311,787	2.212%, 9/29/2014	310,471
395,000	4.462%, 3/31/2017	385,868
	Van Wagner Communications, Inc., Term Loan
390,000	8.250%, 8/3/2018	394,387
	WideOpenWest Finance, LLC, Term Loan
738,150	6.250%, 7/17/2018	744,151
	Yankee Cable Acquisition, LLC, Term Loan
387,717	5.250%, 8/26/2016	389,008
	Zayo Group, LLC, Term Loan
1,033,150	5.250%, 7/2/2019	1,036,766

	Total	8,948,587

Consumer Cyclical (0.2%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
603,900	5.500%, 2/23/2017	607,958
	Chrysler Group, LLC, Term Loan
522,355	6.000%, 5/24/2017	533,163
	Rock Ohio Caesars, LLC, 18 month Delayed Draw
90,000	5.704%, 8/19/2017[b,c]	92,025
	Rock Ohio Caesars, LLC, 6 month Delayed Draw
54,000	5.704%, 8/19/2017[b,c]	55,215
	Rock Ohio Caesars, LLC, Term Loan
691,000	8.426%, 8/19/2017[b,c]	706,547
	Seven Seas Cruises S de RL, LLC, Term Loan
885,000	6.250%, 12/21/2018	897,169

	Total	2,892,077

Consumer Non-Cyclical (0.4%)
	Bausch & Lomb, Inc., Term Loan
488,775	5.250%, 5/17/2019	493,839
	Ceridian Corporation, Term Loan
590,000	5.893%, 5/9/2017[b,c]	587,787
	CHS/Community Health Systems, Inc., Term Loan
495,000	3.921%, 1/25/2017	496,851
	DJO Finance, LLC, Term Loan
493,760	6.250%, 9/15/2017	495,201
	Grifols, Inc., Term Loan
493,388	4.500%, 6/1/2017	497,439
	Hologic, Inc., Term Loan
588,525	4.500%, 8/1/2019	594,740
	Reynolds Group Holdings, Inc., Term Loan
100,000	0.000%, 9/28/2018[b,c]	100,287
	Roundy’s Supermarkets, Inc., Term Loan
817,125	5.750%, 2/13/2019	792,464
	Visant Corporation, Term Loan
735,000	5.080%, 12/22/2016[b,c]	702,535
	Warner Chilcott Company, LLC, Term Loan
37,882	4.250%, 3/15/2018	37,989
	Warner Chilcott Corporation, Term Loan
75,765	4.250%, 3/15/2018	75,977
28,772	4.250%, 3/15/2018	28,853
	WC Luxco Sarl, Term Loan
52,088	4.250%, 3/15/2018	52,235

	Total	4,956,197

Energy (0.1%)
	Chesapeake Energy Corporation, Term Loan
202,713	8.500%, 12/2/2017	202,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Bank Loans (2.1%)[a]	Value
Energy (0.1%) - continued
	GenOn Energy, Inc., Term Loan
$392,995	6.500%, 12/4/2017	$395,699
	Plains Exploration & Production Company, Term Loan
190,000	0.000%, 10/15/2019[b,c]	190,747

	Total	789,354

Financials (0.1%)
	Nuveen Investments, Inc., Term Loan
150,000	5.841%, 5/13/2017	149,437
490,000	5.846%, 5/13/2017	489,236
	WaveDivision Holdings, LLC, Term Loan
690,000	4.250%, 8/9/2019[b,c]	697,473

	Total	1,336,146

Technology (0.2%)
	First Data Corporation Extended, Term Loan
525,000	4.211%, 3/26/2018	500,062
	First Data Corporation, Term Loan
395,000	5.211%, 9/24/2018	386,014
	Freescale Semiconductor, Inc., Term Loan
656,700	6.000%, 2/28/2019	651,118
	Infor US, Inc., Term Loan
523,938	6.059%, 4/5/2018	529,339
	Intelsat Jackson Holdings SA, Term Loan
660,730	4.500%, 4/2/2018	664,999

	Total	2,731,532

Transportation (<0.1%)
	Delta Air Lines, Inc., Term Loan
522,355	5.500%, 4/20/2017	521,833

	Total	521,833

Utilities (0.1%)
	Calpine Corporation, Term Loan
785,000	4.500%, 10/9/2019	785,573
	NGPL PipeCo, LLC, Term Loan
740,000	6.750%, 9/15/2017	754,186

	Total	1,539,759

	Total Bank Loans (cost $28,419,388)	28,598,268

Shares	Mutual Funds (66.7%)	Value
Equity Mutual Funds (38.1%)
2,739,166	Thrivent Natural Resources Fund	24,652,493
2,161,677	Thrivent Partner Small Cap Growth Fund[d]	28,058,568
1,582,271	Thrivent Partner Small Cap Value Fund	26,582,148
882,584	Thrivent Small Cap Stock Fund[d]	14,200,780
741,659	Thrivent Mid Cap Growth Fund[d]	15,337,507
2,203,370	Thrivent Partner Mid Cap Value Fund	28,335,335
2,616,880	Thrivent Mid Cap Stock Fund[d]	43,518,716
15,371,774	Thrivent Partner Worldwide Allocation Fund	135,117,892
11,226,944	Thrivent Large Cap Growth Fund	66,351,241
6,764,619	Thrivent Large Cap Value Fund	99,845,770
1,435,716	Thrivent Large Cap Stock Fund	34,198,749
1,154,480	Thrivent Equity Income Plus Fund	11,094,557

	Total	527,293,756

Fixed Income Mutual Funds (28.6%)
9,209,135	Thrivent High Yield Fund	46,137,766
20,447,821	Thrivent Income Fund	191,596,078
2,318,648	Thrivent Government Bond Fund	24,948,651
10,485,914	Thrivent Limited Maturity Bond Fund	132,332,229

	Total	395,014,724

	Total Mutual Funds (cost $865,643,926)	922,308,480

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Asset-Backed Securities (0.1%)
	Morgan Stanley Capital, Inc.
1,230,779	0.361%, 2/25/2037[e]	625,403
	Renaissance Home Equity Loan Trust
2,280,000	6.011%, 5/25/2036	1,341,659

	Total	1,967,062

Basic Materials (0.2%)
	ArcelorMittal
151,000	5.375%, 6/1/2013	154,176
	Arch Coal, Inc.
285,000	7.000%, 6/15/2019[f]	252,937
	BHP Billiton Finance, Ltd.
245,000	1.000%, 2/24/2015	247,350
	Dow Chemical Company
242,000	5.900%, 2/15/2015	269,332
	FMG Resources Property, Ltd.
285,000	8.250%, 11/1/2019[f,g]	285,000
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
285,000	8.875%, 2/1/2018	287,850
	International Paper Company
162,000	5.300%, 4/1/2015	176,047
	LyondellBasell Industries NV
315,000	5.000%, 4/15/2019	340,988
	Novelis, Inc.
290,000	8.375%, 12/15/2017	315,375
	Rock-Tenn Company
166,000	3.500%, 3/1/2020[g]	171,130
	Xstrata Finance Canada, Ltd.
162,000	1.800%, 10/23/2015[g]	162,326
81,000	2.450%, 10/25/2017[g]	80,793

	Total	2,743,304

Capital Goods (0.3%)
	Bombardier, Inc.
285,000	5.750%, 3/15/2022[g]	300,319
	Case New Holland, Inc.
285,000	7.875%, 12/1/2017	334,875
	Caterpillar Financial Services Corporation
105,000	1.100%, 5/29/2015	106,281

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Capital Goods (0.3%) - continued
	John Deere Capital Corporation
$166,000	0.700%, 9/4/2015	$166,232
	Pentair Finance SA
166,000	1.875%, 9/15/2017[g]	166,513
	Raytheon Company
245,000	1.625%, 10/15/2015	250,293
	RBS Global, Inc.
285,000	8.500%, 5/1/2018	312,787
	Reynolds Group Issuer, Inc.
285,000	6.875%, 2/15/2021	302,813
	Sealed Air Corporation
550,000	8.375%, 9/15/2021[g]	605,000
	Textron, Inc.
320,000	5.600%, 12/1/2017	352,302
	United Technologies Corporation
26,000	4.500%, 6/1/2042	29,904
	UR Financing Escrow Corporation
285,000	7.375%, 5/15/2020[g]	308,513

	Total	3,235,832

Collateralized Mortgage Obligations (1.0%)
	Citigroup Mortgage Loan Trust, Inc.
663,045	5.500%, 11/25/2035	581,016
	CitiMortgage Alternative Loan Trust
2,268,211	5.750%, 4/25/2037	1,793,969
	Countrywide Alternative Loan Trust
753,461	6.000%, 4/25/2036	577,350
453,267	6.000%, 1/25/2037	370,893
2,145,656	5.500%, 5/25/2037	1,589,346
1,684,900	7.000%, 10/25/2037	1,075,156
	Countrywide Home Loans, Inc.
1,004,311	5.750%, 4/25/2037	903,003
	Deutsche Alt-A Securities, Inc.
772,389	6.000%, 10/25/2021	706,969
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
364,763	5.500%, 10/25/2021	371,718
	GSR Mortgage Loan Trust
1,309,877	0.407%, 8/25/2046[e]	1,202,151
	J.P. Morgan Mortgage Trust
461,534	5.737%, 6/25/2036	370,207
202,499	3.023%, 10/25/2036	151,192
1,836,558	6.250%, 8/25/2037	1,267,770
	MASTR Alternative Loans Trust
545,892	6.500%, 7/25/2034	574,471
989,485	0.661%, 12/25/2035[e]	532,121
	Merrill Lynch Alternative Note Asset Trust
510,725	6.000%, 3/25/2037	406,137
	Residential Asset Securitization Trust
1,222,906	0.591%, 8/25/2037[e]	389,013
	Sequoia Mortgage Trust
587,128	4.960%, 9/20/2046	110,281
	WaMu Mortgage Pass Through Certificates
171,391	2.726%, 9/25/2036	135,041
673,827	2.794%, 10/25/2036	513,495

	Total	13,621,299

Commercial Mortgage-Backed Securities (1.3%)
	Banc of America Commercial Mortgage, Inc.
2,400,000	5.631%, 4/10/2049	2,790,002
1,650,000	5.535%, 6/10/2049	1,915,267
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,671,687
	Credit Suisse First Boston Mortgage Securities
2,400,000	5.542%, 1/15/2049	2,714,170
	Credit Suisse Mortgage Capital Certificates
3,000,000	5.509%, 9/15/2039	3,163,908
	Greenwich Capital Commercial Funding Corporation
1,600,000	5.867%, 12/10/2049	1,753,128
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,200,000	5.728%, 2/12/2049	1,265,669
	Morgan Stanley Capital, Inc.
750,000	5.406%, 3/15/2044	796,327
	Wachovia Bank Commercial Mortgage Trust
1,800,000	5.603%, 10/15/2048	1,946,322

	Total	18,016,480

Communications Services (0.7%)
	AMC Networks, Inc.
550,000	7.750%, 7/15/2021	622,875
	America Movil SAB de CV
249,000	3.125%, 7/16/2022	256,765
	American Tower Corporation
202,000	5.050%, 9/1/2020	226,986
	AT&T, Inc.
341,000	2.400%, 8/15/2016	360,411
	British Telecommunications plc
210,000	2.000%, 6/22/2015	215,397
	Cablevision Systems Corporation
290,000	8.625%, 9/15/2017	338,575
	CCO Holdings, LLC
280,000	7.000%, 1/15/2019	301,000
	CenturyLink, Inc.
346,000	5.800%, 3/15/2022	364,194
	Comcast Corporation
350,000	6.500%, 1/15/2015	394,043
105,000	4.650%, 7/15/2042	113,832
	Digicel, Ltd.
360,000	8.250%, 9/1/2017[g]	387,000
200,000	7.000%, 2/15/2020[g]	210,000
	Dish DBS Corporation
395,000	4.625%, 7/15/2017	407,344
275,000	5.875%, 7/15/2022	288,750
	Frontier Communications Corporation
550,000	8.125%, 10/1/2018	622,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Communications Services (0.7%) - continued
	Hughes Satellite Systems Corporation
$290,000	6.500%, 6/15/2019	$310,300
	Intelsat Jackson Holdings SA
290,000	7.250%, 4/1/2019	311,025
	Level 3 Financing, Inc.
310,000	8.625%, 7/15/2020	337,900
	NBCUniversal Media, LLC
249,000	2.875%, 4/1/2016	264,033
81,000	2.875%, 1/15/2023	81,637
	News America, Inc.
166,000	3.000%, 9/15/2022[g]	169,185
	Nippon Telegraph & Telephone Corporation
166,000	1.400%, 7/18/2017	167,399
	SBA Tower Trust
145,000	5.101%, 4/15/2017[g]	161,066
	Sprint Nextel Corporation
90,000	9.125%, 3/1/2017	105,750
205,000	9.000%, 11/15/2018[g]	253,175
	Telefonica Emisiones SAU
166,000	3.729%, 4/27/2015	169,320
	Time Warner Cable, Inc.
166,000	3.500%, 2/1/2015	176,383
	Univision Communications, Inc.
255,000	6.750%, 9/15/2022[g]	255,000
	UPCB Finance V, Ltd.
285,000	7.250%, 11/15/2021[g]	313,500
	Verizon Communications, Inc.
342,000	5.500%, 2/15/2018	416,299
	Virgin Media Finance plc
285,000	5.250%, 2/15/2022	297,825
	Vivendi SA
249,000	2.400%, 4/10/2015[g]	252,091
	Vodafone Group plc
172,000	1.250%, 9/26/2017	172,938

	Total	9,324,873

Consumer Cyclical (0.3%)
	American Honda Finance Corporation
83,000	1.000%, 8/11/2015[g]	83,113
83,000	1.500%, 9/11/2017[g]	83,602
	Chrysler Group, LLC
280,000	8.000%, 6/15/2019[f]	297,850
	Federated Retail Holdings, Inc.
245,000	5.900%, 12/1/2016	288,649
	Ford Motor Credit Company, LLC
172,000	12.000%, 5/15/2015	211,990
285,000	5.000%, 5/15/2018	314,368
	Host Hotels and Resorts, LP
275,000	6.000%, 11/1/2020	305,937
	Hyundai Capital America
162,000	1.625%, 10/2/2015[g]	163,006
	Lennar Corporation
280,000	12.250%, 6/1/2017	378,000
	Limited Brands, Inc.
200,000	5.625%, 2/15/2022	215,750
	Macy’s Retail Holdings, Inc.
250,000	3.875%, 1/15/2022	274,746
	MGM Resorts International
375,000	7.625%, 1/15/2017[f]	394,687
	Scientific Games International, Inc.
390,000	6.250%, 9/1/2020[g]	396,338
	Service Corporation International
285,000	8.000%, 11/15/2021	349,838
	Time Warner, Inc.
135,000	3.150%, 7/15/2015	143,700
	Toyota Motor Credit Corporation
105,000	1.750%, 5/22/2017	107,713
	Toys R Us Property Company II, LLC
290,000	8.500%, 12/1/2017	311,387
	Viacom, Inc.
83,000	1.250%, 2/27/2015	83,806

	Total	4,404,480

Consumer Non-Cyclical (0.6%)
	Amgen, Inc.
95,000	4.850%, 11/18/2014	102,906
95,000	2.125%, 5/15/2017	98,797
	Anheuser-Busch InBev Worldwide, Inc.
83,000	0.800%, 7/15/2015	83,243
166,000	1.375%, 7/15/2017	168,502
	BAT International Finance plc
210,000	1.400%, 6/5/2015[g]	212,244
	Beam, Inc.
47,000	1.875%, 5/15/2017	48,258
	Biomet, Inc.
375,000	6.500%, 10/1/2020[g]	364,688
	Boston Scientific Corporation
310,000	5.450%, 6/15/2014	330,776
68,000	4.500%, 1/15/2015	72,875
	Bunge Limited Finance Corporation
83,000	3.200%, 6/15/2017	87,497
	Celgene Corporation
124,000	1.900%, 8/15/2017	125,904
125,000	3.250%, 8/15/2022	128,848
	Community Health Systems, Inc.
285,000	8.000%, 11/15/2019	307,444
	ConAgra Foods, Inc.
249,000	1.350%, 9/10/2015	251,019
	Covidien International Finance SA
210,000	1.350%, 5/29/2015	213,304
	CVS Caremark Corporation
101,000	6.125%, 9/15/2039	135,439
	Express Scripts Holding Company
166,000	2.750%, 11/21/2014[g]	172,087
166,000	3.125%, 5/15/2016	176,738
	Fresenius Medical Care US Finance II, Inc.
275,000	5.625%, 7/31/2019[g]	289,438
	Gilead Sciences, Inc.
133,000	2.400%, 12/1/2014	137,545
145,000	3.050%, 12/1/2016	155,839
	Grifols, Inc.
375,000	8.250%, 2/1/2018	416,250
	HCA, Inc.
285,000	5.875%, 3/15/2022	305,663

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Consumer Non-Cyclical (0.6%) - continued
	Heineken NV
$162,000	0.800%, 10/1/2015[g]	$162,325
162,000	1.400%, 10/1/2017[g]	162,729
40,000	4.000%, 10/1/2042[g]	40,461
	JBS USA, LLC
285,000	7.250%, 6/1/2021[g]	278,730
	Kraft Foods, Inc.
210,000	1.625%, 6/4/2015[g]	214,253
131,000	2.250%, 6/5/2017[g]	136,074
	Laboratory Corporation of America Holdings
166,000	2.200%, 8/23/2017	171,088
	Libbey Glass, Inc.
130,000	6.875%, 5/15/2020[g]	138,450
	Lorillard Tobacco Company
166,000	2.300%, 8/21/2017	167,921
	Rite Aid Corporation
585,000	7.500%, 3/1/2017	601,087
	Roche Holdings, Inc.
166,000	7.000%, 3/1/2039[g]	257,106
	SABMiller Holdings, Inc.
248,000	1.850%, 1/15/2015[g]	254,172
	Safeway, Inc.
185,000	5.000%, 8/15/2019	198,534
	Spectrum Brands Holdings, Inc.
550,000	9.500%, 6/15/2018	617,375
	Teva Pharmaceutical Finance Company BV
95,000	2.400%, 11/10/2016	99,917
	Teva Pharmaceutical Finance IV, LLC
190,000	1.700%, 11/10/2014	194,199
	Tyson Foods, Inc.
210,000	4.500%, 6/15/2022	222,600
	Valeant Pharmaceuticals International
285,000	6.875%, 12/1/2018[g]	303,881
	Watson Pharmaceuticals, Inc.
81,000	1.875%, 10/1/2017	82,104
32,000	3.250%, 10/1/2022	32,976

	Total	8,721,286

Energy (0.4%)
	Apache Corporation
245,000	1.750%, 4/15/2017	253,564
	BP Capital Markets plc
245,000	3.125%, 10/1/2015	261,838
	Concho Resources, Inc.
690,000	5.500%, 10/1/2022	722,775
	Denbury Resources, Inc.
275,000	6.375%, 8/15/2021	301,125
	EOG Resources, Inc.
166,000	2.625%, 3/15/2023	169,927
	Harvest Operations Corporation
595,000	6.875%, 10/1/2017	651,525
	Linn Energy, LLC
285,000	7.750%, 2/1/2021	304,237
	Marathon Oil Corporation
243,000	0.900%, 11/1/2015	243,860
	Marathon Petroleum Corporation
166,000	3.500%, 3/1/2016	177,863
	Phillips 66
191,000	2.950%, 5/1/2017[g]	203,708
	Pioneer Natural Resources Company
83,000	5.875%, 7/15/2016	94,285
166,000	6.650%, 3/15/2017	197,581
	SandRidge Energy, Inc.
375,000	7.500%, 2/15/2023[g]	388,125
	Suncor Energy, Inc.
145,000	6.100%, 6/1/2018	178,823
	Transocean, Inc.
83,000	5.050%, 12/15/2016	92,959
166,000	6.000%, 3/15/2018	195,569
	Valero Energy Corporation
166,000	7.500%, 4/15/2032	219,110
	Weatherford International, Ltd.
249,000	6.750%, 9/15/2040	295,740

	Total	4,952,614

Financials (1.4%)
	ABN Amro North American Holding Preferred Capital Repackage Trust I
81,000	6.523%, 12/29/2049[g,h]	81,000
	Ally Financial, Inc.
285,000	5.500%, 2/15/2017	301,580
	American Express Credit Corporation
105,000	2.375%, 3/24/2017	110,417
	American International Group, Inc.
249,000	2.375%, 8/24/2015	253,167
245,000	3.800%, 3/22/2017	264,313
	ANZ National International, Ltd. of London
250,000	3.125%, 8/10/2015[g]	262,483
	Associated Banc Corporation
83,000	1.875%, 3/12/2014	82,977
	Bank of America Corporation
352,000	7.750%, 8/15/2015	397,425
244,000	1.500%, 10/9/2015	244,278
165,000	5.750%, 8/15/2016	182,732
250,000	5.750%, 12/1/2017	289,573
165,000	5.650%, 5/1/2018	192,101
	Bank of New York Mellon Corporation
81,000	0.700%, 10/23/2015	81,023
	Bank of Nova Scotia
244,000	1.850%, 1/12/2015	250,425
	Barclays Bank plc
208,000	6.050%, 12/4/2017[g]	227,174
	BBVA US Senior SAU
243,000	4.664%, 10/9/2015	245,402
	Berkshire Hathaway, Inc.
190,000	1.600%, 5/15/2017	194,057
	BlackRock, Inc.
105,000	1.375%, 6/1/2015	106,966
	BNP Paribas SA
83,000	2.375%, 9/14/2017	83,608
	Capital One Capital V
166,000	10.250%, 8/15/2039	170,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Financials (1.4%) - continued
	Capital One Financial Corporation
$244,000	2.150%, 3/23/2015	$250,824
	CIT Group, Inc.
375,000	4.250%, 8/15/2017	384,678
	Citigroup, Inc.
244,000	5.850%, 7/2/2013	252,188
433,000	5.000%, 9/15/2014	458,362
249,000	4.750%, 5/19/2015	269,863
249,000	6.000%, 8/15/2017	293,103
	CNA Financial Corporation
291,000	7.350%, 11/15/2019	364,672
	Credit Suisse New York, NY
250,000	5.500%, 5/1/2014	266,565
	Developers Diversified Realty Corporation
333,000	7.500%, 4/1/2017	401,806
320,000	7.875%, 9/1/2020	416,176
	Discover Bank
249,000	8.700%, 11/18/2019	325,573
	Duke Realty, LP
83,000	3.875%, 10/15/2022	86,398
	Eksportfinans ASA
104,000	3.000%, 11/17/2014	103,220
154,000	5.500%, 5/25/2016	159,390
	Fifth Third Bancorp
188,000	5.450%, 1/15/2017	212,226
	General Electric Capital Corporation
245,000	2.150%, 1/9/2015	251,749
159,000	0.551%, 1/8/2016[e]	156,660
90,000	1.308%, 5/9/2016[e]	90,061
95,000	2.300%, 4/27/2017	98,133
166,000	3.150%, 9/7/2022	168,870
250,000	6.750%, 3/15/2032	332,533
	Goldman Sachs Group, Inc.
245,000	5.000%, 10/1/2014	262,557
250,000	3.700%, 8/1/2015	263,252
249,000	0.823%, 3/22/2016[e]	242,102
	Hartford Financial Services Group, Inc.
40,000	7.300%, 11/1/2015	45,708
50,000	5.500%, 10/15/2016	56,372
245,000	4.000%, 10/15/2017	266,571
	HSBC Holdings plc
190,000	4.000%, 3/30/2022	208,137
139,000	6.500%, 5/2/2036	170,187
	Icahn Enterprises, LP
55,000	8.000%, 1/15/2018[g]	59,125
285,000	8.000%, 1/15/2018	306,375
	ING Bank NV
290,000	2.000%, 9/25/2015[g]	292,359
162,000	3.750%, 3/7/2017[g]	171,540
	International Lease Finance Corporation
285,000	5.875%, 4/1/2019	301,934
	J.P. Morgan Chase & Company
243,000	4.650%, 6/1/2014	257,527
162,000	1.875%, 3/20/2015	165,088
162,000	3.450%, 3/1/2016	172,388
249,000	2.000%, 8/15/2017	251,668
	J.P. Morgan Chase Bank NA
228,000	0.729%, 6/13/2016[e]	220,699
	Liberty Mutual Group, Inc.
83,000	4.950%, 5/1/2022[g]	90,641
81,000	6.500%, 5/1/2042[g]	92,311
	Lloyds TSB Bank plc
250,000	6.500%, 9/14/2020[g]	272,350
	Morgan Stanley
166,000	4.750%, 4/1/2014	172,211
373,000	6.000%, 5/13/2014	396,272
351,000	4.750%, 3/22/2017	379,851
81,000	4.875%, 11/1/2022	81,885
	Murray Street Investment Trust I
292,000	4.647%, 3/9/2017	316,847
	Omega Healthcare Investors, Inc.
275,000	5.875%, 3/15/2024	292,875
	PNC Funding Corporation
250,000	3.300%, 3/8/2022	268,448
	Prudential Financial, Inc.
243,000	6.200%, 11/15/2040	302,373
	Realty Income Corporation
81,000	2.000%, 1/31/2018	81,691
	Regions Bank
415,000	7.500%, 5/15/2018	499,851
	Reinsurance Group of America, Inc.
81,000	5.000%, 6/1/2021	89,891
	Royal Bank of Scotland Group plc
166,000	5.050%, 1/8/2015	171,839
249,000	2.550%, 9/18/2015	255,253
	Santander US Debt SAU
210,000	3.724%, 1/20/2015[g]	210,412
	SLM Corporation
243,000	6.250%, 1/25/2016	262,452
	Societe Generale SA
170,000	5.200%, 4/15/2021[g]	186,966
	Svenska Handelsbanken AB
245,000	3.125%, 7/12/2016	259,921
	U.S. Bancorp
162,000	3.150%, 3/4/2015	171,312
95,000	1.650%, 5/15/2017	97,115
	UBS AG/Stamford, Connecticut
162,000	5.875%, 12/20/2017	191,692
	UnitedHealth Group, Inc.
81,000	0.850%, 10/15/2015	81,330
40,000	1.400%, 10/15/2017	40,258
	Wachovia Corporation
595,000	5.625%, 10/15/2016	692,756
	WEA Finance, LLC
245,000	5.700%, 10/1/2016[g]	279,235
	Wells Fargo & Company
160,000	2.100%, 5/8/2017	164,770

	Total	19,481,128

Foreign Government (<0.1%)
	Chile Government International Bond
162,000	2.250%, 10/30/2022	159,570
	Korea Finance Corporation
83,000	2.250%, 8/7/2017	83,691

	Total	243,261

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Mortgage-Backed Securities (5.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$9,505,000	2.500%, 11/1/2027[c]	$9,926,784
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
7,700,000	3.000%, 11/1/2042[c]	8,060,336
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
6,700,000	2.500%, 11/1/2027[c]	7,011,969
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
16,545,000	3.500%, 11/1/2042[c]	17,623,009
21,095,000	4.000%, 11/1/2042[c]	22,588,129
8,425,000	5.000%, 11/1/2042[c]	9,191,149
5,000,000	5.000%, 12/1/2042[c]	5,454,688

	Total	79,856,064

Technology (0.2%)
	Amkor Technology, Inc.
550,000	6.625%, 6/1/2021	523,875
	Computer Sciences Corporation
124,000	2.500%, 9/15/2015	126,653
	Equinix, Inc.
550,000	8.125%, 3/1/2018	605,000
	First Data Corporation
285,000	7.375%, 6/15/2019[g]	294,975
	Freescale Semiconductor, Inc.
140,000	9.250%, 4/15/2018[g]	149,800
	Hewlett-Packard Company
166,000	2.125%, 9/13/2015	165,518
187,000	2.600%, 9/15/2017	182,105
	International Business Machines Corporation
190,000	0.750%, 5/11/2015	191,091
	Oracle Corporation
162,000	1.200%, 10/15/2017	162,817
81,000	2.500%, 10/15/2022	82,462
	Samsung Electronics America, Inc.
272,000	1.750%, 4/10/2017[g]	274,980
	Xerox Corporation
166,000	7.200%, 4/1/2016	192,108

	Total	2,951,384

Transportation (0.2%)
	Avis Budget Car Rental, LLC
280,000	8.250%, 1/15/2019	305,550
	Burlington Northern Santa Fe, LLC
62,000	3.050%, 9/1/2022	64,693
	Continental Airlines, Inc.
585,000	6.750%, 9/15/2015[g]	612,056
95,000	4.150%, 4/11/2024	99,465
	CSX Corporation
134,000	6.250%, 4/1/2015	151,605
	Delta Air Lines, Inc.
250,000	6.750%, 5/23/2017	256,250
43,000	4.750%, 5/7/2020	45,421
	ERAC USA Finance, LLC
162,000	1.400%, 4/15/2016[g]	163,363
	Hertz Corporation
275,000	6.750%, 4/15/2019	291,844
	Kansas City Southern de Mexico SA de CV
190,000	8.000%, 2/1/2014	210,900
	Navios Maritime Acquisition Corporation
550,000	8.625%, 11/1/2017	518,375
	Navios Maritime Holdings, Inc.
275,000	8.875%, 11/1/2017	281,875

	Total	3,001,397

U.S. Government and Agencies (0.9%)
	U.S. Treasury Bonds
1,175,000	4.375%, 5/15/2040	1,548,429
2,130,000	3.000%, 5/15/2042	2,200,224
1,220,000	2.750%, 8/15/2042	1,195,219
	U.S. Treasury Notes
1,675,000	2.500%, 4/30/2015	1,764,901
3,050,000	0.750%, 6/30/2017	3,061,913
250,000	0.875%, 7/31/2019	246,563
2,610,000	1.625%, 8/15/2022	2,595,726

	Total	12,612,975

Utilities (0.4%)
	AES Corporation
285,000	7.375%, 7/1/2021	318,488
	CenterPoint Energy, Inc.
189,000	6.850%, 6/1/2015	213,750
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
550,000	8.875%, 2/15/2018	589,875
	Energy Transfer Partners, LP
249,000	4.650%, 6/1/2021	276,546
	Enterprise Products Operating, LLC
249,000	1.250%, 8/13/2015	251,654
	Exelon Corporation
353,000	4.900%, 6/15/2015	388,102
	FirstEnergy Solutions Corporation
353,000	4.800%, 2/15/2015	381,630
	ITC Holdings Corporation
214,000	5.875%, 9/30/2016[g]	244,417
	Kinder Morgan Energy Partners, LP
166,000	5.300%, 9/15/2020	196,690
166,000	5.000%, 8/15/2042	179,876
	MarkWest Energy Partners, LP
375,000	5.500%, 2/15/2023	393,750
	MidAmerican Energy Holdings Company
166,000	6.500%, 9/15/2037	229,219
	NextEra Energy Capital Holdings, Inc.
249,000	1.200%, 6/1/2015	250,325
	NGPL PipeCo, LLC
275,000	9.625%, 6/1/2019[g]	316,250
	NiSource Finance Corporation
249,000	5.950%, 6/15/2041	302,432

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Utilities (0.4%) - continued
	NRG Energy, Inc.
$320,000	6.625%, 3/15/2023[g]	$329,600
	ONEOK Partners, LP
83,000	2.000%, 10/1/2017	84,697
106,000	8.625%, 3/1/2019	140,919
	Pacific Gas & Electric Company
245,000	5.625%, 11/30/2017	298,501
	PPL Capital Funding, Inc.
81,000	3.500%, 12/1/2022	83,172
	Sempra Energy
245,000	6.150%, 6/15/2018	302,147
	Williams Partners, LP
83,000	7.250%, 2/1/2017	102,085
83,000	5.250%, 3/15/2020	97,732

	Total	5,971,857

	Total Long-Term Fixed Income (cost $186,671,910)	191,105,296

Shares	Common Stock (13.7%)	Value
Consumer Discretionary (2.0%)
4,550	Amazon.com, Inc.[d]	1,059,331
2,400	AutoZone, Inc.[d]	900,000
9,020	CBS Corporation	292,248
8,200	Charter Communications, Inc.[d]	634,762
7,800	Cheesecake Factory, Inc.	257,868
11,800	Children’s Place Retail Stores, Inc.[d]	689,474
113,000	Comcast Corporation	4,238,630
23,032	Delphi Automotive plc[d]	724,126
11,400	DISH Network Corporation	406,182
10,360	Dollar Tree, Inc.[d]	413,053
26,300	Expedia, Inc.	1,555,645
22,336	Foot Locker, Inc.	748,256
22,000	GNC Holdings, Inc.	850,740
4,380	Harley-Davidson, Inc.	204,809
11,400	Home Depot, Inc.	699,732
72,610	Las Vegas Sands Corporation	3,372,008
13,918	Life Time Fitness, Inc.[d]	624,779
39,440	Lowe’s Companies, Inc.	1,277,067
18,100	Meredith Corporation	605,807
31,840	News Corporation	775,622
12,100	NIKE, Inc.	1,105,698
10,100	Omnicom Group, Inc.	483,891
14,300	O’Reilly Automotive, Inc.[d]	1,225,224
1,610	Panera Bread Company[d]	271,511
8,400	Penn National Gaming, Inc.[d]	339,612
4,000	PetSmart, Inc.	265,560
42,351	Pier 1 Imports, Inc.	863,961
23,300	Sally Beauty Holdings, Inc.[d]	561,064
11,500	Tempur-Pedic International, Inc.[d]	304,060
9,110	Time Warner Cable, Inc.	902,892
12,700	Toll Brothers, Inc.[d]	419,227
15,031	WMS Industries, Inc.[d]	246,959

	Total	27,319,798

Consumer Staples (1.0%)
9,774	Anheuser-Busch InBev NV ADR	819,061
13,765	Annie’s, Inc.[d]	543,718
7,560	British American Tobacco plc ADR	751,162
16,660	CVS Caremark Corporation	773,024
4,920	Diageo plc ADR	562,061
19,653	Ingredion, Inc.	1,207,873
5,760	Kimberly-Clark Corporation	480,672
8,412	Kraft Foods Group, Inc.[d]	382,578
118,737	Mondelez International, Inc.	3,151,280
12,700	Nestle SA	806,301
35,906	Philip Morris International, Inc.	3,179,835
8,050	TreeHouse Foods, Inc.[d]	431,077
13,090	Unilever NV ADR	480,272

	Total	13,568,914

Energy (1.1%)
45,376	Alpha Natural Resources, Inc.[d]	388,872
28,080	BP plc ADR	1,204,351
7,520	Chevron Corporation	828,779
23,600	Consol Energy, Inc.	829,776
6,900	Ensco plc	398,958
14,139	EOG Resources, Inc.	1,647,052
13,390	EQT Corporation	811,836
21,000	Helix Energy Solutions Group, Inc.[d]	363,090
58,430	Marathon Oil Corporation	1,756,406
50,900	Marathon Petroleum Corporation	2,795,937
3,045	Oasis Petroleum, Inc.[d]	89,432
36,451	Petroleum Geo-Services ASA	629,856
15,680	Schlumberger, Ltd.	1,090,231
11,300	Southwestern Energy Company[d]	392,110
24,923	Swift Energy Company[d]	416,463
108,500	Weatherford International, Ltd.[d]	1,226,050

	Total	14,869,199

Financials (2.0%)
9,450	ACE, Ltd.	743,242
6,531	Affiliated Managers Group, Inc.[d]	826,171
2,000	Allied World Assurance Company Holdings AG	160,600
11,460	Allstate Corporation	458,171
7,000	American Assets Trust, Inc.	190,190
4,400	American Campus Communities, Inc.	199,364
14,000	Ameriprise Financial, Inc.	817,180
5,200	Aspen Insurance Holdings, Ltd.	168,220
8,400	Axis Capital Holdings, Ltd.	304,248
91,980	Bank of America Corporation	857,254
10,200	BioMed Realty Trust, Inc.	195,024
6,430	Capital One Financial Corporation	386,893
22,200	CBL & Associates Properties, Inc.	496,614
73,240	Citigroup, Inc.	2,738,444
13,500	CME Group, Inc.	755,055
29,200	DCT Industrial Trust, Inc.	188,340
8,300	Douglas Emmett, Inc.	194,635
25,719	Duke Realty Corporation	372,411
9,300	Endurance Specialty Holdings, Ltd.	377,115
2,800	Equity Lifestyle Properties, Inc.	188,524
5,700	Extra Space Storage, Inc.	196,593
3,840	Goldman Sachs Group, Inc.	469,978
27,221	HCC Insurance Holdings, Inc.	970,156
5,800	Highwoods Properties, Inc.	187,050
32,257	Host Hotels & Resorts, Inc.	466,436
63,000	Huntington Bancshares, Inc.	402,570
19,700	Invesco, Ltd.	479,104

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (13.7%)	Value
Financials (2.0%) - continued
4,000	iShares Russell 2000 Index Fund	$324,960
71,709	J.P. Morgan Chase & Company	2,988,831
42,750	KKR & Company, LP	643,388
11,491	Lazard, Ltd.	338,525
4,100	M&T Bank Corporation	426,810
36,350	MetLife, Inc.	1,290,061
16,900	NASDAQ OMX Group, Inc.	402,389
9,200	Northern Trust Corporation	439,576
31,100	Och-Ziff Capital Management Group, LLC	311,311
8,100	Pebblebrook Hotel Trust	171,882
42,739	Popular, Inc.[d]	826,145
1,800	ProAssurance Corporation	160,920
23,050	State Street Corporation	1,027,338
21,870	SVB Financial Group[d]	1,237,623
2,481	Taubman Centers, Inc.	194,883
8,000	Tower Group, Inc.	144,160
11,582	W.R. Berkley Corporation	450,424
50,730	Wells Fargo & Company	1,709,094
60,216	Zions Bancorporation	1,292,838

	Total	28,170,740

Health Care (2.1%)
22,300	Abbott Laboratories	1,461,096
3,300	Alexion Pharmaceuticals, Inc.[d]	298,254
17,800	Align Technology, Inc.[d]	473,124
27,740	Baxter International, Inc.	1,737,356
8,300	Biogen Idec, Inc.[d]	1,147,226
81,800	Bristol-Myers Squibb Company	2,719,850
3,767	C.R. Bard, Inc.	362,348
25,340	Covidien plc	1,392,433
32,800	Endo Pharmaceutical Holdings, Inc.[d]	940,048
7,029	HeartWare International, Inc.[d]	590,295
27,100	Humana, Inc.	2,012,717
7,400	Illumina, Inc.[d]	351,574
11,600	Medicines Company[d]	254,272
71,350	Merck & Company, Inc.	3,255,701
124,883	Pfizer, Inc.	3,105,840
22,410	Sanofi ADR	982,679
9,700	Shire Pharmaceuticals Group plc ADR	818,583
14,300	Thoratec Corporation[d]	510,510
12,220	United Therapeutics Corporation[d]	558,087
74,551	UnitedHealth Group, Inc.	4,174,856
39,500	VIVUS, Inc.[d]	588,550
3,700	Waters Corporation[d]	302,697
6,860	Zimmer Holdings, Inc.	440,481

	Total	28,478,577

Industrials (1.8%)
14,800	3M Company	1,296,480
24,700	Actuant Corporation	697,528
14,300	ADT Corporation[d]	593,593
13,809	CSX Corporation	282,670
24,472	EMCOR Group, Inc.	787,019
4,770	FedEx Corporation	438,792
2,400	Flowserve Corporation	325,176
16,800	GATX Corporation	696,528
15,621	General Electric Company	328,978
24,271	HNI Corporation	667,938
27,786	Honeywell International, Inc.	1,701,615
38,270	Jacobs Engineering Group, Inc.[d]	1,476,839
13,500	Landstar System, Inc.	683,775
9,300	Lockheed Martin Corporation	871,131
83,592	Manitowoc Company, Inc.	1,191,186
23,300	Manpower, Inc.	884,002
28,800	McDermott International, Inc.[d]	308,448
18,216	Oshkosh Corporation[d]	546,116
18,109	Parker Hannifin Corporation	1,424,454
3,311	Pentair, Ltd.	139,857
110,400	Pitney Bowes, Inc.	1,585,344
33,500	Southwest Airlines Company	295,470
4,620	SPX Corporation	316,886
38,700	Tyco International, Ltd.	1,039,869
31,600	United Parcel Service, Inc.	2,314,700
41,460	United Technologies Corporation	3,240,514
21,300	Woodward, Inc.	713,550

	Total	24,848,458

Information Technology (2.7%)
11,200	Akamai Technologies, Inc.[d]	425,488
6,800	Alliance Data Systems Corporation[d]	972,740
10,402	Apple, Inc.[j]	6,190,230
27,700	Aruba Networks, Inc.[d]	503,309
120,600	Atmel Corporation[d]	562,599
20,000	Cavium, Inc.[d]	663,600
11,800	Citrix Systems, Inc.[d]	729,358
10,978	Cognizant Technology Solutions Corporation[d]	731,684
23,720	CoreLogic, Inc.[d]	564,536
27,399	eBay, Inc.[d]	1,323,098
2,344	Google, Inc.[d]	1,593,381
20,800	Informatica Corporation[d]	564,512
74,100	Intel Corporation	1,602,412
12,500	International Business Machines Corporation	2,431,625
9,921	Itron, Inc.[d]	407,356
18,614	Juniper Networks, Inc.[d]	308,434
2,700	MasterCard, Inc.	1,244,511
145,720	Microsoft Corporation[j]	4,158,120
46,990	NetApp, Inc.[d]	1,264,031
36,506	NVIDIA Corporation[d]	436,977
93,330	Oracle Corporation	2,897,896
17,624	Plantronics, Inc.	571,723
15,700	QUALCOMM, Inc.	919,627
89,849	Teradyne, Inc.[d]	1,313,592
57,540	Texas Instruments, Inc.	1,616,299
21,189	TIBCO Software, Inc.[d]	534,175
22,500	VeriFone Systems, Inc.[d]	666,900
65,600	Vishay Intertechnology, Inc.[d]	543,168
116	Workday, Inc.[d]	5,626
37,260	Xilinx, Inc.	1,220,638
18,800	Yahoo!, Inc.[d]	316,028

	Total	37,283,673

Materials (0.5%)
77,400	AK Steel Holding Corporation	390,096
11,800	Buckeye Technologies, Inc.	309,160
12,100	CF Industries Holdings, Inc.	2,482,799
7,900	Eagle Materials, Inc.	418,463
21,578	Freeport-McMoRan Copper & Gold, Inc.	838,953
12,200	H.B. Fuller Company	370,880
9,423	PPG Industries, Inc.	1,103,245
6,385	Sigma-Aldrich Corporation	447,844

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (13.7%)	Value
Materials (0.5%) - continued
8,968	Silgan Holdings, Inc.	$388,404
31,159	Steel Dynamics, Inc.	394,161
22,800	SunCoke Energy, Inc.[d]	366,396
10,390	United States Steel Corporation	211,852

	Total	7,722,253

Telecommunications Services (0.1%)
18,032	Verizon Communications, Inc.	804,948
60,200	Windstream Corporation	574,308

	Total	1,379,256

Utilities (0.4%)
20,700	CMS Energy Corporation	503,424
34,250	NiSource, Inc.	872,347
27,718	NV Energy, Inc.	526,919
31,890	PG&E Corporation	1,355,963
30,000	PNM Resources, Inc.	664,800
11,600	Public Service Enterprise Group, Inc.	371,664
24,100	Southern Company	1,128,844
14,283	Southwest Gas Corporation	620,882

	Total	6,044,843

	Total Common Stock (cost $173,039,610)	189,685,711

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
4,700	U.S. Bancorp, 6.000%[h]	134,890

	Total	134,890

	Total Preferred Stock (cost $118,655)	134,890

Shares	Collateral Held for Securities Loaned (0.1%)	Value
1,032,781	Thrivent Financial Securities Lending Trust	1,032,781

	Total Collateral Held for Securities Loaned (cost $1,032,781)	1,032,781

Shares or Principal Amount	Short-Term Investments (9.8%)	Value
	Federal Home Loan Bank Discount Notes
3,000,000	0.100%, 11/23/2012[i]	2,999,816
	Federal Home Loan Mortgage Corporation Discount Notes
4,400,000	0.160%, 12/17/2012[i,j]	4,399,100
	Federal National Mortgage Association Discount Notes
5,000,000	0.120%, 11/21/2012[i]	4,999,667
122,091,058	Thrivent Financial Securities Lending Trust	122,091,058
	U.S. Treasury Bills
1,400,000	0.125%, 1/17/2013[i,j]	1,399,626

	Total Short-Term Investments (at amortized cost)	135,889,267

	Total Investments (cost $1,390,815,537) 106.2%	$1,468,754,693

	Other Assets and Liabilities, Net (6.2%)	(86,258,753)

	Total Net Assets 100.0%	$1,382,495,940

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
f	All or a portion of the security is on loan.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $12,996,178 or 0.9% of total net assets.

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At October 31, 2012, $7,535,226 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$89,408,364
Gross unrealized depreciation	(23,265,320)

Net unrealized appreciation (depreciation)	$66,143,044

Cost for federal income tax purposes	$1,402,611,649

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,692,810	–	3,692,810	–
Capital Goods	1,189,973	–	1,189,973	–
Communications Services	8,948,587	–	8,948,587	–
Consumer Cyclical	2,892,077	–	2,892,077	–
Consumer Non-Cyclical	4,956,197	–	4,956,197	–
Energy	789,354	–	789,354	–
Financials	1,336,146	–	1,336,146	–
Technology	2,731,532	–	2,731,532	–
Transportation	521,833	–	521,833	–
Utilities	1,539,759	–	1,539,759	–

Mutual Funds
Equity Mutual Funds	527,293,756	527,293,756	–	–
Fixed Income Mutual Funds	395,014,724	395,014,724	–	–

Long-Term Fixed Income
Asset-Backed Securities	1,967,062	–	1,967,062	–
Basic Materials	2,743,304	–	2,743,304	–
Capital Goods	3,235,832	–	3,235,832	–
Collateralized Mortgage Obligations	13,621,299	–	13,621,299	–
Commercial Mortgage-Backed Securities	18,016,480	–	18,016,480	–
Communications Services	9,324,873	–	9,324,873	–
Consumer Cyclical	4,404,480	–	4,404,480	–
Consumer Non-Cyclical	8,721,286	–	8,721,286	–
Energy	4,952,614	–	4,952,614	–
Financials	19,481,128	–	19,481,128	–
Foreign Government	243,261	–	243,261	–
Mortgage-Backed Securities	79,856,064	–	79,856,064	–
Technology	2,951,384	–	2,951,384	–
Transportation	3,001,397	–	3,001,397	–
U.S. Government and Agencies	12,612,975	–	12,612,975	–
Utilities	5,971,857	–	5,971,857	–

Common Stock
Consumer Discretionary	27,319,798	27,319,798	–	–
Consumer Staples	13,568,914	12,762,613	806,301	–
Energy	14,869,199	14,239,343	629,856	–
Financials	28,170,740	28,170,740	–	–
Health Care	28,478,577	28,478,577	–	–
Industrials	24,848,458	24,848,458	–	–
Information Technology	37,283,673	37,283,673	–	–
Materials	7,722,253	7,722,253	–	–
Telecommunications Services	1,379,256	1,379,256	–	–
Utilities	6,044,843	6,044,843	–	–

Preferred Stock
Financials	134,890	134,890	–	–
Collateral Held for Securities Loaned	1,032,781	1,032,781	–	–
Short-Term Investments	135,889,267	122,091,058	13,798,209	–

Total	$1,468,754,693	$1,233,816,763	$234,937,930	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	2,919,642	2,919,642	–	–

Total Asset Derivatives	$2,919,642	$2,919,642	$–	$–

Liability Derivatives
Futures Contracts	3,303,873	3,303,873	–	–
Foreign Currency Forward Contracts	39	–	39	–

Total Liability Derivatives	$3,303,912	$3,303,873	$39	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	December 2012	($22,041,883)	($22,032,813)	$9,070
5-Yr. U.S. Treasury Bond Futures	(250)	December 2012	(31,104,708)	(31,062,501)	42,207
10-Yr. U.S. Treasury Bond Futures	280	December 2012	37,199,955	37,248,750	48,795
20-Yr U.S. Treasury Bond Futures	215	December 2012	32,196,906	32,102,188	(94,718)
Eurex EURO STOXX 50 Futures	395	December 2012	13,182,550	12,819,888	(362,662)
Mini MSCI EAFE Index Futures	99	December 2012	7,710,063	7,516,080	(193,983)
Russell 2000 Index Mini-Futures	(188)	December 2012	(16,192,948)	(15,346,440)	846,508
S&P 400 Index Mini Futures	(425)	December 2012	(43,542,313)	(41,569,251)	1,973,062
S&P 500 Index Futures	203	December 2012	74,047,610	71,395,100	(2,652,510)
Total Futures Contracts					($384,231)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Euro	SSB	71,100	11/1/2012	$92,117	$92,156	($39)
Total Sales				$92,117	$92,156	($39)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($39)

Counterparty
SSB	-	State Street Bank

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,819,570
Total Equity Contracts		2,819,570

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	100,072
Total Interest Rate Contracts		100,072

Total Asset Derivatives		$2,919,642

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,209,155
Total Equity Contracts		3,209,155

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	94,718
Total Interest Rate Contracts		94,718

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	39
Total Foreign Exchange Contracts		39

Total Liability Derivatives		$3,303,912

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,471,086

Total Interest Rate Contracts		2,471,086

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	11,582,153

Total Equity Contracts		11,582,153

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(31,545)

Total Foreign Exchange Contracts		(31,545)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	1,098,450

Total Credit Contracts		1,098,450

Total		$15,120,144

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(7,874,150)
Total Equity Contracts		(7,874,150)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	30,339
Total Interest Rate Contracts		30,339

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(39)
Total Foreign Exchange Contracts		(39)

Total		($7,843,850)

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$143,527,493	10.9%	N/A	N/A	N/A	NA
Interest Rate Contracts	79,407,579	6.0	N/A	N/A	N/A	NA
Foreign Exchange Contracts	N/A	N/A	$112,604	<0.1%	N/A	NA
Credit Contracts	N/A	N/A	N/A	N/A	$5,577,246	0.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Natural Resources	$40,454,277	$58,416	$12,000,000	2,739,166	$24,652,493	$58,416
Partner Small Cap Growth	22,196,780	3,700,000	–	2,161,677	28,058,568	–
Partner Small Cap Value	23,625,437	405,357	–	1,582,271	26,582,148	156,706
Small Cap Stock	13,203,459	–	–	882,584	14,200,780	–
Mid Cap Growth	14,575,651	109,019	–	741,659	15,337,507	–
Partner Mid Cap Value	25,350,505	204,268	–	2,203,370	28,335,335	204,268
Mid Cap Stock	40,378,460	–	–	2,616,880	43,518,716	–
Partner Worldwide Allocation	126,777,721	1,329,038	–	15,371,774	135,117,892	1,329,038
Large Cap Growth	59,274,222	3,929	–	11,226,944	66,351,241	3,929
Large Cap Value	86,543,027	1,663,763	–	6,764,619	99,845,770	1,663,763
Large Cap Stock	36,483,289	371,798	6,000,000	1,435,716	34,198,749	371,798
Equity Income Plus	9,978,155	228,176	–	1,154,480	11,094,557	228,176
High Yield	49,604,487	3,521,612	9,767,598	9,209,135	46,137,766	3,467,080
Income	187,103,647	7,546,673	15,701,571	20,447,821	191,596,078	7,407,435
Government Bond	20,821,448	4,901,129	911,535	2,318,648	24,948,651	330,374
Limited Maturity Bond	183,522,499	2,686,528	56,484,423	10,485,914	132,332,229	2,671,660
Securities Lending Trust-Collateral Investment	–	41,073,585	40,040,804	1,032,781	1,032,781	2,713
Securities Lending Trust-Short Term Investment	–	128,254,274	6,163,216	122,091,058	122,091,058	220,997
Total Value and Income Earned	939,893,064				1,045,432,319	18,116,353

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Bank Loans (2.8%)[a]	Value
Basic Materials (0.3%)
	Arch Coal, Inc., Term Loan
$349,125	5.750%, 5/16/2018	$351,869
	FMG Resources August 2006 Pty., Ltd., Term Loan
1,260,000	0.000%, 10/18/2017[b,c]	1,253,070
	Ineos US Finance, LLC, Term Loan
449,088	6.500%, 5/4/2018	454,980

	Total	2,059,919

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
485,000	1.963%, 10/9/2019[b,c]	489,365
	MRC Global, Inc., Term Loan
345,000	0.000%, 10/24/2019[b,c]	344,137

	Total	833,502

Communications Services (0.9%)
	Atlantic Broadband Finance, LLC, Term Loan
254,363	5.250%, 4/4/2019	255,105
	Charter Communications Operating, LLC, Term Loan
203,975	4.000%, 5/15/2019	205,313
	Clear Channel Communications, Term Loan
360,000	3.800%, 1/29/2016[b,c]	295,427
	Cogeco Cable, Inc., Term Loan
275,000	0.000%, 9/10/2019[b,c]	277,063
	Cricket Communications, Inc., Term Loan
70,000	0.000%, 10/10/2019[b,c]	70,219
	Cumulus Media Holdings, Inc., Term Loan
547,456	5.750%, 9/17/2018	551,015
	Level 3 Financing, Inc., Term Loan
675,000	4.750%, 8/1/2019	677,774
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
344,138	6.000%, 6/9/2017	343,277
	MCC Georgia, LLC, Term Loan
275,000	4.000%, 1/20/2020	273,625
	SBA Senior Finance II, LLC, Term Loan
210,000	3.750%, 9/28/2019	210,893
	Toys R Us, Inc., Term Loan
450,068	5.250%, 5/25/2018	440,392
	Univision Communications, Inc., Term Loan
223,847	2.212%, 9/29/2014	222,902
275,000	4.462%, 3/31/2017	268,642
	Van Wagner Communications, Inc., Term Loan
280,000	8.250%, 8/3/2018	283,150
	WideOpenWest Finance, LLC, Term Loan
518,700	6.250%, 7/17/2018	522,917
	Yankee Cable Acquisition, LLC, Term Loan
269,930	5.250%, 8/26/2016	270,829
	Zayo Group, LLC, Term Loan
723,700	5.250%, 7/2/2019	726,233

	Total	5,894,776

Consumer Cyclical (0.3%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
355,286	5.500%, 2/23/2017	357,673
	Chrysler Group, LLC, Term Loan
253,715	6.000%, 5/24/2017	258,965
	Rock Ohio Caesars, LLC, 18 month Delayed Draw
64,167	5.727%, 8/19/2017[b,c]	65,611
	Rock Ohio Caesars, LLC, 6 month Delayed Draw
38,500	5.727%, 8/19/2017[b,c]	39,366
	Rock Ohio Caesars, LLC, Term Loan
487,333	8.421%, 8/19/2017[b,c]	498,298
	Seven Seas Cruises S de RL, LLC, Term Loan
620,000	6.250%, 12/21/2018	628,525

	Total	1,848,438

Consumer Non-Cyclical (0.5%)
	Bausch & Lomb, Inc., Term Loan
344,137	5.250%, 5/17/2019	347,703
	Ceridian Corporation, Term Loan
415,000	5.892%, 5/9/2017[b,c]	413,444
	CHS/Community Health Systems, Inc., Term Loan
345,000	3.921%, 1/25/2017	346,290
	DJO Finance, LLC, Term Loan
344,135	6.250%, 9/15/2017	345,140
	Grifols, Inc., Term Loan
343,877	4.500%, 6/1/2017	346,700
	Hologic, Inc., Term Loan
408,975	4.500%, 8/1/2019	413,294
	Reynolds Group Holdings, Inc., Term Loan
70,000	0.000%, 9/28/2018[b,c]	70,201
	Roundy’s Supermarkets, Inc., Term Loan
463,550	5.750%, 2/13/2019	449,560
	Visant Corporation, Term Loan
450,000	5.056%, 12/22/2016[b,c]	430,123
	Warner Chilcott Company, LLC, Term Loan
27,198	4.250%, 3/15/2018	27,274
	Warner Chilcott Corporation, Term Loan
54,395	4.250%, 3/15/2018	54,548
20,657	4.250%, 3/15/2018	20,715
	WC Luxco Sarl, Term Loan
37,397	4.250%, 3/15/2018	37,502

	Total	3,302,494

Energy (0.1%)
	Chesapeake Energy Corporation, Term Loan
141,747	8.500%, 12/2/2017	141,883

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Bank Loans (2.8%)[a]	Value
Energy (0.1%) - continued
	GenOn Energy, Inc., Term Loan
$273,604	6.500%, 12/4/2017	$275,486
	Plains Exploration & Production Company, Term Loan
135,000	0.000%, 10/15/2019[b,c]	135,531

	Total	552,900

Financials (0.1%)
	Nuveen Investments, Inc., Term Loan
105,000	5.841%, 5/13/2017	104,606
345,000	5.846%, 5/13/2017	344,462
	WaveDivision Holdings, LLC, Term Loan
480,000	4.250%, 8/9/2019[b,c]	485,198

	Total	934,266

Technology (0.3%)
	First Data Corporation Extended, Term Loan
255,000	4.211%, 3/26/2018	242,887
	First Data Corporation, Term Loan
275,000	5.211%, 9/24/2018	268,744
	Freescale Semiconductor, Inc., Term Loan
472,625	6.000%, 2/28/2019	468,608
	Infor US, Inc., Term Loan
274,488	5.995%, 4/5/2018	277,317
	Intelsat Jackson Holdings SA, Term Loan
350,452	4.500%, 4/2/2018	352,716

	Total	1,610,272

Transportation (<0.1%)
	Delta Air Lines, Inc., Term Loan
253,715	5.500%, 4/20/2017	253,462

	Total	253,462

Utilities (0.2%)
	Calpine Corporation, Term Loan
555,000	4.500%, 10/9/2019	555,405
	NGPL PipeCo, LLC, Term Loan
520,000	6.750%, 9/15/2017	529,969

	Total	1,085,374

	Total Bank Loans (cost $18,251,408)	18,375,403

Shares	Mutual Funds (55.0%)	Value
Equity Mutual Funds (20.9%)
1,197,141	Thrivent Natural Resources Fund	10,774,267
626,155	Thrivent Partner Small Cap Value Fund	10,519,404
167,827	Thrivent Small Cap Stock Fund[d]	2,700,338
1,091,303	Thrivent Partner Mid Cap Value Fund	14,034,157
426,187	Thrivent Mid Cap Stock Fund[d]	7,087,492
4,393,476	Thrivent Partner Worldwide Allocation Fund	38,618,651
2,404,707	Thrivent Large Cap Growth Fund	14,211,821
2,386,109	Thrivent Large Cap Value Fund	35,218,971
29,860	Thrivent Large Cap Stock Fund	711,277
476,642	Thrivent Equity Income Plus Fund	4,580,526

	Total	138,456,904

Fixed Income Mutual Funds (34.1%)
4,963,219	Thrivent High Yield Fund	24,865,728
8,223,259	Thrivent Income Fund	77,051,939
1,141,646	Thrivent Government Bond Fund	12,284,114
8,830,183	Thrivent Limited Maturity Bond Fund	111,436,908

	Total	225,638,689

	Total Mutual Funds (cost $338,556,229)	364,095,593

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Asset-Backed Securities (0.3%)
	Morgan Stanley Capital, Inc.
850,126	0.361%, 2/25/2037[e]	431,980
	Renaissance Home Equity Loan Trust
2,300,000	6.011%, 5/25/2036	1,353,428

	Total	1,785,408

Basic Materials (0.5%)
	ArcelorMittal
119,000	5.375%, 6/1/2013	121,503
	Arch Coal, Inc.
510,000	7.000%, 6/15/2019[f]	452,625
	BHP Billiton Finance, Ltd.
191,000	1.000%, 2/24/2015	192,832
	Dow Chemical Company
190,000	5.900%, 2/15/2015	211,459
	FMG Resources Property, Ltd.
510,000	8.250%, 11/1/2019[f,g]	510,000
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
490,000	8.875%, 2/1/2018	494,900
	International Paper Company
127,000	5.300%, 4/1/2015	138,012
	LyondellBasell Industries NV
435,000	5.000%, 4/15/2019	470,888
	Novelis, Inc.
515,000	8.375%, 12/15/2017	560,062
	Rock-Tenn Company
130,000	3.500%, 3/1/2020[g]	134,017
	Xstrata Finance Canada, Ltd.
124,000	1.800%, 10/23/2015[g]	124,250
62,000	2.450%, 10/25/2017[g]	61,841

	Total	3,472,389

Capital Goods (0.6%)
	Bombardier, Inc.
490,000	5.750%, 3/15/2022[g]	516,338
	Case New Holland, Inc.
510,000	7.875%, 12/1/2017	599,250
	Caterpillar Financial Services Corporation
80,000	1.100%, 5/29/2015	80,976
	John Deere Capital Corporation
130,000	0.700%, 9/4/2015	130,182

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Capital Goods (0.6%) - continued
	Pentair Finance SA
$130,000	1.875%, 9/15/2017[g]	$130,401
	Raytheon Company
190,000	1.625%, 10/15/2015	194,105
	RBS Global, Inc.
490,000	8.500%, 5/1/2018	537,775
	Reynolds Group Issuer, Inc.
510,000	6.875%, 2/15/2021	541,875
	Sealed Air Corporation
505,000	8.375%, 9/15/2021[g]	555,500
	Textron, Inc.
253,000	5.600%, 12/1/2017	278,539
	United Technologies Corporation
20,000	4.500%, 6/1/2042	23,003
	UR Financing Escrow Corporation
490,000	7.375%, 5/15/2020[g]	530,425

	Total	4,118,369

Collateralized Mortgage Obligations (1.4%)
	Citigroup Mortgage Loan Trust, Inc.
353,624	5.500%, 11/25/2035	309,875
	CitiMortgage Alternative Loan Trust
1,166,509	5.750%, 4/25/2037	922,613
	Countrywide Alternative Loan Trust
400,181	6.500%, 8/25/2036	260,160
241,742	6.000%, 1/25/2037	197,810
1,430,438	5.500%, 5/25/2037	1,059,564
1,119,167	7.000%, 10/25/2037	714,155
	Countrywide Home Loans, Inc.
502,155	5.750%, 4/25/2037	451,501
	Deutsche Alt-A Securities, Inc.
421,303	6.000%, 10/25/2021	385,619
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
194,540	5.500%, 10/25/2021	198,250
	Greenpoint Mortgage Funding Trust
1,065,874	0.411%, 10/25/2045[e]	651,691
	J.P. Morgan Mortgage Trust
108,000	3.023%, 10/25/2036	80,636
1,224,372	6.250%, 8/25/2037	845,180
	MASTR Alternative Loans Trust
290,005	6.500%, 7/25/2034	305,188
742,114	0.661%, 12/25/2035[e]	399,090
	Merrill Lynch Alternative Note Asset Trust
272,386	6.000%, 3/25/2037	216,606
	Residential Asset Securitization Trust
924,637	0.591%, 8/25/2037[e]	294,131
	Sequoia Mortgage Trust
213,501	4.960%, 9/20/2046	40,102
1,803,799	4.960%, 9/20/2046	1,459,914
	WaMu Mortgage Pass Through Certificates
255,093	2.726%, 9/25/2036	200,991
240,793	2.794%, 10/25/2036	183,498

	Total	9,176,574

Commercial Mortgage-Backed Securities (2.0%)
	Banc of America Commercial Mortgage, Inc.
1,600,000	5.631%, 4/10/2049	1,860,002
2,450,000	5.535%, 6/10/2049	2,843,882
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	1,114,458
	Credit Suisse First Boston Mortgage Securities
1,700,000	5.542%, 1/15/2049	1,922,537
	Credit Suisse Mortgage Capital Certificates
1,850,000	5.509%, 9/15/2039	1,951,076
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	1,095,705
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
800,000	5.728%, 2/12/2049	843,779
	Morgan Stanley Capital, Inc.
500,000	5.406%, 3/15/2044	530,885
	Wachovia Bank Commercial Mortgage Trust
1,200,000	5.603%, 10/15/2048	1,297,548

	Total	13,459,872

Communications Services (1.6%)
	AMC Networks, Inc.
505,000	7.750%, 7/15/2021	571,913
	America Movil SAB de CV
195,000	3.125%, 7/16/2022	201,081
	American Tower Corporation
155,000	5.050%, 9/1/2020	174,173
	AT&T, Inc.
259,000	2.400%, 8/15/2016	273,743
	British Telecommunications plc
170,000	2.000%, 6/22/2015	174,369
	Cablevision Systems Corporation
515,000	8.625%, 9/15/2017	601,263
	CCO Holdings, LLC
505,000	7.000%, 1/15/2019	542,875
	CenturyLink, Inc.
300,000	5.800%, 3/15/2022	315,776
	Comcast Corporation
270,000	6.500%, 1/15/2015	303,976
85,000	4.650%, 7/15/2042	92,150
	Digicel, Ltd.
410,000	8.250%, 9/1/2017[g]	440,750
150,000	7.000%, 2/15/2020[g]	157,500
	Dish DBS Corporation
275,000	4.625%, 7/15/2017	283,594
395,000	5.875%, 7/15/2022	414,750
	Frontier Communications Corporation
505,000	8.125%, 10/1/2018	571,913
	Hughes Satellite Systems Corporation
515,000	6.500%, 6/15/2019	551,050
	Intelsat Jackson Holdings SA
515,000	7.250%, 4/1/2019	552,337

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Communications Services (1.6%) - continued
	Level 3 Financing, Inc.
$530,000	8.625%, 7/15/2020	$577,700
	NBCUniversal Media, LLC
196,000	2.875%, 4/1/2016	207,833
62,000	2.875%, 1/15/2023	62,487
	News America, Inc.
130,000	3.000%, 9/15/2022[g]	132,494
	Nippon Telegraph & Telephone Corporation
130,000	1.400%, 7/18/2017	131,095
	SBA Telecommunications, Inc.
100,000	5.750%, 7/15/2020[g]	104,000
	SBA Tower Trust
110,000	5.101%, 4/15/2017[g]	122,188
	Sprint Nextel Corporation
255,000	9.125%, 3/1/2017	299,625
145,000	9.000%, 11/15/2018[g]	179,075
	Telefonica Emisiones SAU
130,000	3.729%, 4/27/2015	132,600
	Time Warner Cable, Inc.
131,000	3.500%, 2/1/2015	139,194
	Univision Communications, Inc.
385,000	6.750%, 9/15/2022[g]	385,000
	UPCB Finance V, Ltd.
510,000	7.250%, 11/15/2021[g]	561,000
	Verizon Communications, Inc.
259,000	5.500%, 2/15/2018	315,267
	Virgin Media Finance plc
490,000	5.250%, 2/15/2022	512,050
	Vivendi SA
195,000	2.400%, 4/10/2015[g]	197,420
	Vodafone Group plc
132,000	1.250%, 9/26/2017	132,720

	Total	10,414,961

Consumer Cyclical (0.8%)
	American Honda Finance Corporation
65,000	1.000%, 8/11/2015[g]	65,088
65,000	1.500%, 9/11/2017[g]	65,471
	Chrysler Group, LLC
500,000	8.000%, 6/15/2019[f]	531,875
	Federated Retail Holdings, Inc.
191,000	5.900%, 12/1/2016	225,029
	Ford Motor Credit Company, LLC
132,000	12.000%, 5/15/2015	162,690
490,000	5.000%, 5/15/2018	540,492
	Host Hotels and Resorts, LP
395,000	6.000%, 11/1/2020	439,437
	Hyundai Capital America
124,000	1.625%, 10/2/2015[g]	124,770
	Lennar Corporation
405,000	12.250%, 6/1/2017	546,750
	Limited Brands, Inc.
345,000	5.625%, 2/15/2022	372,169
	Macy’s Retail Holdings, Inc.
196,000	3.875%, 1/15/2022	215,401
	MGM Resorts International
465,000	7.625%, 1/15/2017[f]	489,412
	Scientific Games International, Inc.
490,000	6.250%, 9/1/2020[g]	497,963
	Service Corporation International
390,000	8.000%, 11/15/2021	478,725
	Time Warner, Inc.
106,000	3.150%, 7/15/2015	112,831
	Toyota Motor Credit Corporation
80,000	1.750%, 5/22/2017	82,067
	Toys R Us Property Company II, LLC
510,000	8.500%, 12/1/2017	547,613
	Viacom, Inc.
65,000	1.250%, 2/27/2015	65,631

	Total	5,563,414

Consumer Non-Cyclical (1.3%)
	Amgen, Inc.
75,000	4.850%, 11/18/2014	81,241
75,000	2.125%, 5/15/2017	77,998
	Anheuser-Busch InBev Worldwide, Inc.
65,000	0.800%, 7/15/2015	65,190
130,000	1.375%, 7/15/2017	131,960
	BAT International Finance plc
160,000	1.400%, 6/5/2015[g]	161,710
	Beam, Inc.
38,000	1.875%, 5/15/2017	39,017
	Biomet, Inc.
465,000	6.500%, 10/1/2020[g]	452,213
	Boston Scientific Corporation
270,000	5.450%, 6/15/2014	288,095
16,000	4.500%, 1/15/2015	17,147
	Bunge Limited Finance Corporation
65,000	3.200%, 6/15/2017	68,521
	Celgene Corporation
98,000	1.900%, 8/15/2017	99,505
98,000	3.250%, 8/15/2022	101,017
	Community Health Systems, Inc.
390,000	8.000%, 11/15/2019	420,713
	ConAgra Foods, Inc.
195,000	1.350%, 9/10/2015	196,581
	Covidien International Finance SA
160,000	1.350%, 5/29/2015	162,518
	CVS Caremark Corporation
77,000	6.125%, 9/15/2039	103,256
	Express Scripts Holding Company
130,000	2.750%, 11/21/2014[g]	134,767
130,000	3.125%, 5/15/2016	138,409
	Fresenius Medical Care US Finance II, Inc.
400,000	5.625%, 7/31/2019[g]	421,000
	Gilead Sciences, Inc.
104,000	2.400%, 12/1/2014	107,554
114,000	3.050%, 12/1/2016	122,522
	Grifols, Inc.
465,000	8.250%, 2/1/2018	516,150
	HCA, Inc.
490,000	5.875%, 3/15/2022	525,525
	Heineken NV
124,000	0.800%, 10/1/2015[g]	124,249
124,000	1.400%, 10/1/2017[g]	124,558
31,000	4.000%, 10/1/2042[g]	31,357

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Consumer Non-Cyclical (1.3%) - continued
	JBS USA, LLC
$490,000	7.250%, 6/1/2021[g]	$479,220
	Kraft Foods, Inc.
160,000	1.625%, 6/4/2015[g]	163,240
100,000	2.250%, 6/5/2017[g]	103,873
	Laboratory Corporation of America Holdings
130,000	2.200%, 8/23/2017	133,984
	Libbey Glass, Inc.
80,000	6.875%, 5/15/2020[g]	85,200
	Lorillard Tobacco Company
130,000	2.300%, 8/21/2017	131,505
	Rite Aid Corporation
410,000	7.500%, 3/1/2017	421,275
	Roche Holdings, Inc.
130,000	7.000%, 3/1/2039[g]	201,348
	SABMiller Holdings, Inc.
200,000	1.850%, 1/15/2015[g]	204,977
	Safeway, Inc.
142,000	5.000%, 8/15/2019	152,388
	Spectrum Brands Holdings, Inc.
505,000	9.500%, 6/15/2018	566,862
	Teva Pharmaceutical Finance Company BV
75,000	2.400%, 11/10/2016	78,882
	Teva Pharmaceutical Finance IV, LLC
148,000	1.700%, 11/10/2014	151,271
	Tyson Foods, Inc.
160,000	4.500%, 6/15/2022	169,600
	Valeant Pharmaceuticals International
510,000	6.875%, 12/1/2018[g]	543,788
	Watson Pharmaceuticals, Inc.
62,000	1.875%, 10/1/2017	62,845
25,000	3.250%, 10/1/2022	25,762

	Total	8,388,793

Energy (0.8%)
	Apache Corporation
191,000	1.750%, 4/15/2017	197,676
	BP Capital Markets plc
192,000	3.125%, 10/1/2015	205,196
	Concho Resources, Inc.
660,000	5.500%, 10/1/2022	691,350
	Denbury Resources, Inc.
500,000	6.375%, 8/15/2021	547,500
	EOG Resources, Inc.
130,000	2.625%, 3/15/2023	133,076
	Harvest Operations Corporation
585,000	6.875%, 10/1/2017	640,575
	Linn Energy, LLC
510,000	7.750%, 2/1/2021	544,425
	Marathon Oil Corporation
186,000	0.900%, 11/1/2015	186,658
	Marathon Petroleum Corporation
130,000	3.500%, 3/1/2016	139,290
	Phillips 66
150,000	2.950%, 5/1/2017[g]	159,980
	Pioneer Natural Resources Company
65,000	5.875%, 7/15/2016	73,838
130,000	6.650%, 3/15/2017	154,732
	SandRidge Energy, Inc.
465,000	7.500%, 2/15/2023[g]	481,275
	Suncor Energy, Inc.
114,000	6.100%, 6/1/2018	140,592
	Transocean, Inc.
65,000	5.050%, 12/15/2016	72,799
130,000	6.000%, 3/15/2018	153,156
	Valero Energy Corporation
130,000	7.500%, 4/15/2032	171,592
	Weatherford International, Ltd.
195,000	6.750%, 9/15/2040	231,604

	Total	4,925,314

Financials (2.5%)
	ABN Amro North American Holding Preferred Capital Repackage Trust I
62,000	6.523%, 12/29/2049[g,h]	62,000
	Ally Financial, Inc.
490,000	5.500%, 2/15/2017	518,505
	American Express Credit Corporation
80,000	2.375%, 3/24/2017	84,127
	American International Group, Inc.
195,000	2.375%, 8/24/2015	198,263
191,000	3.800%, 3/22/2017	206,056
	ANZ National International, Ltd. of London
197,000	3.125%, 8/10/2015[g]	206,837
	Associated Banc Corporation
65,000	1.875%, 3/12/2014	64,982
	Bank of America Corporation
275,000	7.750%, 8/15/2015	310,488
186,000	1.500%, 10/9/2015	186,212
130,000	5.750%, 8/15/2016	143,971
195,000	5.750%, 12/1/2017	225,867
130,000	5.650%, 5/1/2018	151,352
	Bank of New York Mellon Corporation
62,000	0.700%, 10/23/2015	62,018
	Bank of Nova Scotia
190,000	1.850%, 1/12/2015	195,003
	Barclays Bank plc
163,000	6.050%, 12/4/2017[g]	178,026
	BBVA US Senior SAU
186,000	4.664%, 10/9/2015	187,839
	Berkshire Hathaway, Inc.
150,000	1.600%, 5/15/2017	153,203
	BlackRock, Inc.
80,000	1.375%, 6/1/2015	81,498
	BNP Paribas SA
65,000	2.375%, 9/14/2017	65,476
	Capital One Capital V
130,000	10.250%, 8/15/2039	133,900
	Capital One Financial Corporation
190,000	2.150%, 3/23/2015	195,314
	CIT Group, Inc.
465,000	4.250%, 8/15/2017	477,000
	Citigroup, Inc.
190,000	5.850%, 7/2/2013	196,376
340,000	5.000%, 9/15/2014	359,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Financials (2.5%) - continued
$196,000	4.750%, 5/19/2015	$212,423
195,000	6.000%, 8/15/2017	229,538
	CNA Financial Corporation
227,000	7.350%, 11/15/2019	284,469
	Credit Suisse New York, NY
197,000	5.500%, 5/1/2014	210,053
	Developers Diversified Realty Corporation
262,000	7.500%, 4/1/2017	316,136
380,000	7.875%, 9/1/2020	494,209
	Discover Bank
196,000	8.700%, 11/18/2019	256,274
	Duke Realty, LP
65,000	3.875%, 10/15/2022	67,661
	Eksportfinans ASA
81,000	3.000%, 11/17/2014	80,392
120,000	5.500%, 5/25/2016	124,200
	Fifth Third Bancorp
147,000	5.450%, 1/15/2017	165,943
	General Electric Capital Corporation
191,000	2.150%, 1/9/2015	196,262
110,000	0.551%, 1/8/2016[e]	108,381
85,000	1.308%, 5/9/2016[e]	85,058
75,000	2.300%, 4/27/2017	77,473
130,000	3.150%, 9/7/2022	132,248
195,000	6.750%, 3/15/2032	259,375
	Goldman Sachs Group, Inc.
190,000	5.000%, 10/1/2014	203,616
195,000	3.700%, 8/1/2015	205,336
195,000	0.823%, 3/22/2016[e]	189,598
	Hartford Financial Services Group, Inc.
40,000	7.300%, 11/1/2015	45,708
28,000	5.500%, 10/15/2016	31,568
191,000	4.000%, 10/15/2017	207,816
	HSBC Holdings plc
148,000	4.000%, 3/30/2022	162,128
106,000	6.500%, 5/2/2036	129,783
	Icahn Enterprises, LP
90,000	8.000%, 1/15/2018[g]	96,750
490,000	8.000%, 1/15/2018	526,750
	ING Bank NV
195,000	2.000%, 9/25/2015[g]	196,586
124,000	3.750%, 3/7/2017[g]	131,302
	International Lease Finance Corporation
490,000	5.875%, 4/1/2019	519,115
	J.P. Morgan Chase & Company
190,000	4.650%, 6/1/2014	201,359
124,000	1.875%, 3/20/2015	126,363
124,000	3.450%, 3/1/2016	131,951
195,000	2.000%, 8/15/2017	197,089
	J.P. Morgan Chase Bank NA
178,000	0.729%, 6/13/2016[e]	172,300
	Liberty Mutual Group, Inc.
65,000	4.950%, 5/1/2022[g]	70,984
62,000	6.500%, 5/1/2042[g]	70,658
	Lloyds TSB Bank plc
195,000	6.500%, 9/14/2020[g]	212,433
	Morgan Stanley
130,000	4.750%, 4/1/2014	134,864
294,000	6.000%, 5/13/2014	312,343
270,000	4.750%, 3/22/2017	292,193
62,000	4.875%, 11/1/2022	62,678
	Murray Street Investment Trust I
229,000	4.647%, 3/9/2017	248,487
	Omega Healthcare Investors, Inc.
400,000	5.875%, 3/15/2024	426,000
	PNC Funding Corporation
200,000	3.300%, 3/8/2022	214,759
	Prudential Financial, Inc.
200,000	6.200%, 11/15/2040	248,867
	Realty Income Corporation
62,000	2.000%, 1/31/2018	62,529
	Regions Bank
325,000	7.500%, 5/15/2018	391,450
	Reinsurance Group of America, Inc.
62,000	5.000%, 6/1/2021	68,805
	Royal Bank of Scotland Group plc
130,000	5.050%, 1/8/2015	134,572
195,000	2.550%, 9/18/2015	199,897
	Santander US Debt SAU
170,000	3.724%, 1/20/2015[g]	170,333
	SLM Corporation
186,000	6.250%, 1/25/2016	200,889
	Societe Generale SA
130,000	5.200%, 4/15/2021[g]	142,974
	Svenska Handelsbanken AB
191,000	3.125%, 7/12/2016	202,632
	U.S. Bancorp
124,000	3.150%, 3/4/2015	131,128
75,000	1.650%, 5/15/2017	76,670
	UBS AG/Stamford, Connecticut
124,000	5.875%, 12/20/2017	146,728
	UnitedHealth Group, Inc.
62,000	0.850%, 10/15/2015	62,252
31,000	1.400%, 10/15/2017	31,200
	Wachovia Corporation
465,000	5.625%, 10/15/2016	541,398
	WEA Finance, LLC
191,000	5.700%, 10/1/2016[g]	217,689
	Wells Fargo & Company
126,000	2.100%, 5/8/2017	129,757

	Total	16,624,610

Foreign Government (<0.1%)
	Chile Government International Bond
124,000	2.250%, 10/30/2022	122,140
	Korea Finance Corporation
65,000	2.250%, 8/7/2017	65,541

	Total	187,681

Mortgage-Backed Securities (10.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
5,625,000	2.500%, 11/1/2027[c]	5,874,609
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,800,000	3.000%, 11/1/2042[c]	7,118,219

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Mortgage-Backed Securities (10.7%) - continued
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
$10,110,000	2.500%, 11/1/2027[c]	$10,580,747
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
14,130,000	3.500%, 11/1/2042[c]	15,050,657
17,102,500	4.000%, 11/1/2042[c]	18,313,035
9,527,500	5.000%, 11/1/2042[c]	10,393,907
3,000,000	5.000%, 12/1/2042[c]	3,272,813

	Total	70,603,987

Technology (0.5%)
	Amkor Technology, Inc.
505,000	6.625%, 6/1/2021	481,012
	Computer Sciences Corporation
98,000	2.500%, 9/15/2015	100,097
	Equinix, Inc.
505,000	8.125%, 3/1/2018	555,500
	First Data Corporation
490,000	7.375%, 6/15/2019[g]	507,150
	Freescale Semiconductor, Inc.
505,000	9.250%, 4/15/2018[g]	540,350
	Hewlett-Packard Company
130,000	2.125%, 9/13/2015	129,623
146,000	2.600%, 9/15/2017	142,179
	International Business Machines Corporation
150,000	0.750%, 5/11/2015	150,861
	Oracle Corporation
124,000	1.200%, 10/15/2017	124,625
62,000	2.500%, 10/15/2022	63,119
	Samsung Electronics America, Inc.
212,000	1.750%, 4/10/2017[g]	214,322
	Xerox Corporation
130,000	7.200%, 4/1/2016	150,446

	Total	3,159,284

Transportation (0.5%)
	Avis Budget Car Rental, LLC
500,000	8.250%, 1/15/2019	545,625
	Burlington Northern Santa Fe, LLC
49,000	3.050%, 9/1/2022	51,128
	Continental Airlines, Inc.
390,000	6.750%, 9/15/2015[g]	408,037
75,000	4.150%, 4/11/2024	78,525
	CSX Corporation
106,000	6.250%, 4/1/2015	119,926
	Delta Air Lines, Inc.
196,000	6.750%, 5/23/2017	200,900
33,000	4.750%, 5/7/2020	34,858
	ERAC USA Finance, LLC
124,000	1.400%, 4/15/2016[g]	125,044
	Hertz Corporation
495,000	6.750%, 4/15/2019	525,319
	Kansas City Southern de Mexico SA de CV
150,000	8.000%, 2/1/2014	166,500
	Navios Maritime Acquisition Corporation
505,000	8.625%, 11/1/2017	475,963
	Navios Maritime Holdings, Inc.
395,000	8.875%, 11/1/2017	404,875

	Total	3,136,700

U.S. Government and Agencies (1.8%)
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	724,797
1,580,000	3.000%, 5/15/2042	1,632,091
580,000	2.750%, 8/15/2042	568,219
	U.S. Treasury Notes
250,000	0.750%, 6/15/2014	251,943
2,150,000	2.500%, 4/30/2015	2,265,395
750,000	1.000%, 10/31/2016	763,359
2,600,000	0.750%, 6/30/2017	2,610,155
1,200,000	0.875%, 7/31/2019	1,183,500
1,410,000	1.625%, 8/15/2022	1,402,289
	U.S. Treasury Notes, TIPS
550,000	0.125%, 7/31/2014	548,539

	Total	11,950,287

Utilities (0.9%)
	AES Corporation
510,000	7.375%, 7/1/2021	569,925
	CenterPoint Energy, Inc.
151,000	6.850%, 6/1/2015	170,774
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
505,000	8.875%, 2/15/2018	541,612
	Energy Transfer Partners, LP
195,000	4.650%, 6/1/2021	216,572
	Enterprise Products Operating, LLC
195,000	1.250%, 8/13/2015	197,078
	Exelon Corporation
270,000	4.900%, 6/15/2015	296,849
	FirstEnergy Solutions Corporation
275,000	4.800%, 2/15/2015	297,304
	ITC Holdings Corporation
169,000	5.875%, 9/30/2016[g]	193,021
	Kinder Morgan Energy Partners, LP
130,000	5.300%, 9/15/2020	154,034
130,000	5.000%, 8/15/2042	140,867
	MarkWest Energy Partners, LP
465,000	5.500%, 2/15/2023	488,250
	MidAmerican Energy Holdings Company
130,000	6.500%, 9/15/2037	179,509
	NextEra Energy Capital Holdings, Inc.
195,000	1.200%, 6/1/2015	196,038
	NGPL PipeCo, LLC
495,000	9.625%, 6/1/2019[g]	569,250
	NiSource Finance Corporation
195,000	5.950%, 6/15/2041	236,845
	NRG Energy, Inc.
430,000	6.625%, 3/15/2023[g]	442,900
	ONEOK Partners, LP
65,000	2.000%, 10/1/2017	66,329
84,000	8.625%, 3/1/2019	111,671

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Utilities (0.9%) - continued
	Pacific Gas & Electric Company
$191,000	5.625%, 11/30/2017	$232,709
	PPL Capital Funding, Inc.
62,000	3.500%, 12/1/2022	63,663
	Sempra Energy
191,000	6.150%, 6/15/2018	235,552
	Williams Partners, LP
65,000	7.250%, 2/1/2017	79,946
65,000	5.250%, 3/15/2020	76,537

	Total	5,757,235

	Total Long-Term Fixed Income (cost $169,255,931)	172,724,878

Shares	Common Stock (11.1%)	Value
Consumer Discretionary (1.6%)
2,400	Amazon.com, Inc.[d]	558,768
1,275	AutoZone, Inc.[d]	478,125
3,590	CBS Corporation	116,316
1,800	Charter Communications, Inc.[d]	139,338
1,900	Cheesecake Factory, Inc.	62,814
4,500	Children’s Place Retail Stores, Inc.[d]	262,935
48,200	Comcast Corporation	1,807,982
9,198	Delphi Automotive plc[d]	289,185
2,700	DISH Network Corporation	96,201
2,290	Dollar Tree, Inc.[d]	91,302
9,200	Expedia, Inc.	544,180
8,454	Foot Locker, Inc.	283,209
8,200	GNC Holdings, Inc.	317,094
1,740	Harley-Davidson, Inc.	81,362
6,000	Home Depot, Inc.	368,280
30,408	Las Vegas Sands Corporation	1,412,148
5,140	Life Time Fitness, Inc.[d]	230,735
15,770	Lowe’s Companies, Inc.	510,633
6,800	Meredith Corporation	227,596
12,720	News Corporation	309,859
6,400	NIKE, Inc.	584,832
2,100	Omnicom Group, Inc.	100,611
4,900	O’Reilly Automotive, Inc.[d]	419,832
428	Panera Bread Company[d]	72,178
1,900	Penn National Gaming, Inc.[d]	76,817
900	PetSmart, Inc.	59,751
15,949	Pier 1 Imports, Inc.	325,360
12,300	Sally Beauty Holdings, Inc.[d]	296,184
2,700	Tempur-Pedic International, Inc.[d]	71,388
3,630	Time Warner Cable, Inc.	359,769
2,700	Toll Brothers, Inc.[d]	89,127
3,801	WMS Industries, Inc.[d]	62,450

	Total	10,706,361

Consumer Staples (0.8%)
5,238	Anheuser-Busch InBev NV ADR	438,944
5,118	Annie’s, Inc.[d]	202,161
4,050	British American Tobacco plc ADR	402,408
6,650	CVS Caremark Corporation	308,560
1,970	Diageo plc ADR	225,053
5,812	Ingredion, Inc.	357,206
2,290	Kimberly-Clark Corporation	191,101
3,363	Kraft Foods Group, Inc.[d]	152,949
42,691	Mondelez International, Inc.	1,133,019
6,700	Nestle SA	425,371
12,833	Philip Morris International, Inc.	1,136,490
1,902	TreeHouse Foods, Inc.[d]	101,852
5,230	Unilever NV ADR	191,889

	Total	5,267,003

Energy (0.9%)
11,119	Alpha Natural Resources, Inc.[d]	95,290
11,220	BP plc ADR	481,226
3,000	Chevron Corporation	330,630
12,500	Consol Energy, Inc.	439,500
1,700	Ensco plc	98,294
6,243	EOG Resources, Inc.	727,247
5,350	EQT Corporation	324,370
6,000	Helix Energy Solutions Group, Inc.[d]	103,740
26,730	Marathon Oil Corporation	803,504
17,700	Marathon Petroleum Corporation	972,261
1,140	Oasis Petroleum, Inc.[d]	33,482
13,650	Petroleum Geo-Services ASA	235,865
7,670	Schlumberger, Ltd.	533,295
2,900	Southwestern Energy Company[d]	100,630
9,391	Swift Energy Company[d]	156,924
50,500	Weatherford International, Ltd.[d]	570,650

	Total	6,006,908

Financials (1.6%)
3,780	ACE, Ltd.	297,297
2,376	Affiliated Managers Group, Inc.[d]	300,564
700	Allied World Assurance Company Holdings AG	56,210
4,580	Allstate Corporation	183,108
2,600	American Assets Trust, Inc.	70,642
1,700	American Campus Communities, Inc.	77,027
7,400	Ameriprise Financial, Inc.	431,938
2,000	Aspen Insurance Holdings, Ltd.	64,700
2,100	Axis Capital Holdings, Ltd.	76,062
36,750	Bank of America Corporation	342,510
3,800	BioMed Realty Trust, Inc.	72,656
2,550	Capital One Financial Corporation	153,433
5,900	CBL & Associates Properties, Inc.	131,983
28,940	Citigroup, Inc.	1,082,067
7,000	CME Group, Inc.	391,510
10,900	DCT Industrial Trust, Inc.	70,305
3,100	Douglas Emmett, Inc.	72,695
7,355	Duke Realty Corporation	106,500
1,800	Endurance Specialty Holdings, Ltd.	72,990
1,100	Equity Lifestyle Properties, Inc.	74,063
2,100	Extra Space Storage, Inc.	72,429
1,540	Goldman Sachs Group, Inc.	188,481
8,180	HCC Insurance Holdings, Inc.	291,535
2,100	Highwoods Properties, Inc.	67,725
9,439	Host Hotels & Resorts, Inc.	136,488
15,600	Huntington Bancshares, Inc.	99,684
7,880	Invesco, Ltd.	191,642
1,500	iShares Russell 2000 Index Fund	121,860
29,013	J.P. Morgan Chase & Company	1,209,262
17,100	KKR & Company, LP	257,355
2,873	Lazard, Ltd.	84,639
1,000	M&T Bank Corporation	104,100
14,530	MetLife, Inc.	515,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (11.1%)	Value
Financials (1.6%) - continued
4,400	NASDAQ OMX Group, Inc.	$104,764
2,100	Northern Trust Corporation	100,338
7,200	Och-Ziff Capital Management Group, LLC	72,072
3,000	Pebblebrook Hotel Trust	63,660
15,953	Popular, Inc.[d]	308,371
700	ProAssurance Corporation	62,580
9,210	State Street Corporation	410,490
8,350	SVB Financial Group[d]	472,526
843	Taubman Centers, Inc.	66,218
3,000	Tower Group, Inc.	54,060
2,946	W.R. Berkley Corporation	114,570
22,880	Wells Fargo & Company	770,827
20,330	Zions Bancorporation	436,485

	Total	10,506,091

Health Care (1.7%)
7,800	Abbott Laboratories	511,056
800	Alexion Pharmaceuticals, Inc.[d]	72,304
6,700	Align Technology, Inc.[d]	178,086
12,990	Baxter International, Inc.	813,564
4,400	Biogen Idec, Inc.[d]	608,168
28,600	Bristol-Myers Squibb Company	950,950
892	C.R. Bard, Inc.	85,801
11,270	Covidien plc	619,287
10,700	Endo Pharmaceutical Holdings, Inc.[d]	306,662
2,598	HeartWare International, Inc.[d]	218,180
9,400	Humana, Inc.	698,138
1,800	Illumina, Inc.[d]	85,518
2,900	Medicines Company[d]	63,568
26,450	Merck & Company, Inc.	1,206,913
46,767	Pfizer, Inc.	1,163,095
8,950	Sanofi ADR	392,458
5,100	Shire Pharmaceuticals Group plc ADR	430,389
3,700	Thoratec Corporation[d]	132,090
4,601	United Therapeutics Corporation[d]	210,128
30,570	UnitedHealth Group, Inc.	1,711,920
14,800	VIVUS, Inc.[d]	220,520
800	Waters Corporation[d]	65,448
1,537	Zimmer Holdings, Inc.	98,691

	Total	10,842,934

Industrials (1.4%)
5,200	3M Company	455,520
9,300	Actuant Corporation	262,632
5,400	ADT Corporation[d]	224,154
3,678	CSX Corporation	75,289
9,251	EMCOR Group, Inc.	297,512
1,900	FedEx Corporation	174,781
600	Flowserve Corporation	81,294
6,300	GATX Corporation	261,198
6,244	General Electric Company	131,499
9,040	HNI Corporation	248,781
13,289	Honeywell International, Inc.	813,818
17,510	Jacobs Engineering Group, Inc.[d]	675,711
5,100	Landstar System, Inc.	258,315
3,300	Lockheed Martin Corporation	309,111
26,805	Manitowoc Company, Inc.	381,971
7,600	Manpower, Inc.	288,344
7,100	McDermott International, Inc.[d]	76,041
4,804	Oshkosh Corporation[d]	144,024
8,077	Parker Hannifin Corporation	635,337
1,727	Pentair, Ltd.	72,948
38,500	Pitney Bowes, Inc.	552,860
8,200	Southwest Airlines Company	72,324
1,840	SPX Corporation	126,206
15,900	Tyco International, Ltd.	427,233
11,000	United Parcel Service, Inc.	805,750
15,437	United Technologies Corporation	1,206,556
7,900	Woodward, Inc.	264,650

	Total	9,323,859

Information Technology (2.3%)
2,700	Akamai Technologies, Inc.[d]	102,573
1,400	Alliance Data Systems Corporation[d]	200,270
4,767	Apple, Inc.	2,836,842
10,400	Aruba Networks, Inc.[d]	188,968
45,100	Atmel Corporation[d]	210,392
7,500	Cavium, Inc.[d]	248,850
6,200	Citrix Systems, Inc.[d]	383,222
5,830	Cognizant Technology Solutions Corporation[d]	388,569
5,877	CoreLogic, Inc.[d]	139,873
12,375	eBay, Inc.[d]	597,589
1,332	Google, Inc.[d]	905,454
7,800	Informatica Corporation[d]	211,692
25,800	Intel Corporation	557,925
4,300	International Business Machines Corporation	836,479
2,349	Itron, Inc.[d]	96,450
5,004	Juniper Networks, Inc.[d]	82,916
900	MasterCard, Inc.	414,837
53,494	Microsoft Corporation	1,526,451
22,460	NetApp, Inc.[d]	604,174
9,052	NVIDIA Corporation[d]	108,352
42,270	Oracle Corporation	1,312,483
6,614	Plantronics, Inc.	214,558
8,300	QUALCOMM, Inc.	486,173
28,302	Teradyne, Inc.[d]	413,775
25,850	Texas Instruments, Inc.	726,126
7,871	TIBCO Software, Inc.[d]	198,428
8,400	VeriFone Systems, Inc.[d]	248,976
24,500	Vishay Intertechnology, Inc.[d]	202,860
39	Workday, Inc.[d]	1,892
12,557	Xilinx, Inc.	411,367
4,600	Yahoo!, Inc.[d]	77,326

	Total	14,935,842

Materials (0.4%)
29,000	AK Steel Holding Corporation	146,160
4,400	Buckeye Technologies, Inc.	115,280
4,200	CF Industries Holdings, Inc.	861,798
2,900	Eagle Materials, Inc.	153,613
11,451	Freeport-McMoRan Copper & Gold, Inc.	445,215
4,500	H.B. Fuller Company	136,800
3,322	PPG Industries, Inc.	388,940
2,557	Sigma-Aldrich Corporation	179,348
2,348	Silgan Holdings, Inc.	101,692
8,515	Steel Dynamics, Inc.	107,715
8,500	SunCoke Energy, Inc.[d]	136,595
4,150	United States Steel Corporation	84,618

	Total	2,857,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (11.1%)	Value
Telecommunications Services (0.1%)
7,213	Verizon Communications, Inc.	$321,988
21,000	Windstream Corporation	200,340

	Total	522,328

Utilities (0.3%)
5,900	CMS Energy Corporation	143,488
13,700	NiSource, Inc.	348,939
8,204	NV Energy, Inc.	155,958
12,740	PG&E Corporation	541,705
11,300	PNM Resources, Inc.	250,408
2,700	Public Service Enterprise Group, Inc.	86,508
8,400	Southern Company	393,456
5,332	Southwest Gas Corporation	231,782

	Total	2,152,244

	Total Common Stock (cost $66,654,903)	73,121,344

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
3,400	U.S. Bancorp, 6.000%[h]	97,580

	Total	97,580

	Total Preferred Stock (cost $85,000)	97,580

Shares	Collateral Held for Securities Loaned (0.3%)	Value
2,059,172	Thrivent Financial Securities Lending Trust	2,059,172

	Total Collateral Held for Securities Loaned (cost $2,059,172)	2,059,172

Shares or Principal Amount	Short-Term Investments (15.9%)	Value
	Federal Home Loan Bank Discount Notes
3,000,000	0.125%, 12/21/2012[i]	2,999,479
10,000,000	0.122%, 1/9/2013[i]	9,997,662
	Federal National Mortgage Association Discount Notes
10,000,000	0.120%, 11/21/2012[i]	9,999,333
65,969,481	Thrivent Financial Securities Lending Trust	65,969,481
	U.S. Treasury Bills
15,000,000	0.115%, 11/8/2012[i,j]	14,999,665
1,100,000	0.125%, 1/17/2013[i,j]	1,099,706

	Total Short-Term Investments (at amortized cost)	105,065,326

	Total Investments (cost $699,927,969) 111.3%	$735,539,296

	Other Assets and Liabilities, Net (11.3%)	(74,594,778)

	Total Net Assets 100.0%	$660,944,518

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
f	All or a portion of the security is on loan.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $14,224,892 or 2.2% of total net assets.

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At October 31, 2012, $3,099,661 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$37,066,027
Gross unrealized depreciation	(5,350,224)

Net unrealized appreciation (depreciation)	$31,715,803

Cost for federal income tax purposes	$703,823,493

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,059,919	–	2,059,919	–
Capital Goods	833,502	–	833,502	–
Communications Services	5,894,776	–	5,894,776	–
Consumer Cyclical	1,848,438	–	1,848,438	–
Consumer Non-Cyclical	3,302,494	–	3,302,494	–
Energy	552,900	–	552,900	–
Financials	934,266	–	934,266	–
Technology	1,610,272	–	1,610,272	–
Transportation	253,462	–	253,462	–
Utilities	1,085,374	–	1,085,374	–

Mutual Funds
Equity Mutual Funds	138,456,904	138,456,904	–	–
Fixed Income Mutual Funds	225,638,689	225,638,689	–	–

Long-Term Fixed Income
Asset-Backed Securities	1,785,408	–	1,785,408	–
Basic Materials	3,472,389	–	3,472,389	–
Capital Goods	4,118,369	–	4,118,369	–
Collateralized Mortgage Obligations	9,176,574	–	9,176,574	–
Commercial Mortgage-Backed Securities	13,459,872	–	13,459,872	–
Communications Services	10,414,961	–	10,414,961	–
Consumer Cyclical	5,563,414	–	5,563,414	–
Consumer Non-Cyclical	8,388,793	–	8,388,793	–
Energy	4,925,314	–	4,925,314	–
Financials	16,624,610	–	16,624,610	–
Foreign Government	187,681	–	187,681	–
Mortgage-Backed Securities	70,603,987	–	70,603,987	–
Technology	3,159,284	–	3,159,284	–
Transportation	3,136,700	–	3,136,700	–
U.S. Government and Agencies	11,950,287	–	11,950,287	–
Utilities	5,757,235	–	5,757,235	–

Common Stock
Consumer Discretionary	10,706,361	10,706,361	–	–
Consumer Staples	5,267,003	4,841,632	425,371	–
Energy	6,006,908	5,771,043	235,865	–
Financials	10,506,091	10,506,091	–	–
Health Care	10,842,934	10,842,934	–	–
Industrials	9,323,859	9,323,859	–	–
Information Technology	14,935,842	14,935,842	–	–
Materials	2,857,774	2,857,774	–	–
Telecommunications Services	522,328	522,328	–	–
Utilities	2,152,244	2,152,244	–	–

Preferred Stock
Financials	97,580	97,580	–	–
Collateral Held for Securities Loaned	2,059,172	2,059,172	–	–
Short-Term Investments	105,065,326	65,969,481	39,095,845	–

Total	$735,539,296	$504,681,934	$230,857,362	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	621,147	621,147	–	–

Total Asset Derivatives	$621,147	$621,147	$–	$–

Liability Derivatives
Futures Contracts	935,932	935,932	–	–
Foreign Currency Forward Contracts	21	–	21	–

Total Liability Derivatives	$935,953	$935,932	$21	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(80)	December 2012	($17,633,506)	($17,626,250)	$7,256
5-Yr. U.S. Treasury Bond Futures	(75)	December 2012	(9,331,412)	(9,318,750)	12,662
10-Yr. U.S. Treasury Bond Futures	130	December 2012	17,275,162	17,294,063	18,901
20-Yr U.S. Treasury Bond Futures	170	December 2012	25,458,019	25,383,125	(74,894)
Eurex EURO STOXX 50 Futures	212	December 2012	7,075,192	6,880,548	(194,644)
Russell 2000 Index Mini-Futures	(52)	December 2012	(4,478,900)	(4,244,760)	234,140
S&P 400 Index Mini Futures	(75)	December 2012	(7,683,938)	(7,335,750)	348,188
S&P 500 Index Futures	51	December 2012	18,603,094	17,936,700	(666,394)
Total Futures Contracts					($314,785)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Euro	SSB	38,160	11/1/2012	$49,440	$49,461	($21)
Total Sales				$49,440	$49,461	($21)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($21)

Counterparty
SSB	-	State Street Bank

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$582,328
Total Equity Contracts		582,328

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	38,819
Total Interest Rate Contracts		38,819
Total Asset Derivatives		$621,147

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	861,038
Total Equity Contracts		861,038

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	74,894
Total Interest Rate Contracts		74,894

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	21
Total Foreign Exchange Contracts		21
Total Liability Derivatives		$935,953

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,848,174

Total Interest Rate Contracts		2,848,174

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,951,234

Total Equity Contracts		3,951,234

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	702

Total Foreign Exchange Contracts		702

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	717,552

Total Credit Contracts		717,552

Total		$7,517,662

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,992,891)

Total Equity Contracts		(2,992,891)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,514)

Total Interest Rate Contracts		(2,514)

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(21)
Total Foreign Exchange Contracts		(21)

Total		($2,995,426)

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$31,988,392	5.2%	N/A	N/A	N/A	N/A
Interest Rate Contracts	75,943,361	12.2	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$3,165	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$3,916,361	0.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Natural Resources	$10,592,836	$1,615,296	$–	1,197,141	$10,774,267	$15,296
Partner Small Cap Value	9,349,338	160,413	–	626,155	10,519,404	62,014
Small Cap Stock	2,510,694	–	–	167,827	2,700,338	–
Partner Mid Cap Value	12,555,806	101,172	–	1,091,303	14,034,157	101,172
Mid Cap Stock	6,576,068	–	–	426,187	7,087,492	–
Partner Worldwide Allocation	36,234,910	379,858	–	4,393,476	38,618,651	379,858
Large Cap Growth	12,695,989	842	–	2,404,707	14,211,821	842
Large Cap Value	30,526,644	586,865	–	2,386,109	35,218,971	586,865
Large Cap Stock	633,535	7,733	–	29,860	711,277	7,733
Equity Income Plus	4,119,606	94,205	–	476,642	4,580,526	94,214
High Yield	22,643,063	1,714,537	904,078	4,963,219	24,865,728	1,689,645
Income	78,667,958	3,059,178	9,750,604	8,223,259	77,051,939	3,000,635
Government Bond	12,115,144	446,039	361,631	1,141,646	12,284,114	165,214
Limited Maturity Bond	173,653,196	2,597,370	67,392,521	8,830,183	111,436,908	2,583,319
Securities Lending Trust- Collateral Investment	–	20,893,512	18,834,340	2,059,172	2,059,172	2,202
Securities Lending Trust- Short Term Investment	–	78,367,855	12,398,374	65,969,481	65,969,481	104,196
Total Value and Income Earned	412,874,787				432,124,246	8,793,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (95.4%)	Value
Bermuda (2.3%)
373,000	Pacific Basin Shipping, Ltd.	$199,078
14,542	VimpelCom, Ltd.	160,253

	Total	359,331

Brazil (7.6%)
23,400	All America Latina Logistica SA	106,455
19,633	Autometal SA	164,329
10,700	Banco do Estado do Rio Grande do Sul SA	84,555
17,200	Cia Paranaense de Energia	254,056
9,400	Cyrela Brazil Realty SA Empreendimentos e Participacoes	79,697
40,800	Embraer SA	285,251
13,100	Even Construtora e Incorporadora SA	52,244
200	Porto Seguro SA	2,127
17,800	Sul America SA	140,223

	Total	1,168,937

Chile (3.2%)
7,004	Cia Cervecerias Unidas SA	496,794

	Total	496,794

China (8.9%)
436,000	China Petroleum & Chemical Corporation	459,490
130,000	Dongfeng Motor Group Company, Ltd.	160,784
362,000	PetroChina Company, Ltd.	491,204
172,000	Yanzhou Coal Mining Company, Ltd.	256,388

	Total	1,367,866

Colombia (2.2%)
21,853	Bancolombia SA	341,914

	Total	341,914

Czech Republic (1.5%)
1,118	Komercni Banka AS	228,777

	Total	228,777

Egypt (0.7%)
65,653	Ezz Steel	110,642

	Total	110,642

Hong Kong (6.2%)
52,000	China Mobile, Ltd.	576,771
44,000	China Overseas Land & Investment, Ltd.	114,569
205,000	Sinotruk Hong Kong, Ltd.	117,324
40,000	Weichai Power Company, Ltd.	141,016

	Total	949,680

Hungary (1.0%)
2,004	EGIS Pharmaceuticals plc	161,276

	Total	161,276

India (2.6%)
2,925	ICICI Bank, Ltd. ADR	114,806
9,525	Reliance Industries, Ltd.[a]	283,326

	Total	398,132

Indonesia (3.1%)
24,500	Indo Tambangraya Megah Tbk PT	103,170
17,537	PT Bank Rakyat Indonesia (Persero) Tbk	269,877
7,959	Vale Indonesia Tbk PT	111,865

	Total	484,912

Lebanon (0.5%)
5,946	Solidere	74,325

	Total	74,325

Luxembourg (1.5%)
10,923	Ternium SA ADR	224,249

	Total	224,249

Malaysia (2.9%)
104,600	Genting Berhad	303,104
50,400	Malayan Banking Berhad	149,095

	Total	452,199

Mexico (1.8%)
118,100	America Movil SAB de CV	149,812
55,000	Kimberly-Clark de Mexico SAB de CV	133,321

	Total	283,133

Panama (1.3%)
2,211	Copa Holdings SA	205,225

	Total	205,225

Philippines (0.6%)
3,340	Globe Telecom, Inc.	92,305

	Total	92,305

Poland (4.3%)
8,208	Bank Handlowy w Warszawie SA	239,526
4,144	Bank Pekao SA	199,061
21,926	Grupa Lotos SAb	231,675

	Total	670,262

Russia (5.3%)
66,573	Gazprom OAO	608,477
3,311	Novolipetsk Steel OJSC	62,729
12,220	Sberbank of Russia	142,363

	Total	813,569

South Africa (8.2%)
20,976	ABSA Group, Ltd.	336,307
36,863	Aveng, Ltd.	131,541
11,325	Impala Platinum Holdings, Ltd.	204,183
21,225	MTN Group, Ltd.	383,524
53,646	PPC, Ltd.	179,363
3,192	Reunert, Ltd.	28,110

	Total	1,263,028

South Korea (10.4%)
1,400	Hyundai Heavy Industries Company, Ltd.	293,385
944	Hyundai Mobis	239,913
19,680	LG Uplus Corporation	125,681
1,912	POSCO ADR	149,863
3,440	Samsung Heavy Industries Company, Ltd.	104,984

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (95.4%)	Value
South Korea (10.4%) - continued
11,766	Shinhan Financial Group Company, Ltd.	$403,838
1,494	Shinsegae Company, Ltd.	266,965

	Total	1,584,629

Taiwan (6.9%)
396,000	Compal Electronics, Inc.	249,091
112,000	Novatek Microelectronics Corporation	421,223
66,000	Taiwan Fertilizer Company, Ltd.	157,074
7,995	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	127,121
379,000	Walsin Lihwa Corporation[b]	103,618

	Total	1,058,127

Thailand (3.3%)
18,900	Advanced Info Service pcl	121,421
24,600	Kasikornbank pcl	143,045
114,000	Thai Oil pcl	246,969

	Total	511,435

Turkey (0.6%)
8,807	Ford Otomotiv Sanayi AS	90,339

	Total	90,339

United Kingdom (1.1%)
14,593	Hikma Pharmaceuticals plc	174,290

	Total	174,290

United States (7.4%)
13,880	iShares MSCI Emerging Markets Index Fund	570,607
13,610	Vanguard MSCI Emerging Markets ETF	564,679

	Total	1,135,286

	Total Common Stock (cost $14,453,259)	14,700,662

Shares	Preferred Stock (2.2%)	Value
Brazil (2.2%)
19,200	Vale SA	343,625

	Total	343,625

	Total Preferred Stock (cost $324,694)	343,625

Shares or Principal Amount	Short-Term Investments (0.8%)	Value
124,811	Thrivent Financial Securities Lending Trust	124,811

	Total Short-Term Investments (at amortized cost)	124,811

	Total Investments (cost $14,902,764) 98.4%	$15,169,098

	Other Assets and Liabilities, Net 1.6%	245,536

	Total Net Assets 100.0%	$15,414,634

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $283,326 or 1.8% of total net assets.

b	Non-income producing security.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$733,325
Gross unrealized depreciation	(466,991)

Net unrealized appreciation (depreciation)	$266,334

Cost for federal income tax purposes	$14,902,764

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	872,743	–	872,743	–
Consumer Discretionary	1,498,391	–	1,498,391	–
Consumer Staples	736,570	496,794	239,776	–
Energy	2,680,699	608,477	2,072,222	–
Financials	4,005,125	1,662,332	2,342,793	–
Health Care	335,566	–	335,566	–
Industrials	1,832,176	205,225	1,626,951	–
Information Technology	548,344	127,121	421,223	–
Materials	1,199,968	485,977	713,991	–
Telecommunications Services	737,024	160,253	576,771	–
Utilities	254,056	–	254,056	–

Preferred Stock
Materials	343,625	–	343,625	–
Short-Term Investments	124,811	124,811	–	–

Total	$15,169,098	$3,870,990	$11,298,108	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Foreign Currency Forward Contracts	17	–	17	–

Total Asset Derivatives	$17	$–	$17	$–

Liability Derivatives
Foreign Currency Forward Contracts	32	–	32	–

Total Liability Derivatives	$32	$–	$32	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Indonesian Rupiah	SSB	63,970,292	11/1/2012	$6,643	$6,660	$17

Total Purchases				$6,643	$6,660	$17

Sales
Brazilian Real	SSB	16,836	11/1/2012	$8,272	$8,289	($17)
South African Rand	RBS	55,507	11/1/2012 -11/2/2012	6,387	6,402	(15)

Total Sales				$14,659	$14,691	($32)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($15)

Counterparty
SSB	-	State Street Bank
RBS	-	The Royal Bank of Scotland

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Partner Emerging Markets Equity Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	17
Total Foreign Exchange Contracts		17
Total Asset Derivatives		$17

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	32
Total Foreign Exchange Contracts		32
Total Liability Derivatives		$32

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Partner Emerging Markets Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	26,206

Total Foreign Exchange Contracts		26,206

Total		$26,206

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Partner Emerging Markets Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(15)

Total Foreign Exchange Contracts		(15)

Total		($15)

The following table presents Partner Emerging Markets Equity Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$131,724	0.8%

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value August 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned August 31, 2012 - October 31, 2012
Securities Lending Trust-Short Term Investment	$–	$220,290	$95,479	124,811	$124,811	$12
Total Value and Income Earned	–				124,811	12

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (96.8%)	Value
Consumer Discretionary (17.5%)
27,860	Aeropostale, Inc.[a]	$332,927
10,670	Ann, Inc.[a]	375,157
4,020	Arctic Cat, Inc.[a]	145,805
22,320	BJ’s Restaurants, Inc.[a]	737,676
45,310	Brunswick Corporation	1,068,863
4,050	Buffalo Wild Wings, Inc.[a]	307,598
6,320	Children’s Place Retail Stores, Inc.[a]	369,278
9,440	Cracker Barrel Old Country Store, Inc.	600,856
14,870	DSW, Inc.	930,713
19,790	Five Below, Inc.[a,b]	655,841
15,940	Hibbett Sports, Inc.[a]	860,601
39,220	HomeAway, Inc.[a,b]	1,008,346
36,800	Imax Corporation[a,b]	831,312
34,270	Meritage Homes Corporation[a]	1,267,305
6,690	Oxford Industries, Inc.	371,161
5,640	Red Robin Gourmet Burgers, Inc.[a]	188,376
6,230	Rue21, Inc.[a]	187,585
11,570	Select Comfort Corporation[a]	321,993
89,980	SHFL entertainment, Inc.[a]	1,271,417
36,280	Shutterfly, Inc.[a]	1,097,833
48,700	Sonic Automotive, Inc.	944,780
29,060	Sotheby’s Holdings, Inc.	904,638
18,610	Stamps.com, Inc.[a]	512,147
25,395	Steven Madden, Ltd.[a]	1,089,953
33,900	Tenneco, Inc.[a]	1,035,645
50,130	Texas Roadhouse, Inc.	816,116
4,400	Ulta Salon Cosmetics & Fragrance, Inc.	405,768
14,630	Vail Resorts, Inc.	830,692
30,900	Vera Bradley, Inc.[a,b]	921,129
32,360	Vitamin Shoppe, Inc.[a]	1,852,286
33,860	Zumiez, Inc.[a,b]	856,997

	Total	23,100,794

Consumer Staples (4.0%)
43,180	B&G Foods, Inc.	1,307,059
1,180	Boston Beer Company, Inc.[a,b]	126,944
12,580	Hain Celestial Group, Inc.[a]	727,124
33,360	Susser Holdings Corporation[a]	1,198,958
4,680	TreeHouse Foods, Inc.[a]	250,614
32,450	United Natural Foods, Inc.[a]	1,727,638

	Total	5,338,337

Energy (5.7%)
6,490	Bonanza Creek Energy, Inc.[a]	160,757
33,230	Carrizo Oil & Gas, Inc.[a]	891,229
48,020	Comstock Resources, Inc.[a]	822,102
12,220	Diamondback Energy, Inc.[a]	208,107
16,960	Dril-Quip, Inc.[a]	1,174,650
29,160	Energy XXI, Ltd.	965,196
30,300	Gulfport Energy Corporation[a]	1,005,354
9,323	Halcon Resources Corporation[a]	60,320
103,370	Kodiak Oil & Gas Corporation[a]	955,139
2,220	Lufkin Industries, Inc.	111,022
27,950	Rex Energy Corporation[a]	370,058
35,540	Stone Energy Corporation[a]	838,388

	Total	7,562,322

Financials (8.1%)
33,770	Alterra Capital Holdings, Ltd.	825,001
27,650	Bank of the Ozarks, Inc.	905,261
46,290	Colonial Properties Trust	1,001,253
126,960	Education Realty Trust, Inc.	1,336,889
47,940	Equity One, Inc.	1,001,946
27,860	Highwoods Properties, Inc.	898,485
7,370	Home Loan Servicing Solutions, Ltd.	142,978
16,980	MarketAxess Holdings, Inc.	530,455
8,130	ProAssurance Corporation	726,822
6,920	Sovran Self Storage, Inc.	399,976
6,850	Sun Communities, Inc.	287,563
23,510	Texas Capital Bancshares, Inc.[a]	1,116,020
12,180	Umpqua Holdings Corporation	147,256
16,540	Walter Investment Management Corporation[a]	799,378
15,630	Zillow, Inc.[a,b]	583,937

	Total	10,703,220

Health Care (17.1%)
41,540	Acadia Healthcare Company, Inc.[a]	854,478
23,130	Affymax, Inc.[a]	527,133
12,390	Air Methods Corporation[a]	1,358,316
101,820	Akorn, Inc.[a]	1,222,858
39,780	Align Technology, Inc.[a]	1,057,352
5,590	Analogic Corporation	411,759
19,200	ArthroCare Corporation[a]	577,536
49,610	Bruker Corporation[a]	599,785
20,474	Catamaran Corporation[a]	965,554
5,150	Computer Programs and Systems, Inc.	251,372
28,360	Cubist Pharmaceuticals, Inc.[a]	1,216,644
8,570	Cyberonics, Inc.[a]	396,362
47,330	Endologix, Inc.[a]	637,062
110,940	Health Management Associates, Inc.[a]	809,862
32,000	Incyte Corporation[a,b]	510,720
37,640	Integra LifeSciences Holdings Corporation[a]	1,439,730
13,100	Molina Healthcare, Inc.[a]	328,417
10,800	Onyx Pharmaceuticals, Inc.[a]	846,288
5,890	Orthofix International NVa	233,597
37,630	PAREXEL International Corporation[a]	1,154,865
14,420	Pharmacyclics, Inc.[a,b]	880,629
35,260	PSS World Medical, Inc.[a]	1,009,141
3,740	QLT, Inc.[a]	28,125
17,760	Sirona Dental Systems, Inc.[a]	1,016,938
12,890	Synageva BioPharma Corporation[a]	544,989
26,540	Team Health Holdings, Inc.[a]	706,229
23,540	Teleflex, Inc.	1,599,543
15,140	Wellcare Health Plans, Inc.[a]	720,664
12,280	West Pharmaceutical Services, Inc.	661,524

	Total	22,567,472

Industrials (16.0%)
16,360	Alaska Air Group, Inc.[a]	625,606
77,860	Avis Budget Group, Inc.[a]	1,287,026
30,840	Belden, Inc.	1,104,072
20,550	Chart Industries, Inc.[a]	1,454,735
17,490	Clean Harbors, Inc.[a]	1,020,541
28,140	Colfax Corporation[a]	967,735
16,240	Copa Holdings SA	1,507,397
9,160	EnPro Industries, Inc.[a]	334,890
5,790	ESCO Technologies, Inc.	216,778

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (96.8%)	Value
Industrials (16.0%) - continued
18,280	Genesee & Wyoming, Inc.[a]	$1,324,752
35,430	Healthcare Services Group, Inc.	846,777
54,970	Hexcel Corporation[a]	1,405,033
21,440	Huron Consulting Group, Inc.[a]	618,544
6,830	Kforce, Inc.[a]	76,154
5,540	Middleby Corporation[a]	692,223
40,990	Old Dominion Freight Line, Inc.[a]	1,374,805
13,680	On Assignment, Inc.[a]	261,014
2,480	RBC Bearings, Inc.[a]	123,157
26,960	Thermon Group Holdings, Inc.[a]	669,686
59,240	Titan International, Inc.[b]	1,242,855
10,230	Triumph Group, Inc.	669,247
39,920	TrueBlue, Inc.[a]	520,956
78,540	US Airways Group, Inc.[a,b]	956,617
30,350	USG Corporation[a,b]	810,648
30,610	Woodward, Inc.	1,025,435

	Total	21,136,683

Information Technology (22.7%)
33,330	Allot Communications, Ltd.[a]	778,589
4,920	ANSYS, Inc.[a]	348,730
28,630	Aspen Technology, Inc.[a]	709,451
3,280	Blucora, Inc.[a]	57,564
7,790	Bottomline Technologies, Inc.[a]	182,286
29,970	Broadsoft, Inc.[a,b]	1,145,453
47,630	Cardtronics, Inc.[a]	1,353,168
40,060	Cavium, Inc.[a,b]	1,329,191
59,440	Ciena Corporation[a,b]	737,650
38,530	Cirrus Logic, Inc.[a]	1,570,483
26,240	Cognex Corporation	956,710
4,580	Coherent, Inc.[a]	209,077
19,850	CommVault Systems, Inc.[a]	1,240,029
22,970	Cornerstone OnDemand, Inc.[a]	642,930
15,820	Electronics for Imaging, Inc.[a]	274,635
4,960	Ellie Mae, Inc.[a]	124,000
58,540	Finisar Corporation[a,b]	674,381
29,050	Fusion-io, Inc.[a,b]	685,580
21,410	GSI Group, Inc.[a]	166,356
27,120	Guidewire Software, Inc.[a]	830,957
42,450	Heartland Payment Systems, Inc.	1,107,096
7,880	Imperva, Inc.[a]	248,456
1,510	Infoblox, Inc.[a]	25,081
13,650	IPG Photonics Corporation[a,b]	724,542
14,310	Manhattan Associates, Inc.[a]	858,600
25,960	MAXIMUS, Inc.	1,432,473
44,890	Monolithic Power Systems, Inc.[a]	872,213
4,270	NETGEAR, Inc.[a]	151,628
36,130	NetScout Systems, Inc.[a]	893,495
20,770	OSI Systems, Inc.[a]	1,646,022
19,550	Plexus Corporation[a]	526,090
23,370	Power Integrations, Inc.	691,285
7,120	Procera Networks, Inc.[a]	161,268
26,090	QLIK Technologies, Inc.[a]	480,317
2,610	Radware, Inc.[a]	85,608
40,740	Semtech Corporation[a]	1,017,278
23,200	Sourcefire, Inc.[a]	992,728
11,510	Stratasys, Inc.[a,b]	767,372
9,170	Synchronoss Technologies, Inc.[a]	187,893
53,260	Teradyne, Inc.[a]	778,661
7,190	Tyler Technologies, Inc.[a]	343,754
9,710	Ultimate Software Group, Inc.[a]	984,206
34,380	Ultratech, Inc.[a]	1,062,686

	Total	30,055,972

Materials (4.9%)
143,060	Boise, Inc.	1,200,273
18,070	Carpenter Technology Corporation	878,383
52,680	Chemtura Corporation[a]	839,192
58,790	Commercial Metals Company	808,951
11,630	KapStone Paper and Packaging Corporation[a]	255,511
77,870	Louisiana-Pacific Corporation[a]	1,229,567
6,640	LSB Industries, Inc.[a]	267,393
21,610	Methanex Corporation[b]	648,300
9,090	Rentech Nitrogen Partners, LP	349,147

	Total	6,476,717

Telecommunications Services (0.7%)
19,120	8x8, Inc.[a]	125,236
37,900	Cogent Communications Group, Inc.	822,809

	Total	948,045

Utilities (0.1%)
4,080	Artesian Resources Corporation	93,881

	Total	93,881

	Total Common Stock (cost $110,922,008)	127,983,443

Shares	Collateral Held for Securities Loaned (11.1%)	Value
14,689,588	Thrivent Financial Securities Lending Trust	14,689,588

	Total Collateral Held for Securities Loaned (cost $14,689,588)	14,689,588

Shares or Principal Amount	Short-Term Investments (2.6%)	Value
3,459,124	Thrivent Financial Securities Lending Trust	3,459,124

	Total Short-Term Investments (at amortized cost)	3,459,124

	Total Investments (cost $129,070,720) 110.5%	$146,132,155

	Other Assets and Liabilities, Net (10.5%)	(13,859,003)

	Total Net Assets 100.0%	$132,273,152

a	Non-income producing security.
b	All or a portion of the security is on loan.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$19,491,598
Gross unrealized depreciation	(3,157,214)

Net unrealized appreciation (depreciation)	$16,334,384

Cost for federal income tax purposes	$129,797,771

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Partner Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	23,100,794	23,100,794	–	–
Consumer Staples	5,338,337	5,338,337	–	–
Energy	7,562,322	7,562,322	–	–
Financials	10,703,220	10,703,220	–	–
Health Care	22,567,472	22,567,472	–	–
Industrials	21,136,683	21,136,683	–	–
Information Technology	30,055,972	30,055,972	–	–
Materials	6,476,717	6,476,717	–	–
Telecommunications Services	948,045	948,045	–	–
Utilities	93,881	93,881	–	–
Collateral Held for Securities Loaned	14,689,588	14,689,588	–	–
Short-Term Investments	3,459,124	3,459,124	–	–

Total	$146,132,155	$146,132,155	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$11,198,490	$78,500,348	$75,009,250	14,689,588	$14,689,588	$98,248
Securities Lending Trust-Short Term Investment	–	5,538,720	2,079,596	3,459,124	3,459,124	310
Total Value and Income Earned	11,198,490				18,148,712	98,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (97.7%)	Value
Consumer Discretionary (15.4%)
173,000	Aaron’s, Inc.	$5,333,590
29,000	Ascent Capital Group, Inc.[a]	1,724,050
46,000	CSS Industries, Inc.	924,600
94,500	Dorman Products, Inc.[a]	2,886,975
84,500	Drew Industries, Inc.[a]	2,676,115
51,000	Ethan Allen Interiors, Inc.[b]	1,499,910
111,500	Fifth & Pacific Companies, Inc.[a]	1,224,270
75,000	Fred’s, Inc.	1,016,250
82,000	Haverty Furniture Companies, Inc.	1,230,820
36,000	Hooker Furniture Corporation	491,040
55,500	M/I Homes, Inc.[a]	1,234,875
83,900	MarineMax, Inc.[a]	690,497
48,500	Matthews International Corporation	1,395,345
64,000	Men’s Wearhouse, Inc.	2,098,560
86,500	Meritage Homes Corporation[a]	3,198,770
83,900	Modine Manufacturing Company[a]	570,520
166,900	Orient-Express Hotels, Ltd.[a]	1,957,737
127,000	Shiloh Industries, Inc.	1,445,260
56,000	Stanley Furniture Company, Inc.[a]	260,400
140,000	Stein Mart, Inc.[a]	1,100,400
23,200	Steven Madden, Ltd.[a]	995,744

	Total	33,955,728

Consumer Staples (0.5%)
214,000	Alliance One International, Inc.[a]	650,560
25,200	Nash Finch Company	484,596

	Total	1,135,156

Energy (4.0%)
29,100	C&J Energy Services, Inc.[a,b]	563,958
6,500	Carbo Ceramics, Inc.[b]	480,675
81,200	Cloud Peak Energy, Inc.[a]	1,713,320
76,000	Gulf Island Fabrication, Inc.	1,803,480
185,000	Hercules Offshore, Inc.[a]	880,600
34,600	PDC Energy, Inc.[a]	1,047,342
61,300	Swift Energy Company[a]	1,024,323
207,000	Teekay Tankers, Ltd.[b]	712,080
105,500	Tetra Technologies, Inc.[a]	564,425

	Total	8,790,203

Financials (24.7%)
66,000	Alterra Capital Holdings, Ltd.	1,612,380
165,000	Ares Capital Corporation	2,880,900
28,400	Assured Guaranty, Ltd.	394,476
155,000	CBL & Associates Properties, Inc.	3,467,350
246,500	Cedar Realty Trust, Inc.	1,303,985
334,700	CoBiz Financial, Inc.	2,386,411
60,100	Columbia Banking System, Inc.	1,064,371
45,400	Compass Diversified Holdings	653,760
113,300	Cousins Properties, Inc.	952,853
94,000	East West Bancorp, Inc.	2,001,260
39,000	Employers Holdings, Inc.	711,750
96,900	First Potomac Realty Trust	1,154,079
77,100	Glacier Bancorp, Inc.	1,117,950
77,800	Golub Capital BDC, Inc.	1,216,014
53,500	Hatteras Financial Corporation	1,458,945
161,000	Hercules Technology Growth Capital, Inc.	1,738,800
74,400	Home Bancshares, Inc.	2,577,216
20,600	iShares Russell 2000 Value Index Fund	1,500,092
50,100	JMP Group, Inc.	277,554
47,000	Kilroy Realty Corporation	2,087,270
295,800	Kite Realty Group Trust	1,618,026
72,000	LaSalle Hotel Properties	1,723,680
2,200	Markel Corporation[a]	1,038,268
88,000	Meadowbrook Insurance Group, Inc.	494,560
66,000	National Interstate Corporation	1,712,700
14,600	Potlatch Corporation	561,808
57,000	ProAssurance Corporation	5,095,800
86,700	Radian Group, Inc.[b]	406,623
170,100	Redwood Trust, Inc.	2,651,859
111,000	Safeguard Scientifics, Inc.[a]	1,759,350
98,000	Sandy Spring Bancorp, Inc.	1,873,760
15,400	Stifel Financial Corporation[a]	488,180
45,100	SVB Financial Group[a]	2,552,209
54,200	Wintrust Financial Corporation	2,002,690

	Total	54,536,929

Health Care (4.1%)
7,600	Analogic Corporation	559,816
5,800	Atrion Corporation	1,178,792
517,200	Lexicon Pharmaceuticals, Inc.[a]	1,070,604
29,500	National Healthcare Corporation	1,404,790
78,000	Triple-S Management Corporation[a]	1,407,120
58,000	Vanguard Health Systems, Inc.[a]	561,440
51,000	West Pharmaceutical Services, Inc.	2,747,370

	Total	8,929,932

Industrials (25.6%)
51,000	A.O. Smith Corporation	3,099,270
81,000	Aegion Corporation[a]	1,496,070
73,500	Alaska Air Group, Inc.[a]	2,810,640
33,200	Applied Industrial Technologies, Inc.	1,347,588
28,800	Astec Industries, Inc.[a]	829,440
121,000	Beacon Roofing Supply, Inc.[a]	3,913,140
48,700	Belden, Inc.	1,743,460
20,300	Cascade Corporation	1,319,297
31,000	Circor International, Inc.	1,069,190
76,000	Comfort Systems USA, Inc.	828,400
66,000	Dolan Company[a]	305,580
20,600	Franklin Electric Company, Inc.	1,193,564
19,600	FTI Consulting, Inc.[a]	508,816
53,900	G & K Services, Inc.	1,738,275
68,500	Genesee & Wyoming, Inc.[a]	4,964,195
93,000	Gibraltar Industries, Inc.[a]	1,158,780
90,000	Greenbrier Companies, Inc.[a]	1,566,900
35,300	Hub Group, Inc.[a]	1,094,653
44,000	IDEX Corporation	1,871,320
41,500	Kaman Corporation	1,543,800
82,000	Kforce, Inc.[a]	914,300
64,500	Kirby Corporation[a]	3,707,460
111,000	Kratos Defense & Security Solutions, Inc.[a]	611,610
98,000	McGrath Rentcorp	2,573,480
35,000	Mine Safety Appliances Company	1,351,000
103,000	Navigant Consulting, Inc.[a]	1,070,170
39,000	Nordson Corporation	2,302,170
12,100	RBC Bearings, Inc.[a]	600,886
28,800	Robbins & Myers, Inc.	1,707,264

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (97.7%)	Value
Industrials (25.6%) - continued
22,000	Sterling Construction Company, Inc.[a]	$195,800
37,500	Sun Hydraulics Corporation[b]	999,000
25,000	Universal Forest Products, Inc.	962,500
69,500	Universal Truckload Services, Inc.	1,100,880
77,000	Vitran Corporation, Inc.[a]	402,710
54,000	Waste Connections, Inc.	1,772,820
56,500	Woodward, Inc.	1,892,750

	Total	56,567,178

Information Technology (8.5%)
61,200	Accelrys, Inc.[a]	547,740
96,400	Advanced Energy Industries, Inc.[a]	1,138,484
31,500	ATMI, Inc.[a]	622,125
78,500	Brooks Automation, Inc.	566,770
32,800	Cabot Microelectronics Corporation	977,440
25,000	Cognex Corporation	911,500
53,000	Cohu, Inc.	466,400
107,000	Electro Rent Corporation	1,682,040
64,000	Electro Scientific Industries, Inc.	683,520
136,600	Intevac, Inc.[a]	683,000
14,600	Littelfuse, Inc.	782,560
76,500	Methode Electronics, Inc.	774,180
57,000	Monotype Imaging Holdings, Inc.	872,670
34,700	Newport Corporation[a]	375,454
92,000	Progress Software Corporation[a]	1,814,240
42,500	RealNetworks, Inc.[a]	321,725
135,600	ShoreTel, Inc.[a]	600,708
270,000	Sonus Networks, Inc.[a]	502,200
56,000	Synnex Corporation[a]	1,813,840
65,000	Teradyne, Inc.[a]	950,300
57,000	Xyratex, Ltd.	471,390
67,000	Zygo Corporation[a]	1,247,540

	Total	18,805,826

Materials (9.2%)
34,300	AMCOL International Corporation	1,083,194
60,000	AptarGroup, Inc.	3,076,800
22,700	Carpenter Technology Corporation	1,103,447
68,000	Clearwater Paper Corporation[a]	2,688,720
48,700	Franco-Nevada Corporation	2,804,242
18,300	Haynes International, Inc.	927,444
78,100	Innospec, Inc.[a]	2,528,878
20,400	Minerals Technologies, Inc.	1,461,864
104,000	Myers Industries, Inc.	1,542,320
146,500	North American Palladium, Ltd.[a,b]	230,005
28,000	Schnitzer Steel Industries, Inc.	798,280
15,100	Texas Industries, Inc.[a,b]	651,263
179,000	Wausau Paper Corporation	1,480,330

	Total	20,376,787

Telecommunications Services (0.3%)
83,000	Premiere Global Services, Inc.[a]	705,500

	Total	705,500

Utilities (5.4%)
26,000	Black Hills Corporation	930,020
84,000	Cleco Corporation	3,624,600
56,700	El Paso Electric Company	1,927,233
46,000	NorthWestern Corporation	1,647,260
44,400	PNM Resources, Inc.	983,904
55,800	Southwest Gas Corporation	2,425,626
15,300	Vectren Corporation	452,421

	Total	11,991,064

	Total Common Stock (cost $159,349,005)	215,794,303

Shares	Preferred Stock (0.7%)	Value
Financials (0.5%)
705	East West Bancorp, Inc.[c]	1,046,925

	Total	1,046,925

Health Care (0.2%)
37,800	National Healthcare Corporation, Convertible[c]	584,766

	Total	584,766

	Total Preferred Stock (cost $1,186,284)	1,631,691

Shares	Collateral Held for Securities Loaned (2.1%)	Value
4,654,850	Thrivent Financial Securities Lending Trust	4,654,850

	Total Collateral Held for Securities Loaned (cost $4,654,850)	4,654,850

Shares or Principal Amount	Short-Term Investments (1.5%)	Value
3,272,308	Thrivent Financial Securities Lending Trust	3,272,308

	Total Short-Term Investments (at amortized cost)	3,272,308

	Total Investments (cost $168,462,447) 102.0%	$225,353,152

	Other Assets and Liabilities, Net (2.0%)	(4,432,559)

	Total Net Assets 100.0%	$220,920,593

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$67,475,988
Gross unrealized depreciation	(12,214,974)

Net unrealized appreciation (depreciation)	$55,261,014

Cost for federal income tax purposes	$170,092,138

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Partner Small Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	33,955,728	33,955,728	–	–
Consumer Staples	1,135,156	1,135,156	–	–
Energy	8,790,203	8,790,203	–	–
Financials	54,536,929	54,536,929	–	–
Health Care	8,929,932	8,929,932	–	–
Industrials	56,567,178	56,567,178	–	–
Information Technology	18,805,826	18,805,826	–	–
Materials	20,376,787	17,572,545	2,804,242	–
Telecommunications Services	705,500	705,500	–	–
Utilities	11,991,064	11,991,064	–	–

Preferred Stock
Financials	1,046,925	–	1,046,925	–
Health Care	584,766	584,766	–	–
Collateral Held for Securities Loaned	4,654,850	4,654,850	–	–
Short-Term Investments	3,272,308	3,272,308	–	–

Total	$225,353,152	$221,501,985	$3,851,167	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Partner Small Cap Value Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(85)

Total Foreign Exchange Contracts		(85)

Total		($85)

The following table presents Partner Small Cap Value Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$786	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$12,183,249	$50,153,788	$57,682,187	4,654,850	$4,654,850	$130,123
Securities Lending Trust-Short Term Investment	–	3,951,743	679,435	3,272,308	3,272,308	326
Total Value and Income Earned	12,183,249				7,927,158	130,449

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (85.0%)	Value
Consumer Discretionary (10.9%)
96,400	Children’s Place Retail Stores, Inc.[a]	$5,632,652
207,907	Foot Locker, Inc.	6,964,885
74,800	GNC Holdings, Inc.	2,892,516
105,845	Life Time Fitness, Inc.[a]	4,751,382
144,100	Meredith Corporation[b]	4,823,027
269,080	Pier 1 Imports, Inc.	5,489,232

	Total	30,553,694

Consumer Staples (4.0%)
64,292	Annie’s, Inc.[a,b]	2,539,534
141,292	Ingredion, Inc.	8,683,806

	Total	11,223,340

Energy (3.9%)
19,818	Oasis Petroleum, Inc.[a]	582,055
432,308	Petroleum Geo-Services ASA	7,470,076
162,509	Swift Energy Company[a]	2,715,525

	Total	10,767,656

Financials (24.1%)
42,032	Affiliated Managers Group, Inc.[a]	5,317,048
45,200	Allied World Assurance Company Holdings AG	3,629,560
74,800	American Assets Trust, Inc.	2,032,316
71,600	American Campus Communities, Inc.	3,244,196
110,300	Aspen Insurance Holdings, Ltd.	3,568,205
108,900	BioMed Realty Trust, Inc.	2,082,168
267,800	DCT Industrial Trust, Inc.	1,727,310
139,000	Douglas Emmett, Inc.	3,259,550
45,700	Equity Lifestyle Properties, Inc.	3,076,981
52,100	Extra Space Storage, Inc.	1,796,929
97,600	HCC Insurance Holdings, Inc.	3,478,464
53,400	Highwoods Properties, Inc.	1,722,150
50,600	Home Properties, Inc.	3,075,974
55,400	iShares Russell 2000 Index Fund	4,500,696
86,400	Pebblebrook Hotel Trust	1,833,408
261,409	Popular, Inc.[a]	5,053,036
33,500	ProAssurance Corporation	2,994,900
97,400	SVB Financial Group[a]	5,511,866
37,754	Taubman Centers, Inc.	2,965,577
132,566	Tower Group, Inc.	2,388,839
197,537	Zions Bancorporation	4,241,119

	Total	67,500,292

Health Care (5.3%)
124,500	Align Technology, Inc.[a]	3,309,210
160,300	Endo Pharmaceutical Holdings, Inc.[a]	4,594,198
22,554	HeartWare International, Inc.[a,b]	1,894,085
65,338	United Therapeutics Corporation[a]	2,983,986
136,600	VIVUS, Inc.[a,b]	2,035,340

	Total	14,816,819

Industrials (14.8%)
268,300	Actuant Corporation	7,576,791
272,311	EMCOR Group, Inc.	8,757,522
174,400	GATX Corporation	7,230,624
76,954	HNI Corporation	2,117,774
118,900	Landstar System, Inc.	6,022,285
292,687	Manitowoc Company, Inc.	4,170,790
55,100	Manpower, Inc.	2,090,494
106,300	Woodward, Inc.	3,561,050

	Total	41,527,330

Information Technology (12.2%)
152,900	Aruba Networks, Inc.[a,b]	2,778,193
405,100	Atmel Corporation[a]	1,889,791
137,900	Cavium, Inc.[a,b]	4,575,522
70,700	Informatica Corporation[a]	1,918,798
196,336	Plantronics, Inc.	6,369,140
489,919	Teradyne, Inc.[a]	7,162,616
155,883	TIBCO Software, Inc.[a]	3,929,810
107,300	VeriFone Systems, Inc.[a]	3,180,372
294,200	Vishay Intertechnology, Inc.[a]	2,435,976
699	Workday, Inc.[a]	33,902

	Total	34,274,120

Materials (5.0%)
417,500	AK Steel Holding Corporation	2,104,200
68,600	Buckeye Technologies, Inc.	1,797,320
44,400	Eagle Materials, Inc.	2,351,868
90,800	H.B. Fuller Company	2,760,320
80,100	Materials Select Sector SPDR Fund	2,882,799
124,200	SunCoke Energy, Inc.[a]	1,995,894

	Total	13,892,401

Utilities (4.8%)
284,800	PNM Resources, Inc.	6,311,168
161,491	Southwest Gas Corporation	7,020,014

	Total	13,331,182

	Total Common Stock (cost $230,002,332)	237,886,834

Shares	Collateral Held for Securities Loaned (6.6%)	Value
18,604,753	Thrivent Financial Securities Lending Trust	18,604,753

	Total Collateral Held for Securities Loaned (cost $18,604,753)	18,604,753

Shares or Principal Amount	Short-Term Investments (15.1%)	Value
	Federal Home Loan Mortgage Corporation Discount Notes
1,700,000	0.160%, 12/17/2012[c,d]	1,699,653
29,007,394	Thrivent Financial Securities Lending Trust U.S. Treasury Bills	29,007,394
10,000,000	0.115%, 11/8/2012[c]	9,999,776
1,600,000	0.125%, 1/17/2013[c,d]	1,599,572

	Total Short-Term Investments (at amortized cost)	42,306,395

	Total Investments (cost $290,913,480) 106.7%	$298,797,982

	Other Assets and Liabilities, Net (6.7%)	(18,767,877)

	Total Net Assets 100.0%	$280,030,105

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2012

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At October 31, 2012, $3,299,225 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$24,266,339
Gross unrealized depreciation	(16,382,044)

Net unrealized appreciation (depreciation)	$7,884,295

Cost for federal income tax purposes	$290,913,687

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	30,553,694	30,553,694	–	–
Consumer Staples	11,223,340	11,223,340	–	–
Energy	10,767,656	3,297,580	7,470,076	–
Financials	67,500,292	67,500,292	–	–
Health Care	14,816,819	14,816,819	–	–
Industrials	41,527,330	41,527,330	–	–
Information Technology	34,274,120	34,274,120	–	–
Materials	13,892,401	13,892,401	–	–
Utilities	13,331,182	13,331,182	–	–
Collateral Held for Securities Loaned	18,604,753	18,604,753	–	–
Short-Term Investments	42,306,395	29,007,394	13,299,001	–

Total	$298,797,982	$278,028,905	$20,769,077	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives
Futures Contracts	1,633,417	1,633,417	–	–

Total Liability Derivatives	$1,633,417	$1,633,417	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	403	December 2012	$34,530,307	$32,896,890	($1,633,417)
Total Futures Contracts					($1,633,417)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,633,417
Total Equity Contracts		1,633,417
Total Liability Derivatives		$1,633,417

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	6,901,609

Total Equity Contracts		6,901,609

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(4,368)

Total Foreign Exchange Contracts		(4,368)

Total		$6,897,241

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,714,861)
Total Equity Contracts		(2,714,861)

Total		($2,714,861)

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$29,321,258	10.2%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$17,400	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$5,560,875	$117,788,350	$104,744,472	18,604,753	$18,604,753	$369,593
Securities Lending Trust-Short Term Investment	–	33,640,229	4,632,835	29,007,394	29,007,394	1,084
Total Value and Income Earned	5,560,875				47,612,147	370,677

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (95.1%)	Value
Consumer Discretionary (16.9%)
82,300	Abercrombie & Fitch Company	$2,516,734
59,600	Darden Restaurants, Inc.	3,136,152
151,250	Discovery Communications, Inc.[a]	8,926,775
199,400	Dollar Tree, Inc.[a]	7,950,078
134,685	GNC Holdings, Inc.	5,208,269
126,300	Limited Brands, Inc.	6,048,507
70,000	Marriott International, Inc.	2,553,600
32,200	O’Reilly Automotive, Inc.[a]	2,758,896
89,600	PetSmart, Inc.	5,948,544
114,200	Toll Brothers, Inc.[a]	3,769,742
78,500	Tractor Supply Company	7,554,840
25,900	VF Corporation	4,052,832
31,400	Wynn Resorts, Ltd.	3,801,284

	Total	64,226,253

Consumer Staples (3.3%)
54,700	Clorox Company	3,954,810
91,599	Whole Foods Market, Inc.	8,677,173

	Total	12,631,983

Energy (10.6%)
537,700	Alpha Natural Resources, Inc.[a,b]	4,608,089
126,900	Cameron International Corporation[a]	6,426,216
62,500	Concho Resources, Inc.[a]	5,382,500
49,600	Ensco plc	2,867,872
157,593	Helix Energy Solutions Group, Inc.[a]	2,724,783
70,800	Oil States International, Inc.[a]	5,175,480
130,500	Peabody Energy Corporation	3,640,950
65,100	Range Resources Corporation	4,254,936
48,600	SM Energy Company	2,620,512
241,100	Weatherford International, Ltd.[a]	2,724,430

	Total	40,425,768

Financials (5.5%)
65,120	Affiliated Managers Group, Inc.[a]	8,237,680
19,200	Ameriprise Financial, Inc.	1,120,704
229,900	Discover Financial Services	9,425,900
31,600	T. Rowe Price Group, Inc.	2,052,104

	Total	20,836,388

Health Care (14.1%)
59,600	Alexion Pharmaceuticals, Inc.[a]	5,386,648
144,200	AmerisourceBergen Corporation	5,687,248
87,300	BioMarin Pharmaceutical, Inc.[a]	3,233,592
132,552	Catamaran Corporation[a]	6,251,153
60,600	CIGNA Corporation	3,090,600
29,200	Mettler-Toledo International, Inc.[a]	4,945,604
41,900	Onyx Pharmaceuticals, Inc.[a]	3,283,284
49,200	Perrigo Company	5,658,492
94,800	PSS World Medical, Inc.[a,b]	2,713,176
122,000	Thoratec Corporation[a]	4,355,400
103,800	Watson Pharmaceuticals, Inc.[a]	8,921,610

	Total	53,526,807

Industrials (15.8%)
180,277	AMETEK, Inc.	6,408,847
75,500	BE Aerospace, Inc.[a]	3,404,295
99,100	Expeditors International of Washington, Inc.	3,628,051
45,155	Flowserve Corporation	6,118,051
75,600	Jacobs Engineering Group, Inc.[a]	2,917,404
126,700	JB Hunt Transport Services, Inc.	7,437,290
86,700	Kansas City Southern	6,975,882
71,200	Pentair, Ltd.	3,007,488
144,000	Quanta Services, Inc.[a]	3,733,920
55,000	Roper Industries, Inc.	6,004,350
63,400	SPX Corporation	4,348,606
62,900	Stericycle, Inc.[a]	5,960,404

	Total	59,944,588

Information Technology (21.1%)
63,400	Agilent Technologies, Inc.	2,281,766
128,674	Akamai Technologies, Inc.[a]	4,888,325
105,100	ANSYS, Inc.[a]	7,449,488
206,980	Atmel Corporation[a]	965,562
120,486	Autodesk, Inc.[a]	3,836,274
203,000	Broadcom Corporation[a]	6,401,605
153,000	Ciena Corporation[a,b]	1,898,730
96,600	F5 Networks, Inc.[a]	7,967,568
113,600	Fortinet, Inc.[a]	2,200,432
32,200	Lam Research Corporation[a]	1,139,880
38,400	Mercadolibre, Inc.[b]	3,224,448
44,700	Nice Systems, Ltd. ADR[a]	1,488,510
288,719	Nuance Communications, Inc.[a]	6,426,885
550,000	NVIDIA Corporation[a]	6,583,500
233,900	NXP Semiconductors NVa	5,674,414
57,800	Red Hat, Inc.[a]	2,842,026
106,700	Synopsys, Inc.[a]	3,435,740
41,100	Teradata Corporation[a]	2,807,541
180,700	Teradyne, Inc.[a]	2,641,834
71,229	VeriFone Systems, Inc.[a]	2,111,228
111,800	Xilinx, Inc.	3,662,568

	Total	79,928,324

Materials (4.9%)
36,000	Agrium, Inc.[b]	3,799,440
17,500	Airgas, Inc.	1,556,975
55,000	Celanese Corporation	2,089,450
90,600	FMC Corporation	4,848,912
64,200	Newmont Mining Corporation	3,502,110
69,800	Silver Wheaton Corporation	2,826,900

	Total	18,623,787

Telecommunications Services (2.9%)
69,000	SBA Communications Corporation[a]	4,597,470
247,200	TW Telecom, Inc.[a]	6,296,184

	Total	10,893,654

	Total Common Stock (cost $279,492,435)	361,037,552

Shares	Collateral Held for Securities Loaned (3.2%)	Value
12,303,975	Thrivent Financial Securities Lending Trust	12,303,975

	Total Collateral Held for Securities Loaned (cost $12,303,975)	12,303,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2012

Shares or Principal Amount	Short-Term Investments (5.3%)	Value
19,928,389	Thrivent Financial Securities Lending Trust	$19,928,389

	Total Short-Term Investments (at amortized cost)	19,928,389

	Total Investments (cost $311,724,799) 103.6%	$393,269,916

	Other Assets and Liabilities, Net (3.6%)	(13,560,511)

	Total Net Assets 100.0%	$379,709,405

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$89,976,337
Gross unrealized depreciation	(8,595,458)

Net unrealized appreciation (depreciation)	$81,380,879

Cost for federal income tax purposes	$311,889,037

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Mid Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	64,226,253	64,226,253	–	–
Consumer Staples	12,631,983	12,631,983	–	–
Energy	40,425,768	40,425,768	–	–
Financials	20,836,388	20,836,388	–	–
Health Care	53,526,807	53,526,807	–	–
Industrials	59,944,588	59,944,588	–	–
Information Technology	79,928,324	79,928,324	–	–
Materials	18,623,787	18,623,787	–	–
Telecommunications Services	10,893,654	10,893,654	–	–
Collateral Held for Securities Loaned	12,303,975	12,303,975	–	–
Short-Term Investments	19,928,389	19,928,389	–	–

Total	$393,269,916	$393,269,916	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$8,790,050	$118,536,751	$115,022,826	12,303,975	$12,303,975	$12,324
Securities Lending Trust-Short Term Investment	–	23,504,382	3,575,993	19,928,389	19,928,389	704
Total Value and Income Earned	8,790,050				32,232,364	13,028

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (10.5%)
2,589	AutoZone, Inc.[a]	$970,875
3,947	Chipotle Mexican Grill, Inc.[a]	1,004,630
36,189	D.R. Horton, Inc.	758,521
18,853	Delphi Automotive plc[a]	592,738
73,436	Liberty Interactive Corporation[a]	1,468,720
13,064	Limited Brands, Inc.	625,635
38,618	Macy’s, Inc.	1,470,187
109,990	MGM Resorts International[a]	1,133,997
9,971	PetSmart, Inc.	661,975
13,502	PVH Corporation	1,485,085
7,891	Ross Stores, Inc.	480,956
11,141	Scripps Networks Interactive	676,482
8,490	Starwood Hotels & Resorts Worldwide, Inc.	440,206
18,365	Toll Brothers, Inc.[a]	606,229
16,358	TRW Automotive Holdings Corporation[a]	760,811
16,022	Urban Outfitters, Inc.[a]	572,947

	Total	13,709,994

Consumer Staples (5.5%)
12,028	Church & Dwight Company, Inc.	610,541
39,281	Coca-Cola Enterprises, Inc.	1,234,995
27,915	Constellation Brands, Inc.[a]	986,516
21,465	Ingredion, Inc.	1,319,239
20,284	J.M. Smucker Company	1,737,122
6,780	Lorillard, Inc.	786,548
12,033	Monster Beverage Corporation[a]	537,514

	Total	7,212,475

Energy (8.3%)
38,425	Cameron International Corporation[a]	1,945,842
18,619	Energen Corporation	868,576
15,043	EQT Corporation	912,057
26,954	HollyFrontier Corporation	1,041,233
21,838	Marathon Petroleum Corporation	1,199,561
25,609	Peabody Energy Corporation	714,491
15,628	Pioneer Natural Resources Company	1,651,098
19,970	Range Resources Corporation	1,305,239
14,782	Southwestern Energy Company[a]	512,936
17,967	Tesoro Corporation	677,536

	Total	10,828,569

Financials (29.9%)
21,792	Alexandria Real Estate Equities, Inc.	1,534,811
25,128	Ameriprise Financial, Inc.	1,466,721
12,604	AvalonBay Communities, Inc.	1,708,598
13,455	Camden Property Trust	883,052
31,305	CIT Group, Inc.[a]	1,165,172
23,518	Douglas Emmett, Inc.	551,497
17,090	Everest Re Group, Ltd.	1,897,845
23,963	First Republic Bank	823,129
45,395	Hartford Financial Services Group, Inc.	985,525
115,092	Host Hotels & Resorts, Inc.	1,664,230
79,504	Invesco, Ltd.	1,933,537
17,500	iShares Russell Midcap Value Index Fund	853,475
68,072	Kimco Realty Corporation	1,328,765
19,195	Lazard, Ltd.	565,485
41,032	Liberty Property Trust	1,441,044
25,313	M&T Bank Corporation[b]	2,635,083
148,109	MFA Financial, Inc.	1,210,051
66,711	NASDAQ OMX Group, Inc.	1,588,389
14,005	PartnerRe, Ltd.	1,134,405
21,017	Piedmont Office Realty Trust, Inc.	374,103
80,473	Principal Financial Group, Inc.	2,216,226
113,245	SLM Corporation	1,990,847
54,691	SunTrust Banks, Inc.	1,487,595
34,642	Tanger Factory Outlet Centers, Inc.	1,090,184
30,729	Ventas, Inc.	1,944,224
43,108	W.R. Berkley Corporation	1,676,470
35,352	Willis Group Holdings plc	1,190,302
67,665	XL Group plc	1,674,032

	Total	39,014,797

Health Care (7.1%)
41,584	Aetna, Inc.	1,817,221
16,402	AmerisourceBergen Corporation	646,895
270,032	Boston Scientific Corporation[a]	1,387,964
66,585	Hologic, Inc.[a]	1,372,983
27,040	Life Technologies Corporation[a]	1,322,526
76,312	Mylan, Inc.[a]	1,933,746
14,874	Vertex Pharmaceuticals, Inc.[a]	717,522
3,532	Warner Chilcott plc	40,901

	Total	9,239,758

Industrials (8.8%)
19,970	BE Aerospace, Inc.[a]	900,447
30,665	Dover Corporation	1,785,316
28,666	Fortune Brands Home and Security, Inc.[a]	815,261
14,849	Gardner Denver, Inc.	1,029,481
27,604	Lennox International, Inc.	1,381,580
4,970	Parker Hannifin Corporation	390,940
22,675	Pentair, Ltd.	957,792
9,343	Rockwell Automation, Inc.	663,914
57,884	Spirit Aerosystems Holdings, Inc.[a]	904,727
20,152	Stanley Black & Decker, Inc.	1,396,534
51,242	Textron, Inc.	1,291,811

	Total	11,517,803

Information Technology (10.1%)
28,697	Adobe Systems, Inc.[a]	975,698
47,839	Altera Corporation	1,458,133
11,188	Amphenol Corporation	672,734
13,345	Check Point Software Technologies, Ltd.[a]	594,253
34,982	Fidelity National Information Services, Inc.	1,149,858
88,363	Juniper Networks, Inc.[a]	1,464,175
60,923	Lam Research Corporation[a]	2,156,674
80,158	LSI Corporation[a]	549,082
29,582	NetApp, Inc.[a]	795,756
164,356	ON Semiconductor Corporation[a]	1,010,789
58,807	Parametric Technology Corporation[a]	1,186,725
17,936	Paychex, Inc.	581,665
60,423	Polycom, Inc.[a]	605,439

	Total	13,200,981

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (97.4%)	Value

Materials (6.2%)
21,753	Albemarle Corporation	1,198,808
21,952	Carpenter Technology Corporation	$1,067,087
8,994	Cliffs Natural Resources, Inc.[b]	326,212
22,542	Crown Holdings, Inc.[a]	862,231
11,193	Cytec Industries, Inc.	770,302
14,600	Martin Marietta Materials, Inc.[b]	1,201,726
21,573	Reliance Steel & Aluminum
	Company	1,172,277
74,883	Sealed Air Corporation	1,214,602
4,873	Vulcan Materials Company	224,012

	Total	8,037,257

Utilities (11.0%)
60,340	Calpine Corporation[a]	1,061,984
23,916	CMS Energy Corporation	581,637
29,991	Edison International, Inc.	1,407,778
21,959	Great Plains Energy, Inc.	492,760
37,332	Northeast Utilities	1,467,148
63,177	NV Energy, Inc.	1,200,995
18,868	Pinnacle West Capital Corporation	999,438
61,518	PPL Corporation	1,819,702
23,835	Questar Corporation	482,420
32,570	SCANA Corporation	1,598,536
16,578	Sempra Energy	1,156,315
75,301	Xcel Energy, Inc.	2,127,253

	Total	14,395,966

	Total Common Stock (cost $110,312,243)	127,157,600

Shares	Collateral Held for Securities Loaned (3.1%)	Value
4,042,325	Thrivent Financial Securities Lending Trust	4,042,325

	Total Collateral Held for Securities Loaned (cost $4,042,325)	4,042,325

Shares or Principal Amount	Short-Term Investments (2.1%)	Value
2,762,894	Thrivent Financial Securities Lending Trust	2,762,894

	Total Short-Term Investments (at amortized cost)	2,762,894

	Total Investments (cost $117,117,462) 102.6%	$133,962,819

	Other Assets and Liabilities, Net (2.6%)	(3,451,471)

	Total Net Assets 100.0%	$130,511,348

a	Non-income producing security.
b	All or a portion of the security is on loan.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$19,990,032
Gross unrealized depreciation	(3,579,627)

Net unrealized appreciation (depreciation)	$16,410,405

Cost for federal income tax purposes	$117,552,414

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Partner Mid Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	13,709,994	13,709,994	–	–
Consumer Staples	7,212,475	7,212,475	–	–
Energy	10,828,569	10,828,569	–	–
Financials	39,014,797	39,014,797	–	–
Health Care	9,239,758	9,239,758	–	–
Industrials	11,517,803	11,517,803	–	–
Information Technology	13,200,981	13,200,981	–	–
Materials	8,037,257	8,037,257	–	–
Utilities	14,395,966	14,395,966	–	–
Collateral Held for Securities Loaned	4,042,325	4,042,325	–	–
Short-Term Investments	2,762,894	2,762,894	–	–

Total	$133,962,819	$133,962,819	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$1,504,980	$24,685,355	$22,148,010	4,042,325	$4,042,325	$1,896
Securities Lending Trust-Short Term Investment	–	3,344,101	581,207	2,762,894	2,762,894	167
Total Value and Income Earned	1,504,980				6,805,219	2,063

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (95.6%)	Value
Consumer Discretionary (14.9%)
216,300	Charter Communications, Inc.[a]	$16,743,783
210,900	Cheesecake Factory, Inc.	6,972,354
306,900	DISH Network Corporation	10,934,847
274,142	Dollar Tree, Inc.[a]	10,930,042
265,800	Omnicom Group, Inc.	12,734,478
43,614	Panera Bread Company[a]	7,355,065
228,400	Penn National Gaming, Inc.[a]	9,234,212
114,700	PetSmart, Inc.	7,614,933
306,700	Tempur-Pedic International, Inc.[a]	8,109,148
362,800	Toll Brothers, Inc.[a]	11,976,028
423,508	WMS Industries, Inc.[a]	6,958,236

	Total	109,563,126

Consumer Staples (3.4%)
225,300	Ingredion, Inc.	13,846,938
212,687	TreeHouse Foods, Inc.[a]	11,389,389

	Total	25,236,327

Energy (6.8%)
1,233,534	Alpha Natural Resources, Inc.[a,b]	10,571,386
190,300	Ensco plc	11,003,146
535,900	Helix Energy Solutions Group, Inc.[a]	9,265,711
301,400	Southwestern Energy Company[a]	10,458,580
773,900	Weatherford International, Ltd.[a]	8,745,070

	Total	50,043,893

Financials (21.9%)
231,800	Axis Capital Holdings, Ltd.	8,395,796
587,600	CBL & Associates Properties, Inc.	13,144,612
666,333	Duke Realty Corporation	9,648,502
246,226	Endurance Specialty Holdings, Ltd.	9,984,464
590,626	HCC Insurance Holdings, Inc.	21,049,910
827,509	Host Hotels & Resorts, Inc.	11,965,780
1,737,300	Huntington Bancshares, Inc.	11,101,347
305,382	Lazard, Ltd.	8,996,554
112,300	M&T Bank Corporation[b]	11,690,430
453,100	NASDAQ OMX Group, Inc.	10,788,311
248,290	Northern Trust Corporation	11,863,296
855,000	Och-Ziff Capital Management Group, LLC	8,558,550
314,112	W.R. Berkley Corporation	12,215,816
582,202	Zions Bancorporation[b]	12,499,877

	Total	161,903,245

Health Care (10.6%)
89,800	Alexion Pharmaceuticals, Inc.[a]	8,116,124
102,814	C.R. Bard, Inc.	9,889,679
312,900	Endo Pharmaceutical Holdings, Inc.[a]	8,967,714
197,900	Illumina, Inc.[a,b]	9,402,229
322,000	Medicines Company[a]	7,058,240
373,800	Thoratec Corporation[a]	13,344,660
111,100	Waters Corporation[a]	9,089,091
190,263	Zimmer Holdings, Inc.	12,216,787

	Total	78,084,524

Industrials (11.9%)
203,241	ADT Corporation[a]	8,436,534
365,217	CSX Corporation	7,475,992
67,600	Flowserve Corporation	9,159,124
1,029,730	Manitowoc Company, Inc.	14,673,653
167,598	Manpower, Inc.	6,358,668
787,100	McDermott International, Inc.[a]	8,429,841
484,444	Oshkosh Corporation[a]	14,523,631
134,818	Parker Hannifin Corporation	10,604,784
917,400	Southwest Airlines Company	8,091,468

	Total	87,753,695

Information Technology (18.4%)
309,100	Akamai Technologies, Inc.[a]	11,742,709
184,700	Alliance Data Systems Corporation[a,b]	26,421,335
648,888	CoreLogic, Inc.[a]	15,443,534
211,053	eBay, Inc.[a]	10,191,749
265,059	Itron, Inc.[a]	10,883,323
491,650	Juniper Networks, Inc.[a]	8,146,640
1,013,662	NVIDIA Corporation[a]	12,133,534
1,182,614	Teradyne, Inc.[a]	17,289,817
1,069	Workday, Inc.[a]	51,847
450,696	Xilinx, Inc.	14,764,801
502,200	Yahoo!, Inc.[a]	8,441,982

	Total	135,511,271

Materials (2.7%)
220,064	Silgan Holdings, Inc.	9,530,972
829,794	Steel Dynamics, Inc.	10,496,894

	Total	20,027,866

Utilities (5.0%)
535,500	CMS Energy Corporation	13,023,360
724,938	NV Energy, Inc.	13,781,071
321,800	Public Service Enterprise Group, Inc.	10,310,472

	Total	37,114,903

	Total Common Stock (cost $600,771,966)	705,238,850

Shares	Collateral Held for Securities Loaned (9.1%)	Value
66,998,025	Thrivent Financial Securities Lending Trust	66,998,025

	Total Collateral Held for Securities Loaned (cost $66,998,025)	66,998,025

Shares or Principal Amount	Short-Term Investments (4.5%)[c]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.080%, 11/1/2012[c]	5,000,000
8,537,682	Thrivent Financial Securities Lending Trust	8,537,682
	U.S. Treasury Bills
20,000,000	0.115%, 11/8/2012[c]	19,999,553

	Total Short-Term Investments (at amortized cost)	33,537,235

	Total Investments (cost $701,307,226) 109.2%	$805,774,110

	Other Assets and Liabilities, Net (9.2%)	(67,830,749)

	Total Net Assets 100.0%	$737,943,361

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2012

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$137,232,520
Gross unrealized depreciation	(32,882,952)

Net unrealized appreciation (depreciation)	$104,349,568

Cost for federal income tax purposes	$701,424,542

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	109,563,126	109,563,126	–	–
Consumer Staples	25,236,327	25,236,327	–	–
Energy	50,043,893	50,043,893	–	–
Financials	161,903,245	161,903,245	–	–
Health Care	78,084,524	78,084,524	–	–
Industrials	87,753,695	87,753,695	–	–
Information Technology	135,511,271	135,511,271	–	–
Materials	20,027,866	20,027,866	–	–
Utilities	37,114,903	37,114,903	–	–
Collateral Held for Securities Loaned	66,998,025	66,998,025	–	–
Short-Term Investments	33,537,235	8,537,682	24,999,553	–

Total	$805,774,110	$780,774,557	$24,999,553	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$35,829,950	$161,132,250	$129,964,175	66,998,025	$66,998,025	$155,713
Securities Lending Trust-Short Term Investment	–	9,806,387	1,268,705	8,537,682	8,537,682	600
Total Value and Income Earned	35,829,950				75,535,707	156,313

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (87.8%)	Value
Australia (3.3%)
113,780	ALS, Ltd.	$1,092,241
60,240	Australia & New Zealand Banking Group, Ltd.	1,589,215
1,298,861	Beach Energy, Ltd.	1,855,076
58,420	BHP Billiton, Ltd.	2,068,396
27,395	Flight Centre, Ltd.[a]	755,821
166,850	GrainCorp, Ltd.	2,118,858
861,112	Imdex, Ltd.	1,193,891
79,411	McMillan Shakespeare, Ltd.	1,062,758
366,737	Mermaid Marine Australia, Ltd.	1,232,567
150,823	Mineral Resources, Ltd.	1,355,497
48,433	Monadelphous Group, Ltd.	1,058,975
104,984	NRW Holdings, Ltd.	222,676
50,308	Ramsay Health Care, Ltd.	1,240,656
27,104	Rio Tinto, Ltd.	1,597,942
303,455	SAI Global, Ltd.	1,277,167
428,302	Skilled Group, Ltd.	1,180,853
1,600,963	Tiger Resources, Ltd.[b]	513,261
107,854	Troy Resources, Ltd.	495,821
402,654	Westfield Retail Trust	1,292,958

	Total	23,204,629

Austria (0.1%)
18,811	Voestalpine AG	592,319

	Total	592,319

Belgium (0.9%)
49,826	Anheuser-Busch InBev NV	4,166,983
16,611	Barco NV	1,142,681
4,333	Compagnie d’ Entreprises CFE	213,190
19,737	EVS Broadcast Equipment SA	1,145,737

	Total	6,668,591

Bermuda (0.2%)
165,000	Cheung Kong Infrastructure Holdings, Ltd.	966,710
372,000	Pacific Basin Shipping, Ltd.	198,545
14,360	VimpelCom, Ltd.	158,247

	Total	1,323,502

Brazil (2.9%)
23,500	All America Latina Logistica SA	106,910
15,400	Autometal SA	128,899
212,181	Banco Bradesco SA ADR	3,322,754
6,600	Banco do Estado do Rio Grande do Sul SA	52,155
17,200	Cia Paranaense de Energia	254,056
11,500	Cyrela Brazil Realty SA Empreendimentos e Participacoes	97,501
38,400	Embraer SA	268,472
2,000	Even Construtora e Incorporadora SA	7,976
37,000	Lojas Renner SA	1,369,932
42,000	Multiplan Empreendimentos Imobiliarios SA	1,230,398
113,000	Petroleo Brasileiro SA ADR	2,396,730
148,000	Petroleo Brasileiro SA ADR	3,038,440
200	Porto Seguro SA	2,127
320,450	Rossi Residencial SA	673,702
107,500	Souza Cruz SA	1,402,600
17,400	Sul America SA	137,072
126,412	Ultrapar Participacoes SA	2,651,412
185,000	Vale SA SP PREF ADR	3,291,150

	Total	20,432,286

Canada (3.7%)
25,421	Agrium, Inc.	2,677,127
39,233	Alimentation Couche-Tard, Inc.	1,927,180
15,128	Bank of Nova Scotia	821,721
62,757	Barrick Gold Corporation	2,537,928
37,124	Canadian National Railway Company	3,205,581
15,600	Canadian Natural Resources, Ltd.	470,148
15,008	Dollarama, Inc.	948,040
41,374	Enbridge, Inc.	1,646,260
192,250	Encana Corporation	4,335,237
26,637	Gibson Energy, Inc.	612,351
97,065	Lundin Mining Corporation[b]	505,370
10,926	Metro, Inc.	644,566
59,085	Pacific Rubiales Energy Corporation	1,389,644
61,909	Sherritt International Corporation	267,782
48,503	Suncor Energy, Inc.	1,627,854
35,900	Talisman Energy, Inc.	406,897
84,576	Yamana Gold, Inc.	1,708,033

	Total	25,731,719

Chile (0.3%)
56,106	Banco Santander Chile SA ADR	1,525,522
6,510	Cia Cervecerias Unidas SA	461,754

	Total	1,987,276

China (0.6%)
438,000	China Petroleum & Chemical Corporation	461,598
126,000	Dongfeng Motor Group Company, Ltd.	155,837
2,559,000	PetroChina Company, Ltd.	3,472,354
166,000	Yanzhou Coal Mining Company, Ltd.	247,444

	Total	4,337,233

Colombia (<0.1%)
5,075	Bancolombia SA	324,902

	Total	324,902

Cyprus (0.2%)
160,522	Prosafe SE	1,334,957

	Total	1,334,957

Czech Republic (<0.1%)
1,081	Komercni Banka AS	221,206

	Total	221,206

Denmark (1.4%)
40,487	Christian Hansen Holding AS	1,266,942
2,384	Coloplast AS	522,921
257,400	Danske Bank AS ADR[b]	4,026,685
67,376	GN Store Nord A/S	1,055,949
17,132	Novo Nordisk AS	2,746,526

	Total	9,619,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (87.8%)	Value
Egypt (<0.1%)
36,910	Ezz Steel	$62,203

	Total	62,203

Finland (0.8%)
111,638	Amer Sports Oyj	1,581,928
202,200	Neste Oil Oyj	2,532,101
33,026	Outotec Oyj	1,613,702

	Total	5,727,731

France (6.1%)
47,549	Alten SA	1,496,349
18,140	AtoS	1,217,950
296,066	AXA SA	4,718,886
101,669	Beneteau SA	1,015,609
48,433	Bouygues SA	1,164,061
107,850	Cap Gemini SA	4,537,057
9,773	Christian Dior SA	1,404,066
11,393	Cie Generale des Etablissements Michelin	982,127
105,448	Compagnie de Saint-Gobain	3,714,417
15,093	Essilor International SA	1,360,982
172,700	GDF Suez	3,963,851
34,992	Ingenico	1,852,764
892	Remy Cointreau SA	92,516
17,765	Sanofi	1,560,247
14,731	Sartorius Stedim Biotech	1,333,049
87,650	Total SA	4,414,926
5,853	Unibail-Rodamco	1,318,298
35,606	Vinci SA	1,578,266
6,788	Virbac SA	1,182,458
208,340	Vivendi SA	4,269,158

	Total	43,177,037

Germany (7.1%)
46,781	BASF SE	3,880,483
9,495	Bayer AG	827,894
16,558	Bilfinger SE	1,622,550
9,310	Brenntag AG	1,174,720
2,307,650	Commerzbank AGb	4,433,158
93,250	Daimler AG	4,368,258
18,378	Delticom AG	1,030,591
74,600	Deutsche Boerse AG	4,042,241
31,130	Duerr AG	2,335,239
27,355	Gerresheimer AGb	1,357,777
29,280	Gerry Weber International AG	1,331,435
28,845	Henkel AG & Company KGaA	2,306,365
111,400	Metro AG	3,211,477
35,349	NORMA Group	976,826
12,088	Pfeiffer Vacuum Technology AG	1,235,823
20,384	RWE AG	932,863
11,514	Salzgitter AG	497,933
47,428	SAP AG ADR	3,458,575
50,957	Suedzucker AG	1,975,339
44,360	Symrise AG	1,595,643
188,250	ThyssenKrupp AG	4,289,736
11,220	Volkswagen AG	2,329,550

	Total	49,214,476

Hong Kong (3.4%)
572,400	AIA Group, Ltd.	2,257,241
87,000	Cheung Kong Holdings, Ltd.	1,282,342
411,500	China Mobile, Ltd.	4,564,254
46,000	China Overseas Land & Investment, Ltd.	119,777
2,174,000	Guangzhou Automobile Group Company, Ltd.	1,488,651
393,000	Hang Lung Group, Ltd.	2,322,883
383,500	Hutchison Whampoa, Ltd.	3,756,948
1,942,408	New World Development Company, Ltd.	2,988,554
2,051,000	Sany Heavy Equipment International Holdings Company, Ltd.	1,072,509
204,000	Sinotruk Hong Kong, Ltd.	116,751
150,500	Swire Pacific, Ltd., Class A	1,780,088
270,000	Swire Pacific, Ltd., Class B	609,557
166,950	Swire Properties, Ltd.	515,825
40,000	Weichai Power Company, Ltd.	141,016
217,000	Wheelock and Company, Ltd.	946,538

	Total	23,962,934

Hungary (0.3%)
1,985	EGIS Pharmaceuticals plc	159,747
9,001	Richter Gedeon Nyrt	1,675,839

	Total	1,835,586

India (1.6%)
22,800	GlaxoSmithKline Pharmaceuticals, Ltd.	848,682
9,500	Grasim Industries, Ltd.	583,722
40,779	Hero Motocorp, Ltd.	1,416,081
90,000	Hindustan Unilever, Ltd.	912,586
182,000	Housing Development Finance Corporation	2,569,288
65,000	ICICI Bank, Ltd.	1,264,982
2,931	ICICI Bank, Ltd. ADR	115,042
53,800	Infosys, Ltd.	2,355,361
9,544	Reliance Industries, Ltd.[c]	283,890
31,428	Ultra Tech Cement, Ltd.	1,163,403

	Total	11,513,037

Indonesia (0.5%)
328,000	Bank Rakyat Indonesia Persero Tbk PT	251,349
22,000	Indo Tambangraya Megah Tbk PT	92,642
3,825,000	PT Astra International Tbk	3,192,788
430,000	Vale Indonesia Tbk PT	120,007

	Total	3,656,786

Ireland (0.5%)
466,757	Greencore Group plc	685,432
19,983	Paddy Power plc	1,474,237
45,299	Ryanair Holdings plc ADR[b]	1,460,893

	Total	3,620,562

Israel (1.0%)
71,748	Gazit-Globe, Ltd.	795,190
4,982	Mellanox Technologies, Ltd.[b]	375,979
13,824	Mellanox Technologies, Ltd.[b]	1,064,033
35,589	Radware, Inc.[b]	1,167,319
97,450	Teva Pharmaceutical Industries, Ltd. ADR	3,938,930

	Total	7,341,451

Italy (2.0%)
37,800	DiaSorin SPA[a]	1,269,385
210,250	Eni SPA	4,838,020
2,936,400	Intesa Sanpaolo SPA	4,730,207

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (87.8%)	Value
Italy (2.0%) - continued
35,236	Prysmian SPA	$679,379
3,607,425	Telecom Italia SPA	2,888,689

	Total	14,405,680

Japan (13.0%)
24,900	Aisin Seiki Company, Ltd.	727,188
10,200	Alfresca Holdings Corporation	461,122
48,400	Aoyama Trading Company, Ltd.	956,497
89,000	Asics Corporation	1,293,414
211,800	Bridgestone Corporation	4,947,439
76,000	Chiyoda Corporation	1,227,654
74,400	CMK Corporation	242,808
48,000	Daihatsu Motor Company, Ltd.	840,062
68,450	Daiichi Sankyo Company, Ltd.	1,047,699
122,000	Daiwa House Industry Company, Ltd.	1,850,159
1,072,014	Daiwa Securities Group, Inc.	4,276,438
27,300	East Japan Railway Company	1,873,783
18,000	FamilyMart Company, Ltd.	872,297
120,000	Hino Motors, Ltd.	927,585
34,200	HIS Company, Ltd.	1,033,708
203,000	Hitachi, Ltd.	1,076,544
20,500	Hogy Medical Company, Ltd.	1,048,852
15,100	Idemitsu Kosan Company, Ltd.	1,299,609
484,000	IHI Corporation	1,019,289
127,900	ITOCHU Corporation	1,280,223
65,800	Japan Tobacco, Inc.	1,819,518
48,500	JTEKT Corporation	364,214
48,000	Kaken Pharmaceutical Company, Ltd.	743,463
12,900	KDDI Corporation	1,002,076
302,152	Kureha Corporation	1,175,090
149,000	Marubeni Corporation	965,503
36,200	MEIJI Holdings Company, Ltd.	1,656,299
338	Message Company, Ltd.	1,042,349
194,000	Mitsubishi Chemical Holdings Corporation	768,350
181,100	Mitsubishi UFJ Financial Group, Inc.	819,291
191,050	Mori Seiki Company, Ltd.	1,196,596
216,207	MS and AD Insurance Group Holdings, Inc.	3,666,611
128,000	Nikkiso Company, Ltd.	1,528,450
153,700	Nikon Corporation	3,920,779
642,250	Nippon Sheet Glass Company[a]	531,953
110,000	Nippon Shokubai Company, Ltd.	1,078,877
29,100	Nippon Telegraph & Telephone Corporation	1,330,689
185,000	Nippon Yusen Kabushiki Kaisha	352,635
483,650	Nissan Motor Company, Ltd.	4,044,939
673	NTT DoCoMo, Inc.	975,195
99,400	OSG Corporation	1,302,964
28,551	Pigeon Corporation	1,315,553
21,600	Ryohin Keikaku Company, Ltd.	1,430,426
41,000	Softbank Corporation	1,294,874
727,800	Sojitz Corporation	903,488
632	So-net M3, Inc.	1,213,987
223,000	Sumitomo Chemical Company, Ltd.	626,692
353,600	Sumitomo Corporation	4,820,557
124,700	Sumitomo Electric Industries, Ltd.	1,341,485
1,506,050	Sumitomo Mitsui Trust Holdings, Inc.	4,570,562
378,000	Sumitomo Osaka Cement Company, Ltd.	1,230,672
40,100	Suzuki Motor Corporation	909,421
25,800	Sysmex Corporation	1,213,135
43,800	Tamron Company, Ltd.	1,190,330
61,000	Tatsuta Electric Wire and Cable Company, Ltd.	606,812
96,200	Toyota Motor Corporation	3,709,199
10,200	Tsuruha Holdings, Inc.	773,164
55,900	Unipres Corporation	1,288,674
47,700	United Arrows, Ltd.	1,222,176
50,300	West Japan Railway Company	2,195,984
45,000	Yokohama Rubber Company, Ltd.	316,304

	Total	90,761,706

Jersey (0.2%)
26,108	Wolseley plc	1,144,515

	Total	1,144,515

Lebanon (<0.1%)
5,739	Solidere	71,738

	Total	71,738

Luxembourg (0.3%)
59,000	Tenaris SA ADR	2,219,580
11,069	Ternium SA ADR	227,247

	Total	2,446,827

Malaysia (0.2%)
240,000	CIMB Group Holdings Berhad	599,799
104,900	Genting Berhad	303,972
50,200	Malayan Banking Berhad	148,504
135,500	Public Bank Berhad	706,416

	Total	1,758,691

Mexico (1.2%)
113,600	America Movil SAB de CV	144,104
168,000	Consorcio ARA SAB de CVb	53,117
33,000	Fomento Economico Mexicano SAB de CV ADR	2,990,130
11,100	Grupo Aeroportuario del Sureste SAB de CV ADR	1,071,927
476,500	Grupo Financiero Banorte SAB de CV ADR	2,649,244
54,800	Kimberly-Clark de Mexico SAB de CV	132,836
323,000	Organizacion Soriana SAB de CV	1,085,383

	Total	8,126,741

Netherlands (3.0%)
84,615	Aalberts Industries NV	1,538,057
1,039,900	Aegon NV	5,815,770
12,991	ASML Holding NV	714,141
16,749	European Aeronautic Defence and Space Company	596,093
15,487	Gemalto NV	1,398,784
47,913	Imtech NV	1,204,408
63,553	Koninklijke (Royal) Ahold NV	809,315
112,521	Koninklijke DSM NV	5,786,240
24,033	Nutreco NV	1,800,206
51,896	TKH Group NV	1,187,287
14,737	Unilever NV	541,650

	Total	21,391,951

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (87.8%)	Value
New Zealand (0.3%)
396,801	Ryman Healthcare, Ltd.	$1,320,776
342,787	Telecom Corporation of New
	Zealand, Ltd.	677,649

	Total	1,998,425

Norway (1.7%)
32,516	Aker Solutions ASA	640,774
24,760	Petroleum Geo-Services ASA	427,841
35,000	Schibsted ASA	1,309,883
50,300	Seadrill, Ltd.	2,038,170
99,306	Statoil ASA	2,445,803
464,000	STX OSV Holdings, Ltd.	579,351
44,284	TGS Nopec Geophysical Company ASA	1,504,642
165,504	Tomra Systems ASA	1,359,659
36,663	Yara International ASA	1,727,887

	Total	12,034,010

Panama (<0.1%)
2,220	Copa Holdings SA	206,060

	Total	206,060

Philippines (0.4%)
2,769,500	Ayala Land, Inc.	1,582,953
733,966	Bank of the Philippine Islands	1,441,419
3,290	Globe Telecom, Inc.	90,923

	Total	3,115,295

Poland (0.3%)
7,631	Bank Handlowy w Warszawie SA	222,687
40,248	Bank Pekao SA	1,933,352
21,318	Grupa Lotos SAb	225,251

	Total	2,381,290

Portugal (0.4%)
3,111,975	Banco Espirito Santo SAb	3,028,706

	Total	3,028,706

Russia (0.5%)
66,985	Gazprom OAO	612,243
45,500	Lukoil ADR	2,761,319
2,768	Novolipetsk Steel OJSC	52,441
11,800	Sberbank of Russia	137,470

	Total	3,563,473

Singapore (1.6%)
1,218,000	Biosensors International Group, Ltd.[b]	1,079,264
2,471,000	China Minzhong Food Corporation, Ltd.[a,b]	1,630,704
1,349,000	Ezion Holdings, Ltd.	1,423,883
14,216,000	GMG Global, Ltd.	1,463,777
415,560	Keppel Corporation, Ltd.	3,615,569
650,000	Raffles Medical Group, Ltd.	1,302,301
271,000	Super Group, Ltd.	542,089

	Total	11,057,587

South Africa (0.7%)
21,218	ABSA Group, Ltd.	340,187
35,382	Aveng, Ltd.	126,255
11,342	Impala Platinum Holdings, Ltd.	204,490
67,890	Massmart Holdings, Ltd.	1,365,656
20,759	MTN Group, Ltd.	375,104
52,568	PPC, Ltd.	175,759
1,035	Reunert, Ltd.	9,115
214,000	Truworths International, Ltd.	2,330,359

	Total	4,926,925

South Korea (2.1%)
3,003	E-Mart Company, Ltd.	650,907
1,360	Hyundai Heavy Industries Company, Ltd.	285,004
916	Hyundai Mobis	232,797
19,000	LG Uplus Corporation	121,339
12,000	POSCO	3,772,254
1,836	POSCO ADR	143,906
6,650	Samsung Electronics Company, Ltd.	4,827,491
3,310	Samsung Heavy Industries Company, Ltd.	101,016
11,360	Shinhan Financial Group Company, Ltd.	389,903
1,415	Shinsegae Company, Ltd.	252,848
4,830	SK Telecom Company, Ltd.	682,266
226,133	SK Telecom Company, Ltd. ADR	3,534,459

	Total	14,994,190

Spain (1.1%)
4,845	Banco Bilbao Vizcaya Argentaria SA	40,484
341,767	Bankia SAb	515,856
916,300	Iberdrola SA	4,745,455
12,440	Industria de Diseno Textil SA (Inditex)	1,588,482
15,918	Viscofan SA	771,252

	Total	7,661,529

Sweden (1.3%)
59,649	Boliden AB	1,045,271
31,295	Hexpol AB	1,399,364
39,708	Hoganas AB	1,324,233
78,841	JM AB	1,420,167
190,497	Skandinaviska Enskilda Banken AB	1,580,704
182,993	Volvo AB	2,469,347

	Total	9,239,086

Switzerland (6.9%)
33,416	Actelion, Ltd.[b]	1,612,907
80,650	Adecco SAb	3,910,915
9,099	Bucher Industries AG	1,707,376
4,513	Burckhardt Compression Holding AG	1,293,512
48,054	Compagnie Financiere Richemont SA	3,118,610
192,850	Credit Suisse Group AGb	4,484,796
4,480	Dufry AGb	569,797
137,761	EFG International AGb	1,259,875
774	Galenica AG	454,565
3,333	Givaudan SAb	3,333,960
87,863	Holcim, Ltd.[b]	5,996,319
94,653	Nestle SA	6,009,351
64,200	Novartis AG	3,871,297
46,571	Roche Holding AG	8,970,748
6,140	Zurich Insurance Group AGb	1,513,631

	Total	48,107,659

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (87.8%)	Value
Taiwan (0.8%)
383,000	Compal Electronics, Inc.	$240,913
109,000	Novatek Microelectronics Corporation	409,941
66,000	Taiwan Fertilizer Company, Ltd.	157,074
314,100	Taiwan Mobile Company, Ltd.	1,095,771
1,204,362	Taiwan Semiconductor Manufacturing Company, Ltd.	3,669,763
367,000	Walsin Lihwa Corporation[b]	100,338

	Total	5,673,800

Thailand (1.8%)
18,700	Advanced Info Service pcl	120,136
359,650	Bangkok Bank pcl	2,113,910
24,500	Kasikornbank pcl	142,464
287,000	PTT Exploration & Production pcl	1,548,396
452,650	PTT pcl	4,679,939
130,800	Siam Cement pcl	1,767,618
378,400	Siam Commercial Bank pcl	1,978,196
113,900	Thai Oil pcl	246,752

	Total	12,597,411

Turkey (0.8%)
544,258	Akbank TAS	2,626,034
35,398	BIM Birlesik Magazalar AS	1,644,390
9,781	Ford Otomotiv Sanayi AS	100,330
321,000	Turkiye Garanti Bankasi AS	1,533,726

	Total	5,904,480

United Kingdom (12.1%)
49,579	Aveva Group plc	1,595,416
210,452	Babcock International Group plc	3,326,728
1,094,911	BAE Systems plc	5,526,336
91,646	Bellway plc	1,498,084
82,403	BG Group plc	1,529,979
17,000	BHP Billiton plc	546,215
35,568	British American Tobacco plc	1,764,172
152,655	BTG plc[b]	841,528
52,011	Diageo plc	1,486,929
161,703	Elementis plc	547,319
40,084	Eurasian Natural Resources	212,490
274,300	Fenner plc	1,602,581
99,945	GlaxoSmithKline plc	2,239,531
239,437	Halma plc	1,595,873
14,092	Hikma Pharmaceuticals plc	168,306
88,850	HSBC Holdings plc ADR	4,385,636
12,692	Imperial Tobacco Group plc	480,008
138,995	Inchcape plc	903,953
633,884	Intermediate Capital Group plc	3,128,760
562,977	ITV plc	788,181
83,195	J Sainsbury plc	477,012
117,168	Lancashire Holdings, Ltd.	1,633,913
405,836	Legal & General Group plc	879,747
94,630	London Stock Exchange Group plc	1,493,144
154,428	Mondi plc	1,702,338
258,130	Morgan Crucible Company plc	1,054,646
78,853	National Grid plc	899,291
15,188	Next plc	875,538
386,668	Pace plc	1,160,622
105,800	Pearson plc	2,127,332
139,471	Persimmon plc	1,794,563
120,230	Prudential plc	1,651,204
46,949	Rio Tinto plc	2,345,422
41,331	SABMiller plc	1,761,534
51,608	Spirax-Sarco Engineering plc	1,615,782
501,565	Spirent plc	1,169,650
80,860	Sports Direct International plc[b]	521,064
225,911	Standard Chartered plc	5,348,835
683,288	Taylor Wimpey plc	675,343
105,686	Telecity Group plc	1,539,507
1,158,429	Tesco plc	5,994,260
60,385	Ultra Electronics Holdings plc	1,652,401
44,377	Unilever plc	1,655,416
17,330	Vedanta Resources plc	318,425
1,441,687	Vodafone Group plc	3,915,127
27,897	Whitbread plc	1,060,180
366,800	WPP plc	4,741,030

	Total	84,231,351

United States (0.2%)
14,600	iShares MSCI Emerging Markets Index Fund	600,206
11,600	Vanguard MSCI Emerging Markets ETF	481,284

	Total	1,081,490

	Total Common Stock (cost $605,693,016)	617,800,062

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Angola (<0.1%)
	Republic of Angola Via Northern Lights III BV
250,000	7.000%, 8/16/2019	279,375

	Total	279,375

Argentina (0.2%)
	Argentina Government International Bond
956,391	7.820%, 12/31/2033[d]	761,126
75,771	8.280%, 12/31/2033	49,251
5,284,000	0.000%, 12/15/2035[d,e]	684,882
1,060,000	0.000%, 12/15/2035[e]	109,710
330,000	0.000%, 12/15/2035[e]	35,640

	Total	1,640,609

Azerbaijan (<0.1%)
	State Oil Company of Azerbaijan Republic
200,000	5.450%, 2/9/2017	215,538

	Total	215,538

Belarus (0.1%)
	Belarus Government International Bond
466,000	8.750%, 8/3/2015	466,000

	Total	466,000

Belize (<0.1%)
	Belize Government International Bond
140,000	8.500%, 2/20/2029	54,250

	Total	54,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Bermuda (0.1%)
	China Resources Gas Group, Ltd
$400,000	4.500%, 4/5/2022	$439,046
	Digicel Group, Ltd.
370,000	8.250%, 9/30/2020[c]	398,675

	Total	837,721

Bolivia (<0.1%)
	Bolivia Government International Bond
200,000	4.875%, 10/29/2022[c]	201,000

	Total	201,000

Brazil (0.4%)
	Banco do Brasil SA/Cayman Islands
840,000	3.875%, 10/10/2022	837,480
	Banco do Estado do Rio Grande do Sul SA
460,000	7.375%, 2/2/2022[c]	522,100
	Brazil Government International Bond
570,000	2.625%, 1/5/2023	568,575
10,000	8.250%, 1/20/2034	16,400
340,000	11.000%, 8/17/2040	430,950
300,000	5.625%, 1/7/2041	384,000
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[c,f,g]	1

	Total	2,759,506

Canada (0.1%)
	Nexen, Inc.
65,000	6.400%, 5/15/2037	83,413
	PTTEP Canada International Finance, Ltd.
200,000	5.692%, 4/5/2021	232,729
200,000	5.692%, 4/5/2021[c]	232,729
210,000	6.350%, 6/12/2042[c]	265,712

	Total	814,583

Cayman Islands (0.2%)
	Country Garden Holdings Company, Ltd.
700,000	2.500%, 2/22/2013[h]	134,087
	Dubai Holding Commercial Operations MTN, Ltd.
100,000	4.750%, 1/30/2014[d]	127,022
50,000	6.000%, 2/1/2017[i]	77,582
	Evergrande Real Estate Group, Ltd.
1,000,000	7.500%, 1/19/2014[h]	153,752
	Petrobras International Finance Company
170,000	5.750%, 1/20/2020	196,092
470,000	5.375%, 1/27/2021	533,006
	Raizen Fuels Finance, Ltd.
330,000	9.500%, 8/15/2014	371,249

	Total	1,592,790

Chile (0.5%)
	AES Gener SA
70,000	5.250%, 8/15/2021[c]	78,982
140,000	5.250%, 8/15/2021	157,965
	Banco de Credito e Inversiones
580,000	3.000%, 9/13/2017[c]	588,783
	Banco del Estado de Chile
150,000	0.210%, 12/21/2012	150,000
430,000	4.125%, 10/7/2020	473,884
100,000	4.125%, 10/7/2020[c]	110,206
	Banco Santander Chile
190,000	3.875%, 9/20/2022[c]	196,124
	Chile Government International Bond
100,000	3.875%, 8/5/2020	113,500
380,000	3.250%, 9/14/2021	412,300
150,000	3.625%, 10/30/2042	146,250
	Corporacion Nacional del Cobre de Chile
100,000	7.500%, 1/15/2019	129,951
100,000	3.750%, 11/4/2020[c]	108,361
190,000	3.750%, 11/4/2020	205,886
200,000	4.250%, 7/17/2042[c]	203,248
	E-CL SA
120,000	5.625%, 1/15/2021[c]	137,233

	Total	3,212,673

Colombia (0.7%)
	Banco de Bogota SA
400,000	5.000%, 1/15/2017	428,000
	Bancolombia SA
100,000	5.950%, 6/3/2021	115,500
260,000	5.125%, 9/11/2022	271,700
	Colombia Government International Bond
20,000	8.250%, 12/22/2014	23,130
450,000	7.375%, 1/27/2017	559,125
540,000	7.375%, 3/18/2019	712,800
400,000	7.375%, 9/18/2037	617,000
520,000	6.125%, 1/18/2041	709,800
	Colombia Telecomunicaciones SA ESP
200,000	5.375%, 9/27/2022[c]	204,500
	Empresa de Energia de Bogota SA
520,000	6.125%, 11/10/2021[c]	587,600
	Empresas Publicas de Medellin ESP
100,000	7.625%, 7/29/2019	127,250
	Transportadora de Gas del Internacional SA ESP
200,000	5.700%, 3/20/2022[c]	223,000

	Total	4,579,405

Dominican Republic (0.3%)
	Dominican Republic Government International Bond
131,157	9.040%, 1/23/2018	150,831
1,410,000	7.500%, 5/6/2021	1,656,750
390,000	8.625%, 4/20/2027	468,000

	Total	2,275,581

Egypt (0.1%)
	Egypt Government International Bond
350,000	5.750%, 4/29/2020	359,625

	Total	359,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Gabon (<0.1%)
	Gabon Government International Bond
$235,000	8.200%, 12/12/2017	$284,938

	Total	284,938

Ghana (<0.1%)
	Ghana Government International Bond
190,000	8.500%, 10/4/2017	220,400

	Total	220,400

Greece (<0.1%)
	Greece Government International Bond
40,000	2.000%, 2/24/2035[d,j]	11,168
60,000	2.000%, 2/24/2036[d,j]	16,712
50,000	2.000%, 2/24/2037[d,j]	13,739
100,000	2.000%, 2/24/2038[d,j]	27,627

	Total	69,246

Guatemala (0.1%)
	Guatemala Government International Bond
390,000	5.750%, 6/6/2022[c]	444,600

	Total	444,600

Hong Kong (<0.1%)
	Zijin International Finance Company, Ltd.
100,000	4.250%, 6/30/2016	106,017

	Total	106,017

Hungary (0.1%)
	Hungary Government International Bond
100,000	3.500%, 7/18/2016[d]	124,233
190,000	4.375%, 7/4/2017[d]	239,546
31,000	3.875%, 2/24/2020[d]	37,026

	Total	400,805

Iceland (0.1%)
	Iceland Government International Bond
200,000	4.875%, 6/16/2016[c]	210,250
360,000	4.875%, 6/16/2016	378,450
110,000	5.875%, 5/11/2022[c]	119,917

	Total	708,617

Indonesia (1.1%)
	Berau Coal Energy Tbk PT
200,000	7.250%, 3/13/2017[c]	187,500
	Indonesia Government International Bond
100,000	6.750%, 3/10/2014	106,750
2,380,000	11.625%, 3/4/2019	3,617,600
721,000	4.875%, 5/5/2021	821,940
290,000	8.500%, 10/12/2035	464,725
650,000	7.750%, 1/17/2038	983,938
590,000	5.250%, 1/17/2042[c]	679,975
310,000	5.250%, 1/17/2042	357,275
	Perusahaan Penerbit SBSN
270,000	4.000%, 11/21/2018[c]	285,188

	Total	7,504,891

Iraq (0.1%)
	Iraq Government International Bond
500,000	5.800%, 1/15/2028	465,000

	Total	465,000

Ireland (0.1%)
	MTS International Funding, Ltd.
520,000	8.625%, 6/22/2020	640,276
	Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
170,000	9.125%, 4/30/2018	199,075

	Total	839,351

Ivory Coast (0.3%)

	Ivory Coast Government International Bond
2,208,000	3.750%, 12/31/2032	1,987,200

	Total	1,987,200

Kazakhstan (0.2%)
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
100,000	6.250%, 5/20/2015	109,625
	KazMunaiGaz Finance Sub BV
290,000	7.000%, 5/5/2020	356,346
	KazMunayGas National Company
240,000	11.750%, 1/23/2015	287,803
260,000	6.375%, 4/9/2021	306,475
200,000	6.375%, 4/9/2021[c]	235,750

	Total	1,295,999

Luxembourg (0.3%)
	Gazprom OAO Via Gaz Capital SA
478,000	9.250%, 4/23/2019	623,790
280,000	4.950%, 7/19/2022[c]	296,972
	Sberbank of Russia Via SB Capital SA
220,000	5.125%, 10/29/2022[c]	219,399
	TNK-BP Finance SA
490,000	7.875%, 3/13/2018	581,841
220,000	7.250%, 2/2/2020	260,566

	Total	1,982,568

Malaysia (0.1%)
	Wakala Global Sukuk Bhd
360,000	4.646%, 7/6/2021	412,904

	Total	412,904

Mexico (0.6%)
	America Movil SAB de CV
210,000	3.125%, 7/16/2022	216,549
	Mexichem SAB de CV
200,000	4.875%, 9/19/2022[c]	211,500
	Mexico Government International Bond
470,000	6.375%, 1/16/2013	475,405
540,000	5.875%, 1/15/2014	571,050
10,000	6.625%, 3/3/2015	11,290

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Mexico (0.6%) - continued
$40,000	5.625%, 1/15/2017	$46,760
16,000	3.625%, 3/15/2022	17,480
250,000	6.750%, 9/27/2034	353,750
60,000	6.050%, 1/11/2040	79,650
890,000	4.750%, 3/8/2044	987,900
60,000	5.750%, 10/12/2110	70,500
	Pemex Project Funding Master Trust
590,000	6.625%, 6/15/2035	736,025
	Petroleos Mexicanos
30,000	8.000%, 5/3/2019	39,300
200,000	5.500%, 1/21/2021	233,500
50,000	6.500%, 6/2/2041	62,063

	Total	4,112,722

Netherlands (0.1%)
	Kazakhstan Temir Zholy Finance BV
200,000	6.950%, 7/10/2042[c]	244,108
	Listrindo Capital BV
200,000	6.950%, 2/21/2019	226,484
	VimpelCom Holdings BV
200,000	7.504%, 3/1/2022[c]	216,000

	Total	686,592

Nigeria (0.1%)
	Nigeria Government International Bond
460,000	6.750%, 1/28/2021	530,150

	Total	530,150

Pakistan (<0.1%)
	Pakistan Government International Bond
200,000	6.875%, 6/1/2017	180,000
120,000	7.875%, 3/31/2036	86,400

	Total	266,400

Panama (0.3%)
	Panama Government International Bond
230,000	7.250%, 3/15/2015	262,200
527,000	8.875%, 9/30/2027	855,058
190,000	9.375%, 4/1/2029	325,850
480,000	6.700%, 1/26/2036	683,280

	Total	2,126,388

Paraguay (<0.1%)
	Banco Continental SAECA
150,000	8.875%, 10/15/2017[c]	156,000

	Total	156,000

Peru (0.3%)
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022[c]	223,500
	Corporacion Lindley SA
90,000	6.750%, 11/23/2021[c]	103,815
	Peru Government International Bond
200,000	5.625%, 11/18/2050	259,000
260,000	7.350%, 7/21/2025	378,300
445,000	8.750%, 11/21/2033	778,750
	Volcan Cia Minera SAA
10,000	5.375%, 2/2/2022	10,775
44,000	5.375%, 2/2/2022[c]	47,410

	Total	1,801,550

Philippines (0.6%)
	Energy Development Corporation
200,000	6.500%, 1/20/2021	222,135
	Philippines Government International Bond
100,000	8.375%, 6/17/2019	138,000
860,000	7.500%, 9/25/2024	1,234,100
60,000	9.500%, 10/21/2024	98,100
530,000	5.500%, 3/30/2026	670,450
284,000	9.500%, 2/2/2030	496,290
752,000	6.375%, 10/23/2034	1,045,280

	Total	3,904,355

Qatar (<0.1%)
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
239,250	5.298%, 9/30/2020	269,754

	Total	269,754

Romania (0.1%)
	Romania Government International Bond
27,000	6.500%, 6/18/2018[d]	38,390
150,000	6.750%, 2/7/2022	173,250
360,000	6.750%, 2/7/2022[c]	415,800

	Total	627,440

Russia (0.4%)
	Gazprom Neft Capital SA
230,000	4.375%, 9/19/2022[c]	230,575
	Russia Government International Bond
100,000	5.000%, 4/29/2020	115,750
1,400,000	4.500%, 4/4/2022[c]	1,566,320
709,125	7.500%, 3/31/2030	897,965

	Total	2,810,610

Serbia (0.1%)
	Serbia Government International Bond
310,000	7.250%, 9/28/2021	330,150
125,000	6.750%, 11/1/2024	123,750

	Total	453,900

Slovenia (0.2%)
	Slovenia Government International Bond
1,030,000	5.500%, 10/26/2022[c]	1,041,330
480,000	4.625%, 9/9/2024[d]	554,471
100,000	5.125%, 8/30/2026[d]	116,700

	Total	1,712,501

South Africa (0.1%)
	Peermont Global Proprietary, Ltd.
280,000	7.750%, 4/30/2014[d]	350,218

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (10.3%)	Value
South Africa (0.1%) - continued
	Transnet SOC, Ltd.
$330,000	4.000%, 7/26/2022[c]	$330,000

	Total	680,218

South Korea (0.1%)
	South Korea Government International Bond
453,000	7.125%, 4/16/2019	590,664

	Total	590,664

Sri Lanka (<0.1%)
	Sri Lanka Government International Bond
220,000	6.250%, 7/27/2021[c]	246,004

	Total	246,004

Supranational (0.2%)
	Corporacion Andina de Fomento
599,000	3.750%, 1/15/2016	629,084
424,000	4.375%, 6/15/2022	461,048

	Total	1,090,132

Thailand (<0.1%)
	PTT pcl
30,000	4.500%, 10/25/2042[c]	29,833

	Total	29,833

Turkey (0.9%)
	Anadolu Efes Biracilik Ve Malt Sanayii AS
200,000	3.375%, 11/1/2022[c]	194,000
	Export Credit Bank of Turkey
270,000	5.375%, 11/4/2016[c]	288,401
	Turkey Government International Bond
1,400,000	Zero Coupon, 9/11/2013[k]	738,161
180,000	7.000%, 9/26/2016	209,250
1,545,000	6.750%, 4/3/2018	1,839,322
422,000	5.625%, 3/30/2021	490,575
1,110,000	6.250%, 9/26/2022	1,344,765
340,000	7.375%, 2/5/2025	444,550
	Turkiye Halk Bankasi AS
200,000	4.875%, 7/19/2017	204,000
200,000	4.875%, 7/19/2017[c]	204,000
	Turkiye Is Bankasi
210,000	6.000%, 10/24/2022[c]	214,200

	Total	6,171,224

Ukraine (<0.1%)
	Ukraine Government International Bond
200,000	9.250%, 7/24/2017	218,114
100,000	8.375%, 11/3/2017	95,000

	Total	313,114

United Arab Emirates (0.1%)
	Dolphin Energy, Ltd.
192,096	5.888%, 6/15/2019	218,029
210,000	5.500%, 12/15/2021	243,285

	Total	461,314

United Kingdom (0.1%)
	HSBC Bank plc
78,000,000	Zero Coupon, 8/12/2013[c,g]	$447,706

	Total	447,706

United States (0.2%)
	Cemex Finance, LLC
230,000	9.375%, 10/12/2022[c]	240,350
	HSBC Bank USA NA/New York
996,000	Zero Coupon, 1/4/2013[g,l]	484,873
600,000	15.484%, 8/15/2040[g,m]	872,995

	Total	1,598,218

Uruguay (0.1%)
	Uruguay Government International Bond
542,000	7.625%, 3/21/2036	841,455

	Total	841,455

Venezuela (0.5%)
	Petroleos de Venezuela SA
778,400	5.250%, 4/12/2017	614,936
450,000	9.000%, 11/17/2021	372,375
300,000	5.375%, 4/12/2027	187,500
10,000	5.500%, 4/12/2037	6,125
	Venezuela Government International Bond
90,000	7.750%, 10/13/2019	78,300
630,000	9.000%, 5/7/2023	552,825
570,000	8.250%, 10/13/2024	470,250
80,000	7.650%, 4/21/2025	63,000
10,000	11.750%, 10/21/2026	10,125
1,420,000	11.950%, 8/5/2031	1,451,949

	Total	3,807,385

Vietnam (<0.1%)
	Vietnam Government International Bond
100,000	6.875%, 1/15/2016	110,500

	Total	110,500

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
50,000	6.750%, 2/9/2022[c]	54,625
	Talent Yield Investments, Ltd.
260,000	4.500%, 4/25/2022[c]	283,301

	Total	337,926

Zambia (<0.1%)
	Zambia Government International Bond
210,000	5.375%, 9/20/2022[c]	211,575

	Total	211,575

	Total Long-Term Fixed Income (cost $66,387,629)	72,406,822

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Shares	Preferred Stock (<0.1%)	Value
Brazil (<0.1%)
18,500	Vale SA	$331,097

	Total	331,097

	Total Preferred Stock (cost $328,828)	331,097

Shares	Collateral Held for Securities Loaned (0.6%)	Value
4,431,715	Thrivent Financial Securities Lending Trust	4,431,715

	Total Collateral Held for Securities Loaned (cost $4,431,715)	4,431,715

Shares or Principal Amount	Short-Term Investments (1.2%)	Value
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.160%, 12/17/2012[n,o]	99,980
8,450,079	Thrivent Financial Securities Lending Trust	8,450,079

	Total Short-Term Investments (at amortized cost)	8,550,059

	Total Investments (cost $685,391,247) 99.9%	$703,519,755

	Other Assets and Liabilities, Net 0.1%	648,154

	Total Net Assets 100.0%	$704,167,909

a	All or a portion of the security is on loan.
b	Non-income producing security.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $14,222,048 or 2.0% of total net assets.

d	Principal amount is displayed in Euros.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
f	Defaulted security. Interest is not being accrued.
g	Security is fair valued.
h	Principal amount is displayed in Chinese Yuan.
i	Principal amount is displayed in British Pounds.
j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2012.
k	Principal amount is displayed in Turkish Lira.
l	Principal amount is displayed in Brazilian Real.
m	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	At October 31, 2012, $99,980 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$67,612,039
Gross unrealized depreciation	(52,609,157)

Net unrealized appreciation (depreciation)	$15,002,882

Cost for federal income tax purposes	$688,516,873

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	851,606	–	851,606	–
Consumer Discretionary	85,881,965	–	85,881,965	–
Consumer Staples	58,796,958	3,451,884	55,345,074	–
Energy	65,816,645	12,602,230	53,214,415	–
Financials	119,324,435	10,892,816	108,431,619	–
Health Care	50,376,071	3,938,930	46,437,141	–
Industrials	103,685,414	2,738,880	100,946,534	–
Information Technology	42,654,477	2,231,352	40,423,125	–
Materials	65,554,667	3,662,303	61,892,364	–
Telecommunications Services	20,824,422	3,692,706	17,131,716	–
Utilities	4,033,402	–	4,033,402	–

Long-Term Fixed Income
Basic Materials	1,210,648	–	1,210,648	–
Capital Goods	240,350	–	240,350	–
Communications Services	1,875,075	–	1,875,075	–
Consumer Cyclical	484,305	–	484,305	–
Consumer Non-Cyclical	723,690	–	723,689	1
Energy	7,567,698	–	7,567,698	–
Financials	6,503,888	–	4,698,314	1,805,574
Foreign Government	50,100,075	–	50,100,075	–
Public Corporate	150,000	–	150,000	–
Transportation	574,108	–	574,108	–
Utilities	2,976,985	–	2,976,985	–

Preferred Stock
Materials	331,097	–	331,097	–
Collateral Held for Securities Loaned	4,431,715	4,431,715	–	–
Short-Term Investments	8,550,059	8,450,079	99,980	–

Total	$703,519,755	$56,092,895	$645,621,285	$1,805,575

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Foreign Currency Forward Contracts	170,840	–	170,840	–

Total Asset Derivatives	$170,840	$–	$170,840	$–

Liability Derivatives
Futures Contracts	9,132	9,132	–	–
Foreign Currency Forward Contracts	298,815	–	298,815	–

Total Liability Derivatives	$307,947	$9,132	$298,815	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	14	December 2012	$3,086,145	$3,084,594	($1,551)
5-Yr. U.S. Treasury Bond Futures	15	December 2012	1,863,934	1,863,750	(184)
10-Yr. U.S. Treasury Bond Futures	9	December 2012	1,198,961	1,197,281	(1,680)
20-Yr U.S. Treasury Bond Futures	1	December 2012	150,007	149,312	(695)
Mini MSCI EAFE Index Futures	14	December 2012	1,064,820	1,062,880	(1,940)
Ultra Long Term U.S. Treasury Bond Futures	(3)	December 2012	(492,199)	(495,281)	(3,082)
Total Futures Contracts					($9,132)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Australian Dollar	SSB	174,711	11/1/2012	$181,028	$181,359	$331
Brazilian Real	JPM	763,521	11/14/2012	373,469	375,249	1,780
Brazilian Real	RBC	751,033	11/21/2012	367,092	368,779	1,687
British Pound	SSB	1,743,849	11/1/2012 - 11/5/2012	2,794,953	2,814,157	19,204
Chilean Peso	CSFB	440,112,900	11/5/2012 - 11/19/2012	926,000	913,666	(12,334)
Chinese Yuan	BOA	1,405,490	2/4/2013	223,200	223,299	99
Chinese Yuan	HSBC	4,093,328	2/4/2013	645,000	650,331	5,331
Chinese Yuan	DB	2,343,700	2/4/2013	372,000	372,357	357
Colombian Peso	CSFB	253,389,891	1/17/2013	139,049	137,138	(1,911)
Euro	DB	284,000	12/19/2012	370,685	368,247	(2,438)
Euro	JPM	333,214	11/16/2012 - 12/19/2012	433,238	432,040	(1,198)
Euro	CITI	283,000	12/19/2012	371,497	366,950	(4,547)
Hungarian Forint	CSFB	20,421,020	12/19/2012	91,945	92,885	940
Indian Rupee	BB	55,173,821	11/21/2012	1,058,186	1,021,320	(36,866)
Indian Rupee	CITI	30,476,508	11/15/2012	575,300	564,829	(10,471)
Indian Rupee	HSBC	9,897,060	11/16/2012	186,000	183,388	(2,612)
Indian Rupee	SB	19,646,495	11/16/2012 -11/19/2012	371,500	363,931	(7,569)
Indian Rupee	RBS	16,606,315	11/6/2012 -11/15/2012	310,935	308,160	(2,775)
Indonesian Rupiah	SSB	213,234,307	11/1/2012	22,143	22,200	57
Israeli Shekel	JPM	1,072,249	12/19/2012	270,597	275,730	5,133
Israeli Shekel	DB	2,531,422	12/19/2012	650,000	650,959	959
Japanese Yen	SSB	145,398,262	11/1/2012	1,824,668	1,821,349	(3,319)
Japanese Yen	BB	7,324,642	12/19/2012	93,000	91,825	(1,175)
Japanese Yen	DB	22,396,262	12/19/2012	281,000	280,770	(230)
Malaysian Ringgit	UBS	1,968,658	11/23/2012	640,485	645,400	4,915
Malaysian Ringgit	JPM	870,158	1/31/2013	283,448	283,896	448
Malaysian Ringgit	MSC	873,739	1/17/2013	284,977	285,355	378
Malaysian Ringgit	DB	568,920	11/9/2012	186,000	186,673	673
Malaysian Ringgit	HSBC	859,320	11/9/2012	279,000	281,959	2,959
Malaysian Ringgit	CITI	567,765	12/3/2012	186,000	186,017	17
Mexican Peso	RBS	1,186,386	12/19/2012	92,000	90,161	(1,839)
Mexican Peso	CSFB	4,837,461	12/19/2012	369,000	367,628	(1,372)
Mexican Peso	HSBC	925,000	12/19/2012	70,933	70,296	(637)
Mexican Peso	SSB	21,892,674	11/26/2012 -12/19/2012	1,685,933	1,664,619	(21,314)
Mexican Peso	JPM	9,077,339	12/19/2012	704,096	689,841	(14,255)
Mexican Peso	UBS	4,811,681	12/19/2012	373,000	365,669	(7,331)
New Taiwan Dollar	CITI	21,710,417	11/19/2012 -12/3/2012	745,000	743,417	(1,583)
Philippines Peso	DB	15,406,206	11/19/2012	373,000	373,988	988
Philippines Peso	RBS	8,009,500	11/5/2012	193,000	194,430	1,430
Philippines Peso	JPM	22,995,285	11/5/2012 -11/14/2012	553,771	558,211	4,440
Philippines Peso	BB	42,898,120	11/5/2012 -11/19/2012	1,039,379	1,041,354	1,975
Russian Ruble	CITI	39,157,473	11/13/2012 -1/17/2013	1,244,998	1,233,289	(11,709)
Russian Ruble	UBS	8,861,243	11/13/2012 -11/26/2012	281,000	281,519	519
Russian Ruble	CSFB	23,403,759	11/6/2012 -11/27/2012	747,681	744,168	(3,513)
Russian Ruble	JPM	14,410,518	11/14/2012	465,477	458,394	(7,083)
Russian Ruble	SB	6,004,635	11/15/2012	192,920	190,975	(1,945)
South African Rand	SB	235,600	12/19/2012	26,040	27,004	964
South African Rand	BOA	1,565,840	12/19/2012	184,000	179,471	(4,529)
South African Rand	UBS	3,147,937	12/19/2012	375,025	360,806	(14,219)
South African Rand	RBC	1,514,151	12/19/2012	183,000	173,546	(9,454)
South Korea Won	SB	205,068,000	11/5/2012	184,000	188,029	4,029
South Korea Won	CITI	206,757,600	11/14/2012	186,000	189,573	3,573
South Korea Won	BB	207,352,800	11/9/2012	186,000	190,122	4,122
South Korea Won	SSB	409,898,640	11/14/2012	375,692	375,831	139
South Korea Won	DB	204,830,640	11/5/2012	184,000	187,812	3,812
Turkish Lira	RBS	666,612	12/19/2012	368,000	369,569	1,569
Turkish Lira	JPM	2,295,657	12/19/2012	1,263,917	1,272,711	8,794
Total Purchases				$27,439,257	$27,332,651	($106,606)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Australian Dollar	SSB	1,359,445	11/1/2012	$1,407,025	$1,411,178	($4,153)
Brazilian Real	UBS	3,379,039	11/14/2012 - 1/17/2013	1,650,677	1,649,738	939
Brazilian Real	SSB	16,836	11/1/2012	8,272	8,289	(17)
Brazilian Real	JPM	380,078	11/21/2012	187,000	186,629	371
Brazilian Real	BB	380,171	11/21/2012	187,000	186,675	325
British Pound	SSB	1,229,946	11/1/2012	1,970,005	1,984,841	(14,836)
Chilean Peso	CSFB	265,697,620	11/5/2012 -11/13/2012	553,337	551,772	1,565
Chinese Yuan	JPM	2,701,943	2/4/2013	422,872	429,274	(6,402)
Euro	DB	1,984,159	12/19/2012	2,563,218	2,572,745	(9,527)
Euro	CSFB	71,000	12/19/2012	91,945	92,062	(117)
Euro	MSC	71,000	12/19/2012	91,978	92,062	(84)
Euro	CITI	1,440,335	11/16/2012 - 12/19/2012	1,854,859	1,867,090	(12,231)
Euro	JPM	569,960	11/16/2012 - 12/19/2012	743,114	738,867	4,247
Euro	BB	35,290	11/1/2012	45,645	45,741	(96)
Euro	SSB	1,001,652	11/1/2012 -11/2/2012	1,291,464	1,298,284	(6,820)
Hungarian Forint	DB	20,472,850	12/19/2012	91,285	93,121	(1,836)
Indian Rupee	DB	4,883,820	11/6/2012	92,000	90,677	1,323
Indian Rupee	BOA	30,389,463	11/30/2012	560,000	561,520	(1,520)
Indian Rupee	JPM	10,149,703	11/30/2012	186,500	187,541	(1,041)
Indonesian Rupiah	SSB	67,290,671	11/1/2012	6,988	7,006	(18)
Israeli Shekel	BB	361,179	12/19/2012	93,000	92,878	122
Israeli Shekel	JPM	717,816	12/19/2012	188,000	184,587	3,413
Japanese Yen	SB	29,959,270	12/19/2012	374,000	375,583	(1,583)
Japanese Yen	CITI	53,308,591	12/19/2012	682,194	668,012	14,182
Japanese Yen	HSBC	5,531,500	12/19/2012	70,933	69,345	1,588
Japanese Yen	BIO	41,192,542	11/5/2012	516,049	516,003	46
Japanese Yen	BOA	22,043,452	11/2/2012	276,789	276,130	659
Japanese Yen	SSB	33,041,514	11/1/2012	414,938	413,898	1,040
Malaysian Ringgit	DB	571,446	11/23/2012	187,000	187,341	(341)
Mexican Peso	UBS	2,367,211	12/19/2012	183,000	179,899	3,101
Mexican Peso	DB	4,860,485	12/19/2012	373,000	369,377	3,623
Mexican Peso	BOA	4,887,095	12/19/2012	374,000	371,400	2,600
Mexican Peso	SSB	9,220,146	12/19/2012	707,000	700,694	6,306
Mexican Peso	HSBC	2,404,056	12/19/2012	185,000	182,698	2,302
Philippines Peso	RBS	8,009,500	11/5/2012	194,344	194,430	(86)
Philippines Peso	CITI	15,542,175	11/19/2012	375,000	377,289	(2,289)
Philippines Peso	BB	15,675,900	11/5/2012	380,853	380,531	322
Philippines Peso	JPM	7,666,400	11/5/2012	186,019	186,101	(82)
Russian Ruble	BOA	8,612,498	11/14/2012	279,000	273,961	5,039
Russian Ruble	CSFB	10,210,185	11/14/2012 -11/26/2012	327,000	324,506	2,494
Russian Ruble	UBS	33,687,879	11/26/2012 -11/27/2012	1,079,296	1,069,358	9,938
South African Rand	BB	3,665,610	12/19/2012	434,905	420,139	14,766
South African Rand	RBS	52,441	11/1/2012 -11/2/2012	6,035	6,048	(13)
South African Rand	MSC	1,748,057	12/19/2012	201,000	200,356	644
South African Rand	SSB	235,600	12/19/2012	26,914	27,004	(90)
South African Rand	UBS	814,262	12/19/2012	93,000	93,328	(328)
South Korea Won	SSB	409,898,640	11/5/2012	375,881	375,841	40
South Korea Won	DB	414,739,876	11/14/2012	375,000	380,270	(5,270)
Swiss Franc	SSB	4,608	11/1/2012	4,946	4,948	(2)
Turkish Lira	RBS	775,551	12/19/2012	426,000	429,965	(3,965)
Turkish Lira	JPM	1,257,215	12/19/2012	690,000	697,000	(7,000)
Turkish Lira	CSFB	1,000,846	12/19/2012	550,000	554,868	(4,868)
Turkish Lira	DB	1,310,148	9/27/2013	695,999	713,748	(17,749)
Total Sales				$25,331,279	$25,352,648	($21,369)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($127,975)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
BIO	-	Brown Brothers Harriman
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
RBS	-	The Royal Bank of Scotland

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	170,840

Total Foreign Exchange Contracts		170,840

Total Asset Derivatives		$170,840

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,192

Total Interest Rate Contracts		7,192

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,940

Total Equity Contracts		1,940

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	298,815
Total Foreign Exchange Contracts		298,815

Total Liability Derivatives		$307,947

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	53,582

Total Interest Rate Contracts		53,582

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,773)

Total Equity Contracts		(1,773)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	675,834

Total Foreign Exchange Contracts		675,834

Total		$727,643

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(4,494)

Total Interest Rate Contracts		(4,494)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	183

Total Equity Contracts		183

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(194,167)
Total Foreign Exchange Contracts		(194,167)

Total		($198,478)

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$1,173,661	0.2%	N/A	N/A
Interest Rate Contracts	16,551,760	2.5	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$39,867,945	6.0%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$–	$10,841,677	$6,409,962	4,431,715	$4,431,715	$25,016
Securities Lending Trust-Short Term Investment	–	25,283,001	16,832,922	8,450,079	8,450,079	861
Total Value and Income Earned	–				12,881,794	25,877

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (95.0%)	Value
Consumer Discretionary (17.1%)
43,041	Amazon.com, Inc.[a]	$10,020,806
21,900	AutoZone, Inc.[a]	8,212,500
307,800	Comcast Corporation	11,545,578
160,300	Home Depot, Inc.	9,839,214
130,600	Las Vegas Sands Corporation	6,065,064
79,900	NIKE, Inc.	7,301,262
4,400	Priceline.com, Inc.[a]	2,524,588
183,700	Sally Beauty Holdings, Inc.[a]	4,423,496

	Total	59,932,508

Consumer Staples (5.6%)
43,110	Anheuser-Busch InBev NV ADR	3,612,618
68,597	British American Tobacco plc ADR	6,815,798
36,200	Costco Wholesale Corporation	3,563,166
86,400	Nestle SA	5,485,383

	Total	19,476,965

Energy (8.3%)
58,900	Consol Energy, Inc.	2,070,924
53,600	EOG Resources, Inc.	6,243,864
134,000	Marathon Oil Corporation	4,028,040
119,300	Schlumberger, Ltd.	8,294,929
742,500	Weatherford International, Ltd.[a]	8,390,250

	Total	29,028,007

Financials (7.3%)
91,300	Ameriprise Financial, Inc.	5,329,181
111,200	Citigroup, Inc.	4,157,768
83,700	CME Group, Inc.	4,681,341
88,939	J.P. Morgan Chase & Company	3,706,978
224,700	Wells Fargo & Company	7,570,143

	Total	25,445,411

Health Care (13.7%)
40,200	Allergan, Inc.	3,614,784
124,400	Baxter International, Inc.	7,791,172
67,400	Biogen Idec, Inc.[a]	9,316,028
141,500	Covidien plc	7,775,425
43,800	Express Scripts Holding Company[a]	2,695,452
69,000	Shire Pharmaceuticals Group plc ADR	5,822,910
193,800	UnitedHealth Group, Inc.	10,852,800

	Total	47,868,571

Industrials (9.5%)
73,150	ADT Corporation[a]	3,036,456
150,700	Honeywell International, Inc.	9,228,868
217,700	Jacobs Engineering Group, Inc.[a]	8,401,043
92,800	Parker Hannifin Corporation	7,299,648
35,103	Pentair, Ltd.	1,482,751
146,300	Tyco International, Ltd.	3,931,081

	Total	33,379,847

Information Technology (32.5%)
55,152	Apple, Inc.	32,820,955
90,500	Citrix Systems, Inc.[a]	5,593,805
136,498	Cognizant Technology Solutions Corporation[a]	9,097,592
213,950	eBay, Inc.[a]	10,331,645
131,700	EMC Corporation[a]	3,216,114
23,503	Google, Inc.[a]	15,976,634
93,700	NetApp, Inc.[a]	2,520,530
368,814	Oracle Corporation	11,451,675
209,050	QUALCOMM, Inc.	12,245,104
234,600	Texas Instruments, Inc.	6,589,914
27,200	Visa, Inc.	3,774,272

	Total	113,618,240

Materials (1.0%)
91,994	Freeport-McMoRan Copper & Gold, Inc.	3,576,727

	Total	3,576,727

	Total Common Stock (cost $309,888,896)	332,326,276

Shares or Principal Amount	Short-Term Investments (4.9%)[b]	Value
7,293,093	Thrivent Financial Securities Lending Trust	7,293,093
	U.S. Treasury Bills
10,000,000	0.115%, 11/8/2012[b]	9,999,776

	Total Short-Term Investments (at amortized cost)	17,292,869

	Total Investments (cost $327,181,765) 99.9%	$349,619,145

	Other Assets and Liabilities, Net 0.1%	265,596

	Total Net Assets 100.0%	$349,884,741

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$36,924,811
Gross unrealized depreciation	(14,516,523)

Net unrealized appreciation (depreciation)	$22,408,288

Cost for federal income tax purposes	$327,210,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	59,932,508	59,932,508	–	–
Consumer Staples	19,476,965	13,991,582	5,485,383	–
Energy	29,028,007	29,028,007	–	–
Financials	25,445,411	25,445,411	–	–
Health Care	47,868,571	47,868,571	–	–
Industrials	33,379,847	33,379,847	–	–
Information Technology	113,618,240	113,618,240	–	–
Materials	3,576,727	3,576,727	–	–
Short-Term Investments	17,292,869	7,293,093	9,999,776	–

Total	$349,619,145	$334,133,986	$15,485,159	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	44,456

Total Foreign Exchange Contracts		44,456

Total		$44,456

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$32,798	<0.1%

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$–	$14,003,625	$14,003,625	–	$–	$5,200
Securities Lending Trust-Short Term Investment	–	8,874,217	1,581,124	7,293,093	7,293,093	381
Total Value and Income Earned	–				7,293,093	5,581

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (95.7%)	Value
Consumer Discretionary (9.3%)
113,670	CBS Corporation	$3,682,908
294,174	Delphi Automotive plc[a]	9,248,830
55,510	Harley-Davidson, Inc.	2,595,648
508,811	Lowe’s Companies, Inc.	16,475,300
410,530	News Corporation	10,000,511
117,600	Time Warner Cable, Inc.	11,655,336

	Total	53,658,533

Consumer Staples (8.8%)
215,020	CVS Caremark Corporation	9,976,928
63,283	Diageo plc ADR	7,229,450
73,730	Kimberly-Clark Corporation	6,152,768
109,268	Kraft Foods Group, Inc.[a]	4,969,509
327,806	Mondelez International, Inc.	8,699,971
82,887	Philip Morris International, Inc.	7,340,473
169,233	Unilever NV ADR[b]	6,209,159

	Total	50,578,258

Energy (11.8%)
360,940	BP plc ADR	15,480,717
96,519	Chevron Corporation	10,637,359
119,137	EOG Resources, Inc.	13,878,269
175,250	EQT Corporation	10,625,407
414,650	Marathon Oil Corporation	12,464,379
63,640	Schlumberger, Ltd.	4,424,889

	Total	67,511,020

Financials (21.6%)
120,867	ACE, Ltd.	9,506,189
147,920	Allstate Corporation	5,913,842
1,184,990	Bank of America Corporation	11,044,107
82,330	Capital One Financial Corporation	4,953,796
324,010	Citigroup, Inc.	12,114,734
49,490	Goldman Sachs Group, Inc.	6,057,081
253,230	Invesco, Ltd.	6,158,554
269,633	J.P. Morgan Chase & Company	11,238,303
545,640	KKR & Company, LP	8,211,882
469,790	MetLife, Inc.	16,672,847
298,100	State Street Corporation	13,286,317
98,393	SVB Financial Group[a]	5,568,060
396,965	Wells Fargo & Company	13,373,751

	Total	124,099,463

Health Care (14.8%)
171,440	Baxter International, Inc.	10,737,287
208,356	Covidien plc	11,449,162
397,810	Merck & Company, Inc.	18,152,070
809,490	Pfizer, Inc.	20,132,016
286,170	Sanofi ADR	12,548,555
212,223	UnitedHealth Group, Inc.	11,884,488

	Total	84,903,578

Industrials (9.0%)
62,400	FedEx Corporation	5,740,176
201,802	General Electric Company	4,249,950
135,306	Honeywell International, Inc.	8,286,140
268,820	Jacobs Engineering Group, Inc.[a]	10,373,764
59,210	SPX Corporation	4,061,214
243,752	United Technologies Corporation	19,051,656

	Total	51,762,900

Information Technology (12.1%)
675,811	Microsoft Corporation	19,284,267
241,350	NetApp, Inc.[a]	6,492,315
721,893	Oracle Corporation	22,414,778
452,150	Texas Instruments, Inc.	12,700,893
264,613	Xilinx, Inc.	8,668,722

	Total	69,560,975

Materials (1.5%)
80,181	Sigma-Aldrich Corporation	5,623,895
134,140	United States Steel Corporation[b]	2,735,115

	Total	8,359,010

Telecommunications Services (1.8%)
232,659	Verizon Communications, Inc.	10,385,898

	Total	10,385,898

Utilities (5.0%)
445,080	NiSource, Inc.	11,336,188
410,950	PG&E Corporation	17,473,594

	Total	28,809,782

	Total Common Stock (cost $489,360,554)	549,629,417

Shares	Collateral Held for Securities Loaned (1.3%)	Value
7,650,413	Thrivent Financial Securities Lending Trust	7,650,413

	Total Collateral Held for Securities Loaned (cost $7,650,413)	7,650,413

Shares or Principal Amount	Short-Term Investments (4.2%)	Value
	Federal Home Loan Bank Discount Notes
4,750,000	0.080%, 11/1/2012[c]	4,750,000
19,252,997	Thrivent Financial Securities Lending Trust	19,252,997

	Total Short-Term Investments (at amortized cost)	24,002,997

	Total Investments (cost $521,013,964) 101.2%	$581,282,827

	Other Assets and Liabilities, Net (1.2%)	(7,095,803)

	Total Net Assets 100.0%	$574,187,024

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of October 31, 2012

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$64,930,162
Gross unrealized depreciation	(5,086,463)

Net unrealized appreciation (depreciation)	$59,843,699

Cost for federal income tax purposes	$521,439,128

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	53,658,533	53,658,533	–	–
Consumer Staples	50,578,258	50,578,258	–	–
Energy	67,511,020	67,511,020	–	–
Financials	124,099,463	124,099,463	–	–
Health Care	84,903,578	84,903,578	–	–
Industrials	51,762,900	51,762,900	–	–
Information Technology	69,560,975	69,560,975	–	–
Materials	8,359,010	8,359,010	–	–
Telecommunications Services	10,385,898	10,385,898	–	–
Utilities	28,809,782	28,809,782	–	–
Collateral Held for Securities Loaned	7,650,413	7,650,413	–	–
Short-Term Investments	24,002,997	19,252,997	4,750,000	–

Total	$581,282,827	$576,532,827	$4,750,000	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$11,556,500	$87,863,012	$91,769,099	7,650,413	$7,650,413	$15,102
Securities Lending Trust-Short Term Investment	–	24,876,277	5,623,280	19,252,997	19,252,997	718
Total Value and Income Earned	11,556,500				26,903,410	15,820

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (88.5%)	Value
Consumer Discretionary (13.8%)
67,300	Amazon.com, Inc.[a]	$15,668,786
138,600	AutoZone, Inc.[a]	51,975,000
876,300	Comcast Corporation	32,870,013
552,600	Home Depot, Inc.	33,918,588
557,730	Las Vegas Sands Corporation	25,900,981
566,000	Sally Beauty Holdings, Inc.[a]	13,629,280
408,390	Time Warner Cable, Inc.	40,475,533

	Total	214,438,181

Consumer Staples (5.2%)
288,358	Anheuser-Busch InBev NV ADR[b]	24,164,400
574,400	Kimberly-Clark Corporation	47,933,680
127,700	Nestle SA	8,107,447

	Total	80,205,527

Energy (8.5%)
943,970	BP plc ADR	40,486,873
1,183,600	Marathon Oil Corporation	35,579,016
309,570	Schlumberger, Ltd.	21,524,402
3,113,100	Weatherford International, Ltd.[a]	35,178,030

	Total	132,768,321

Financials (13.6%)
212,400	ACE, Ltd.	16,705,260
1,504,350	Citigroup, Inc.	56,247,647
1,617,374	J.P. Morgan Chase & Company	67,412,148
2,210,988	KKR & Company, LP	33,275,369
1,118,450	Wells Fargo & Company	37,680,581

	Total	211,321,005

Health Care (14.0%)
203,860	Baxter International, Inc.	12,767,752
156,400	Biogen Idec, Inc.[a]	21,617,608
167,820	Covidien plc	9,221,709
1,162,270	Merck & Company, Inc.	53,034,380
2,790,013	Pfizer, Inc.	69,387,623
231,700	Shire Pharmaceuticals Group plc ADR	19,553,163
564,370	UnitedHealth Group, Inc.	31,604,720

	Total	217,186,955

Industrials (11.1%)
69,850	ADT Corporation[a]	2,899,474
362,900	FedEx Corporation	33,383,171
530,020	Honeywell International, Inc.	32,458,425
573,380	Jacobs Engineering Group, Inc.[a]	22,126,734
224,850	Parker Hannifin Corporation	17,686,701
33,520	Pentair, Ltd.	1,415,885
139,700	Tyco International, Ltd.	3,753,739
757,420	United Technologies Corporation	59,199,947

	Total	172,924,076

Information Technology (17.7%)
149,878	Apple, Inc.	89,192,398
295,900	Citrix Systems, Inc.[a]	18,289,579
234,238	Cognizant Technology Solutions Corporation[a]	15,611,963
181,100	eBay, Inc.[a]	8,745,319
40,242	Google, Inc.[a]	27,355,304
613,700	NetApp, Inc.[a]	16,508,530
1,113,320	Oracle Corporation	34,568,586
303,950	QUALCOMM, Inc.	17,803,871
1,366,830	Texas Instruments, Inc.	38,394,255
240,030	Xilinx, Inc.	7,863,383

	Total	274,333,188

Materials (1.5%)
594,785	Freeport-McMoRan Copper & Gold, Inc.	23,125,241

	Total	23,125,241

Utilities (3.1%)
1,878,680	NiSource, Inc.	47,849,980

	Total	47,849,980

	Total Common Stock (cost $1,190,345,229)	1,374,152,474

Shares	Collateral Held for Securities Loaned (0.7%)	Value
10,379,100	Thrivent Financial Securities Lending Trust	10,379,100

	Total Collateral Held for Securities Loaned (cost $10,379,100)	10,379,100

Shares or Principal Amount	Short-Term Investments (11.6%)	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.080%, 11/1/2012[c]	5,000,000
25,000,000	0.080%, 11/28/2012[c,d]	24,998,500
10,000,000	0.125%, 12/21/2012[c]	9,998,264
100,658,452	Thrivent Financial Securities Lending Trust	100,658,452
	U.S. Treasury Bills
40,000,000	0.115%, 11/8/2012[c]	39,999,105

	Total Short-Term Investments (at amortized cost)	180,654,321

	Total Investments (cost $1,381,378,650) 100.8%	$1,565,185,895

	Other Assets and Liabilities, Net (0.8%)	(12,419,122)

	Total Net Assets 100.0%	$1,552,766,773

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At October 31, 2012, $5,999,640 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2012

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$192,173,142
Gross unrealized depreciation	(25,579,118)

Net unrealized appreciation (depreciation)	$166,594,024

Cost for federal income tax purposes	$1,398,591,871

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	214,438,181	214,438,181	–	–
Consumer Staples	80,205,527	72,098,080	8,107,447	–
Energy	132,768,321	132,768,321	–	–
Financials	211,321,005	211,321,005	–	–
Health Care	217,186,955	217,186,955	–	–
Industrials	172,924,076	172,924,076	–	–
Information Technology	274,333,188	274,333,188	–	–
Materials	23,125,241	23,125,241	–	–
Utilities	47,849,980	47,849,980	–	–
Collateral Held for Securities Loaned	10,379,100	10,379,100	–	–
Short-Term Investments	180,654,321	100,658,452	79,995,869	–

Total	$1,565,185,895	$1,477,082,579	$88,103,316	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives Futures Contracts	3,781,442	3,781,442	–	–

Total Liability Derivatives	$3,781,442	$3,781,442	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	319	December 2012	$115,973,742	$112,192,300	($3,781,442)
Total Futures Contracts					($3,781,442)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Futures*	Net Assets – Net unrealized appreciation/(depreciation) on Futures contracts	3,781,442
Total Equity Contracts		3,781,442
Total Liability Derivatives		$3,781,442

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(78,015)
Futures	Net realized gains/(losses) on Futures contracts	7,841,717

Total Equity Contracts		7,763,702

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	65,707

Total Foreign Exchange Contracts		65,707

Total		$7,829,409

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(18,000)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,853,851)
Total Equity Contracts		(3,871,851)

Total		($3,871,851)

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$34,017,401	2.2%	N/A	N/A	16
Foreign Exchange Contracts	N/A	N/A	$26,318	<0.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$6,767,600	$262,172,276	$258,560,776	10,379,100	$10,379,100	$43,055
Securities Lending Trust-Short Term Investment	–	109,520,625	8,862,173	100,658,452	100,658,452	3,136
Total Value and Income Earned	6,767,600				111,037,552	46,191

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (65.9%)	Value
Consumer Discretionary (9.6%)
5,300	AutoZone, Inc.[a]	$1,987,500
84,868	Comcast Corporation[l]	3,183,399
14,172	Dollar Tree, Inc.[a]	565,038
17,451	Foot Locker, Inc.	584,608
17,500	GNC Holdings, Inc.	676,725
32,500	Home Depot, Inc.	1,994,850
80,600	Las Vegas Sands Corporation	3,743,064
13,500	Life Time Fitness, Inc.[a]	606,015
20,600	NIKE, Inc.	1,882,428
32,978	Pier 1 Imports, Inc.	672,751
25,100	Time Warner Cable, Inc.	2,487,661

	Total	18,384,039

Consumer Staples (5.9%)
22,929	Anheuser-Busch InBev NV ADR	1,921,450
13,356	Annie’s, Inc.[a,b]	527,562
10,500	Beam, Inc.	583,380
18,936	British American Tobacco plc ADR	1,881,481
11,249	Ingredion, Inc.	691,364
30,800	Nestle SA	1,955,437
54,100	Procter & Gamble Company	3,745,884

	Total	11,306,558

Energy (6.4%)
48,548	BP plc ADR	2,082,224
6,200	Concho Resources, Inc.[a]	533,944
19,900	EOG Resources, Inc.	2,318,151
69,100	Marathon Oil Corporation	2,077,146
7,766	Oil States International, Inc.[a]	567,695
35,533	Petroleum Geo-Services ASA	613,993
28,200	Schlumberger, Ltd.	1,960,746
186,200	Weatherford International, Ltd.[a]	2,104,060

	Total	12,257,959

Financials (11.7%)
25,000	ACE, Ltd.	1,966,250
5,500	Affiliated Managers Group, Inc.[a]	695,750
34,400	Ameriprise Financial, Inc.	2,007,928
4,100	Boston Properties, Inc.	435,830
68,100	Citigroup, Inc.	2,546,259
1,000	Essex Property Trust, Inc.	150,000
1,400	Federal Realty Investment Trust	150,962
15,500	Hartford Financial Services Group, Inc.	336,505
13,500	HCC Insurance Holdings, Inc.	481,140
81,700	Invesco, Ltd.	1,986,944
138,700	KKR & Company, LP	2,087,435
20,381	Lazard, Ltd.	600,424
2,700	Macerich Company	153,900
35,899	Popular, Inc.[a]	693,928
35,894	Prudential Financial, Inc.	2,047,753
3,100	Public Storage, Inc.	429,753
3,100	Rayonier, Inc. REIT	151,931
2,900	Simon Property Group, Inc.	441,409
1,900	SL Green Realty Corporation	143,070
17,100	SPDR DJ Wilshire Real Estate ETF	1,219,572
6,200	UDR, Inc.	150,474
15,700	Unum Group	318,396
7,200	Ventas, Inc.	455,544
56,200	Wells Fargo & Company	1,893,378
32,125	Zions Bancorporation[b]	689,724

	Total	22,234,259

Health Care (7.5%)
16,900	Biogen Idec, Inc.[a]	2,335,918
17,100	BioMarin Pharmaceutical, Inc.[a]	633,384
41,362	Covidien plc	2,272,842
19,100	Endo Pharmaceutical Holdings, Inc.[a]	547,406
27,100	Hologic, Inc.[a]	558,802
58,100	Sanofi ADR	2,547,685
23,200	Shire Pharmaceuticals Group plc ADR	1,957,848
38,488	UnitedHealth Group, Inc.	2,155,328
7,600	Waters Corporation[a]	621,756
7,948	Watson Pharmaceuticals, Inc.[a]	683,130

	Total	14,314,099

Industrials (8.3%)
24,000	Actuant Corporation	677,760
17,010	BE Aerospace, Inc.[a]	766,981
23,788	EMCOR Group, Inc.	765,022
16,900	Expeditors International of Washington, Inc.	618,709
25,900	FedEx Corporation	2,382,541
23,682	HNI Corporation	651,728
35,100	Honeywell International, Inc.	2,149,524
17,634	Jacobs Engineering Group, Inc.[a]	680,496
16,688	Manpower, Inc.	633,143
35,009	Parker Hannifin Corporation	2,753,808
10,687	SPX Corporation	733,022
6,700	Stericycle, Inc.[a]	634,892
31,200	United Technologies Corporation	2,438,592

	Total	15,886,218

Information Technology (11.6%)
16,091	Akamai Technologies, Inc.[a]	611,297
6,869	Apple, Inc.	4,087,742
27,000	Aruba Networks, Inc.[a,b]	490,590
117,288	Atmel Corporation[a]	547,148
21,300	Avnet, Inc.[a]	610,245
13,400	Check Point Software Technologies, Ltd.[a]	596,702
38,400	Citrix Systems, Inc.[a]	2,373,504
30,800	Cognizant Technology Solutions Corporation[a]	2,052,820
21,900	Informatica Corporation[a]	594,366
32,700	Jabil Circuit, Inc.	567,018
59,000	NetApp, Inc.[a]	1,587,100
93,518	Oracle Corporation	2,903,734
43,311	Teradyne, Inc.[a]	633,207
71,333	Texas Instruments, Inc.	2,003,744
20,000	VeriFone Systems, Inc.[a]	592,800
58,171	Xilinx, Inc.	1,905,682

	Total	22,157,699

Materials (2.6%)
4,300	Airgas, Inc.	382,571
5,100	Ashland, Inc.	362,865
9,800	Crown Holdings, Inc.[a]	374,850
6,500	FMC Corporation	347,880
86,400	Materials Select Sector SPDR Fund	3,109,536
7,100	Reliance Steel & Aluminum Company	385,814

	Total	4,963,516

Utilities (2.3%)
35,026	Calpine Corporation[a]	616,458

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

Shares	Common Stock (65.9%)	Value
Utilities (2.3%) - continued
13,958	Southwest Gas Corporation	$606,754
83,600	Utilities Select Sector SPDR Fund	3,082,332

	Total	4,305,544

	Total Common Stock (cost $117,777,948)	125,809,891

Principal Amount	Long-Term Fixed Income (34.3%)	Value
Asset-Backed Securities (1.2%)
	Carrington Mortgage Loan Trust
150,000	0.361%, 8/25/2036[c]	61,138
	Conseco Financial Corporation
205,221	6.330%, 11/1/2029	217,874
	Countrywide Asset-Backed Certificates
100,000	5.859%, 10/25/2046	64,090
	First Horizon ABS Trust
360,015	0.341%, 10/25/2026[c,d]	307,962
	GMAC Mortgage Corporation Loan Trust
471,029	0.391%, 8/25/2035[c,d]	317,038
432,517	0.391%, 12/25/2036[c,d]	311,629
	Popular ABS Mortgage Pass-Through Trust
250,000	5.297%, 11/25/2035	157,871
	Renaissance Home Equity Loan Trust
362,168	5.608%, 5/25/2036	213,874
500,000	5.285%, 1/25/2037	250,853
	Wachovia Asset Securitization, Inc.
542,953	0.351%, 7/25/2037[c,d,e]	395,733

	Total	2,298,062

Basic Materials (0.2%)
	Dow Chemical Company
200,000	4.250%, 11/15/2020	221,690
	Freeport-McMoRan Copper & Gold, Inc.
100,000	3.550%, 3/1/2022	101,820
	Xstrata Finance Canada, Ltd.
100,000	2.450%, 10/25/2017[f]	99,744

	Total	423,254

Capital Goods (0.3%)
	John Deere Capital Corporation
125,000	1.700%, 1/15/2020	125,372
	Owens Corning, Inc.
50,000	4.200%, 12/15/2022	50,537
	Republic Services, Inc.
100,000	5.000%, 3/1/2020	116,006
	Textron, Inc.
100,000	7.250%, 10/1/2019	120,872
	United Technologies Corporation
100,000	0.918%, 6/1/2015[c]	101,240

	Total	514,027

Collateralized Mortgage Obligations (0.4%)
	Bear Stearns Mortgage Funding Trust
104,288	0.491%, 8/25/2036[c]	29,708
	HomeBanc Mortgage Trust
485,215	2.634%, 4/25/2037	308,979
	J.P. Morgan Alternative Loan Trust
436,133	2.808%, 3/25/2036	300,415
	Master Asset Securitization Trust
176,512	0.711%, 6/25/2036[c]	115,381

	Total	754,483

Commercial Mortgage-Backed Securities (2.3%)
	Bear Stearns Commercial Mortgage Securities, Inc.
93,869	5.613%, 6/11/2050	96,321
152,852	0.364%, 3/15/2022[c,f]	148,332
97,106	4.487%, 2/11/2041	97,550
	Citigroup/Deutsche Bank Commercial Mortgage
250,000	5.322%, 12/11/2049	287,309
	Commercial Mortgage Pass-Through Certificates
1,000,000	0.344%, 12/15/2020[c,f]	929,513
	Credit Suisse Mortgage Capital Certificates
593,857	0.384%, 10/15/2021[c,f]	579,470
	Government National Mortgage Association
508,913	3.214%, 1/16/2040	535,427
	GS Mortgage Securities Corporation II
1,000,000	1.260%, 3/6/2020[c,f]	999,614
	Morgan Stanley Capital I
200,000	3.224%, 7/15/2049	215,972
	Wachovia Bank Commercial Mortgage Trust
375,000	5.765%, 7/15/2045	432,269

	Total	4,321,777

Communications Services (1.0%)
	American Tower Corporation
200,000	5.050%, 9/1/2020	224,740
	CBS Corporation
200,000	8.875%, 5/15/2019	275,247
	CenturyLink, Inc.
125,000	5.800%, 3/15/2022	131,573
	Crown Castle Towers, LLC
200,000	4.883%, 8/15/2020[f]	228,545
	Discovery Communications, LLC
100,000	4.950%, 5/15/2042	112,732
	Frontier Communications Corporation
120,000	6.250%, 1/15/2013	120,900
	Qwest Communications International, Inc.
150,000	7.125%, 4/1/2018	158,440
	SBA Tower Trust
200,000	5.101%, 4/15/2017[f]	222,160
	Time Warner Cable, Inc.
100,000	4.500%, 9/15/2042	102,754
	Verizon Communications, Inc.
100,000	8.950%, 3/1/2039	176,809

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (34.3%)	Value
Communications Services (1.0%) - continued
	Virgin Media Secured Finance plc
$100,000	5.250%, 1/15/2021	$116,503

	Total	1,870,403

Consumer Cyclical (0.4%)
	California Institute of Technology
150,000	4.700%, 11/1/2111	165,254
	Dartmouth College
100,000	3.760%, 6/1/2043	103,706
	Ford Motor Credit Company, LLC
200,000	3.984%, 6/15/2016	211,978
100,000	5.000%, 5/15/2018	110,304
	Macy’s Retail Holdings, Inc.
100,000	7.450%, 7/15/2017	123,971

	Total	715,213

Consumer Non-Cyclical (1.1%)
	Altria Group, Inc.
100,000	4.250%, 8/9/2042	102,143
	Anheuser-Busch InBev Worldwide, Inc.
150,000	1.375%, 7/15/2017	152,261
	Beam, Inc.
100,000	3.250%, 5/15/2022	105,026
	Colgate-Palmolive Company
250,000	2.625%, 5/1/2017	267,732
	CVS Caremark Corporation
125,000	6.125%, 9/15/2039	167,623
	Express Scripts Holding Company
100,000	3.900%, 2/15/2022[f]	109,306
	HCA, Inc.
200,000	6.500%, 2/15/2020	221,000
	Heineken NV
50,000	1.400%, 10/1/2017[f]	50,225
100,000	2.750%, 4/1/2023[f]	101,031
	Koninklijke Philips Electronics NV
150,000	3.750%, 3/15/2022	166,009
	Mayo Clinic Rochester
100,000	3.774%, 11/15/2043	99,354
	Quest Diagnostics, Inc.
250,000	4.700%, 4/1/2021	282,036
	Reynolds American, Inc.
75,000	1.050%, 10/30/2015	75,220
75,000	3.250%, 11/1/2022	75,857
	SABMiller Holdings, Inc.
200,000	3.750%, 1/15/2022[f]	219,968

	Total	2,194,791

Energy (0.6%)
	BP Capital Markets plc
250,000	4.742%, 3/11/2021	295,800
	EOG Resources, Inc.
125,000	2.625%, 3/15/2023	127,957
	Marathon Oil Corporation
25,000	0.900%, 11/1/2015	25,088
100,000	2.800%, 11/1/2022	100,801
	Rowan Companies, Inc.
125,000	4.875%, 6/1/2022	138,195
	Transocean, Inc.
200,000	7.375%, 4/15/2018	241,802
	Valero Energy Corporation
200,000	6.125%, 2/1/2020	247,040

	Total	1,176,683

Financials (4.1%)
	Ally Financial, Inc.
100,000	4.500%, 2/11/2014	103,000
	Associated Banc Corporation
125,000	1.875%, 3/12/2014	124,966
	Bank of America Corporation
100,000	5.650%, 5/1/2018	116,425
75,000	5.875%, 2/7/2042	92,185
	Bank of New York Mellon Corporation
50,000	1.281%, 11/24/2014[c]	50,719
50,000	1.700%, 11/24/2014	51,121
	Barclays Bank plc
200,000	2.375%, 1/13/2014	204,042
	Bear Stearns Companies, LLC
200,000	6.400%, 10/2/2017	240,994
	Boston Properties, LP
200,000	4.125%, 5/15/2021	219,405
	Capital One Capital V
150,000	10.250%, 8/15/2039	154,500
	Citigroup, Inc.
82,000	1.290%, 4/1/2014[c]	82,205
	CNA Financial Corporation
200,000	6.500%, 8/15/2016	230,885
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
150,000	4.750%, 1/15/2020[f]	171,969
	Credit Suisse Securities USA, LLC
300,000	1.000%, 4/28/2017[g]	311,520
	Duke Realty, LP
100,000	3.875%, 10/15/2022	104,094
	Eksportfinans ASA
100,000	2.375%, 5/25/2016	94,250
	Fifth Third Bancorp
200,000	5.450%, 1/15/2017	225,772
	General Electric Capital Corporation
200,000	3.800%, 6/18/2019[f]	213,437
	Goldman Sachs Group, Inc., Convertible
4,080	1.000%, 7/10/2013[f,h]	119,642
	Health Care REIT, Inc.
200,000	6.125%, 4/15/2020	235,344
	HSBC Holdings plc
165,000	6.500%, 5/2/2036	202,020
	ING Bank NV
50,000	5.000%, 6/9/2021[f]	56,468
	ING Capital Funding Trust III
25,000	3.962%, 12/31/2049[i]	23,469
	International Lease Finance Corporation
100,000	8.625%, 9/15/2015	112,600
	J.P. Morgan Chase & Company
150,000	2.000%, 8/15/2017	151,607
	Kommuninvest I Sverige AB
150,000	1.000%, 10/24/2017[f]	150,073
	Liberty Mutual Group, Inc.
50,000	4.950%, 5/1/2022[f]	54,603

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (34.3%)	Value
Financials (4.1%) - continued
	Liberty Property, LP
$200,000	5.500%, 12/15/2016	$227,363
	Macquarie Bank, Ltd.
100,000	5.000%, 2/22/2017[f]	108,613
	Metropolitan Life Global Funding I
250,000	3.650%, 6/14/2018[f]	274,354
	Morgan Stanley
200,000	7.300%, 5/13/2019	240,664
	National Australia Bank, Ltd.
125,000	2.000%, 6/20/2017[f]	129,225
	PNC Funding Corporation
200,000	5.125%, 2/8/2020	239,990
	Principal Financial Group, Inc.
200,000	8.875%, 5/15/2019	265,744
	Prudential Financial, Inc.
250,000	6.100%, 6/15/2017	296,688
	Rabobank Capital Funding Trust II
101,000	5.260%, 12/29/2049[f,i]	101,000
	Reinsurance Group of America, Inc.
300,000	5.625%, 3/15/2017	341,893
	Simon Property Group, LP
200,000	4.375%, 3/1/2021	225,831
	SLM Corporation
100,000	6.250%, 1/25/2016	108,005
100,000	8.000%, 3/25/2020	115,812
	Swiss RE Capital I, LP
275,000	6.854%, 5/29/2049[f,i]	286,887
	Travelers Companies, Inc.
105,000	6.250%, 6/15/2037	143,522
	UBS AG/London
200,000	1.875%, 1/23/2015[f]	203,715
	UnionBanCal Corporation
125,000	3.500%, 6/18/2022	132,483
	UnitedHealth Group, Inc.
125,000	1.400%, 10/15/2017	125,806
	WEA Finance, LLC
225,000	6.750%, 9/2/2019[f]	278,498
	Willis North America, Inc.
125,000	6.200%, 3/28/2017	143,552

	Total	7,886,960

Foreign Government (0.7%)
	Bank Nederlandse Gemeenten NV
170,000	4.375%, 2/16/2021[f]	198,747
	Chile Government International Bond
200,000	3.875%, 8/5/2020	227,000
	Corporacion Andina de Fomento
141,000	4.375%, 6/15/2022	153,320
	Kommunalbanken AS
200,000	1.000%, 9/26/2017[f]	199,572
	Mexico Government International Bond
50,000	6.050%, 1/11/2040	66,375
	Province of Manitoba
150,000	1.300%, 4/3/2017	153,465
	Province of New Brunswick
150,000	2.750%, 6/15/2018	162,112
	Province of Ontario
150,000	1.100%, 10/25/2017	150,240

	Total	1,310,831

Mortgage-Backed Securities (10.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,700,000	2.500%, 11/1/2027[j]	1,775,438
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,850,000	3.000%, 11/1/2042[j]	1,936,574
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
2,525,000	2.500%, 11/1/2027[j]	2,642,570
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,500,000	3.500%, 11/1/2042[j]	4,793,203
2,475,000	4.000%, 11/1/2042[j]	2,650,183
3,900,000	5.000%, 11/1/2042[j]	4,254,656
1,000,000	5.000%, 12/1/2042[j]	1,090,938

	Total	19,143,562

Technology (0.2%)
	Affiliated Computer Services, Inc.
200,000	5.200%, 6/1/2015	215,808
	Oracle Corporation
100,000	1.200%, 10/15/2017	100,504

	Total	316,312

Transportation (0.4%)
	Burlington Northern Santa Fe, LLC
100,000	3.050%, 9/1/2022	104,343
	Continental Airlines, Inc.
125,000	4.150%, 4/11/2024	130,875
	CSX Corporation
200,000	3.700%, 10/30/2020	217,186
	Delta Air Lines, Inc.
91,622	4.950%, 11/23/2019	99,071
50,000	4.750%, 5/7/2020	52,815
	ERAC USA Finance, LLC
200,000	5.250%, 10/1/2020[f]	229,395

	Total	833,685

U.S. Government and Agencies (9.8%)
	Federal Home Loan Banks
1,250,000	1.375%, 5/28/2014	1,272,572
150,000	0.500%, 11/20/2015	150,220
	Federal Home Loan Mortgage Corporation
250,000	1.250%, 8/1/2019	249,922
250,000	1.250%, 10/2/2019	249,305
	U.S. Treasury Bonds
1,965,000	3.000%, 5/15/2042	2,029,784
	U.S. Treasury Bonds, TIPS
150,000	0.750%, 2/15/2042	170,263
	U.S. Treasury Notes
150,000	0.750%, 6/15/2014	151,166
1,700,000	0.250%, 9/15/2015	1,694,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (34.3%)	Value
U.S. Government and Agencies (9.8%) - continued
$2,250,000	0.750%, 6/30/2017	$2,258,788
5,150,000	0.875%, 7/31/2019	5,079,187
725,000	1.625%, 8/15/2022	721,035
	U.S. Treasury Notes, TIPS
1,000,000	0.125%, 4/15/2017	1,087,644
1,625,000	1.125%, 1/15/2021	2,023,462
1,450,000	0.125%, 1/15/2022	1,613,993

	Total	18,751,364

U.S. Municipals (0.1%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
150,000	6.718%, 1/1/2049	205,218

	Total	205,218

Utilities (1.5%)
	Cleveland Electric Illuminating Company
245,000	5.700%, 4/1/2017	277,890
	Duke Energy Carolinas, LLC
100,000	4.000%, 9/30/2042	106,636
	Energy Transfer Partners, LP
250,000	4.650%, 6/1/2021	277,657
	FirstEnergy Solutions Corporation
150,000	4.800%, 2/15/2015	162,166
	ITC Holdings Corporation
225,000	6.050%, 1/31/2018[f]	264,991
	Kinder Morgan Energy Partners, LP
100,000	5.300%, 9/15/2020	118,488
	MidAmerican Energy Holdings Company
225,000	6.500%, 9/15/2037	310,688
	NiSource Finance Corporation
100,000	6.125%, 3/1/2022	123,084
100,000	3.850%, 2/15/2023	105,831
	ONEOK Partners, LP
200,000	8.625%, 3/1/2019	265,885
	Pennsylvania Electric Company
200,000	5.200%, 4/1/2020	228,363
	Sempra Energy
100,000	2.300%, 4/1/2017	104,421
	Union Electric Company
350,000	6.400%, 6/15/2017	431,311
	Williams Partners, LP
100,000	3.350%, 8/15/2022	103,666

	Total	2,881,077

	Total Long-Term Fixed Income (cost $64,208,717)	65,597,702

Fixed Income Mutual Funds (1.0%)
366,132	Thrivent High Yield Fund	1,834,321

	Total	1,834,321

	Total Other Mutual Funds (cost $1,400,000)	1,834,321

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
2,600	Discover Financial Services,
	6.500%[i]	66,170
4,000	HSBC Holdings plc, 8.000%[i]	112,880

	Total	179,050

	Total Preferred Stock (cost $164,896)	179,050

Shares	Collateral Held for Securities Loaned (0.6%)	Value
1,067,718	Thrivent Financial Securities Lending Trust	1,067,718

	Total Collateral Held for Securities Loaned (cost $1,067,718)	1,067,718

Shares or Principal Amount	Short-Term Investments (8.9%)	Value
	Federal Home Loan Bank Discount Notes
3,000,000	0.125%, 12/21/2012[k]	2,999,479
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.160%, 12/17/2012[k,l]	99,979
13,922,888	Thrivent Financial Securities Lending Trust	13,922,888

	Total Short-Term Investments (at amortized cost)	17,022,346

	Total Investments (cost $201,641,625) 110.8%	$211,511,028

	Other Assets and Liabilities, Net (10.8%)	(20,599,369)

	Total Net Assets 100.0%	$190,911,659

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
d	All or a portion of the security is insured or guaranteed.
e

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Fund owned as of October 31, 2012.

Security	Acquisition Date	Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$542,953

f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $6,729,097 or 3.5% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

g	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
h	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Denotes investments purchased on a when-issued or delayed delivery basis.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At October 31, 2012, $475,079 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$16,558,660
Gross unrealized depreciation	(6,831,788)

Net unrealized appreciation (depreciation)	$9,726,872

Cost for federal income tax purposes	$201,784,156

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Balanced Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	18,384,039	18,384,039	–	–
Consumer Staples	11,306,558	9,351,121	1,955,437	–
Energy	12,257,959	11,643,966	613,993	–
Financials	22,234,259	22,234,259	–	–
Health Care	14,314,099	14,314,099	–	–
Industrials	15,886,218	15,886,218	–	–
Information Technology	22,157,699	22,157,699	–	–
Materials	4,963,516	4,963,516	–	–
Utilities	4,305,544	4,305,544	–	–

Long-Term Fixed Income
Asset-Backed Securities	2,298,062	–	2,298,062	–
Basic Materials	423,254	–	423,254	–
Capital Goods	514,027	–	514,027	–
Collateralized Mortgage Obligations	754,483	–	754,483	–
Commercial Mortgage-Backed Securities	4,321,777	–	4,321,777	–
Communications Services	1,870,403	–	1,870,403	–
Consumer Cyclical	715,213	–	715,213	–
Consumer Non-Cyclical	2,194,791	–	2,194,791	–
Energy	1,176,683	–	1,176,683	–
Financials	7,886,960	–	7,455,798	431,162
Foreign Government	1,310,831	–	1,310,831	–
Mortgage-Backed Securities	19,143,562	–	19,143,562	–
Technology	316,312	–	316,312	–
Transportation	833,685	–	833,685	–
U.S. Government and Agencies	18,751,364	–	18,751,364	–
U.S. Municipals	205,218	–	205,218	–
Utilities	2,881,077	–	2,881,077	–
Fixed Income Mutual Funds	1,834,321	1,834,321	–	–

Preferred Stock
Financials	179,050	179,050	–	–
Collateral Held for Securities Loaned	1,067,718	1,067,718	–	–
Short-Term Investments	17,022,346	13,922,888	3,099,458	–

Total	$211,511,028	$140,244,438	$70,835,428	$431,162

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	4,209	4,209	–	–

Total Asset Derivatives	$4,209	$4,209	$–	$–

Liability Derivatives
Futures Contracts	8,811	8,811	–	–
Credit Default Swaps	38,580	–	38,580	–

Total Liability Derivatives	$47,391	$8,811	$38,580	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(15)	December 2012	($3,306,282)	($3,304,922)	$1,360
10-Yr. U.S. Treasury Bond Futures	(65)	December 2012	(8,649,880)	(8,647,031)	2,849
20-Yr U.S. Treasury Bond Futures	20	December 2012	2,995,061	2,986,250	(8,811)
Total Futures Contracts					($4,602)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$742,500	($36,695)	($1,721)	($38,416)
CDX IG, Series 18, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2017	1,500,000	7,253	(7,417)	(164)
Total Credit Default Swaps					($9,138)	($38,580)

1

As the buyer of protection, Balanced Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Balanced Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,209
Total Interest Rate Contracts		4,209

Total Asset Derivatives		$4,209

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,811
Total Interest Rate Contracts		8,811

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	38,580
Total Credit Contracts		38,580

Total Liability Derivatives		$47,391

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	1,503
Futures	Net realized gains/(losses) on Futures contracts	(183,494)

Total Interest Rate Contracts		(181,991)

Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	(6,593)
Futures	Net realized gains/(losses) on Futures contracts	606,324

Total Equity Contracts		599,731

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	13,875

Total Foreign Exchange Contracts		13,875

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	13,422

Total Credit Contracts		13,422

Total		$445,037

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(55,938)
Total Interest Rate Contracts		(55,938)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(124,267)
Total Credit Contracts		(124,267)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(132,509)
Total Equity Contracts		(132,509)

Total		($312,714)

The following table presents Balanced Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$1,138,707	0.6%	N/A	N/A	N/A	N/A	1
Interest Rate Contracts	14,791,543	7.6	N/A	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$15,058	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$1,663,518	0.9%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2012

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
High Yield	$1,728,143	$–	$–	366,132	$1,834,321	$128,399
Securities Lending Trust-Collateral Investment	3,606,713	72,228,068	74,767,063	1,067,718	1,067,718	14,258
Securities Lending Trust-Short Term Investment	–	15,288,772	1,365,884	13,922,888	13,922,888	1,636
Total Value and Income Earned	5,334,856				16,824,927	144,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Bank Loans (1.4%)[a]	Value
Consumer Non-Cyclical (0.5%)
	HCA, Inc., Term Loan
$4,270,454	3.462%, 5/1/2018	$4,272,376

	Total	4,272,376

Energy (0.1%)
	Chesapeake Energy Corporation, Term Loan
862,676	8.500%, 12/2/2017	863,504

	Total	863,504

Financials (0.3%)
	Nuveen Investments, Inc., Term Loan
2,350,000	8.250%, 2/28/2019	2,385,250

	Total	2,385,250

Technology (0.5%)
	First Data Corporation Extended, Term Loan
3,809,215	4.211%, 3/26/2018	3,628,277

	Total	3,628,277

	Total Bank Loans (cost $10,911,521)	11,149,407

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Asset-Backed Securities (0.3%)
	Renaissance Home Equity Loan Trust
2,251,417	5.746%, 5/25/2036	1,430,443
1,600,000	6.011%, 5/25/2036	941,515

	Total	2,371,958

Basic Materials (7.8%)
	AbitibiBowater, Inc.
3,659,000	10.250%, 10/15/2018	4,171,260
	APERAM
1,430,000	7.750%, 4/1/2018[b]	1,172,600
	Arch Coal, Inc.
1,900,000	7.000%, 6/15/2019[c]	1,686,250
1,500,000	7.250%, 10/1/2020[c]	1,327,500
950,000	7.250%, 6/15/2021[c]	838,375
	Consol Energy, Inc.
1,700,000	8.000%, 4/1/2017	1,797,750
2,430,000	8.250%, 4/1/2020	2,575,800
	FMG Resources Property, Ltd.
2,370,000	7.000%, 11/1/2015[b,c]	2,393,700
1,410,000	6.000%, 4/1/2017[b,c]	1,353,600
3,300,000	6.875%, 2/1/2018[b,c]	3,192,750
3,860,000	8.250%, 11/1/2019[b,c]	3,860,000
	Graphic Packaging International, Inc.
700,000	9.500%, 6/15/2017	764,750
1,400,000	7.875%, 10/1/2018	1,547,000
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
2,820,000	8.875%, 2/1/2018	2,848,200
2,850,000	9.000%, 11/15/2020	2,557,875
	Ineos Finance plc
780,000	7.500%, 5/1/2020[b]	789,750
	Inmet Mining Corporation
3,400,000	8.750%, 6/1/2020[b]	3,527,500
	LyondellBasell Industries NV
4,710,000	5.000%, 4/15/2019	5,098,575
1,400,000	6.000%, 11/15/2021	1,618,750
	Midwest Vanadium Pty., Ltd.
3,070,000	11.500%, 2/15/2018[b]	1,842,000
	NOVA Chemicals Corporation
4,890,000	8.625%, 11/1/2019	5,537,925
	Novelis, Inc.
3,550,000	8.750%, 12/15/2020	3,913,875
	Ryerson, Inc.
1,900,000	9.000%, 10/15/2017[b]	1,938,000
950,000	11.250%, 10/15/2018[b]	921,500
	Sappi Papier Holding GmbH
1,420,000	7.750%, 7/15/2017[b,c]	1,508,750
	Severstal Columbus, LLC
1,400,000	10.250%, 2/15/2018	1,442,000
	Tembec Industries, Inc.
2,820,000	11.250%, 12/15/2018	2,982,150

	Total	63,208,185

Capital Goods (7.6%)
	BE Aerospace, Inc.
3,280,000	6.875%, 10/1/2020[c]	3,640,800
	Case New Holland, Inc.
2,210,000	7.875%, 12/1/2017	2,596,750
	Cemex Finance, LLC
470,000	9.375%, 10/12/2022[b]	491,150
	Cemex SAB de CV
2,370,000	9.000%, 1/11/2018[b,c]	2,458,875
	CNH Capital, LLC
1,500,000	3.875%, 11/1/2015[b]	1,537,500
	Coleman Cable, Inc.
1,580,000	9.000%, 2/15/2018	1,682,700
	EnergySolutions, Inc.
2,350,000	10.750%, 8/15/2018	2,179,625
	Liberty Tire Recycling
1,870,000	11.000%, 10/1/2016[b]	1,851,300
	Manitowoc Company, Inc.
4,270,000	8.500%, 11/1/2020	4,793,075
	Nortek, Inc.
2,840,000	10.000%, 12/1/2018	3,148,850
1,000,000	8.500%, 4/15/2021[b]	1,070,000
2,860,000	8.500%, 4/15/2021	3,074,500
	Owens-Illinois, Inc.
3,030,000	7.800%, 5/15/2018	3,484,500
	RBS Global, Inc.
3,980,000	8.500%, 5/1/2018	4,368,050
	Reynolds Group Issuer, Inc.
1,420,000	9.000%, 4/15/2019	1,437,750
2,340,000	9.875%, 8/15/2019	2,451,150
1,900,000	5.750%, 10/15/2020[b]	1,919,000
2,370,000	8.250%, 2/15/2021	2,328,525
	RSC Equipment Rental, Inc.
2,780,000	8.250%, 2/1/2021	3,071,900
	Sealed Air Corporation
1,450,000	8.375%, 9/15/2021[b]	1,595,000
	Silgan Holdings, Inc.
3,530,000	5.000%, 4/1/2020	3,627,075
	Tekni-Plex, Inc.
3,300,000	9.750%, 6/1/2019[b]	3,531,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Capital Goods (7.6%) - continued
	UR Financing Escrow Corporation
$930,000	7.375%, 5/15/2020[b]	$1,006,725
3,750,000	7.625%, 4/15/2022[b]	4,106,250

	Total	61,452,050

Communications Services (20.1%)
	AMC Networks, Inc.
4,690,000	7.750%, 7/15/2021	5,311,425
	Cablevision Systems Corporation
3,740,000	8.625%, 9/15/2017	4,366,450
	CCO Holdings, LLC
3,750,000	7.250%, 10/30/2017	4,096,875
1,890,000	7.000%, 1/15/2019	2,031,750
700,000	7.375%, 6/1/2020	784,000
	Cequel Communications Escrow 1, LLC
2,370,000	6.375%, 9/15/2020[b]	2,399,625
	Clear Channel Worldwide Holdings, Inc.
7,140,000	9.250%, 12/15/2017	7,657,650
	Crown Castle International Corporation
5,690,000	5.250%, 1/15/2023[b]	5,889,150
	Digicel, Ltd.
3,790,000	8.250%, 9/1/2017[b]	4,074,250
1,470,000	7.000%, 2/15/2020[b]	1,543,500
	Dish DBS Corporation
2,220,000	5.875%, 7/15/2022	2,331,000
	Eileme 2 AB
3,740,000	11.625%, 1/31/2020[b]	4,202,825
	Frontier Communications Corporation
2,810,000	8.250%, 4/15/2017[c]	3,238,525
	Hughes Satellite Systems Corporation
4,400,000	6.500%, 6/15/2019	4,708,000
	Intelsat Bermuda, Ltd.
6,460,000	11.250%, 2/4/2017	6,783,000
	Intelsat Jackson Holdings SA
710,000	7.250%, 10/15/2020[b]	752,600
6,320,000	7.250%, 10/15/2020	6,715,000
1,420,000	6.625%, 12/15/2022[b,c]	1,409,350
	Intelsat Luxembourg SA
3,228,461	11.500%, 2/4/2017	3,397,955
	Lamar Media Corporation
4,950,000	5.000%, 5/1/2023[b]	4,950,000
	Leap Wireless International, Inc., Convertible
3,615,000	4.500%, 7/15/2014[c]	3,486,216
	Level 3 Financing, Inc.
1,880,000	8.125%, 7/1/2019	2,006,900
3,700,000	8.625%, 7/15/2020	4,033,000
	Satmex Escrow SA de CV
4,770,000	9.500%, 5/15/2017	5,056,200
	SBA Telecommunications, Inc.
1,540,000	5.750%, 7/15/2020[b]	1,601,600
	Sprint Capital Corporation
2,370,000	6.875%, 11/15/2028	2,423,325
	Sprint Nextel Corporation
6,100,000	9.125%, 3/1/2017	7,167,500
7,620,000	9.000%, 11/15/2018[b]	9,410,700
2,530,000	7.000%, 3/1/2020[b]	2,934,800
2,370,000	7.000%, 8/15/2020	2,601,075
	Telesat Canada
5,210,000	6.000%, 5/15/2017[b]	5,431,425
	TW Telecom Holdings, Inc.
710,000	5.375%, 10/1/2022[b]	729,525
	Univision Communications, Inc.
5,500,000	6.750%, 9/15/2022[b]	5,500,000
	UPC Holding BV
4,000,000	9.875%, 4/15/2018[b]	4,490,000
	UPCB Finance V, Ltd.
1,400,000	7.250%, 11/15/2021[b]	1,540,000
	Videotron Ltee
1,090,000	5.000%, 7/15/2022	1,128,150
	Virgin Media Finance plc
1,560,000	8.375%, 10/15/2019	1,794,000
3,400,000	4.875%, 2/15/2022	3,434,000
2,470,000	5.250%, 2/15/2022	2,581,150
	WideOpenWest Finance, LLC
5,680,000	10.250%, 7/15/2019[b]	5,978,200
	Wind Acquisition Finance SA
4,740,000	11.750%, 7/15/2017[b]	4,621,500
	XM Satellite Radio, Inc.
3,320,000	7.625%, 11/1/2018[b]	3,668,600
	Zayo Group, LLC
3,075,000	8.125%, 1/1/2020	3,367,125

	Total	161,627,921

Consumer Cyclical (13.6%)
	Algeco Scotsman Global Finance plc
3,320,000	8.500%, 10/15/2018[b]	3,419,600
	American Axle & Manufacturing, Inc.
2,800,000	7.875%, 3/1/2017[c]	2,901,500
	Beazer Homes USA, Inc.
2,800,000	6.875%, 7/15/2015	2,814,000
2,370,000	9.125%, 5/15/2019	2,488,500
	Boyd Gaming Corporation
1,980,000	9.000%, 7/1/2020[b]	1,984,950
	Burlington Coat Factory Warehouse Corporation
3,350,000	10.000%, 2/15/2019	3,697,562
	Choice Hotels International, Inc.
1,880,000	5.750%, 7/1/2022	2,058,600
	Chrysler Group, LLC
2,230,000	8.000%, 6/15/2019[c]	2,372,162
2,400,000	8.250%, 6/15/2021[c]	2,565,000
	DineEquity, Inc.
3,800,000	9.500%, 10/30/2018	4,279,750
	Eldorado Resorts, LLC
4,330,000	8.625%, 6/15/2019[c,d]	4,200,100
	General Motors Financial Company, Inc.
2,600,000	4.750%, 8/15/2017[b]	2,661,877
1,190,000	6.750%, 6/1/2018	1,319,295
	Host Hotels and Resorts, Inc.
3,290,000	5.250%, 3/15/2022[c]	3,635,450
	KB Home
930,000	7.250%, 6/15/2018	1,018,350
1,750,000	8.000%, 3/15/2020[c]	1,955,625
1,420,000	7.500%, 9/15/2022	1,542,475
	Lear Corporation
1,755,000	7.875%, 3/15/2018	1,906,369

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Consumer Cyclical (13.6%) - continued
$1,755,000	8.125%, 3/15/2020	$1,950,244
	Limited Brands, Inc.
1,430,000	6.625%, 4/1/2021	1,635,563
1,640,000	5.625%, 2/15/2022	1,769,150
	MGM Resorts International
4,693,000	10.000%, 11/1/2016	5,350,020
	Mohegan Tribal Gaming Authority
4,280,000	10.500%, 12/15/2016[b]	4,033,900
	NCL Corporation, Ltd.
1,830,000	11.750%, 11/15/2016	2,095,350
4,970,000	9.500%, 11/15/2018	5,491,850
	Peninsula Gaming, LLC
4,450,000	10.750%, 8/15/2017	5,011,812
	Realogy Corporation
2,645,000	11.500%, 4/15/2017	2,856,600
	ROC Finance, LLC
4,220,000	12.125%, 9/1/2018[b]	4,874,100
	Ryman Hospitality Properties, Inc.
4,390,000	6.750%, 11/15/2014[c]	4,390,000
	Scientific Games International, Inc.
1,900,000	6.250%, 9/1/2020[b]	1,930,875
	Seminole Indian Tribe of Florida
4,170,000	7.804%, 10/1/2020[b]	4,268,412
	Seven Seas Cruises S de RL, LLC
4,730,000	9.125%, 5/15/2019[b]	4,913,288
	Toys R Us, Inc.
1,420,000	10.375%, 8/15/2017[b]	1,451,950
	Tunica-Biloxi Gaming Authority
4,230,000	9.000%, 11/15/2015[d]	3,807,000
	West Corporation
4,350,000	8.625%, 10/1/2018	4,534,875
2,140,000	7.875%, 1/15/2019	2,182,800

	Total	109,368,954

Consumer Non-Cyclical (12.2%)
	Biomet, Inc.
6,650,000	6.500%, 10/1/2020[b]	6,467,125
	CDRT Holding Corporation
2,370,000	9.250%, 10/1/2017b	2,275,200
	Community Health Systems, Inc.
1,890,000	5.125%, 8/15/2018[c]	1,960,875
3,060,000	8.000%, 11/15/2019	3,300,975
	DaVita HealthCare Partners, Inc.
2,370,000	5.750%, 8/15/2022	2,476,650
	Del Monte Corporation
1,275,000	7.625%, 2/15/2019	1,310,063
	DJO Finance, LLC
1,400,000	9.750%, 10/15/2017	1,176,000
3,250,000	8.750%, 3/15/2018[b]	3,469,375
	Elan Finance plc
2,370,000	6.250%, 10/15/2019[b]	2,393,700
	Emergency Medical Services Corporation
4,630,000	8.125%, 6/1/2019	4,907,800
	Fresenius Medical Care US Finance, Inc.
2,340,000	6.500%, 9/15/2018[b]	2,620,800
	Grifols, Inc.
3,620,000	8.250%, 2/1/2018	4,018,200
	HCA, Inc.
4,570,000	7.500%, 2/15/2022	5,106,975
5,140,000	4.750%, 5/1/2023	5,140,000
	HealthSouth Corporation
3,560,000	5.750%, 11/1/2024	3,595,600
	Ingles Markets, Inc.
1,400,000	8.875%, 5/15/2017	1,506,750
	JBS Finance II, Ltd.
4,450,000	8.250%, 1/29/2018[c,d]	4,639,125
	JBS USA, LLC/JBS USA Finance, Inc.
2,850,000	11.625%, 5/1/2014	3,192,000
	Libbey Glass, Inc.
3,310,000	6.875%, 5/15/2020[b]	3,525,150
	Michael Foods, Inc.
3,760,000	9.750%, 7/15/2018	4,183,000
	Mylan, Inc.
2,790,000	7.875%, 7/15/2020[b]	3,149,212
	Revlon Consumer Products Corporation
3,270,000	9.750%, 11/15/2015	3,445,762
	Rite Aid Corporation
2,530,000	7.500%, 3/1/2017	2,599,575
1,790,000	9.500%, 6/15/2017	1,839,225
	Spectrum Brands Holdings, Inc.
820,000	9.500%, 6/15/2018[b]	920,450
3,300,000	9.500%, 6/15/2018	3,704,250
	Teleflex, Inc.
3,790,000	6.875%, 6/1/2019	4,074,250
	Vanguard Health Holding Company II, LLC
700,000	7.750%, 2/1/2019[b]	726,250
2,145,000	7.750%, 2/1/2019[c]	2,225,438
	Visant Corporation
4,360,000	10.000%, 10/1/2017[c]	4,212,850
	Warner Chilcott Company, LLC
3,890,000	7.750%, 9/15/2018	4,103,950

	Total	98,266,575

Energy (10.9%)
	Chaparral Energy, Inc.
2,350,000	7.625%, 11/15/2022[b]	2,485,125
	Coffeyville Resources, LLC
3,900,000	10.875%, 4/1/2017[b,c]	4,309,500
	Concho Resources, Inc.
4,760,000	6.500%, 1/15/2022	5,224,100
	Continental Resources, Inc.
950,000	5.000%, 9/15/2022[b]	1,002,250
2,340,000	5.000%, 9/15/2022	2,462,850
	Denbury Resources, Inc.
700,000	9.750%, 3/1/2016	747,250
369,000	8.250%, 2/15/2020	417,893
1,540,000	6.375%, 8/15/2021	1,686,300
	Drill Rigs Holdings, Inc.
1,190,000	6.500%, 10/1/2017[b]	1,184,050
	Energy XXI Gulf Coast, Inc.
1,890,000	9.250%, 12/15/2017	2,130,975
1,420,000	7.750%, 6/15/2019	1,540,700
	Halcon Resources Corporation
4,750,000	8.875%, 5/15/2021[b,e]	4,815,312
	Harvest Operations Corporation
4,710,000	6.875%, 10/1/2017	5,157,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Energy (10.9%) - continued
	Helix Energy Solutions Group, Inc.
$2,026,000	9.500%, 1/15/2016[b]	$2,094,378
	Helix Energy Solutions Group, Inc., Convertible
950,000	3.250%, 3/15/2032[c]	1,047,375
	Key Energy Services, Inc.
1,410,000	6.750%, 3/1/2021[b]	1,395,900
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020	2,460,937
1,930,000	7.750%, 2/1/2021	2,060,275
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
2,340,000	6.250%, 6/15/2022	2,533,050
	McJunkin Red Man Corporation
2,770,000	9.500%, 12/15/2016	2,994,370
	MEG Energy Corporation
2,840,000	6.375%, 1/30/2023[b]	3,038,800
	Newfield Exploration Company
2,840,000	5.750%, 1/30/2022	3,067,200
	Oasis Petroleum, Inc.
2,430,000	7.250%, 2/1/2019	2,600,100
1,410,000	6.500%, 11/1/2021	1,491,075
	Plains Exploration & Production Company
2,500,000	6.125%, 6/15/2019	2,493,750
1,500,000	6.750%, 2/1/2022	1,507,500
	Precision Drilling Corporation
2,200,000	6.625%, 11/15/2020	2,354,000
940,000	6.500%, 12/15/2021	994,050
	QEP Resources, Inc.
3,230,000	6.875%, 3/1/2021	3,682,200
	SandRidge Energy, Inc.
3,320,000	8.000%, 6/1/2018[b]	3,486,000
1,420,000	7.500%, 2/15/2023[b]	1,469,700
	Seadrill, Ltd.
1,420,000	5.625%, 9/15/2017[b]	1,420,000
	SESI, LLC
1,550,000	6.375%, 5/1/2019	1,658,500
2,800,000	7.125%, 12/15/2021	3,122,000
	Swift Energy Company
2,840,000	7.875%, 3/1/2022[b]	2,953,600
	United Refining Company
4,290,000	10.500%, 2/28/2018	4,686,825

	Total	87,775,340

Financials (7.8%)
	Ally Financial, Inc.
1,920,000	7.500%, 12/31/2013	2,037,600
1,590,000	5.500%, 2/15/2017	1,682,497
2,350,000	8.000%, 3/15/2020	2,802,610
4,910,000	7.500%, 9/15/2020	5,787,662
	Aviv Healthcare Properties, LP
4,730,000	7.750%, 2/15/2019	4,984,237
	CIT Group, Inc.
2,630,000	5.250%, 4/1/2014[b]	2,728,625
2,140,000	5.000%, 5/15/2017	2,255,132
	Community Choice Financial, Inc.
2,380,000	10.750%, 5/1/2019	2,314,550
	Developers Diversified Realty Corporation
2,810,000	7.875%, 9/1/2020	3,654,543
720,000	4.625%, 7/15/2022	797,714
	Eksportfinans ASA
2,330,000	2.375%, 5/25/2016	2,196,025
	Harbinger Group, Inc.
2,610,000	10.625%, 11/15/2015[c]	2,818,800
	Icahn Enterprises, LP
4,270,000	7.750%, 1/15/2016	4,462,150
5,220,000	8.000%, 1/15/2018	5,611,500
1,420,000	8.000%, 1/15/2018[b]	1,526,500
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015	2,533,500
2,050,000	8.750%, 3/15/2017	2,393,683
1,400,000	8.875%, 9/1/2017	1,648,500
1,650,000	5.875%, 4/1/2019	1,748,041
	Omega Healthcare Investors, Inc.
6,100,000	5.875%, 3/15/2024	6,496,500
	Speedy Cash, Inc.
2,250,000	10.750%, 5/15/2018[b]	2,390,625

	Total	62,870,994

Technology (4.2%)
	Alliance Data Systems Corporation
3,535,000	6.375%, 4/1/2020[b]	3,751,519
	Amkor Technology, Inc.
3,280,000	6.625%, 6/1/2021[c]	3,124,200
	Equinix, Inc.
3,330,000	8.125%, 3/1/2018	3,663,000
950,000	7.000%, 7/15/2021	1,054,500
	First Data Corporation
3,320,000	11.250%, 3/31/2016[c]	3,245,300
1,000,000	7.375%, 6/15/2019[b]	1,035,000
1,629,000	12.625%, 1/15/2021	1,681,942
	Freescale Semiconductor, Inc.
1,890,000	8.050%, 2/1/2020[c]	1,767,150
2,089,000	10.750%, 8/1/2020	2,193,450
	Infor US, Inc.
2,910,000	9.375%, 4/1/2019	3,215,550
	Jabil Circuit, Inc.
1,420,000	4.700%, 9/15/2022	1,420,000
	NXP BV/NXP Funding, LLC
2,340,000	9.750%, 8/1/2018[b]	2,731,950
	Seagate HDD Cayman
2,860,000	7.750%, 12/15/2018	3,103,100
	Sensata Technologies BV
1,900,000	6.500%, 5/15/2019[b,c]	2,004,500

	Total	33,991,161

Transportation (3.0%)
	American Petroleum Tankers, LLC
1,059,000	10.250%, 5/1/2015	1,106,655
	Avis Budget Car Rental, LLC
4,670,000	8.250%, 1/15/2019	5,096,137
	Bristow Group, Inc.
1,430,000	6.250%, 10/15/2022	1,496,137
	CMA CGM SA
4,290,000	8.500%, 4/15/2017[b,c]	3,228,225
	Continental Airlines, Inc.
2,750,000	6.750%, 9/15/2015[b]	2,877,187

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Transportation (3.0%) - continued
$470,000	6.250%, 4/11/2020	$499,963
	HDTFS, Inc.
710,000	6.250%, 10/15/2022[b]	719,763
	Navios Maritime Acquisition Corporation
1,430,000	8.625%, 11/1/2017	1,347,775
	Navios Maritime Holdings, Inc.
2,590,000	8.875%, 11/1/2017	2,654,750
2,030,000	8.125%, 2/15/2019	1,796,550
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
1,240,000	9.250%, 4/15/2019	1,174,900
	United Air Lines, Inc.
1,514,932	9.750%, 1/15/2017	1,739,142

	Total	23,737,184

Utilities (5.0%)
	AES Corporation
5,350,000	7.375%, 7/1/2021	5,978,625
	Atlas Pipeline Partners, LP
1,330,000	6.625%, 10/1/2020[b]	1,376,550
	Chesapeake Midstream Partners, LP
810,000	6.125%, 7/15/2022	856,575
	Covanta Holding Corporation
2,400,000	7.250%, 12/1/2020	2,664,212
1,650,000	6.375%, 10/1/2022	1,795,652
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
3,270,000	8.875%, 2/15/2018	3,507,075
940,000	7.125%, 6/1/2022[b]	944,700
	Energy Future Intermediate Holding Company, LLC
5,640,000	11.750%, 3/1/2022[b]	5,513,100
	Holly Energy Partners, LP
1,870,000	8.250%, 3/15/2018	2,019,600
820,000	6.500%, 3/1/2020[b]	861,000
	NRG Energy, Inc.
4,740,000	6.625%, 3/15/2023[b]	4,882,200
	Regency Energy Partners, LP
3,330,000	6.875%, 12/1/2018	3,579,750
760,000	5.500%, 4/15/2023	790,400
	Targa Resources Partners, LP
2,090,000	7.875%, 10/15/2018	2,288,550
2,140,000	5.250%, 5/1/2023[b]	2,161,400
	Tesoro Logistics, LP
880,000	5.875%, 10/1/2020[b]	910,800

	Total	40,130,189

	Total Long-Term Fixed Income (cost $706,102,925)	744,800,511

Shares	Preferred Stock (0.5%)	Value
Financials (0.5%)
3,014	Ally Financial, Inc., 7.000%[b,f]	2,904,366
57,310	Ally Financial, Inc., 8.500%[f]	1,435,615

	Total	4,339,981

	Total Preferred Stock (cost $3,466,907)	4,339,981

Shares	Common Stock (<0.1%)	Value
Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[g,h]	$4

	Total	4

	Total Common Stock (cost $2,245,000)	4

Shares	Collateral Held for Securities Loaned (8.0%)	Value
64,588,487	Thrivent Financial Securities Lending Trust	64,588,487

	Total Collateral Held for Securities Loaned (cost $64,588,487)	64,588,487

Shares or Principal Amount	Short-Term Investments (4.5%)	Value
31,101,499	Thrivent Financial Securities Lending Trust	31,101,499
	U.S. Treasury Bills
5,000,000	0.115%, 11/8/2012[i]	4,999,888

	Total Short-Term Investments (at amortized cost)	36,101,387

	Total Investments (cost $823,416,227) 106.9%	$860,979,777

	Other Assets and Liabilities, Net (6.9%)	(55,240,444)

	Total Net Assets 100.0%	$805,739,333

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $240,483,439 or 29.8% of total net assets.

c	All or a portion of the security is on loan.
d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of October 31, 2012.

Security	Acquisition Date	Cost
Eldorado Resorts, LLC	5/19/2011	$4,241,891
JBS Finance II, Ltd.	7/22/2010	4,389,213
Tunica-Biloxi Gaming Authority	11/8/2005	4,215,563

e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
g	Security is fair valued.
h	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2012

i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$45,942,177
Gross unrealized depreciation	(8,498,678)

Net unrealized appreciation (depreciation)	$37,443,499

Cost for federal income tax purposes	$823,536,278

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Consumer Non-Cyclical	4,272,376	–	4,272,376	–
Energy	863,504	–	863,504	–
Financials	2,385,250	–	2,385,250	–
Technology	3,628,277	–	3,628,277	–

Long-Term Fixed Income
Asset-Backed Securities	2,371,958	–	2,371,958	–
Basic Materials	63,208,185	–	63,208,185	–
Capital Goods	61,452,050	–	61,452,050	–
Communications Services	161,627,921	–	161,627,921	–
Consumer Cyclical	109,368,954	–	109,368,954	–
Consumer Non-Cyclical	98,266,575	–	98,266,575	–
Energy	87,775,340	–	87,775,340	–
Financials	62,870,994	–	62,870,994	–
Technology	33,991,161	–	33,991,161	–
Transportation	23,737,184	–	23,737,184	–
Utilities	40,130,189	–	40,130,189	–

Preferred Stock
Financials	4,339,981	1,435,615	2,904,366	–

Common Stock
Consumer Discretionary	4	–	–	4
Collateral Held for Securities Loaned	64,588,487	64,588,487	–	–
Short-Term Investments	36,101,387	31,101,499	4,999,888	–

Total	$860,979,777	$97,125,601	$763,854,172	$4

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives Credit Default Swaps	290,057	–	290,057	–

Total Liability Derivatives	$290,057	$–	$290,057	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2012

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$6,930,000	($273,999)	($16,058)	($290,057)
Total Credit Default Swaps					($16,058)	($290,057)

1

As the buyer of protection, High Yield Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, High Yield Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments High Yield Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	290,057

Total Credit Contracts		290,057

Total Liability Derivatives		$290,057

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	52,588

Total Interest Rate Contracts		52,588

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	246,240

Total Equity Contracts		246,240

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(228,955)

Total Credit Contracts		(228,955)

Total		$69,873

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(290,057)

Total Credit Contracts		(290,057)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(25,961)
Total Equity Contracts		(25,961)

Total		($316,018)

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$312,349	<0.1%	N/A	N/A
Interest Rate Contracts	12,194	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	$1,105,251	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust- Collateral Investment	$64,933,950	$280,203,798	$280,549,261	64,588,487	$64,588,487	$263,222
Securities Lending Trust- Short Term Investment	–	47,846,667	16,745,168	31,101,499	31,101,499	2,200
Total Value and Income Earned	64,933,950				95,689,986	265,422

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Alabama (0.1%)
	Alabama Public School and College Authority Capital Improvement Revenue Refunding Bonds
$1,500,000	5.000%, 5/1/2029, Series Aa	$1,881,420

	Total	1,881,420

Alaska (0.3%)
	Valdez, Alaska Marine Terminal Revenue Bonds (Exxon Pipeline Company)
790,000	0.220%, 10/1/2025[b]	790,000
	Valdez, Alaska Marine Terminal Revenue Bonds (ExxonMobil)
3,690,000	0.220%, 12/1/2029[b]	3,690,000

	Total	4,480,000

Arizona (0.8%)
	Arizona Health Facilities Authority Revenue Bonds (Blood Systems, Inc.)
1,000,000	5.000%, 4/1/2017	1,051,360
1,200,000	5.000%, 4/1/2018	1,261,284
	Arizona Sports and Tourism Authority Revenue Refunding Bonds (Multipurpose Stadium Facility)
500,000	4.000%, 7/1/2017, Series A	556,475
	Arizona Transportation Board Highway Revenue Bonds
1,500,000	5.000%, 7/1/2036, Series A	1,722,210
	Glendale, Arizona Industrial Development Authority Revenue Bonds (Midwestern University)
2,500,000	5.000%, 5/15/2031	2,737,900
1,000,000	5.000%, 5/15/2035	1,069,800
	Phoenix, Arizona Civic Improvement Corporation Airport Revenue Bonds
3,025,000	5.250%, 7/1/2033, Series A	3,431,984
	Phoenix-Mesa Gateway Airport Authority Special Facility Revenue Bonds
700,000	5.000%, 7/1/2038, AMT	736,085
	Yavapai County Industrial Development Authority Hospital Revenue Bonds (Yavapai Regional Medical Center)
500,000	6.000%, 8/1/2033, Series A	517,780

	Total	13,084,878

Arkansas (0.4%)
	Arkansas Community Water System Public Water Authority Water Revenue Refunding and Construction Bonds (NATL-RE Insured)
2,400,000	5.000%, 10/1/2023, Series Bc	2,404,776
	Rogers, Arkansas Sales and Use Tax Refunding and Improvement Bonds
2,975,000	4.000%, 11/1/2027, Series 2011	3,264,408
1,000,000	4.125%, 11/1/2031, Series 2011	1,088,880

	Total	6,758,064

California (12.4%)
	Anaheim Public Financing Authority Lease Revenue Bonds (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Series Ac	4,907,915
	Beverly Hills Unified School District, Los Angeles County, California General Obligation Bonds
10,000,000	Zero Coupon, 8/1/2031	4,726,000
	California Educational Facilities Authority Revenue Bonds (Stanford University)
6,615,000	5.250%, 4/1/2040	9,289,378
	California General Obligation Refunding Bonds
2,765,000	5.000%, 9/1/2015	3,100,782
	California Health Facilities Financing Authority Refunding Revenue Bonds (Lucile Salter Packard Children’s Hospital at Stanford)
3,840,000	1.450%, 8/15/2033, Series Ab	3,890,496
	California Health Facilities Financing Authority Revenue Bonds (Stanford Hospital and Clinics)
500,000	5.000%, 8/15/2017, Series B	590,510
	California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Series Aa,c	6,676,650
	California Infrastructure and Economic Development Bank Revenue Bonds (California Independent System Operator Corporation)
3,000,000	6.250%, 2/1/2039, Series A	3,250,170
	California Municipal Finance Authority Refunding Revenue Bonds (Biola University)
1,500,000	5.875%, 10/1/2034	1,636,200
	California State Department of Water Resources Supply Revenue Bonds
6,250,000	5.000%, 5/1/2016, Series M	7,202,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
California (12.4%) - continued
	California State Public Works Board Lease Revenue Bonds (Regents of the University of California - UCLA Replacement Hospital) (AGM Insured)
$4,000,000	5.375%, 10/1/2015, Series Ac	$4,000,000
	California Various Purpose General Obligation Bonds
2,000,000	5.250%, 11/1/2021[a]	2,099,720
10,000	5.250%, 4/1/2029	10,480
3,990,000	5.250%, 4/1/2029[a]	4,267,983
10,000,000	5.250%, 3/1/2038	11,083,200
10,000,000	6.000%, 4/1/2038	11,909,500
5,000,000	6.000%, 11/1/2039	6,065,750
	California Various Purpose General Obligation Bonds (NATL-RE Insured)
300,000	6.000%, 8/1/2016[c]	304,020
	Chula Vista Industrial Development Revenue Refunding Bonds (San Diego Gas & Electric Company)
2,000,000	5.875%, 2/15/2034, Series C	2,348,440
	Contra Costa County, California Home Mortgage Revenue Bonds (GNMA Collateralized)
4,030,000	7.500%, 5/1/2014[a,c]	4,462,016
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California Water System Revenue Refunding Bonds (NATL-RE FGIC Insured)
10,000,000	5.000%, 6/1/2037, Series Ac	11,230,000
	El Camino Community College District General Obligation Bonds (Election of 2002)
6,480,000	Zero Coupon, 8/1/2034, Series C	2,300,983
	Foothill-De Anza California Community College District General Obligation Bonds
5,000,000	5.000%, 8/1/2040, Series C	5,771,800
	Golden West Schools Financing Authority Revenue Bonds (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Series Ac	486,679
	Los Angeles Community College District, Los Angeles County, California General Obligation Bonds (Election 2008)
10,000,000	6.000%, 8/1/2033, Series A	12,262,100
	Los Angeles Department of Airports Revenue Bonds (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Series A	9,030,640
	Los Angeles Unified School District, Los Angeles County, California General Obligation Bonds
5,000,000	5.000%, 1/1/2034, Series I	5,679,800
	Pittsburg, California Redevelopment Agency Tax Allocation Bonds (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[c]	2,718,150
	Pomona, California Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized)
3,225,000	7.600%, 5/1/2023, Series Aa,c	4,084,398
	San Bernardino, California Single Family Mortgage Revenue Refunding Bonds (FHA/VA MTGS GNMA Collateralized)
1,150,000	7.500%, 5/1/2023, Series Aa,c	1,539,562
	San Diego Community College District, San Diego County, California General Obligation Bonds (AGM Insured)
10,000,000	5.000%, 5/1/2030[a,c]	11,135,400
	San Diego County, California Certificates of Participation
5,000,000	5.250%, 7/1/2030	5,568,750
	San Diego Unified School District General Obligation Bonds
10,000,000	Zero Coupon, 7/1/2033, Series Ad	7,982,700
	San Francisco, California City & County Airport Commission Revenue Bonds (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Series E	8,265,171
	San Jose, California Airport Revenue Bonds (AMBAC Insured)
8,000,000	5.000%, 3/1/2037, Series A, AMT[c]	8,192,880
	San Jose, California Redevelopment Agency Tax Allocation Refunding Bonds (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Series Ac	2,752,079
	Santa Monica Community College District, Los Angeles County, California General Obligation Bonds
5,000,000	Zero Coupon, 8/1/2025, Series C	3,205,700
	Tuolumne Wind Project Authority Revenue Bonds (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Series A	2,344,500
	University of California General Revenue Bonds
5,000,000	5.250%, 5/15/2039, Series O	5,703,750

	Total	202,077,002

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Colorado (4.9%)
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Cheyenne Mountain Charter Academy)
$475,000	5.125%, 6/15/2032, Series A	$486,419
1,000,000	5.375%, 6/15/2038, Series A	1,031,400
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	1,039,690
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Pinnacle Charter School, Inc.)
3,000,000	5.125%, 12/1/2039	3,106,890
	Colorado Health Facilities Authority Health Facilities Revenue Bonds (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024	2,400,463
1,000,000	6.125%, 6/1/2038, Series Aa	1,090,800
10,000,000	5.000%, 12/1/2042	10,706,300
	Colorado Health Facilities Authority Hospital Revenue Refunding Bonds (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,225,690
	Colorado Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation
405,000	5.500%, 11/1/2027[a]	516,638
1,140,000	5.500%, 11/1/2027	1,321,568
	Colorado Housing and Finance Authority Single Family Program Bonds
150,000	6.700%, 8/1/2017, Series B-3	154,974
	Colorado Water Resources and Power Development Authority Clean Water Revenue Bonds (FSA Insured)
5,000	6.250%, 9/1/2013, Series Ac	5,020
	Colorado Water Resources and Power Development Authority Small Water Resources Revenue Bonds (NATL-RE FGIC Insured)
300,000	5.250%, 11/1/2021, Series Aa,c	300,000
3,225,000	5.250%, 11/1/2021, Series Aa,c	3,225,000
	Denver Health and Hospital Authority Healthcare Revenue Bonds
2,000,000	5.250%, 12/1/2031, Series A	2,099,160
	Denver, Colorado Airport System Revenue Bonds (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Series Ac	5,542,750
	Denver, Colorado Board of Water Commissioners General Obligation Water Refunding Bonds
6,000,000	5.600%, 10/1/2029[a]	6,294,120
	Denver, Colorado Health & Hospital Authority Healthcare Revenue Bonds
5,000,000	5.500%, 12/1/2030	5,542,000
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, Colorado General Obligation Refunding Bonds (AGM Insured)
10,000,000	5.000%, 12/15/2016, Series Ac	11,327,600
	Larimer County, Colorado, Poudre School District R-1 General Obligation Improvement Bonds (NATL-RE-IBC Insured)
3,000,000	7.000%, 12/15/2016[c]	3,369,510
	Northwest Parkway Public Highway Authority Revenue Bonds (AMBAC Insured)
4,000,000	5.700%, 6/15/2021, Series Ca,c	4,722,920
	University of Colorado University Enterprise Revenue Bonds
1,250,000	5.375%, 6/1/2032, Series A	1,494,975
9,790,000	5.000%, 6/1/2033	11,437,363

	Total	80,441,250

District of Columbia (0.9%)
	District of Columbia Income Tax Secured Revenue Refunding Bonds
2,325,000	5.000%, 12/1/2017, Series A	2,802,997
5,225,000	5.000%, 12/1/2028, Series C	6,185,773
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
4,995,000	6.250%, 5/15/2024	5,109,185

	Total	14,097,955

Florida (4.8%)
	Broward County, Florida Water and Sewer Utility Revenue Bonds
3,000,000	5.250%, 10/1/2034, Series A	3,444,930
	CityPlace Community Development District Special Assessment and Revenue Refunding Bonds
500,000	5.000%, 5/1/2017	565,010
2,000,000	5.000%, 5/1/2026	2,278,720
	Florida State Board of Education Public Education Capital Outlay Bonds (NATL-RE-IBC Insured)
90,000	9.125%, 6/1/2014[c]	97,119

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Florida (4.8%) - continued
	Greater Orlando Aviation Authority Airport Facilities Revenue Bonds
$1,500,000	5.000%, 10/1/2039, Series C	$1,640,775
	Gulf Breeze, Florida Revenue Refunding Bonds
2,000,000	5.000%, 12/1/2033	2,212,300
	Hillsborough County, Florida Community Investment Tax Refunding Revenue Bonds
4,025,000	5.000%, 11/1/2017, Series B	4,772,080
	Hillsborough County, Florida Industrial Development Authority Pollution Control Revenue Refunding Bonds (Tampa Electric Company)
2,500,000	5.150%, 9/1/2025, Series B	2,591,225
	Jacksonville Port Authority Revenue and Refunding Bonds
2,265,000	5.000%, 11/1/2038, Series A, AMT	2,446,132
	Leon County Educational Facilities Authority Certificates of Participation (Southgate Residence Hall Project)
1,145,000	8.500%, 9/1/2017[a]	1,553,433
	Miami-Dade County Authority Toll System Revenue Bonds (Florida Expressway)
2,000,000	5.000%, 7/1/2040, Series A	2,178,820
	Miami-Dade County, Florida Aviation Revenue Bonds (Miami International Airport - Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Series B	8,516,175
8,000,000	5.500%, 10/1/2041, Series A	8,865,040
	Miami-Dade County, Florida Public Facilities Revenue Bonds (Jackson Health System) (AGM Insured)
2,000,000	5.625%, 6/1/2034[c]	2,247,540
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Health, Inc.)
5,000,000	5.125%, 10/1/2026	5,595,250
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Series Ac	3,252,609
	Orange County, Orlando Expressway Authority Revenue Bonds
4,070,000	5.000%, 7/1/2035, Series C	4,522,910
	Orange County, Orlando Expressway Authority Revenue Bonds (Florida Expressway)
3,600,000	5.000%, 7/1/2030, Series A	4,083,804
	South Miami, Florida Health Facilities Authority Hospital Revenue Bonds (Baptist Health South Florida)
6,000,000	5.000%, 8/15/2032	6,449,880
	St. Johns County Industrial Development Authority Revenue Bonds (Presbyterian Retirement Communities)
6,415,000	5.875%, 8/1/2040, Series A	7,163,117
	Tallahassee, Florida Consolidated Utility Systems Revenue Bonds
4,000,000	5.000%, 10/1/2032	4,586,200

	Total	79,063,069

Georgia (1.3%)
	Atlanta, Georgia Airport General Revenue Bonds
1,000,000	5.000%, 1/1/2033, Series C, AMT	1,124,100
500,000	5.000%, 1/1/2034, Series C, AMT	559,960
500,000	5.000%, 1/1/2037, Series C, AMT	554,165
	Brunswick, Georgia Water and Sewer Revenue Refunding and Improvement Bonds (NATL-RE Insured)
1,500,000	6.100%, 10/1/2019[a,c]	1,848,105
	Burke County Development Authority Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Series C	6,523,020
	Chatham County Hospital Authority, Savannah, Georgia Hospital Revenue Improvement Bonds (Memorial Health University Medical Center, Inc.)
1,560,000	5.750%, 1/1/2029, Series Aa	1,656,673
	Cherokee County, Georgia Water and Sewerage Authority Water and Sewerage Revenue Bonds (Refunding and Improvements) (NATL-RE Insured)
4,910,000	5.500%, 8/1/2018[c]	5,607,564
	Milledgeville and Baldwin County Development Authority Revenue Bonds (Georgia College and State University Foundation Property III, LLC Student Housing System)
2,500,000	5.500%, 9/1/2024[a]	2,761,400

	Total	20,634,987

Hawaii (1.9%)
	Hawaii Airports System Revenue Bonds
3,040,000	5.250%, 7/1/2030, Series A	3,552,179

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Hawaii (1.9%) - continued
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Revenue Refunding Bonds
$1,000,000	5.125%, 11/15/2032	$1,072,510
1,000,000	5.250%, 11/15/2037	1,065,800
	Hawaii State Harbor System Revenue Bonds
6,000,000	5.250%, 7/1/2030, Series A	6,943,680
	Honolulu City and County, Hawaii General Obligation Bonds (NATL-RE Insured)
1,410,000	5.250%, 3/1/2027, Series Aa,c	1,429,627
	Honolulu, Hawaii Board of Water Supply Water System Revenue Bonds (NATL-RE Insured)
5,000,000	5.000%, 7/1/2036, Series Ac	5,463,250
	Honolulu, Hawaii General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
2,555,000	6.250%, 4/1/2014, Series Ac	2,766,912
	Honolulu, Hawaii General Obligation Bonds (NATL-RE Insured)
8,590,000	5.250%, 3/1/2027, Series Aa,c	8,729,330

	Total	31,023,288

Illinois (8.4%)
	Broadview, Cook County, Illinois Tax Increment Revenue Bonds
1,000,000	5.375%, 7/1/2015	1,000,840
	Chicago General Obligation Bonds (City Colleges of Chicago Capital Improvement) (NATL-RE FGIC Insured)
10,000,000	Zero Coupon, 1/1/2024[c]	6,463,900
	Chicago Metropolitan Water Reclamation District General Obligation Refunding Bonds
7,950,000	5.250%, 12/1/2032, Series C	10,546,629
	Chicago Tax Increment Allocation Bonds (Near South Redevelopment Project) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014, Series Ac	6,657,624
	Chicago, Illinois Midway Airport Revenue Bonds
2,000,000	5.000%, 1/1/2034, Series Bb	2,152,760
	Cook County, Illinois Community Consolidated School District No. 15 Limited Tax Capital Appreciation School Bonds (NATL-RE FGIC Insured)
1,000,000	Zero Coupon, 12/1/2014[a,c]	953,910
	Cook County, Illinois School District No. 99 (Cicero) General Obligation School Bonds (NATL-RE FGIC Insured)
1,565,000	8.500%, 12/1/2014[c]	1,772,848
1,815,000	8.500%, 12/1/2016[c]	2,264,448
	Illinois Educational Facilities Authority Revenue Bonds (Northwestern University)
4,900,000	5.250%, 11/1/2032[a]	5,605,355
	Illinois Finance Authority Revenue Bonds (DePaul University)
4,000,000	6.000%, 10/1/2032, Series A	4,681,320
	Illinois Finance Authority Revenue Bonds (Rush University Medical Center)
5,000,000	7.250%, 11/1/2038, Series A	6,442,000
	Illinois Finance Authority Revenue Bonds (The Art Institute of Chicago)
2,390,000	5.000%, 3/1/2034, Series A	2,711,598
	Illinois Finance Authority Revenue Refunding Bonds (Rush University Medical Center) (NATL-RE Insured)
2,000,000	5.250%, 11/1/2035, Series Bc	2,150,700
	Illinois Finance Authority Sales Tax Revenue Bonds
2,000,000	5.000%, 6/15/2028	2,122,540
	Illinois General Obligation Bonds
5,000,000	5.000%, 3/1/2027	5,529,050
5,000,000	5.000%, 9/1/2031, Series A	5,329,300
	Illinois General Obligation Refunding Bonds
9,000,000	5.000%, 8/1/2017	10,359,810
	Illinois Health Facilities Authority Revenue Bonds (Centegra Health System)
2,000,000	5.250%, 9/1/2018	2,003,660
	Illinois Health Facilities Authority Revenue Refunding Bonds (Lutheran General Health System) (AGM-CR Insured)
2,020,000	6.000%, 4/1/2018, Series Cc	2,353,037
	Illinois Health Facilities Authority Revenue Refunding Bonds (Thorek Hospital and Medical Center)
3,065,000	5.250%, 8/15/2018	3,070,885
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds) (NATL-RE FGIC Insured)
7,975,000	5.750%, 6/15/2018, 2nd Series[c]	9,874,645
	Joliet Regional Port District, Illinois Marine Terminal Revenue Refunding Bonds (Exxon)
450,000	0.220%, 10/1/2024[b]	450,000
	McHenry and Lake Counties, Illinois, Community High School District No. 157 General Obligation School Bonds (AGM Insured)
3,035,000	9.000%, 12/1/2017[c]	4,006,595

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Illinois (8.4%) - continued
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE FGIC Insured)
$885,000	5.500%, 6/15/2015, Series Ac	$978,908
17,505,000	Zero Coupon, 6/15/2020, Series Ac	13,665,453
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	5.500%, 6/15/2020, Series Bc	8,067,430
3,100,000	Zero Coupon, 6/15/2024, Series Ac	1,961,711
2,000,000	Zero Coupon, 12/15/2024, Series Ac	1,237,980
	Railsplitter Tobacco Settlement Authority Tobacco Settlement Revenue Bonds
6,000,000	5.000%, 6/1/2017	6,824,880
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois Revenue Bonds (NATL-RE FGIC Insured)
3,000,000	6.700%, 11/1/2021, Series Ac	3,669,630
	University of Illinois Auxiliary Facilities System Revenue Bonds
2,500,000	5.750%, 4/1/2038, Series A	2,837,075

	Total	137,746,521

Indiana (1.8%)
	East Chicago Elementary School Building Corporation, Lake County, Indiana First Mortgage Refunding Bonds
650,000	6.250%, 1/5/2016	688,103
	Indiana Bond Bank Special Program Bonds (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Series D	7,861,560
	Indiana Finance Authority Hospital Revenue Bonds (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Series A	1,772,385
	Indiana Health and Educational Facility Financing Authority Health System Revenue Refunding Bonds (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
500,000	5.250%, 5/15/2041, Series Ec	534,590
	Indiana Municipal Power Agency Power Supply System Revenue Bonds
4,155,000	5.000%, 1/1/2042, Series A	4,669,555
	Indiana Transportation Finance Authority Highway Revenue Bonds
190,000	6.800%, 12/1/2016, Series A	210,944
	Indiana Transportation Finance Authority Highway Revenue Bonds (NATL-RE-IBC Insured)
2,210,000	7.250%, 6/1/2015, Series Ac	2,431,685
	Indianapolis Local Public Improvement Bond Bank Bonds (Waterworks)
5,000,000	5.750%, 1/1/2038, Series A	5,698,050
	Knox County, Indiana Economic Development Revenue and Refunding Bonds (Good Samaritan Hospital)
2,850,000	5.000%, 4/1/2037, Series A	3,120,608
1,650,000	5.000%, 4/1/2042, Series A	1,802,575

	Total	28,790,055

Iowa (0.5%)
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Revenue Bonds
3,165,000	5.400%, 6/1/2029	3,525,082
	Des Moines, Iowa Airport Authority Revenue Refunding Bonds
1,205,000	5.000%, 6/1/2024, AMT	1,368,760
	Waterloo Iowa Community School District Tax Revenue Refunding Bonds (School Infrastructure Sales, Services, and Use)
3,560,000	5.000%, 7/1/2029, Series A	3,861,247

	Total	8,755,089

Kansas (0.4%)
	Kansas Development Finance Authority Revenue Bonds
3,500,000	5.000%, 5/15/2030, Series S	3,716,195
	Salina, Kansas Hospital Refunding and Improvement Revenue Bonds (Salina Regional Health Center, Inc.)
1,725,000	5.000%, 10/1/2036	1,803,384
	Sedgwick and Shawnee Counties, Kansas Single Family Mortgage Revenue Bonds (GNMA Collateralized)
85,000	6.700%, 6/1/2029, Series A- 2[c]	89,002
	Wyandotte County/Kansas City, Kansas Sales Tax Special Obligation Revenue Refunding Bonds (Redevelopment Project Area B)
1,625,000	5.000%, 12/1/2020	1,630,606

	Total	7,239,187

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Kentucky (0.9%)
	Kentucky Economic Development Finance Authority Hospital Revenue Bonds (Owensboro Medical Health System, Inc.)
$5,980,000	6.375%, 6/1/2040, Series A	$7,106,034
	Kentucky Economic Development Finance Authority Revenue Bonds (Louisville Arena Authority, Inc.) (AGM Insured)
1,000,000	6.000%, 12/1/2033, Series A-1[c]	1,105,810
	Paducah, Kentucky Electric Plant Board Revenue Bonds (AGM Insured)
2,500,000	5.250%, 10/1/2035, Series Ac	2,779,325
	Pikeville, Kentucky Hospital Revenue Bonds (Pikeville Medical Center, Inc.)
3,500,000	6.500%, 3/1/2041	4,127,550

	Total	15,118,719

Louisiana (2.6%)
	Louisiana Public Facilities Authority Revenue Bonds (University of New Orleans Research and Technology Foundation, Inc. - Student Housing) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[c]	5,065,715
	Louisiana State Gas and Fuels Tax Revenue Bonds
5,000,000	5.000%, 5/1/2033, Series B	5,793,350
7,000,000	5.000%, 5/1/2045, Series B	7,988,190
	Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,605,000	8.000%, 12/1/2012, Series Ac,e	2,609,525
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
15,500,000	5.125%, 6/1/2037, Series A	16,876,400
	St. Tammany Parish, Louisiana Utilities Revenue Bonds
2,000,000	5.500%, 8/1/2035, Series B	2,279,200
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
2,435,000	5.500%, 5/15/2030, Series 2001B	2,494,633

	Total	43,107,013

Maryland (0.3%)
	Maryland Economic Development Corporation Student Housing Revenue Bonds (University Village at Sheppard Pratt) (ACA Insured)
1,550,000	6.000%, 7/1/2033[c]	1,491,348
	Morgan State University Academic Fees and Auxiliary Facilities Fees Revenue Refunding Bonds (NATL-RE Insured)
2,860,000	6.050%, 7/1/2015[c]	3,095,578

	Total	4,586,926

Massachusetts (5.0%)
	Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds
6,000,000	5.250%, 7/1/2031, Series A	7,958,580
	Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Series Bc	6,721,850
	Massachusetts Development Finance Agency Revenue Bonds
3,000,000	5.000%, 7/1/2042, Series J	3,475,080
	Massachusetts Development Finance Agency Revenue Bonds (Northeastern University)
750,000	5.000%, 10/1/2031	868,643
	Massachusetts General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
4,935,000	5.250%, 1/1/2013, Series Ac	4,973,986
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology)
15,000,000	5.250%, 7/1/2033, Series L	21,113,400
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Tufts University)
5,400,000	5.500%, 2/15/2028, Series M	7,380,288
	Massachusetts Port Authority Revenue Bonds
1,000,000	5.000%, 7/1/2037, Series A, AMT	1,128,950
8,300,000	5.000%, 7/1/2042, Series A, AMT	9,297,826
	Massachusetts School Building Authority Sales Tax Refunding Bonds
10,000,000	5.000%, 8/15/2021, Series A	12,680,100
	Massachusetts Water Pollution Abatement Trust Pool Program Refunding Bonds
5,000,000	5.000%, 8/1/2024	6,471,300

	Total	82,070,003

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Michigan (1.8%)
	East Lansing Building Authority, Ingham and Clinton Counties, Michigan Building Authority Bonds (General Obligation Limited Tax)
$2,000,000	5.700%, 4/1/2020	$2,403,020
	Grand Valley State University General Revenue Bonds
1,025,000	5.750%, 12/1/2034	1,136,008
	Kalamazoo Hospital Finance Authority Hospital Revenue Bonds (AGM Insured)
4,000,000	5.250%, 5/15/2036[c]	4,493,440
	Kalamazoo Hospital Finance Authority Hospital Revenue Refunding Bonds (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Series Ac	3,578,802
	Kent County, Michigan General Obligation Bonds
2,775,000	5.000%, 1/1/2024, AMT	3,255,242
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Crittenton Hospital Medical Center)
2,750,000	5.500%, 3/1/2022, Series A	2,773,100
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Sisters of Mercy Health Corporation) (NATL-RE Insured)
40,000	5.375%, 8/15/2014, Series Pa,c	42,062
1,250,000	5.375%, 8/15/2014, Series Pa,c	1,314,450
	Michigan State Trunk Line Fund Refunding Bonds (AGM Insured)
5,000,000	5.000%, 11/1/2022[c]	5,523,550
	Rochester Community School District, Oakland and Macomb Counties, Michigan School Building and Site General Obligation Bonds (NATL-RE Q-SBLF Insured)
4,500,000	5.000%, 5/1/2019[c]	5,396,445

	Total	29,916,119

Minnesota (3.2%)
	Baytown Township, Minnesota Lease Revenue Bonds (St. Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Series A	1,047,330
750,000	5.750%, 8/1/2042	754,290
	Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
800,000	6.000%, 12/1/2021	842,720
	Minnesota Agricultural and Economic Development Board Health Care System Revenue Bonds (Fairview Hospital and Healthcare Services) (NATL-RE Insured)
$85,000	5.750%, 11/15/2026, Series Ac	$85,260
	Minnesota Higher Education Facilities Authority Revenue Bonds
1,575,000	5.250%, 12/1/2035, Series H	1,726,673
	Minnesota Higher Education Facilities Authority Revenue Bonds (College of St. Scholastica, Inc.)
1,800,000	6.300%, 12/1/2040, Series 7J	2,040,912
	Minnesota Higher Education Facilities Authority Revenue Bonds (University of St. Thomas)
530,000	5.250%, 10/1/2019, Series 5- Y	569,167
	North Oaks, Minnesota Senior Housing Revenue Bonds (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	2,131,580
	Northern Municipal Power Agency, Minnesota Electric System Revenue Bonds (AMBAC Insured)
2,000,000	5.000%, 1/1/2026, Series Ac	2,233,200
	Rochester, Minnesota Health Care Facilities Revenue Bonds (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,102,440
	St. Cloud, Minnesota Health Care Revenue Bonds (CentraCare Health System)
2,040,000	5.125%, 5/1/2030, Series A	2,273,784
	St. Louis Park, Minnesota Health Care Facilities Revenue Refunding Bonds (Park Nicollet Health Services)
2,000,000	5.250%, 7/1/2030, Series Ba	2,158,840
1,000,000	5.750%, 7/1/2030, Series C	1,140,350
5,580,000	5.750%, 7/1/2039	6,337,094
	St. Paul, Minnesota Housing and Redevelopment Authority Educational Facility Revenue Refunding Bonds (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,431,600
	St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
230,000	5.250%, 5/15/2019	250,863
1,500,000	5.250%, 5/15/2036	1,577,070
	Tobacco Securitization Authority Tobacco Settlement Revenue Bonds
5,610,000	5.000%, 3/1/2018, Series B	6,409,818

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Minnesota (3.2%) - continued
	Tobacco Securitization Authority Tobacco Settlement Revenue Bonds - continued
$10,000,000	5.250%, 3/1/2023, Series B	$11,817,500
	University of Minnesota Revenue Bonds (State Supported Biomedical Science Research Facilities Funding)
1,655,000	5.000%, 8/1/2030, Series B	2,015,658
	Winona, Minnesota Health Care Facilities Refunding Revenue Bonds (Winona Health Obligated Group)
500,000	5.000%, 7/1/2034	523,575

	Total	51,469,724

Missouri (1.4%)
	Jackson County, Missouri Special Obligation Bonds (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[c]	7,940,850
	Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds
4,200,000	5.000%, 6/1/2037, Series A	4,438,728
	Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Revenue Bonds
175,000	5.250%, 1/1/2018	176,078
825,000	5.250%, 1/1/2018[a]	831,460
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Barnes-Jewish, Inc./Christian Health Services)
3,000,000	5.250%, 5/15/2014, Series A	3,101,100
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (BJC Health System)
2,500,000	5.000%, 5/15/2020, Series A	2,722,100
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake Regional Health System)
1,500,000	5.600%, 2/15/2025	1,539,315
	St. Louis, Missouri Airport Revenue Refunding Bonds (Lambert-St. Louis International Airport)
900,000	5.000%, 7/1/2016, AMT	992,358
1,000,000	5.000%, 7/1/2032, AMT	1,078,560

	Total	22,820,549

Montana (0.4%)
	Montana Facility Finance Authority Hospital Facilities Revenue Bonds (St. Peter’s Hospital)
3,860,000	5.250%, 6/1/2018	4,052,537
	Montana Facility Finance Authority Revenue Bonds (Providence Health & Services)
2,830,000	5.000%, 10/1/2024	3,130,546

	Total	7,183,083

Nebraska (1.6%)
	Douglas County, Nebraska Hospital Authority No. 3 Health Facilities Refunding and Revenue Bonds (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048	2,159,340
	Lincoln, Nebraska Lincoln Electric System Revenue Refunding Bonds
2,500,000	5.000%, 9/1/2037	2,915,600
	Nebraska Public Power District General Revenue Bonds (AMBAC Insured)
2,500,000	5.000%, 1/1/2013, Series Bc	2,518,450
	Omaha, Nebraska Public Power District Electric System Revenue Bonds
5,780,000	5.000%, 2/1/2046, Series Aa	6,114,893
	University of Nebraska Student Fees and Facilities Revenue Bonds
5,000,000	5.000%, 7/1/2023, Series Ba	5,251,300
1,000,000	5.000%, 7/1/2037	1,148,680
	University of Nebraska Student Fees and Facilities Revenue Refunding Bonds
3,050,000	5.000%, 7/1/2038	3,557,947
	University of Nebraska Student Housing Revenue Bonds
1,680,000	5.000%, 5/15/2040, Series B	1,898,854

	Total	25,565,064

New Hampshire (0.2%)
	New Hampshire State Turnpike System Revenue Bonds
1,000,000	5.000%, 2/1/2017, Series Bf	1,167,860
	New Hampshire State Turnpike System Revenue Refunding Bonds
2,000,000	5.000%, 10/1/2019	2,464,920

	Total	3,632,780

New Jersey (1.3%)
	Hudson County, New Jersey Refunding Certificates of Participation (NATL-RE Insured)
2,000,000	6.250%, 12/1/2015[c]	2,238,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
New Jersey (1.3%) - continued
	New Jersey Educational Facilities Authority Revenue Refunding Bonds (Kean University)
$1,000,000	5.500%, 9/1/2036, Series A	$1,146,510
	New Jersey General Obligation Bonds (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Series Lc	1,232,800
	New Jersey Transportation Trust Fund Authority Revenue Bonds
1,500,000	5.000%, 6/15/2026, Series A	1,776,105
	New Jersey Transportation Trust Fund Authority Transportation System Bonds (AGM Insured)
5,000,000	5.500%, 12/15/2016, Series Ac	5,908,400
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS Insured)
260,000	6.500%, 1/1/2016, Series Ca,c	308,958
260,000	6.500%, 1/1/2016, Series Ca,c	288,223
485,000	6.500%, 1/1/2016, Series Cc	564,356
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS-BNY Insured)
2,860,000	6.500%, 1/1/2016, Series Ca,c	3,170,453
	Ocean County, New Jersey Utilities Authority Wastewater Revenue Bonds (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[c]	4,189,554

	Total	20,824,039

New Mexico (0.8%)
	Jicarilla, New Mexico Apache Nation Revenue Bonds
3,500,000	5.500%, 9/1/2023, Series A	3,608,010
	Sandoval County, New Mexico Incentive Payment Refunding Revenue Bonds
9,000,000	5.000%, 6/1/2020	9,563,940

	Total	13,171,950

New York (6.6%)
	Metropolitan Transportation Authority State Service Contract Refunding Bonds
5,000,000	5.500%, 7/1/2017, Series A	6,026,000
	Metropolitan Transportation Authority Transit Facilities Service Contract Bonds
250,000	5.750%, 7/1/2013, Series Oa	259,068
	New York City General Obligation Bonds
12,000,000	5.250%, 8/1/2017, Series B	13,011,840
220,000	5.500%, 8/1/2022, Series Aa	228,587
1,530,000	5.500%, 8/1/2022, Series A	1,585,294
5,000,000	4.900%, 12/15/2028, Series F2[b]	5,205,200
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
5,000,000	5.000%, 6/15/2038, Series A	5,657,500
11,155,000	5.750%, 6/15/2040, Series A	13,318,847
2,000,000	5.375%, 6/15/2043, Series EE	2,372,900
	New York City Transitional Finance Authority Future Tax Secured Bonds
15,000,000	5.000%, 11/1/2033, Series D-1	17,697,900
	New York City Transitional Finance Authority Future Tax Secured Refunding Bonds
2,540,000	5.375%, 11/15/2021, Series Aa	2,543,708
	New York City Trust for Cultural Resources Refunding Revenue Bonds (The Museum of Modern Art)
2,000,000	5.000%, 4/1/2017, Series A	2,345,820
	New York State Dormitory Authority State Personal Income Tax Revenue Bonds
5,125,000	5.000%, 2/15/2029, Series A	6,100,954
	New York State Dormitory Authority State University Educational Facilities Revenue Bonds
2,000,000	7.500%, 5/15/2013, Series A	2,076,540
5,000,000	5.875%, 5/15/2017, Series A	5,912,350
	New York State Liberty Development Corporation Liberty Revenue Bonds
10,000,000	5.250%, 12/15/2043	11,574,500
	New York State Local Government Assistance Corporation Refunding Bonds (NATL-RE-IBC Insured)
2,000,000	5.250%, 4/1/2016, Series Ec	2,272,840
	New York State Urban Development Corporation State Personal Income Tax Revenue Bonds (State Facilities and Equipment)
3,870,000	5.000%, 3/15/2036, Series B-1	4,524,881
	Port Authority of New York and New Jersey Bonds (AGM Insured)
5,000,000	4.750%, 12/15/2022, AMT[c]	5,162,350

	Total	107,877,079

North Carolina (2.5%)
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds
5,000,000	5.500%, 1/1/2014, Series D	5,285,250
4,000,000	5.375%, 1/1/2017, Series Ca	4,032,120
7,170,000	5.250%, 1/1/2020, Series A	8,440,524
2,580,000	5.000%, 1/1/2021, Series A	3,159,726
2,000,000	5.000%, 1/1/2026, Series B	2,286,020
1,475,000	6.000%, 1/1/2026, Series Aa	2,013,611

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
North Carolina (2.5%) - continued
	North Carolina Eastern Municipal Power Agency Power System Revenue Refunding Bonds
$2,500,000	5.000%, 1/1/2017, Series D	$2,914,900
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds
3,200,000	5.000%, 1/1/2025, Series A	3,675,360
1,250,000	5.000%, 1/1/2030, Series A	1,404,462
	Raleigh-Durham, North Carolina Airport Authority Revenue Bonds
4,435,000	5.000%, 5/1/2036, Series A	5,045,079
	Wake County Industrial Facilities and Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company)
2,000,000	5.375%, 2/1/2017	2,026,460

	Total	40,283,512

North Dakota (0.7%)
	North Dakota Public Finance Authority Revenue Bonds (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Series A	1,778,557
	South Central Regional Water District, North Dakota Utility System Revenue Bonds (Refunding and Northern Burleigh County Expansion)
2,945,000	5.650%, 10/1/2029, Series Aa	3,239,382
	Ward County, North Dakota Health Care Facilities Refunding Revenue Bonds (Trinity)
2,810,000	6.250%, 7/1/2021, Series B	2,815,507
	Ward County, North Dakota Health Care Facilities Revenue Bonds (Trinity)
2,895,000	5.125%, 7/1/2025	3,055,991

	Total	10,889,437

Ohio (3.0%)
	Akron, Ohio Non-Tax Revenue Economic Development Bonds (NATL-RE Insured)
310,000	6.000%, 12/1/2012[a,c]	311,701
	AMP Fremont Energy Center Revenue Bonds
3,000,000	5.000%, 2/15/2037, Series B	3,326,130
	Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Bonds
11,925,000	5.125%, 6/1/2024, Series A-2	10,307,374
	Kent State University General Receipts Bonds
350,000	5.000%, 5/1/2017, Series A	406,955
1,500,000	5.000%, 5/1/2037, Series A	1,698,450
	Lucas County, Ohio Health Care System Refunding Revenue Bonds (Sunset Retirement Communities)
1,250,000	5.125%, 8/15/2025	1,366,712
1,750,000	5.500%, 8/15/2030	1,924,633
	Miami University, Ohio General Receipts Revenue and Refunding Bonds
1,600,000	5.000%, 9/1/2036	1,831,680
	Ohio Higher Educational Facility Commission Revenue Bonds (Case Western Reserve University)
2,000,000	6.500%, 10/1/2020, Series B	2,476,160
	Ohio Higher Educational Facility Commission Revenue Bonds (Kenyon College)
4,740,000	5.250%, 7/1/2044	5,205,800
	Ohio Turnpike Commission Turnpike Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,000,000	5.500%, 2/15/2024, Series Ac	2,581,840
10,000,000	5.500%, 2/15/2026, Series Ac	13,159,000
	Port of Greater Cincinnati Development Authority Economic Development Revenue Bonds (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
1,750,000	5.000%, 10/1/2025	1,850,240
	University of Cincinnati General Receipts Bonds (AMBAC Insured)
2,545,000	5.000%, 6/1/2016, Series Da,c	2,731,218

	Total	49,177,893

Oklahoma (0.2%)
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds
1,545,000	6.000%, 1/1/2038, Series A	1,745,896
	Oklahoma State Turnpike Authority Revenue Bonds
500,000	5.000%, 1/1/2028, Series A	593,315

	Total	2,339,211

Oregon (0.2%)
	Clackamas County, Oregon Hospital Facility Authority Revenue Bonds (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Series A	335,136
	Salem-Keizer School District No. 24J, Marion and Polk Counties, Oregon General Obligation Bonds
5,000,000	Zero Coupon, 6/15/2028, Series B	3,078,950

	Total	3,414,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Pennsylvania (3.8%)
	Allegheny County Hospital Development Authority Revenue Bonds (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Series B	3,557,670
2,000,000	5.625%, 8/15/2039	2,259,500
	Beaver County Industrial Development Authority Pollution Control Revenue Refunding Bonds (FirstEnergy Nuclear Generation)
3,000,000	2.700%, 4/1/2035, Series A, AMT	3,016,530
5,000,000	2.500%, 12/1/2041, Series Bb	5,010,700
	Cornwall-Lebanon School District, Lebanon County, General Obligation Notes (AGM Insured)
2,000,000	Zero Coupon, 3/15/2016[c]	1,893,800
1,520,000	Zero Coupon, 3/15/2017[c]	1,406,958
	Cumberland County, Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,750,000	5.000%, 1/1/2027	2,886,400
2,000,000	6.125%, 1/1/2029	2,244,800
2,455,000	5.000%, 1/1/2036	2,517,750
	Lancaster County Hospital Authority Hospital Revenue Bonds (Lancaster General Hospital)
2,000,000	5.500%, 3/15/2026[a]	2,087,040
	Lycoming County Authority Health System Revenue Bonds (Susquehanna Health System)
6,795,000	5.750%, 7/1/2039, Series A	7,475,111
	Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue Bonds
3,000,000	5.000%, 7/1/2020, Series B	3,703,320
	Pennsylvania Turnpike Commission Turnpike Revenue Bonds (AGM Insured)
8,000,000	Zero Coupon, 6/1/2033, Series Cc,d	8,559,840
10,070,000	6.250%, 6/1/2038, Series Cc	12,215,212
	Philadelphia Authority for Industrial Development Revenue Bonds (Please Touch Museum)
2,000,000	5.250%, 9/1/2026	1,940,580
	York County, Pennsylvania Solid Waste and Refuse Authority Solid Waste System Refunding Revenue Bonds (NATL-RE FGIC Insured)
1,000,000	5.500%, 12/1/2012[c]	1,000,000

	Total	61,775,211

Puerto Rico (0.5%)
	Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing Authority Cogeneration Facility Revenue Bonds (AES Puerto Rico)
7,655,000	6.625%, 6/1/2026, AMT	7,659,363
	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Bonds
1,000,000	5.000%, 8/1/2022, Series C	1,204,710

	Total	8,864,073

South Carolina (1.5%)
	Greenwood County, South Carolina Hospital Facilities Refunding Revenue Bonds (Self Regional Healthcare)
1,120,000	5.000%, 10/1/2024, Series B	1,268,971
2,890,000	5.000%, 10/1/2031, Series B	3,205,444
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,456,257
	Piedmont, South Carolina Municipal Power Agency Electric Revenue Bonds (NATL-RE FGIC Insured)
4,000,000	6.250%, 1/1/2021[c]	5,179,040
	South Carolina Jobs-Economic Development Authority Hospital Refunding and Improvement Revenue Bonds (Palmetto Health Alliance)
605,000	6.875%, 8/1/2027, Series Ca	633,961
4,895,000	6.875%, 8/1/2027, Series Ca	5,129,324
	South Carolina Public Service Authority Revenue Obligations (Santee Cooper)
3,765,000	5.500%, 1/1/2038, Series A	4,429,071
	Spartanburg, South Carolina Water System Revenue Bonds (FGIC Insured)
2,000,000	5.250%, 6/1/2028[a,c]	2,154,180

	Total	24,456,248

South Dakota (0.9%)
	South Dakota Educational Enhancement Funding Corporation Tobacco Settlement Asset-Backed Bonds
5,000,000	6.500%, 6/1/2032, Series B	5,176,050
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System)
1,170,000	5.625%, 4/1/2032[a]	1,195,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
South Dakota (0.9%) - continued
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Regional Health)
$1,000,000	5.000%, 9/1/2023	$1,117,780
820,000	5.000%, 9/1/2025	908,822
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Sanford Health)
5,000,000	5.000%, 11/1/2040	5,292,000
1,250,000	5.500%, 11/1/2040	1,394,775

	Total	15,085,097

Tennessee (0.4%)
	Jackson, Tennessee Hospital Revenue Refunding and Improvement Bonds (Jackson- Madison County General Hospital)
2,060,000	5.625%, 4/1/2038	2,287,733
3,450,000	5.750%, 4/1/2041	3,848,958
	Metropolitan Government of Nashville and Davidson County, Tennessee Health and Educational Facilities Board Revenue Bonds (Belmont University)
600,000	5.000%, 11/1/2030	656,778

	Total	6,793,469

Texas (12.0%)
	Alliance Airport Authority, Inc. Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
10,285,000	4.850%, 4/1/2021, AMT	11,079,619
	Amarillo Health Facilities Corporation Hospital Revenue Bonds (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[c]	2,150,140
	Austin, Texas Combined Utility Systems Revenue Refunding Bonds (NATL-RE FGIC-TCRS Insured)
885,000	6.000%, 11/15/2013[c]	887,451
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Dymaxion and Marbach Park Apartments) (NATL-RE Insured)
1,930,000	6.000%, 8/1/2023, Series Ac	1,935,346
	Clifton Higher Education Finance Corporation Education Revenue Bonds (IDEA Public Schools)
1,000,000	5.000%, 8/15/2042	1,056,150
	Clifton Higher Education Finance Corporation Education Revenue Bonds (Uplift Education)
4,000,000	6.250%, 12/1/2045, Series A	4,530,000
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport)
5,000,000	5.000%, 11/1/2035, Series F, AMT	5,489,500
12,500,000	5.000%, 11/1/2038, Series D, AMT	13,682,875
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (NATL-RE Insured)
1,000,000	5.500%, 11/1/2016, Series A, AMT[c]	1,002,990
500,000	5.500%, 11/1/2017, Series A, AMT[c]	501,420
	Dallas Independent School District, Dallas County, Texas Unlimited Tax School Building Bonds (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[c]	12,390,000
	Deer Park Independent School District, Harris County, Texas School Building Refunding Bonds (PSF-GTD Insured)
1,375,000	5.000%, 2/15/2013[c]	1,393,356
	Denton, Texas Utility System Revenue Bonds (AGM Insured)
3,210,000	5.250%, 12/1/2015, Series Aa,c	3,221,781
	Gulf Coast Waste Disposal Authority, Texas Pollution Control Revenue Refunding Bonds (Exxon)
7,000,000	0.220%, 6/1/2020[b]	7,000,000
7,450,000	0.220%, 10/1/2024[b]	7,450,000
	Harris County General Obligation and Revenue Refunding Bonds (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[c]	5,157,740
	Harris County Health Facilities Development Corporation Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System)
2,000,000	7.250%, 12/1/2035, Series B	2,492,500
	Harris County Industrial Development Corporation Pollution Control Revenue Bonds (Exxon)
2,000,000	0.220%, 3/1/2024[b]	2,000,000
	Harris County Toll Road Revenue and Refunding Bonds
6,500,000	5.250%, 8/15/2047, Series B	7,377,240

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Texas (12.0%) - continued
	Houston, Texas Water and Sewer System Revenue Refunding Bonds (AGM Insured)
$10,000,000	5.750%, 12/1/2032, Series Aa,c	$14,921,700
	Lewisville Independent School District, Denton County, Texas Unlimited Tax School Building and Refunding Bonds (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[c]	4,774,039
	Lower Colorado River Authority Revenue Refunding Bonds (AGM Insured)
215,000	5.875%, 5/15/2015, Series Ac	215,830
	North East Independent School District, Bexar County, Texas Unlimited Tax Refunding Bonds (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	6,584,000
2,000,000	5.250%, 2/1/2029[c]	2,648,140
	North Texas Education Finance Corporation Education Revenue Bonds (Uplift Education)
2,500,000	5.125%, 12/1/2042, Series A	2,648,275
	North Texas Health Facilities Development Corporation Hospital Revenue Bonds (United Regional Healthcare System, Inc.)
2,600,000	6.000%, 9/1/2023[a]	2,720,926
	North Texas Tollway Authority System Revenue Refunding Bonds
15,000,000	5.000%, 9/1/2030, Series D	17,448,600
1,000,000	5.625%, 1/1/2033, Series A	1,129,580
5,000,000	5.000%, 1/1/2042, Series B	5,549,850
	North Texas Tollway Authority System Revenue Refunding Bonds (AGM Insured)
5,000,000	Zero Coupon, 1/1/2028, Series Dc	2,706,950
	Pharr, Texas Higher Education Finance Authority Education Revenue Bonds (IDEA Public Schools)
2,500,000	6.250%, 8/15/2029, Series A	2,837,225
2,000,000	6.500%, 8/15/2039, Series A	2,287,740
	Ridge Parc Development Corporation Multifamily Housing Revenue Bonds (GNMA Collateralized)
1,000,000	6.100%, 6/20/2033[c]	1,051,300
2,795,000	6.150%, 11/20/2041[c]	2,937,964
	San Juan, Texas Higher Education Finance Authority Education Revenue Bonds (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Series A	2,338,800
	San Leanna Education Facilities Corporation Higher Education Revenue Bonds (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,251,686
1,000,000	5.125%, 6/1/2027	1,065,470
	Socorro, Texas Independent School District General Obligation Refunding Bonds (School Building) (PSF-GTD Insured)
2,000,000	5.000%, 8/15/2034[c]	2,314,600
	Southeast Texas Housing Finance Corporation Single Family Mortgage Revenue Bonds (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,c]	11,058,874
	Southwest Higher Education Authority, Inc. Higher Education Revenue Bonds (Southern Methodist University)
1,500,000	5.000%, 10/1/2041	1,713,105
	Tarrant County College District, Texas General Obligation Refunding Bonds
1,410,000	5.375%, 2/15/2013	1,430,403
	Tarrant County Cultural Education Facilities Finance Corporation Hospital Revenue Bonds (Hendrick Medical Center) (AGM Insured)
1,250,000	5.250%, 9/1/2026, Series Bc	1,414,063
2,000,000	5.250%, 9/1/2027, Series Bc	2,253,320
1,000,000	5.250%, 9/1/2028, Series Bc	1,122,100
	Tarrant County Cultural Education Facilities Finance Corporation Refunding Revenue Bonds (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Series A	2,226,500
	Texas College Student Loan General Obligation Bonds
1,900,000	5.000%, 8/1/2017, AMT	2,227,769
	Westlake, Certificates of Obligation
315,000	6.500%, 5/1/2013	324,437
350,000	6.500%, 5/1/2015[a]	382,158
335,000	6.500%, 5/1/2017[a]	365,780
1,650,000	5.750%, 5/1/2024[a]	1,783,238
2,000,000	5.800%, 5/1/2032[a]	2,162,980

	Total	196,695,510

Utah (0.9%)
	Riverton, Utah Hospital Revenue Bonds (IHC Health Services, Inc.)
3,000,000	5.000%, 8/15/2041	3,330,420
	Utah Associated Municipal Power Systems Revenue and Refunding Bonds (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,728,460

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Utah (0.9%) - continued
	Utah County, Utah Hospital Revenue Bonds (IHC Health Services, Inc.)
$3,000,000	5.000%, 5/15/2043	$3,390,630
	Utah State Charter School Finance Authority Charter School Revenue Bonds (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,053,490

	Total	14,503,000

Virginia (1.2%)
	Fairfax County, Virginia Industrial Development Authority Health Care Revenue Bonds (Inova Health System)
1,000,000	5.000%, 5/15/2025, Series C	1,153,610
	Fairfax County, Virginia Industrial Development Authority Hospital Revenue Refunding Bonds (Inova Health System Hospitals)
2,500,000	5.250%, 8/15/2019	2,884,575
	Virginia Commonwealth Transportation Board Revenue Bonds
10,000,000	5.000%, 5/15/2034	11,733,100
	Virginia Port Authority Port Facilities Revenue Refunding Bonds
2,000,000	5.000%, 7/1/2040	2,223,060
	Virginia Small Business Financing Authority Revenue Bonds (Elizabeth River Crossings Opco, LLC)
2,000,000	6.000%, 1/1/2037, AMT	2,288,340

	Total	20,282,685

Washington (3.6%)
	Franklin County, Washington, Pasco School District No. 1 Unlimited Tax General Obligation Bonds (NATL-RE Insured)
6,000,000	5.250%, 12/1/2022[a,c]	7,000,800
	FYI Properties Lease Revenue Bonds (State of Washington DIS)
2,500,000	5.500%, 6/1/2034	2,830,400
	King County, Washington Limited Tax General Obligation Bonds
1,100,000	5.125%, 1/1/2033	1,292,555
	Tobacco Settlement Authority Tobacco Settlement Asset-Backed Bonds
6,890,000	6.500%, 6/1/2026	7,185,994
	Washington Economic Development Finance Authority Lease Revenue Bonds (Washington Biomedical Research Properties II) (NATL-RE Insured)
5,620,000	5.000%, 6/1/2030[c]	6,043,242
	Washington General Obligation Bonds
3,200,000	6.750%, 2/1/2015, Series A	3,355,968
	Washington General Obligation Bonds (AGM Insured)
5,000,000	5.000%, 7/1/2021, Series 2007Ac	5,721,900
	Washington Health Care Facilities Authority Revenue Bonds
2,500,000	5.250%, 12/1/2030	2,690,475
5,000,000	5.250%, 10/1/2032, Series A	5,660,350
	Washington Health Care Facilities Authority Revenue Bonds (Kadlec Medical Center) (AGM Insured)
1,000,000	5.000%, 12/1/2030, Series Ac	1,047,160
	Washington Health Care Facilities Authority Revenue Bonds (Kadlec Regional Medical Center)
1,500,000	5.000%, 12/1/2042	1,548,540
	Washington Health Care Facilities Authority Revenue Bonds (Seattle Cancer Care Alliance)
5,000,000	7.375%, 3/1/2038	6,169,850
	Washington Higher Education Facilities Authority Refunding Revenue Bonds (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Series B	5,770,117
	Washington Higher Education Facilities Authority Revenue and Refunding Revenue Bonds (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,446,206
1,000,000	5.625%, 10/1/2040	1,092,120

	Total	58,855,677

Wisconsin (1.0%)
	Kaukauna, Wisconsin Electric System Revenue Bonds (AGM Insured)
3,000,000	5.000%, 12/15/2035, Series Ac	3,306,780
	Monroe, Wisconsin Redevelopment Authority Development Revenue Bonds (Monroe Clinic, Inc.)
3,500,000	5.875%, 2/15/2039	3,914,435

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Wisconsin (1.0%) - continued
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Blood Center of Southeastern Wisconsin, Inc.)
$2,000,000	5.750%, 6/1/2034	$2,101,460
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Thedacare, Inc.)
5,300,000	5.500%, 12/15/2038, Series A	5,909,023
	Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds (Marquette University)
1,000,000	5.000%, 10/1/2033, Series B-1	1,101,880

	Total	16,333,578

Wyoming (1.5%)
	Kemmerer, Wyoming Pollution Control Revenue Bonds (Exxon)
4,800,000	0.220%, 11/1/2014[b]	4,800,000
	Lincoln County, Wyoming Pollution Control Revenue Bonds (Exxon)
985,000	0.220%, 11/1/2014, Series Db	985,000
5,025,000	0.220%, 11/1/2014, Series Bb	5,025,000
2,885,000	0.220%, 11/1/2014, Series Cb	2,885,000
	Wyoming Municipal Power Agency Power Supply System Revenue Bonds
3,270,000	5.375%, 1/1/2042, Series A	3,542,326
	Wyoming State Farm Loan Board Capital Facilities Refunding Revenue Bonds
5,825,000	5.750%, 10/1/2020	6,735,797

	Total	23,973,123

	Total Long-Term Fixed Income (cost $1,457,474,356)	1,617,137,623

	Total Investments (cost $1,457,474,356) 98.9%	$1,617,137,623

	Other Assets and Liabilities, Net 1.1%	17,362,155

	Total Net Assets 100.0%	$1,634,499,778

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2012.
e

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Municipal Bond Fund owned as of October 31, 2012.

Security	Acquisition Date	Cost
Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)	1/21/2000	$2,609,525

f	Denotes investments purchased on a when-issued or delayed delivery basis.

Definitions:

ACA	-	American Capital Access Holding, Ltd.
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance
Corporation
AMT	-	Subject to Alternative Minimum Tax
BNY	-	The Bank of New York Mellon Corporation
CR	-	Custodial Receipts
FGIC	-	Financial Guaranty Insurance Company
FHA	-	Federal Housing Administration
FNMA	-	Federal National Mortgage Association
FSA	-	Financial Security Assurance, Inc.
GNMA	-	Government National Mortgage Association
IBC	-	Insured Bond Certificate
NATL-RE	-	National Public Finance Guarantee
Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Q-SBLF	-	Qualified School Bond Loan Fund
TCRS	-	Temporary Custodial Receipts
VA MTGS	-	Department of Veterans’ Affairs - Mortgages
XLCA	-	XL Capital Assurance

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$160,238,366
Gross unrealized depreciation	(575,099)

Net unrealized appreciation (depreciation)	$159,663,267

Cost for federal income tax purposes	$1,457,474,356

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	182,690,692	–	182,690,692	–
Electric Revenue	61,193,377	–	61,193,377	–
Escrowed/Pre-refunded	166,492,906	–	166,492,906	–
General Obligation	256,118,295	–	256,118,295	–
Health Care	213,377,561	–	213,377,561	–
Housing Finance	10,479,617	–	10,479,617	–
Industrial Development Revenue	67,023,350	–	67,023,350	–
Other Revenue	270,322,212	–	270,322,212	–
Tax Revenue	77,368,131	–	77,368,131	–
Transportation	239,469,256	–	239,469,256	–
Water & Sewer	72,602,226	–	72,602,226	–

Total	$1,617,137,623	$–	$1,617,137,623	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Bank Loans (2.8%)[a]	Value
Basic Materials (0.3%)
	Arch Coal, Inc., Term Loan
$892,762	5.750%, 5/16/2018	$899,780
	FMG Resources August 2006 Pty., Ltd., Term Loan
1,000,000	0.000%, 10/18/2017[b,c]	994,500
	Ineos US Finance, LLC, Term Loan
895,500	6.500%, 5/4/2018	907,249

	Total	2,801,529

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
540,000	0.815%, 10/9/2019[b,c]	544,860

	Total	544,860

Communications Services (0.8%)
	Atlantic Broadband Finance, LLC, Term Loan
897,750	5.250%, 4/4/2019	900,371
	Charter Communications Operating, LLC, Term Loan
527,350	4.000%, 5/15/2019	530,809
	Clear Channel Communications, Term Loan
900,000	3.862%, 1/29/2016[b,c]	738,567
	Cumulus Media Holdings, Inc., Term Loan
890,257	5.750%, 9/17/2018	896,044
	Level 3 Financing, Inc., Term Loan
900,000	4.750%, 8/1/2019	903,699
	Toys R Us, Inc., Term Loan
872,813	5.250%, 5/25/2018	854,047
	Univision Communications, Inc., Term Loan
575,607	2.212%, 9/29/2014	573,178
	Van Wagner Communications, Inc., Term Loan
180,000	8.250%, 8/3/2018	182,025
	WideOpenWest Finance, LLC, Term Loan
897,750	6.250%, 7/17/2018	905,049
	Zayo Group, LLC, Term Loan
897,750	5.250%, 7/2/2019	900,892

	Total	7,384,681

Consumer Cyclical (0.3%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
881,100	5.500%, 2/23/2017	887,021
	Chrysler Group, LLC, Term Loan
1,422,000	6.000%, 5/24/2017	1,451,421

	Total	2,338,442

Consumer Non-Cyclical (0.5%)
	Bausch & Lomb, Inc., Term Loan
897,750	5.250%, 5/17/2019	907,051
	CHS/Community Health Systems, Inc., Term Loan
900,000	3.921%, 1/25/2017	903,366
	Dole Food Company, Term Loan
125,467	5.036%, 7/13/2018[b,c]	125,766
	Michael Foods, Inc., Term Loan
720,357	4.250%, 2/25/2018	722,878
	Roundy’s Supermarkets, Inc., Term Loan
895,500	5.750%, 2/13/2019	868,474
	Solvest, Ltd., Term Loan
224,521	5.021%, 7/13/2018[b,c]	225,055
	Visant Corporation, Term Loan
710,000	5.250%, 12/22/2016[b,c]	678,639

	Total	4,431,229

Energy (<0.1%)
	Chesapeake Energy Corporation, Term Loan
274,349	8.500%, 12/2/2017	274,613

	Total	274,613

Financials (0.1%)
	Nuveen Investments, Inc., Term Loan
900,000	5.846%, 5/13/2017	898,596

	Total	898,596

Technology (0.4%)
	First Data Corporation Extended, Term Loan
900,000	4.211%, 3/26/2018	857,250
	Freescale Semiconductor, Term Loan
939,430	4.465%, 12/1/2016	908,664
	Infor US, Inc., Term Loan
623,438	6.250%, 4/5/2018	629,865
	Intelsat Jackson Holdings SA, Term Loan
1,096,125	4.500%, 4/2/2018	1,103,206
	Syniverse Holdings, Inc., Term Loan
359,100	5.000%, 4/23/2019	360,895

	Total	3,859,880

Transportation (0.1%)
	Delta Air Lines, Inc., Term Loan
1,431,875	5.500%, 4/20/2017	1,430,443

	Total	1,430,443

Utilities (0.2%)
	Calpine Corporation, Term Loan
700,000	4.500%, 10/9/2019	700,511
	NGPL PipeCo, LLC, Term Loan
900,000	6.750%, 9/15/2017	917,253

	Total	1,617,764

	Total Bank Loans (cost $25,339,219)	25,582,037

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Asset-Backed Securities (0.8%)
	Carrington Mortgage Loan Trust
1,100,000	0.361%, 8/25/2036[d]	448,348

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Asset-Backed Securities (0.8%) - continued
	First Horizon ABS Trust
$1,004,709	0.371%, 10/25/2034[d,e]	$718,002
	GMAC Mortgage Corporation Loan Trust
2,569,249	0.391%, 8/25/2035[d,e]	1,729,298
2,811,365	0.391%, 12/25/2036[d,e]	2,025,591
	IndyMac Seconds Asset-Backed Trust
1,476,080	0.381%, 10/25/2036[d,e]	366,937
	Renaissance Home Equity Loan Trust
1,969,990	5.746%, 5/25/2036	1,251,637
1,400,000	6.011%, 5/25/2036	823,826

	Total	7,363,639

Basic Materials (3.5%)
	AbitibiBowater, Inc.
982,000	10.250%, 10/15/2018	1,119,480
	Alcoa, Inc.
710,000	5.720%, 2/23/2019	776,707
1,000,000	6.750%, 1/15/2028	1,106,322
	ArcelorMittal
790,000	9.250%, 2/15/2015	876,900
2,250,000	5.500%, 8/5/2020	2,170,035
	CF Industries, Inc.
1,670,000	6.875%, 5/1/2018	2,050,733
	Dow Chemical Company
2,150,000	4.250%, 11/15/2020	2,383,165
880,000	5.250%, 11/15/2041	1,006,509
	Freeport-McMoRan Copper & Gold, Inc.
2,460,000	3.550%, 3/1/2022	2,504,767
	Georgia-Pacific, LLC
1,310,000	5.400%, 11/1/2020[f]	1,554,775
	International Paper Company
1,500,000	7.500%, 8/15/2021	1,992,001
750,000	7.300%, 11/15/2039	1,041,725
	LyondellBasell Industries NV
1,600,000	5.000%, 4/15/2019	1,732,000
180,000	6.000%, 11/15/2021	208,125
	NOVA Chemicals Corporation
750,000	8.625%, 11/1/2019	849,375
	Rio Tinto Finance USA, Ltd.
1,965,000	6.500%, 7/15/2018	2,464,479
	Rock-Tenn Company
1,070,000	4.000%, 3/1/2023[f]	1,101,696
	Teck Resources, Ltd.
700,000	2.500%, 2/1/2018	708,073
1,050,000	3.750%, 2/1/2023[g]	1,063,711
	Vale Overseas, Ltd.
1,075,000	6.875%, 11/10/2039[g]	1,337,655
	Weyerhaeuser Company
1,430,000	7.375%, 3/15/2032	1,820,137
	Xstrata Finance Canada, Ltd.
1,440,000	2.450%, 10/25/2017[f]	1,436,314
720,000	4.000%, 10/25/2022[f]	723,172

	Total	32,027,856

Capital Goods (2.6%)
	BAE Systems plc
2,120,000	4.750%, 10/11/2021[f]	2,384,748
	Boeing Capital Corporation
900,000	2.125%, 8/15/2016	944,113
	Bombardier, Inc.
1,060,000	5.750%, 3/15/2022[f]	1,116,975
	Case New Holland, Inc.
750,000	7.750%, 9/1/2013	787,500
865,000	7.875%, 12/1/2017	1,016,375
	CNH Capital, LLC
720,000	3.875%, 11/1/2015[f]	738,000
250,000	6.250%, 11/1/2016[f]	270,000
	Flowserve Corporation
1,800,000	3.500%, 9/15/2022	1,831,513
	John Deere Capital Corporation
1,700,000	5.350%, 4/3/2018	2,038,433
	Masco Corporation
875,000	5.950%, 3/15/2022	979,089
	Owens Corning, Inc.
720,000	4.200%, 12/15/2022	727,733
	Republic Services, Inc.
370,000	5.500%, 9/15/2019	438,651
900,000	5.000%, 3/1/2020	1,044,051
1,300,000	5.250%, 11/15/2021	1,554,112
	Reynolds Group Issuer, Inc.
1,060,000	9.875%, 8/15/2019	1,110,350
360,000	5.750%, 10/15/2020[f]	363,600
	Sealed Air Corporation
710,000	8.375%, 9/15/2021[f]	781,000
	Textron, Inc.
1,500,000	6.200%, 3/15/2015	1,643,446
1,430,000	5.600%, 12/1/2017	1,574,350
	United Rentals North America, Inc.
180,000	6.125%, 6/15/2023	182,250
	UR Financing Escrow Corporation
700,000	5.750%, 7/15/2018[f]	752,500
	Waste Management, Inc.
1,335,000	2.900%, 9/15/2022	1,341,019

	Total	23,619,808

Collateralized Mortgage Obligations (1.0%)
	Bear Stearns Mortgage Funding Trust
417,152	0.491%, 8/25/2036[d]	118,833
	CitiMortgage Alternative Loan Trust
1,639,593	5.750%, 4/25/2037	1,296,783
	Countrywide Alternative Loan Trust
2,266,335	6.000%, 1/25/2037	1,854,467
	HomeBanc Mortgage Trust
1,698,254	2.634%, 4/25/2037	1,081,428
	Wachovia Mortgage Loan Trust, LLC
1,786,317	2.898%, 5/20/2036	1,393,529
	WaMu Mortgage Pass Through Certificates
1,260,685	0.501%, 10/25/2045[d]	1,138,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Collateralized Mortgage Obligations (1.0%) - continued
	Washington Mutual Alternative Mortgage Pass Through Certificates
$3,014,470	0.904%, 2/25/2047[d]	$1,464,179

	Total	8,347,689

Commercial Mortgage-Backed Securities (1.6%)
	Bear Stearns Commercial Mortgage Securities, Inc.
305,704	0.364%, 3/15/2022[d,f]	296,664
2,500,000	5.331%, 2/11/2044	2,786,145
	Citigroup/Deutsche Bank Commercial Mortgage
1,300,000	5.322%, 12/11/2049	1,494,007
	Commercial Mortgage Pass-Through Certificates
4,000,000	0.344%, 12/15/2020[d,f]	3,718,052
	Credit Suisse First Boston Mortgage Securities
1,800,000	5.542%, 1/15/2049	2,035,627
	Credit Suisse Mortgage Capital Certificates
1,583,619	0.384%, 10/15/2021[d,f]	1,545,254
2,500,000	5.467%, 9/15/2039	2,851,903

	Total	14,727,652

Communications Services (9.1%)
	Alltel Corporation
2,350,000	7.000%, 3/15/2016	2,817,885
	America Movil SAB de CV
2,200,000	5.000%, 3/30/2020	2,588,078
900,000	3.125%, 7/16/2022	928,068
	American Tower Corporation
2,180,000	4.500%, 1/15/2018	2,414,054
720,000	5.900%, 11/1/2021	862,353
	AT&T, Inc.
1,400,000	4.450%, 5/15/2021	1,665,751
1,245,000	5.550%, 8/15/2041	1,584,590
	Cablevision Systems Corporation
700,000	8.625%, 9/15/2017	817,250
	CBS Corporation
1,780,000	1.950%, 7/1/2017	1,823,555
700,000	7.875%, 9/1/2023	901,566
	CCO Holdings, LLC
1,120,000	7.250%, 10/30/2017	1,223,600
720,000	7.000%, 1/15/2019	774,000
	CenturyLink, Inc.
1,480,000	5.150%, 6/15/2017	1,595,191
2,400,000	5.800%, 3/15/2022	2,526,204
	Clear Channel Worldwide Holdings, Inc.
1,830,000	9.250%, 12/15/2017	1,962,675
	Comcast Corporation
1,100,000	6.300%, 11/15/2017	1,365,932
1,100,000	5.700%, 5/15/2018	1,339,307
1,430,000	3.125%, 7/15/2022	1,503,205
1,300,000	6.400%, 5/15/2038	1,712,273
	Cox Communications, Inc.
1,100,000	9.375%, 1/15/2019[f]	1,536,339
1,500,000	8.375%, 3/1/2039[f]	2,380,151
	Crown Castle International Corporation
360,000	5.250%, 1/15/2023[f]	372,600
	Crown Castle Towers, LLC
2,950,000	4.174%, 8/15/2017[f]	3,239,876
	DIRECTV Holdings, LLC
2,125,000	5.000%, 3/1/2021	2,416,406
1,095,000	3.800%, 3/15/2022	1,140,902
	Discovery Communications, LLC
1,080,000	4.375%, 6/15/2021	1,222,038
535,000	3.300%, 5/15/2022	562,449
	Dish DBS Corporation
1,055,000	6.750%, 6/1/2021	1,175,006
	Hughes Satellite Systems Corporation
1,780,000	6.500%, 6/15/2019	1,904,600
	Intelsat Jackson Holdings SA
710,000	7.250%, 4/1/2019	761,475
1,100,000	7.500%, 4/1/2021	1,179,750
	Interpublic Group of Companies, Inc.
1,425,000	4.000%, 3/15/2022	1,494,646
	NBCUniversal Media, LLC
2,250,000	5.150%, 4/30/2020	2,694,490
2,490,000	4.375%, 4/1/2021	2,850,856
890,000	2.875%, 1/15/2023	896,997
	News America, Inc.
1,100,000	7.625%, 11/30/2028	1,443,190
1,350,000	6.400%, 12/15/2035	1,731,256
	Oi SA
975,000	5.750%, 2/10/2022[f]	1,053,000
	Omnicom Group, Inc.
2,310,000	3.625%, 5/1/2022	2,470,621
	Qwest Communications International, Inc.
1,820,000	7.125%, 4/1/2018	1,922,411
	Qwest Corporation
1,800,000	6.500%, 6/1/2017	2,112,192
	SBA Tower Trust
2,000,000	5.101%, 4/15/2017[f]	2,221,598
	Sirius XM Radio, Inc.
1,070,000	5.250%, 8/15/2022[f]	1,070,000
	Sprint Nextel Corporation
710,000	9.125%, 3/1/2017	834,250
350,000	7.000%, 3/1/2020[f]	406,000
	Telemar Norte Leste SA
1,670,000	5.500%, 10/23/2020[f]	1,795,250
	Time Warner Cable, Inc.
1,500,000	8.250%, 4/1/2019	2,028,068
1,450,000	6.750%, 6/15/2039	1,935,409
	Time Warner Entertainment Company, LP
1,150,000	8.375%, 3/15/2023	1,639,067
	Univision Communications, Inc.
1,170,000	6.750%, 9/15/2022[f]	1,170,000
	UPCB Finance VI, Ltd.
1,400,000	6.875%, 1/15/2022[f]	1,498,000
	Virgin Media Finance plc
360,000	4.875%, 2/15/2022	363,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Communications Services (9.1%) - continued
	WPP Finance 2010
$625,000	3.625%, 9/7/2022	$640,551

	Total	82,568,581

Consumer Cyclical (4.3%)
	American Honda Finance Corporation
2,600,000	3.875%, 9/21/2020[f]	2,810,441
	Daimler Finance North America, LLC
1,240,000	3.875%, 9/15/2021[f]	1,350,436
	Ford Motor Credit Company, LLC
2,100,000	3.875%, 1/15/2015	2,189,147
1,800,000	3.984%, 6/15/2016	1,907,802
1,750,000	4.250%, 2/3/2017	1,865,633
370,000	6.625%, 8/15/2017	432,588
1,425,000	4.250%, 9/20/2022	1,476,635
	General Motors Financial Company, Inc.
620,000	4.750%, 8/15/2017[f]	634,755
	Home Depot, Inc.
1,390,000	5.875%, 12/16/2036	1,879,247
	Hyatt Hotels Corporation
1,900,000	5.750%, 8/15/2015[f]	2,084,490
	Hyundai Motor Manufacturing Czech
1,475,000	4.500%, 4/15/2015[f]	1,576,627
	Johnson Controls, Inc.
1,850,000	5.250%, 12/1/2041	2,109,525
	KIA Motors Corporation
1,740,000	3.625%, 6/14/2016[f]	1,833,890
	Macy’s Retail Holdings, Inc.
1,790,000	7.450%, 7/15/2017	2,219,076
1,930,000	3.875%, 1/15/2022	2,121,041
	Marriott International, Inc.
1,750,000	3.000%, 3/1/2019	1,789,480
	MGM Resorts International
720,000	11.125%, 11/15/2017	793,800
	Sheraton Holding Corporation
710,000	7.375%, 11/15/2015	823,162
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,390,623
	Time Warner, Inc.
700,000	4.000%, 1/15/2022	778,697
390,000	3.400%, 6/15/2022	416,855
1,400,000	7.700%, 5/1/2032	2,051,532
	Toll Brothers Finance Corporation
1,000,000	6.750%, 11/1/2019	1,192,019
	Toys R Us Property Company II, LLC
1,430,000	8.500%, 12/1/2017	1,535,462
	Wyndham Worldwide Corporation
730,000	5.625%, 3/1/2021	814,539
700,000	4.250%, 3/1/2022	730,204

	Total	38,807,706

Consumer Non-Cyclical (7.9%)
	Altria Group, Inc.
338,000	9.700%, 11/10/2018	482,062
905,000	4.750%, 5/5/2021	1,048,346
1,500,000	9.950%, 11/10/2038	2,592,464
	Amgen, Inc.
2,150,000	2.125%, 5/15/2017	2,235,936
	Anheuser-Busch InBev Worldwide, Inc.
1,450,000	5.375%, 1/15/2020	1,802,057
1,475,000	5.000%, 4/15/2020	1,800,622
	BAT International Finance plc
2,140,000	3.250%, 6/7/2022[f]	2,223,017
	Beam, Inc.
127,000	5.375%, 1/15/2016	143,076
900,000	1.875%, 5/15/2017	924,084
827,000	5.875%, 1/15/2036	1,005,334
	Biomet, Inc.
1,370,000	6.500%, 8/1/2020[f]	1,414,525
	Boston Scientific Corporation
2,200,000	4.500%, 1/15/2015	2,357,731
	Bunge Limited Finance Corporation
1,265,000	5.100%, 7/15/2015	1,361,111
	Cargill, Inc.
1,050,000	3.250%, 11/15/2021[f]	1,092,907
	Celgene Corporation
1,250,000	1.900%, 8/15/2017	1,269,191
1,500,000	3.950%, 10/15/2020	1,634,811
	ConAgra Foods, Inc.
1,775,000	2.100%, 3/15/2018	1,796,169
	Covidien International Finance SA
2,140,000	3.200%, 6/15/2022	2,269,851
	Energizer Holdings, Inc.
800,000	4.700%, 5/24/2022	858,141
	Express Scripts Holding Company
1,265,000	3.125%, 5/15/2016	1,346,830
1,765,000	4.750%, 11/15/2021[f]	2,059,928
	Fresenius Medical Care US Finance II, Inc.
390,000	5.625%, 7/31/2019[f]	410,475
	Fresenius Medical Care US Finance, Inc.
710,000	6.500%, 9/15/2018[f]	795,200
	Grifols, Inc.
1,070,000	8.250%, 2/1/2018	1,187,700
	Grupo Bimbo SAB de CV
2,110,000	4.500%, 1/25/2022[f]	2,321,097
	Hasbro, Inc.
1,750,000	6.350%, 3/15/2040	2,200,124
	HCA, Inc.
1,510,000	8.500%, 4/15/2019	1,696,863
1,440,000	4.750%, 5/1/2023	1,440,000
	Heineken NV
1,430,000	2.750%, 4/1/2023[f]	1,444,742
	JBS Finance II, Ltd.
750,000	8.250%, 1/29/2018[h]	781,875
	Koninklijke Philips Electronics NV
1,485,000	3.750%, 3/15/2022	1,643,487
	Kraft Foods, Inc.
339,000	6.125%, 2/1/2018	417,990
961,000	6.125%, 8/23/2018[f]	1,190,999
942,000	5.375%, 2/10/2020[f]	1,155,494

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Consumer Non-Cyclical (7.9%) - continued
$858,000	5.375%, 2/10/2020	$1,053,107
900,000	5.000%, 6/4/2042[f]	1,051,084
	Life Technologies Corporation
2,115,000	6.000%, 3/1/2020	2,531,378
	Molson Coors Brewing Company
900,000	3.500%, 5/1/2022	964,903
900,000	5.000%, 5/1/2042	1,035,492
	Mylan, Inc.
1,435,000	7.875%, 7/15/2020[f]	1,619,756
	Pernod-Ricard SA
2,650,000	2.950%, 1/15/2017[f]	2,794,955
	Reynolds American, Inc.
2,160,000	3.250%, 11/1/2022	2,184,676
	Roche Holdings, Inc.
1,790,000	6.000%, 3/1/2019[f]	2,251,195
	SABMiller Holdings, Inc.
885,000	2.450%, 1/15/2017[f]	927,702
1,775,000	3.750%, 1/15/2022[f]	1,952,216
	Safeway, Inc.
890,000	5.000%, 8/15/2019	955,109
	Teva Pharmaceutical Finance IV BV
2,275,000	3.650%, 11/10/2021	2,476,149
	Tyson Foods, Inc.
715,000	4.500%, 6/15/2022	757,900

	Total	70,959,861

Energy (9.4%)
	Anadarko Petroleum Corporation
1,600,000	6.375%, 9/15/2017	1,939,621
	BP Capital Markets plc
1,750,000	2.248%, 11/1/2016	1,828,542
1,975,000	4.500%, 10/1/2020	2,319,207
	Canadian Natural Resources, Ltd.
1,225,000	3.450%, 11/15/2021	1,329,252
	Canadian Oil Sands, Ltd.
1,400,000	4.500%, 4/1/2022[f]	1,534,145
	CenterPoint Energy Resources Corporation
2,400,000	6.125%, 11/1/2017	2,923,241
	CNPC HK Overseas Capital, Ltd.
1,630,000	5.950%, 4/28/2041[f]	2,116,203
	Concho Resources, Inc.
1,070,000	6.500%, 1/15/2022	1,174,325
	El Paso Pipeline Partners Operating Company, LLC
710,000	5.000%, 10/1/2021	803,896
	Enbridge Energy Partners, LP
550,000	5.200%, 3/15/2020	639,781
2,200,000	8.050%, 10/1/2037	2,513,500
	Encana Corporation
1,080,000	5.900%, 12/1/2017	1,288,223
720,000	5.150%, 11/15/2041	788,720
	Energy Transfer Partners, LP
2,880,000	6.700%, 7/1/2018	3,537,156
	EOG Resources, Inc.
900,000	2.625%, 3/15/2023	921,291
	EQT Corporation
800,000	8.125%, 6/1/2019	1,002,912
	Gazprom OAO Via Gaz Capital SA
1,750,000	4.950%, 5/23/2016[f]	1,866,620
	Key Energy Services, Inc.
1,175,000	6.750%, 3/1/2021	1,169,125
	Kinder Morgan Energy Partners, LP
710,000	6.850%, 2/15/2020	906,920
2,550,000	5.800%, 3/1/2021	3,121,509
	Linn Energy, LLC
1,750,000	7.750%, 2/1/2021	1,868,125
	Marathon Oil Corporation
1,273,000	5.900%, 3/15/2018	1,547,647
1,080,000	2.800%, 11/1/2022	1,088,655
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
700,000	6.250%, 6/15/2022	757,750
	Nabors Industries, Inc.
1,425,000	4.625%, 9/15/2021	1,567,152
	Newfield Exploration Company
390,000	5.750%, 1/30/2022	421,200
625,000	5.625%, 7/1/2024	667,188
	Noble Energy, Inc.
1,900,000	8.250%, 3/1/2019	2,521,234
	ONEOK Partners, LP
1,750,000	6.850%, 10/15/2037	2,351,699
	Petrobras International Finance Company
2,700,000	5.375%, 1/27/2021	3,061,951
	Phillips 66
700,000	4.300%, 4/1/2022[f]	787,144
	Pioneer Natural Resources Company
1,500,000	6.875%, 5/1/2018	1,844,576
430,000	3.950%, 7/15/2022	460,228
	Plains All American Pipeline, LP
1,850,000	6.500%, 5/1/2018	2,268,309
	Plains Exploration & Production Company
1,130,000	8.625%, 10/15/2019	1,245,825
	QEP Resources, Inc.
1,060,000	5.375%, 10/1/2022[g]	1,113,000
	Rowan Companies, Inc.
2,550,000	5.000%, 9/1/2017	2,795,889
1,175,000	4.875%, 6/1/2022	1,299,033
	Samson Investment Company
710,000	9.750%, 2/15/2020[f]	749,050
	SandRidge Energy, Inc.
550,000	7.500%, 3/15/2021	572,000
530,000	7.500%, 3/15/2021[f]	551,200
	Southwestern Energy Company
1,500,000	4.100%, 3/15/2022[f]	1,622,799
	Spectra Energy Partners, LP
1,800,000	4.600%, 6/15/2021	1,963,386
	Suncor Energy, Inc.
2,290,000	6.100%, 6/1/2018	2,824,175
1,060,000	6.850%, 6/1/2039	1,512,801
	Transocean, Inc.
1,300,000	5.050%, 12/15/2016	1,455,983
1,080,000	7.375%, 4/15/2018	1,305,731
720,000	6.375%, 12/15/2021	876,120
890,000	3.800%, 10/15/2022	910,245
	Valero Energy Corporation
1,875,000	6.125%, 2/1/2020	2,315,996
	Weatherford International, Inc.
1,300,000	6.350%, 6/15/2017	1,518,821

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Energy (9.4%) - continued
	Weatherford International, Ltd.
$2,500,000	6.000%, 3/15/2018	$2,877,445
450,000	4.500%, 4/15/2022	479,077
	Woodside Finance, Ltd.
1,875,000	4.500%, 11/10/2014[f]	1,994,460

	Total	84,920,083

Financials (25.6%)
	ABN Amro North American Holding Preferred Capital Repackage Trust I
1,430,000	6.523%, 12/29/2049[f,i]	1,430,000
	Aegon NV
1,400,000	1.867%, 7/29/2049[d,i]	730,450
	Ally Financial, Inc.
1,785,000	4.625%, 6/26/2015	1,854,392
710,000	5.500%, 2/15/2017	751,304
	American Express Credit Corporation
2,825,000	2.800%, 9/19/2016	3,008,213
1,775,000	2.375%, 3/24/2017	1,866,565
	American International Group, Inc.
1,775,000	4.250%, 9/15/2014	1,878,885
1,050,000	3.800%, 3/22/2017	1,132,768
1,750,000	6.400%, 12/15/2020	2,149,172
	Associated Banc Corporation
1,820,000	5.125%, 3/28/2016	1,995,654
	Associates Corporation of North America
2,200,000	6.950%, 11/1/2018	2,657,703
	AXA SA
1,420,000	8.600%, 12/15/2030	1,767,184
	Axis Specialty Finance, LLC
1,430,000	5.875%, 6/1/2020	1,616,990
	Banco do Brasil SA
1,050,000	9.250%, 10/31/2049[f,i]	1,291,500
	Bank of America Corporation
1,420,000	5.625%, 10/14/2016	1,619,075
1,700,000	5.750%, 12/1/2017	1,969,095
2,220,000	7.625%, 6/1/2019	2,815,204
420,000	5.625%, 7/1/2020	490,017
1,060,000	5.875%, 1/5/2021	1,242,685
1,050,000	5.875%, 2/7/2042	1,290,591
	Bank of Nova Scotia
2,145,000	2.150%, 8/3/2016[f]	2,255,468
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,765,000	2.350%, 2/23/2017[f]	1,835,095
	Barclays Bank plc
1,780,000	6.050%, 12/4/2017[f]	1,944,084
	BBVA Bancomer SA/Texas
1,965,000	6.750%, 9/30/2022[f]	2,225,362
	Berkshire Hathaway, Inc.
1,785,000	3.750%, 8/15/2021	1,997,752
	Boston Properties, LP
2,250,000	5.875%, 10/15/2019	2,701,773
	Capital One Capital IV
1,070,000	6.745%, 2/17/2037	1,081,235
	Capital One Financial Corporation
930,000	6.150%, 9/1/2016	1,065,215
1,790,000	4.750%, 7/15/2021	2,053,773
	Cigna Corporation
1,780,000	4.000%, 2/15/2022	1,945,476
	CIT Group, Inc.
980,000	5.250%, 3/15/2018	1,041,250
	Citigroup, Inc.
2,700,000	4.750%, 5/19/2015	2,926,230
1,790,000	6.000%, 8/15/2017	2,107,045
1,300,000	6.125%, 5/15/2018	1,553,365
1,450,000	8.500%, 5/22/2019	1,933,468
1,075,000	4.500%, 1/14/2022	1,186,744
2,160,000	5.950%, 12/29/2049[i]	2,226,150
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019	2,788,301
700,000	5.875%, 8/15/2020	823,456
	CommonWealth REIT
1,850,000	6.250%, 8/15/2016	2,020,228
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,085,000	5.250%, 5/24/2041	1,297,085
710,000	11.000%, 12/29/2049[f,i]	949,625
	Credit Suisse of New York, Convertible
720,000	0.500%, 6/22/2018[j]	702,720
	Developers Diversified Realty Corporation
710,000	7.875%, 9/1/2020	923,390
535,000	4.625%, 7/15/2022	592,746
	Discover Bank
1,125,000	8.700%, 11/18/2019	1,470,962
1,300,000	7.000%, 4/15/2020	1,593,406
	DnB NOR Boligkreditt
2,600,000	2.900%, 3/29/2016[f]	2,770,820
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,852,868
	Eksportfinans ASA
1,750,000	2.375%, 5/25/2016	1,649,375
	Fairfax Financial Holdings, Ltd.
1,085,000	5.800%, 5/15/2021[f]	1,111,645
	Fifth Third Bancorp
1,790,000	0.799%, 12/20/2016[d]	1,727,250
1,700,000	5.450%, 1/15/2017	1,919,065
	Fifth Third Capital Trust IV
1,050,000	6.500%, 4/15/2067	1,052,625
	GE Capital Trust I
2,500,000	6.375%, 11/15/2067	2,678,125
	General Electric Capital Corporation
1,775,000	3.800%, 6/18/2019[f]	1,894,253
1,100,000	6.000%, 8/7/2019	1,347,401
900,000	5.300%, 2/11/2021	1,047,222
925,000	6.750%, 3/15/2032	1,230,370
1,800,000	7.125%, 12/15/2049[i]	2,059,362
	Goldman Sachs Group, Inc.
1,750,000	6.250%, 9/1/2017	2,056,311
1,600,000	5.375%, 3/15/2020	1,809,083
1,750,000	5.250%, 7/27/2021	1,955,350
740,000	6.750%, 10/1/2037	814,903
	HCP, Inc.
450,000	3.750%, 2/1/2019	477,629
	Health Care Property Investors, Inc.
1,900,000	5.625%, 5/1/2017	2,171,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Financials (25.6%) - continued
	Health Care REIT, Inc.
$1,800,000	6.125%, 4/15/2020	$2,118,100
1,850,000	4.950%, 1/15/2021	2,051,260
	HSBC Finance Corporation
1,070,000	6.676%, 1/15/2021	1,266,168
	HSBC Holdings plc
1,400,000	4.000%, 3/30/2022	1,533,643
	HSBC USA, Inc.
1,100,000	5.000%, 9/27/2020	1,195,829
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,998,056
	Icahn Enterprises, LP
710,000	7.750%, 1/15/2016	741,950
340,000	8.000%, 1/15/2018	365,500
	ING Bank NV
2,140,000	2.000%, 9/25/2015[f]	2,157,405
	ING US, Inc.
1,785,000	5.500%, 7/15/2022[f]	1,940,534
	International Lease Finance Corporation
1,050,000	4.875%, 4/1/2015	1,086,750
900,000	5.750%, 5/15/2016	950,299
1,125,000	6.750%, 9/1/2016[f]	1,271,250
	J.P. Morgan Chase & Company
1,780,000	2.000%, 8/15/2017	1,799,069
1,850,000	5.500%, 10/15/2040	2,252,384
	J.P. Morgan Chase Bank NA
1,785,000	5.875%, 6/13/2016	2,028,752
1,420,000	6.000%, 10/1/2017	1,679,377
	Kilroy Realty, LP
1,435,000	4.800%, 7/15/2018	1,587,608
	Liberty Mutual Group, Inc.
1,965,000	4.950%, 5/1/2022[f]	2,145,900
	Liberty Property, LP
1,830,000	5.500%, 12/15/2016	2,080,371
1,125,000	4.750%, 10/1/2020	1,241,296
	Macquarie Bank, Ltd.
1,785,000	5.000%, 2/22/2017[f]	1,938,742
	Merrill Lynch & Company, Inc.
1,950,000	6.875%, 4/25/2018	2,354,397
2,000,000	7.750%, 5/14/2038	2,635,436
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[f]	362,222
	MetLife Capital Trust X
750,000	9.250%, 4/8/2038[f]	1,042,500
	Mizuho Corporate Bank, Ltd.
1,775,000	2.550%, 3/17/2017[f]	1,858,464
1,080,000	1.550%, 10/17/2017[f]	1,083,850
	Morgan Stanley
1,420,000	5.375%, 10/15/2015	1,547,843
2,270,000	6.625%, 4/1/2018	2,640,187
1,100,000	5.625%, 9/23/2019	1,221,521
1,600,000	5.500%, 1/26/2020	1,766,517
1,075,000	4.875%, 11/1/2022	1,086,751
	MUFG Capital Finance 1, Ltd.
1,920,000	6.346%, 7/29/2049[i]	2,125,638
	Murray Street Investment Trust I
700,000	4.647%, 3/9/2017	759,566
	National Bank of Canada
2,110,000	2.200%, 10/19/2016[f]	2,225,417
	National City Bank
1,170,000	5.800%, 6/7/2017	1,391,991
	Nationwide Building Society
1,600,000	6.250%, 2/25/2020[f]	1,871,706
	Nordea Bank AB
1,830,000	4.875%, 5/13/2021[f]	1,936,323
	Omega Healthcare Investors, Inc.
920,000	5.875%, 3/15/2024	979,800
	ORIX Corporation
2,550,000	5.000%, 1/12/2016	2,748,441
	Preferred Term Securities XXIII, Ltd.
2,585,288	0.589%, 12/22/2036[d,h]	1,602,879
	ProLogis, LP
1,450,000	6.250%, 3/15/2017	1,649,179
1,070,000	6.875%, 3/15/2020	1,319,228
	Prudential Financial, Inc.
750,000	6.200%, 1/15/2015	826,180
1,875,000	5.375%, 6/21/2020	2,198,012
825,000	6.200%, 11/15/2040	1,026,575
1,070,000	5.875%, 9/15/2042	1,126,175
	QBE Capital Funding III, Ltd.
1,260,000	7.250%, 5/24/2041[f]	1,316,700
	Rabobank Capital Funding Trust II
1,249,000	5.260%, 12/29/2049[f,i]	1,249,000
	Reinsurance Group of America, Inc.
1,030,000	5.625%, 3/15/2017	1,173,832
1,070,000	6.450%, 11/15/2019	1,266,162
	Santander Holdings USA, Inc.
1,425,000	3.000%, 9/24/2015	1,452,279
	Simon Property Group, LP
750,000	10.350%, 4/1/2019	1,080,668
	SLM Corporation
1,090,000	5.000%, 10/1/2013	1,125,425
1,700,000	5.375%, 5/15/2014	1,780,889
1,370,000	6.250%, 1/25/2016	1,479,668
1,945,000	6.000%, 1/25/2017	2,110,325
	SunTrust Banks, Inc.
1,780,000	3.600%, 4/15/2016	1,908,427
	Swedbank AB
2,145,000	2.125%, 9/29/2017[f]	2,165,957
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/29/2049[f,i]	2,712,390
	TD Ameritrade Holding Corporation
2,225,000	5.600%, 12/1/2019	2,607,206
	U.S. Bank National Association
1,800,000	3.778%, 4/29/2020	1,905,547
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,505,007
	UnitedHealth Group, Inc.
720,000	1.400%, 10/15/2017	724,644
1,500,000	6.500%, 6/15/2037	2,050,543
	Unum Group
1,500,000	7.125%, 9/30/2016	1,767,099
	Vesey Street Investment Trust I
700,000	4.404%, 9/1/2016	758,518
	Wachovia Corporation
1,500,000	5.250%, 8/1/2014	1,610,005
	WEA Finance, LLC
1,710,000	7.125%, 4/15/2018[f]	2,103,839
720,000	6.750%, 9/2/2019[f]	891,192
	Wells Fargo & Company
1,480,000	2.625%, 12/15/2016	1,563,426
1,780,000	7.980%, 3/29/2049[i]	2,104,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Financials (25.6%) - continued
	Willis North America, Inc.
$1,850,000	6.200%, 3/28/2017	$2,124,575
	ZFS Finance USA Trust II
1,500,000	6.450%, 12/15/2065[f]	1,612,500

	Total	231,391,244

Foreign Government (5.4%)
	Brazil Government International Bond
1,070,000	4.875%, 1/22/2021	1,281,325
	Canada Government International Bond
2,125,000	0.875%, 2/14/2017	2,141,787
	Chile Government International Bond
2,480,000	3.250%, 9/14/2021	2,690,800
1,800,000	2.250%, 10/30/2022	1,773,000
	Corporacion Andina de Fomento
1,226,000	4.375%, 6/15/2022	1,333,124
	Export-Import Bank of Korea
1,420,000	4.375%, 9/15/2021	1,596,050
	Hydro Quebec
1,800,000	2.000%, 6/30/2016	1,880,820
	Kommunalbanken AS
1,780,000	1.000%, 9/26/2017[f]	1,776,185
	Korea Development Bank
1,500,000	4.375%, 8/10/2015	1,623,306
	Mexico Government International Bond
1,850,000	5.125%, 1/15/2020	2,210,750
1,270,000	6.050%, 1/11/2040	1,685,925
	Peru Government International Bond
710,000	5.625%, 11/18/2050	919,450
	Province of British Colombia
2,150,000	2.000%, 10/23/2022	2,141,116
	Province of British Columbia
2,170,000	2.100%, 5/18/2016	2,281,104
800,000	1.200%, 4/25/2017	815,285
1,750,000	2.650%, 9/22/2021	1,860,950
	Province of Manitoba
2,485,000	1.300%, 4/3/2017	2,542,404
	Province of New Brunswick
2,150,000	2.750%, 6/15/2018	2,323,610
	Province of Ontario
3,200,000	2.300%, 5/10/2016	3,373,760
1,800,000	1.100%, 10/25/2017	1,802,880
4,320,000	3.000%, 7/16/2018	4,720,032
	Province of Quebec
1,770,000	5.125%, 11/14/2016	2,070,192
2,493,000	2.750%, 8/25/2021	2,605,108
	Russia Government International Bond
1,050,000	3.250%, 4/4/2017[f]	1,114,250

	Total	48,563,213

Mortgage-Backed Securities (6.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
5,700,000	2.500%, 11/1/2027[c]	5,952,937
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,775,000	3.000%, 11/1/2042[c]	6,045,252
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
8,500,000	2.500%, 11/1/2027[c]	8,895,782
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
14,225,000	3.500%, 11/1/2042[c]	15,151,847
8,400,000	4.000%, 11/1/2042[c]	8,994,562
7,600,000	5.000%, 11/1/2042[c]	8,291,125
6,000,000	5.000%, 12/1/2042[c]	6,545,625

	Total	59,877,130

Technology (1.7%)
	CA, Inc.
1,925,000	5.375%, 12/1/2019	2,240,188
	Computer Sciences Corporation
1,250,000	2.500%, 9/15/2015	1,276,744
	Equinix, Inc.
1,100,000	8.125%, 3/1/2018	1,210,000
360,000	7.000%, 7/15/2021	399,600
	Hewlett-Packard Company
1,800,000	2.650%, 6/1/2016	1,802,117
700,000	2.600%, 9/15/2017[g]	681,678
1,410,000	4.650%, 12/9/2021	1,411,393
	Motorola Solutions, Inc.
2,500,000	3.750%, 5/15/2022	2,600,450
	Oracle Corporation
1,800,000	2.500%, 10/15/2022	1,832,481
	Xerox Corporation
750,000	6.400%, 3/15/2016	856,337
1,050,000	2.950%, 3/15/2017	1,081,897

	Total	15,392,885

Transportation (2.2%)
	Burlington Northern Santa Fe, LLC
625,000	3.050%, 9/1/2022	652,146
	Continental Airlines, Inc.
1,300,000	6.750%, 9/15/2015[f]	1,360,125
608,678	7.250%, 11/10/2019	693,893
785,000	4.000%, 10/29/2024	822,287
	CSX Corporation
793,000	7.900%, 5/1/2017	1,004,033
720,000	4.250%, 6/1/2021	806,285
1,107,000	6.220%, 4/30/2040	1,466,471
	Delta Air Lines, Inc.
1,282,706	4.950%, 11/23/2019[g]	1,386,990
715,000	4.750%, 5/7/2020	755,254
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[f]	2,351,297
1,085,000	4.500%, 8/16/2021[f]	1,193,405
	Hertz Corporation
1,430,000	6.750%, 4/15/2019[g]	1,517,587
	Kansas City Southern de Mexico SA de CV
270,000	6.125%, 6/15/2021	301,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Transportation (2.2%) - continued
	Navios Maritime Holdings, Inc.
$990,000	8.875%, 11/1/2017	$1,014,750
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
270,000	9.250%, 4/15/2019	255,825
	Penske Truck Leasing Company, LP
2,135,000	2.500%, 3/15/2016[f]	2,127,811
	United Parcel Service, Inc.
1,780,000	2.450%, 10/1/2022	1,816,839

	Total	19,526,723

U.S. Government and Agencies (5.8%)
	Federal Home Loan Mortgage Corporation
1,050,000	1.750%, 5/30/2019	1,085,299
	Tennessee Valley Authority
1,780,000	1.875%, 8/15/2022[g]	1,770,347
	U.S. Treasury Bonds
4,240,000	3.125%, 11/15/2041	4,499,700
3,920,000	3.000%, 5/15/2042	4,049,239
	U.S. Treasury Notes
1,780,000	1.000%, 3/31/2017	1,809,064
3,590,000	2.875%, 3/31/2018	3,984,620
3,890,000	2.375%, 6/30/2018	4,216,091
2,840,000	3.625%, 2/15/2020	3,325,686
4,500,000	3.500%, 5/15/2020	5,238,279
3,980,000	2.625%, 11/15/2020	4,371,783
4,195,000	3.125%, 5/15/2021	4,768,863
3,675,000	2.000%, 11/15/2021	3,817,406
	U.S. Treasury Notes, TIPS
2,212,281	0.125%, 4/15/2016	2,332,231
2,525,156	0.125%, 4/15/2017	2,708,233
3,607,586	0.625%, 7/15/2021	4,127,872

	Total	52,104,713

U.S. Municipals (0.5%)
	California General Obligation Bonds (Build America Bonds)
720,000	7.950%, 3/1/2036	862,272
	Denver, Colorado City & County Airport Revenue Bonds
1,450,000	5.250%, 11/15/2022	1,720,193
	Illinois State General Obligation Bonds
1,825,000	5.877%, 3/1/2019	2,100,721

	Total	4,683,186

Utilities (5.9%)
	AES Corporation
935,000	7.750%, 10/15/2015	1,049,538
	Ameren Illinois Company
1,800,000	6.125%, 11/15/2017	2,171,167
	Cleveland Electric Illuminating Company
1,065,000	5.700%, 4/1/2017	1,207,971
	Commonwealth Edison Company
1,000,000	6.150%, 9/15/2017	1,229,589
	DPL, Inc.
1,770,000	6.500%, 10/15/2016	1,920,450
	DTE Energy Company
1,500,000	6.375%, 4/15/2033	1,985,708
	Energy Transfer Partners, LP
1,500,000	4.650%, 6/1/2021	1,665,942
1,000,000	5.200%, 2/1/2022	1,147,910
	Enterprise Products Operating, LLC
1,400,000	7.034%, 1/15/2068	1,599,500
1,180,000	6.300%, 9/15/2017	1,446,727
1,070,000	6.650%, 4/15/2018	1,340,184
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	690,401
1,500,000	4.000%, 10/1/2020	1,617,330
	Florida Power Corporation
1,000,000	6.400%, 6/15/2038	1,416,180
	ITC Holdings Corporation
2,000,000	5.875%, 9/30/2016[f]	2,284,270
1,400,000	6.050%, 1/31/2018[f]	1,648,836
	Kinder Morgan Energy Partners, LP
1,065,000	5.000%, 8/15/2042	1,154,022
	Markwest Energy Partners, LP
1,090,000	6.500%, 8/15/2021	1,179,925
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,433,900
	NiSource Finance Corporation
1,700,000	6.400%, 3/15/2018	2,069,240
1,800,000	5.450%, 9/15/2020	2,137,772
	NRG Energy, Inc.
710,000	8.250%, 9/1/2020	782,775
	Ohio Edison Company
950,000	6.875%, 7/15/2036	1,287,893
	Ohio Power Company
1,600,000	6.050%, 5/1/2018	1,933,875
	ONEOK Partners, LP
710,000	2.000%, 10/1/2017	724,520
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,626,172
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,843,135
	PSEG Power, LLC
700,000	5.320%, 9/15/2016	799,511
	Southern California Edison Company
1,415,000	6.250%, 8/1/2049[i]	1,555,453
	Southern Star Central Corporation
2,400,000	6.750%, 3/1/2016	2,445,000
	Southwestern Public Service Company
1,730,000	6.000%, 10/1/2036	2,204,833
	Union Electric Company
1,600,000	6.400%, 6/15/2017	1,971,707
	Williams Partners, LP
1,780,000	3.350%, 8/15/2022	1,845,257

	Total	53,416,693

	Total Long-Term Fixed Income (cost $781,590,293)	848,298,662

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Shares	Preferred Stock (1.6%)	Value
Financials (1.6%)
$52,000	Annaly Capital Management, Inc., 7.500%[i,k]	$1,323,400
81,000	BB&T Corporation, 5.200%[i,k]	2,004,750
12,500	CoBank ACB, 6.250%[f,i,k]	1,321,875
72,000	Discover Financial Services, 6.500%[i]	1,832,400
43,750	HSBC Holdings plc, 8.000%[i]	1,234,625
91,786	PNC Financial Services Group, Inc., 6.125%[i]	2,570,008
70,937	Royal Bank of Scotland Group plc, 7.250%[i]	1,684,754
34,789	U.S. Bancorp, 6.000%[i]	998,444
45,400	U.S. Bancorp, 6.500%[i]	1,342,478

	Total	14,312,734

	Total Preferred Stock (cost $13,069,068)	14,312,734

Shares	Collateral Held for Securities Loaned (0.8%)	Value
7,306,530	Thrivent Financial Securities Lending Trust	7,306,530

	Total Collateral Held for Securities Loaned (cost $7,306,530)	7,306,530

Shares or Principal Amount	Short-Term Investments (7.5%)	Value
500,000	Federal Home Loan Mortgage Corporation Discount Notes 0.160%, 12/17/2012[l,m]	499,898
67,355,631	Thrivent Financial Securities Lending Trust	67,355,631

	Total Short-Term Investments (at amortized cost)	67,855,529

	Total Investments (cost $895,160,639) 106.6%	$963,355,492

	Other Assets and Liabilities, Net (6.6%)	(59,230,096)

	Total Net Assets 100.0%	$904,125,396

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
e	All or a portion of the security is insured or guaranteed.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $144,514,913 or 16.0% of total net assets.

g	All or a portion of the security is on loan.
h

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of October 31, 2012.

Security	Acquisition Date	Cost
JBS Finance II, Ltd.	7/22/2010	$739,755
Preferred Term Securities XXIII, Ltd.	9/14/2006	$2,585,288

i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	At October 31, 2012, $499,898 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$76,762,576
Gross unrealized depreciation	(8,646,319)

Net unrealized appreciation (depreciation)	$68,116,257

Cost for federal income tax purposes	$895,239,235

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,801,529	–	2,801,529	–
Capital Goods	544,860	–	544,860	–
Communications Services	7,384,681	–	7,384,681	–
Consumer Cyclical	2,338,442	–	2,338,442	–
Consumer Non-Cyclical	4,431,229	–	4,431,229	–
Energy	274,613	–	274,613	–
Financials	898,596	–	898,596	–
Technology	3,859,880	–	3,859,880	–
Transportation	1,430,443	–	1,430,443	–
Utilities	1,617,764	–	1,617,764	–

Long-Term Fixed Income
Asset-Backed Securities	7,363,639	–	7,363,639	–
Basic Materials	32,027,856	–	32,027,856	–
Capital Goods	23,619,808	–	23,619,808	–
Collateralized Mortgage Obligations	8,347,689	–	8,347,689	–
Commercial Mortgage-Backed Securities	14,727,652	–	14,727,652	–
Communications Services	82,568,581	–	82,568,581	–
Consumer Cyclical	38,807,706	–	38,807,706	–
Consumer Non-Cyclical	70,959,861	–	70,959,861	–
Energy	84,920,083	–	84,920,083	–
Financials	231,391,244	–	229,085,645	2,305,599
Foreign Government	48,563,213	–	48,563,213	–
Mortgage-Backed Securities	59,877,130	–	59,877,130	–
Technology	15,392,885	–	15,392,885	–
Transportation	19,526,723	–	19,526,723	–
U.S. Government and Agencies	52,104,713	–	52,104,713	–
U.S. Municipals	4,683,186	–	4,683,186	–
Utilities	53,416,693	–	53,416,693	–

Preferred Stock
Financials	14,312,734	12,990,859	1,321,875	–
Collateral Held for Securities Loaned	7,306,530	7,306,530	–	–
Short-Term Investments	67,855,529	67,355,631	499,898	–

Total	$963,355,492	$87,653,020	$873,396,873	$2,305,599

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	12,063	12,063	–	–

Total Asset Derivatives	$12,063	$12,063	$–	$–

Liability Derivatives
Futures Contracts	322,260	322,260	–	–
Credit Default Swaps	251,053	–	251,053	–

Total Liability Derivatives	$573,313	$322,260	$251,053	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	155	December 2012	$34,161,020	$34,150,860	($10,160)
5-Yr. U.S. Treasury Bond Futures	(335)	December 2012	(41,635,813)	(41,623,750)	12,063
10-Yr. U.S. Treasury Bond Futures	(840)	December 2012	(111,592,748)	(111,746,250)	(153,502)
20-Yr U.S. Treasury Bond Futures	360	December 2012	53,911,098	53,752,500	(158,598)
Total Futures Contracts					($310,197)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$5,346,000	($238,666)	($12,387)	($251,053)
Total Credit Default Swaps					($12,387)	($251,053)

1

As the buyer of protection, Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Income Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	12,063
Total Interest Rate Contracts		12,063
Total Asset Derivatives		$12,063

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	322,260
Total Interest Rate Contracts		322,260

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	251,053

Total Credit Contracts		251,053
Total Liability Derivatives		$573,313

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,915,276)

Total Interest Rate Contracts		(1,915,276)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(383)

Total Foreign Exchange Contracts		(383)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(19,234)

Total Credit Contracts		(19,234)

Total		($1,934,893)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(871,217)
Total Interest Rate Contracts		(871,217)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(156,171)
Total Credit Contracts		(156,171)

Total		($1,027,388)

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$238,951,003	28.6%	N/A	N/A
Credit Contracts	N/A	N/A	$4,727,018	0.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
High Yield	$945,118	$–	$935,106	–	$–	$–
Securities Lending Trust-Collateral Investment	16,053,730	80,375,687	89,122,887	7,306,530	7,306,530	30,383
Securities Lending Trust-Short Term Investment	–	76,165,636	8,810,005	67,355,631	67,355,631	4,356
Total Value and Income Earned	16,998,848				74,662,161	34,739

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (103.9%)	Value
Asset-Backed Securities (4.1%)
	Carrington Mortgage Loan Trust
$650,000	0.361%, 8/25/2036[a]	$264,933
	Conseco Financial Corporation
5,492	7.650%, 10/15/2027	5,505
	Countrywide Asset-Backed Certificates
675,000	5.859%, 10/25/2046	432,605
	Credit Based Asset Servicing and Securitization, LLC
722,631	4.384%, 12/25/2036	440,407
	First Horizon ABS Trust
1,440,060	0.341%, 10/25/2026[a,b]	1,231,846
1,339,613	0.371%, 10/25/2034[a,b]	957,337
	GMAC Mortgage Corporation Loan Trust
2,141,041	0.391%, 8/25/2035[a,b]	1,441,081
1,730,070	0.391%, 12/25/2036[a,b]	1,246,517
	Master Credit Card Trust
2,000,000	0.780%, 4/21/2017[c]	1,999,606
	Popular ABS Mortgage Pass-Through Trust
900,000	5.297%, 11/25/2035	568,336
	Renaissance Home Equity Loan Trust
1,476,839	5.608%, 5/25/2036	872,133
1,000,000	5.285%, 1/25/2037	501,705
	Wachovia Asset Securitization, Inc.
2,171,812	0.351%, 7/25/2037[a,b,d]	1,582,933

	Total	11,544,944

Basic Materials (0.7%)
	Dow Chemical Company
800,000	4.250%, 11/15/2020	886,759
	Freeport-McMoRan Copper & Gold, Inc.
500,000	3.550%, 3/1/2022	509,099
	Xstrata Finance Canada, Ltd.
550,000	2.450%, 10/25/2017[c]	548,592

	Total	1,944,450

Capital Goods (0.7%)
	John Deere Capital Corporation
300,000	1.700%, 1/15/2020	300,893
	Owens Corning, Inc.
225,000	4.200%, 12/15/2022	227,417
	Republic Services, Inc.
400,000	5.000%, 3/1/2020	464,023
	Textron, Inc.
500,000	7.250%, 10/1/2019	604,360
	United Technologies Corporation
400,000	0.918%, 6/1/2015[a]	404,961

	Total	2,001,654

Collateralized Mortgage Obligations (2.1%)
	Bear Stearns Mortgage Funding Trust
417,152	0.491%, 8/25/2036[a]	118,833
	Countrywide Alternative Loan Trust
1,206,445	6.000%, 1/25/2037	987,195
	GMAC Mortgage Corporation Loan Trust
673,878	5.351%, 9/19/2035	656,876
	HomeBanc Mortgage Trust
1,698,254	2.634%, 4/25/2037	1,081,428
	J.P. Morgan Alternative Loan Trust
2,180,664	2.808%, 3/25/2036	1,502,074
678,215	6.500%, 3/25/2036	572,375
	Master Asset Securitization Trust
706,049	0.711%, 6/25/2036[a]	461,524
	WaMu Mortgage Pass Through Certificates
328,380	2.725%, 8/25/2046	255,736
	Wells Fargo Mortgage Backed Securities Trust
529,693	6.000%, 7/25/2037	518,396

	Total	6,154,437

Commercial Mortgage-Backed Securities (6.4%)
	Bear Stearns Commercial Mortgage Securities, Inc.
563,212	5.613%, 6/11/2050	577,927
509,507	0.364%, 3/15/2022[a,c]	494,440
	Citigroup/Deutsche Bank Commercial Mortgage
1,250,000	5.322%, 12/11/2049	1,436,545
	Commercial Mortgage Pass- Through Certificates
4,000,000	0.344%, 12/15/2020[a,c]	3,718,052
	Credit Suisse Mortgage Capital Certificates
1,583,619	0.384%, 10/15/2021[a,c]	1,545,254
1,200,000	5.467%, 9/15/2039	1,368,913
	Government National Mortgage Association
1,817,546	3.214%, 1/16/2040	1,912,237
	GS Mortgage Securities Corporation II
3,000,000	1.260%, 3/6/2020[a,c]	2,998,842
	LB-UBS Commercial Mortgage Trust
700,000	5.866%, 9/15/2045	841,693
	Morgan Stanley Capital I
1,000,000	3.224%, 7/15/2049	1,079,861
	Wachovia Bank Commercial Mortgage Trust
2,000,000	5.765%, 7/15/2045	2,305,432

	Total	18,279,196

Communications Services (3.3%)
	American Tower Corporation
1,000,000	5.050%, 9/1/2020	1,123,696
	CBS Corporation
800,000	8.875%, 5/15/2019	1,100,990
	CenturyLink, Inc.
500,000	5.800%, 3/15/2022	526,293
	Cox Communications, Inc.
750,000	8.375%, 3/1/2039[c]	1,190,075
	Crown Castle Towers, LLC
800,000	4.883%, 8/15/2020[c]	914,178

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (103.9%)	Value
Communications Services (3.3%) - continued
	Discovery Communications, LLC
$400,000	4.950%, 5/15/2042	$450,929
	Frontier Communications Corporation
681,000	6.250%, 1/15/2013	686,108
	Qwest Communications International, Inc.
450,000	7.125%, 4/1/2018	475,322
	SBA Tower Trust
800,000	5.101%, 4/15/2017[c]	888,639
	Telemar Norte Leste SA
500,000	5.500%, 10/23/2020[c]	537,500
	Time Warner Cable, Inc.
450,000	4.500%, 9/15/2042	462,393
	Verizon Communications, Inc.
350,000	8.950%, 3/1/2039	618,830
	Virgin Media Secured Finance plc
400,000	5.250%, 1/15/2021	466,011

	Total	9,440,964

Consumer Cyclical (1.2%)
	California Institute of Technology
750,000	4.700%, 11/1/2111	826,267
	Dartmouth College
575,000	3.760%, 6/1/2043	596,309
	Ford Motor Credit Company, LLC
500,000	3.984%, 6/15/2016	529,945
400,000	5.000%, 5/15/2018	441,218
	Macy’s Retail Holdings, Inc.
800,000	7.450%, 7/15/2017	991,766

	Total	3,385,505

Consumer Non-Cyclical (3.2%)
	Altria Group, Inc.
400,000	4.250%, 8/9/2042	408,573
	Anheuser-Busch InBev Worldwide, Inc.
700,000	1.375%, 7/15/2017	710,552
	Beam, Inc.
400,000	3.250%, 5/15/2022	420,104
	Celgene Corporation
1,000,000	3.950%, 10/15/2020	1,089,874
	Coca-Cola Enterprises, Inc.
500,000	3.250%, 8/19/2021	525,289
	Colgate-Palmolive Company
500,000	2.625%, 5/1/2017	535,464
	CVS Caremark Corporation
500,000	6.125%, 9/15/2039	670,491
	Express Scripts Holding Company
400,000	3.900%, 2/15/2022[c]	437,224
	HCA, Inc.
800,000	6.500%, 2/15/2020	884,000
	Heineken NV
200,000	1.400%, 10/1/2017[c]	200,900
400,000	2.750%, 4/1/2023[c]	404,124
	Koninklijke Philips Electronics NV
600,000	3.750%, 3/15/2022	664,035
	Mayo Clinic Rochester
450,000	3.774%, 11/15/2043	447,093
	Quest Diagnostics, Inc.
350,000	4.700%, 4/1/2021	394,850
	Reynolds American, Inc.
275,000	1.050%, 10/30/2015	275,808
325,000	3.250%, 11/1/2022	328,713
	SABMiller Holdings, Inc.
800,000	3.750%, 1/15/2022[c]	879,872

	Total	9,276,966

Energy (2.4%)
	BP Capital Markets plc
1,000,000	4.500%, 10/1/2020	1,174,282
	EOG Resources, Inc.
425,000	2.625%, 3/15/2023	435,054
	International Petroleum Investment Company, Ltd.
1,000,000	5.000%, 11/15/2020[c]	1,112,500
	Marathon Oil Corporation
400,000	0.900%, 11/1/2015	401,415
	Rowan Companies, Inc.
500,000	4.875%, 6/1/2022	552,780
	Transocean, Inc.
800,000	7.375%, 4/15/2018	967,208
	Valero Energy Corporation
800,000	6.125%, 2/1/2020	988,158
	Weatherford International, Ltd.
500,000	6.000%, 3/15/2018	575,489
500,000	5.125%, 9/15/2020	556,632

	Total	6,763,518

Financials (12.3%)
	Ally Financial, Inc.
400,000	4.500%, 2/11/2014	412,000
	American Express Bank FSB
500,000	6.000%, 9/13/2017	608,511
	Associated Banc Corporation
425,000	1.875%, 3/12/2014	424,883
	Bank of America Corporation
400,000	5.650%, 5/1/2018	465,699
400,000	5.875%, 2/7/2042	491,654
	Bank of New York Mellon Corporation
450,000	1.281%, 11/24/2014[a]	456,472
450,000	1.700%, 11/24/2014	460,093
	Barclays Bank plc
550,000	5.140%, 10/14/2020	575,290
	Bear Stearns Companies, LLC
800,000	6.400%, 10/2/2017	963,974
	Boston Properties, LP
800,000	4.125%, 5/15/2021	877,621
	Capital One Capital V
850,000	10.250%, 8/15/2039	875,500
	Citigroup, Inc.
409,000	1.290%, 4/1/2014[a]	410,020
	CNA Financial Corporation
800,000	6.500%, 8/15/2016	923,542
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
500,000	4.750%, 1/15/2020[c]	573,230
500,000	11.000%, 12/29/2049[c,e]	668,750
	Credit Suisse of New York, Convertible
350,000	0.500%, 6/22/2018[f]	341,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (103.9%)	Value
Financials (12.3%) - continued
	Credit Suisse Securities USA, LLC
$1,200,000	1.000%, 4/28/2017[g]	$1,246,080
	Discover Bank
500,000	7.000%, 4/15/2020	612,848
	Duke Realty, LP
475,000	3.875%, 10/15/2022	494,445
	Eksportfinans ASA
500,000	2.375%, 5/25/2016	471,250
	Fifth Third Bancorp
650,000	5.450%, 1/15/2017	733,760
	General Electric Capital Corporation
800,000	3.800%, 6/18/2019[c]	853,748
300,000	6.750%, 3/15/2032	399,039
	Goldman Sachs Group, Inc., Convertible
20,398	1.000%, 7/10/2013[c,h]	598,151
	HCP, Inc.
800,000	5.375%, 2/1/2021	925,979
	Health Care REIT, Inc.
800,000	6.125%, 4/15/2020	941,378
	HSBC Holdings plc
575,000	6.500%, 5/2/2036	704,009
	ING Bank NV
250,000	5.000%, 6/9/2021[c]	282,340
	ING Capital Funding Trust III
100,000	3.962%, 12/31/2049[e]	93,876
	International Lease Finance Corporation
300,000	8.625%, 9/15/2015	337,800
	J.P. Morgan Chase & Company
725,000	2.000%, 8/15/2017	732,767
	Kommuninvest I Sverige AB
275,000	1.000%, 10/24/2017[c]	275,133
	Liberty Mutual Group, Inc.
200,000	4.950%, 5/1/2022[c]	218,412
	Liberty Property, LP
630,000	5.500%, 12/15/2016	716,193
	Lloyds TSB Bank plc
600,000	6.500%, 9/14/2020[c]	653,640
	Macquarie Bank, Ltd.
500,000	5.000%, 2/22/2017[c]	543,065
	Metropolitan Life Global Funding I
750,000	3.650%, 6/14/2018[c]	823,061
	Morgan Stanley
800,000	7.300%, 5/13/2019	962,654
	National Australia Bank, Ltd.
300,000	2.000%, 6/20/2017[c]	310,140
	PNC Funding Corporation
800,000	5.125%, 2/8/2020	959,961
	Principal Financial Group, Inc.
800,000	8.875%, 5/15/2019	1,062,977
	Prudential Financial, Inc.
1,150,000	6.100%, 6/15/2017	1,364,764
	Rabobank Capital Funding Trust II
405,000	5.260%, 12/29/2049[c,e]	405,000
	Reinsurance Group of America, Inc.
950,000	5.625%, 3/15/2017	1,082,661
	Royal Bank of Canada
850,000	1.013%, 10/30/2014[a]	858,393
	Simon Property Group, LP
800,000	4.375%, 3/1/2021	903,325
	SLM Corporation
400,000	6.250%, 1/25/2016	432,020
400,000	8.000%, 3/25/2020	463,248
	Swiss RE Capital I, LP
850,000	6.854%, 5/29/2049[c,e]	886,743
	Travelers Companies, Inc.
350,000	6.250%, 6/15/2037	478,407
	UBS AG/London
900,000	1.875%, 1/23/2015[c]	916,718
	UnionBanCal Corporation
575,000	3.500%, 6/18/2022	609,422
	WEA Finance, LLC
600,000	6.750%, 9/2/2019[c]	742,660
	Willis North America, Inc.
570,000	6.200%, 3/28/2017	654,599

	Total	35,279,505

Foreign Government (2.2%)
	Bank Nederlandse Gemeenten NV
900,000	4.375%, 2/16/2021[c]	1,052,190
	Chile Government International Bond
800,000	3.875%, 8/5/2020	908,000
	Corporacion Andina de Fomento
425,000	4.375%, 6/15/2022	462,135
	Mexico Government International Bond
450,000	6.050%, 1/11/2040	597,375
	Province of British Columbia
1,375,000	2.650%, 9/22/2021	1,462,175
	Province of Manitoba
750,000	1.300%, 4/3/2017	767,325
	Province of New Brunswick
475,000	2.750%, 6/15/2018	513,356
	Province of Ontario
750,000	1.100%, 10/25/2017	751,200

	Total	6,513,756

Mortgage-Backed Securities (25.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
7,175,000	2.500%, 11/1/2027[i]	7,493,391
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,750,000	3.000%, 11/1/2042[i]	7,065,879
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
9,650,000	2.500%, 11/1/2027[i]	10,099,328
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
17,425,000	3.500%, 11/1/2042[i]	18,560,347
9,525,000	4.000%, 11/1/2042[i]	10,199,191
13,725,000	5.000%, 11/1/2042[i]	14,973,117
5,000,000	5.000%, 12/1/2042[i]	5,454,687

	Total	73,845,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (103.9%)	Value
Technology (0.3%)
	Affiliated Computer Services, Inc.
$800,000	5.200%, 6/1/2015	$863,232

	Total	863,232

Transportation (1.3%)
	Burlington Northern Santa Fe, LLC
400,000	3.050%, 9/1/2022	417,373
	Continental Airlines, Inc.
625,000	4.150%, 4/11/2024	654,375
	CSX Corporation
800,000	3.700%, 10/30/2020	868,744
	Delta Air Lines, Inc.
458,109	4.950%, 11/23/2019	495,354
250,000	4.750%, 5/7/2020	264,075
	ERAC USA Finance, LLC
800,000	5.250%, 10/1/2020[c]	917,579

	Total	3,617,500

U.S. Government and Agencies (33.5%)
	Federal Home Loan Banks
10,000,000	0.142%, 4/19/2013[a]	9,999,670
1,750,000	1.375%, 5/28/2014	1,781,601
650,000	0.500%, 11/20/2015	650,953
	Federal Home Loan Mortgage Corporation
5,000,000	0.164%, 6/17/2013[a]	5,003,040
1,000,000	1.250%, 8/1/2019	999,689
875,000	1.250%, 10/2/2019	872,568
	U.S. Treasury Bonds
1,500,000	4.500%, 5/15/2038	2,005,782
100,000	3.500%, 2/15/2039	114,422
6,760,000	3.000%, 5/15/2042	6,982,870
	U.S. Treasury Bonds, TIPS
1,019,369	0.750%, 2/15/2042	1,135,085
	U.S. Treasury Notes
1,750,000	0.750%, 6/15/2014	1,763,603
4,275,000	0.250%, 9/15/2015	4,259,969
3,750,000	1.000%, 10/31/2016	3,816,795
9,175,000	0.750%, 6/30/2017	9,210,838
1,000,000	2.375%, 6/30/2018	1,083,828
23,400,000	0.875%, 7/31/2019	23,078,250
1,000,000	3.125%, 5/15/2021	1,136,797
2,425,000	1.625%, 8/15/2022	2,411,738
	U.S. Treasury Notes, TIPS
5,070,600	0.125%, 4/15/2017	5,438,218
6,212,458	1.125%, 1/15/2021	7,346,723
6,207,903	0.125%, 1/15/2022	6,789,900

	Total	95,882,339

U.S. Municipals (0.4%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
850,000	6.718%, 1/1/2049	1,162,902

	Total	1,162,902

Utilities (4.0%)
	Cleveland Electric Illuminating Company
825,000	5.700%, 4/1/2017	935,752
	Duke Energy Carolinas, LLC
350,000	4.000%, 9/30/2042	373,228
	Energy Transfer Partners, LP
1,000,000	4.650%, 6/1/2021	1,110,628
	FirstEnergy Solutions Corporation
850,000	4.800%, 2/15/2015	918,938
	ITC Holdings Corporation
775,000	6.050%, 1/31/2018[c]	912,748
	Kinder Morgan Energy Partners, LP
400,000	5.300%, 9/15/2020	473,952
	MidAmerican Energy Holdings Company
775,000	6.500%, 9/15/2037	1,070,149
	NiSource Finance Corporation
400,000	6.125%, 3/1/2022	492,336
400,000	3.850%, 2/15/2023	423,324
	ONEOK Partners, LP
450,000	8.625%, 3/1/2019	598,240
	Pennsylvania Electric Company
800,000	5.200%, 4/1/2020	913,451
	Potomac Electric Power Company
600,000	7.900%, 12/15/2038	979,179
	Sempra Energy
400,000	2.300%, 4/1/2017	417,684
	Union Electric Company
1,150,000	6.400%, 6/15/2017	1,417,165
	Williams Partners, LP
450,000	3.350%, 8/15/2022	466,497

	Total	11,503,271

	Total Long-Term Fixed Income (cost $289,250,128)	297,460,079

Shares	Mutual Funds (4.6%)	Value
Fixed Income Mutual Funds (4.6%)
2,646,014	Thrivent High Yield Fund	13,256,528

	Total	13,256,528

	Total Mutual Funds (cost $9,800,000)	13,256,528

Shares	Preferred Stock (0.3%)	Value
Financials (0.3%)
10,000	Discover Financial Services,
	6.500%[e]	254,500
16,000	HSBC Holdings plc, 8.000%[e]	451,520

	Total	706,020

	Total Preferred Stock (cost $649,600)	706,020

Shares or Principal Amount	Short-Term Investments (16.7%)	Value
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.160%, 12/17/2012[j,k]	299,939
43,110,519	Thrivent Financial Securities Lending Trust	43,110,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2012

Shares or Principal Amount	Short-Term Investments (16.7%)	Value
	U.S. Treasury Bills
4,500,000	0.115%, 11/8/2012[j]	$4,499,899

	Total Short-Term Investments (at amortized cost)	47,910,357

	Total Investments (cost $347,610,085) 125.5%	$359,332,984

	Other Assets and Liabilities, Net (25.5%)	(73,059,138)

	Total Net Assets 100.0%	$286,273,846

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
b	All or a portion of the security is insured or guaranteed.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $29,503,106 or 10.3% of total net assets.

d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Core Bond Fund owned as of October 31, 2012.

Security	Acquisition Date	Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$2,171,812

e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
g	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
h	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	At October 31, 2012, $299,939 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,641,377
Gross unrealized depreciation	(6,039,395)

Net unrealized appreciation (depreciation)	$11,601,982

Cost for federal income tax purposes	$347,731,002

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Core Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	11,544,944	–	11,544,944	–
Basic Materials	1,944,450	–	1,944,450	–
Capital Goods	2,001,654	–	2,001,654	–
Collateralized Mortgage Obligations	6,154,437	–	6,154,437	–
Commercial Mortgage-Backed Securities	18,279,196	–	18,279,196	–
Communications Services	9,440,964	–	9,440,964	–
Consumer Cyclical	3,385,505	–	3,385,505	–
Consumer Non-Cyclical	9,276,966	–	9,276,966	–
Energy	6,763,518	–	6,763,518	–
Financials	35,279,505	–	33,093,674	2,185,831
Foreign Government	6,513,756	–	6,513,756	–
Mortgage-Backed Securities	73,845,940	–	73,845,940	–
Technology	863,232	–	863,232	–
Transportation	3,617,500	–	3,617,500	–
U.S. Government and Agencies	95,882,339	–	95,882,339	–
U.S. Municipals	1,162,902	–	1,162,902	–
Utilities	11,503,271	–	11,503,271	–

Mutual Funds
Fixed Income Mutual Funds	13,256,528	13,256,528	–	–

Preferred Stock
Financials	706,020	706,020	–	–
Short-Term Investments	47,910,357	43,110,519	4,799,838	–

Total	$359,332,984	$57,073,067	$300,074,086	$2,185,831

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	22,525	22,525	–	–

Total Asset Derivatives	$22,525	$22,525	$–	$–

Liability Derivatives
Futures Contracts	35,244	35,244	–	–
Credit Default Swaps	308,639	–	308,639	–

Total Liability Derivatives	$343,883	$35,244	$308,639	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	December 2012	($22,041,883)	($22,032,813)	$9,070
5-Yr. U.S. Treasury Bond Futures	(45)	December 2012	(5,592,870)	(5,591,249)	1,621
10-Yr. U.S. Treasury Bond Futures	(270)	December 2012	(35,930,272)	(35,918,438)	11,834
20-Yr U.S. Treasury Bond Futures	80	December 2012	11,980,244	11,945,000	(35,244)
Total Futures Contracts					($12,719)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2012

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$5,940,000	($293,561)	($13,764)	($307,325)
CDX IG, Series 18, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2017	12,000,000	58,022	(59,336)	(1,314)
Total Credit Default Swaps					($73,100)	($308,639)

1

As the buyer of protection, Core Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Core Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Core Bond Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	22,525
Total Interest Rate Contracts		22,525

Total Asset Derivatives		$22,525

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	35,244
Total Interest Rate Contracts		35,244

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	308,639
Total Credit Contracts		308,639

Total Liability Derivatives		$343,883

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	6,010
Futures	Net realized gains/(losses) on Futures contracts	(949,575)

Total Interest Rate Contracts		(943,565)

Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	(26,370)

Total Equity Contracts		(26,370)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	107,362
Total Credit Contracts		107,362

Total		($862,573)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(220,077)
Total Interest Rate Contracts		(220,077)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(994,124)
Total Credit Contracts		(994,124)

Total		($1,214,201)

The following table presents Core Bond Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)		Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	%	N/A	N/A	5
Interest Rate Contracts	$74,869,148	26.1		N/A	N/A	1
Credit Contracts	N/A	N/A		$13,308,457	4.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Core Bond Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
High Yield	$12,489,184	$–	$–	2,646,014	$13,256,528	$927,956
Securities Lending Trust- Short Term Investment	—	47,062,798	3,952,279	43,110,519	43,110,519	7,257
Total Value and Income Earned	12,489,184				56,367,047	935,213

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (96.5%)	Value
Asset-Backed Securities (1.3%)
	Education Loan Asset-Backed Trust I
$460,623	0.661%, 6/25/2022[a]	$460,814
	Northstar Student Loan Trust I
1,000,000	0.966%, 12/26/2031[a]	1,000,175

	Total	1,460,989

Collateralized Mortgage Obligations (0.6%)
	Federal National Mortgage Association
611,356	2.250%, 6/25/2025	633,246

	Total	633,246

Commercial Mortgage-Backed Securities (1.4%)
	Government National Mortgage Association
785,344	2.164%, 3/16/2033	798,050
727,018	3.214%, 1/16/2040	764,895

	Total	1,562,945

Financials (6.4%)
	Achmea Hypotheekbank NV
608,000	3.200%, 11/3/2014[b]	636,533
	Bank of Montreal
750,000	2.625%, 1/25/2016[b]	797,325
	Bank of Nova Scotia
500,000	1.450%, 7/26/2013[b]	504,000
	Canadian Imperial Bank of Commerce
1,000,000	2.600%, 7/2/2015[b]	1,054,000
	Dexia Credit Local SA
500,000	2.750%, 4/29/2014[b]	505,243
	National Bank of Canada
500,000	2.200%, 10/19/2016[b]	527,350
	NCUA Guaranteed Notes
677,142	0.669%, 10/7/2020[a]	679,443
	Private Export Funding Corporation
1,000,000	1.375%, 2/15/2017	1,020,545
1,000,000	2.050%, 11/15/2022	997,432
	Toronto-Dominion Bank
500,000	2.200%, 7/29/2015[b]	522,150

	Total	7,244,021

Foreign Government (2.4%)
	Bank Nederlandse Gemeenten NV
280,000	4.375%, 2/16/2021[b]	327,348
	Kommunalbanken AS
500,000	2.750%, 5/5/2015[b]	526,850
	Kreditanstalt fuer Wiederaufbau
825,000	0.224%, 6/17/2013[a]	825,045
	Province of British Columbia
1,000,000	2.650%, 9/22/2021	1,063,400

	Total	2,742,643

Mortgage-Backed Securities (8.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,700,000	2.500%, 11/1/2027[c]	1,775,438
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
950,000	3.000%, 11/1/2042[c]	994,457
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,050,000	2.500%, 11/1/2027[c]	1,098,891
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,275,000	3.500%, 11/1/2042[c]	2,423,230
1,050,000	4.000%, 11/1/2042[c]	1,124,320
2,050,000	5.000%, 11/1/2042[c]	2,236,422

	Total	9,652,758

U.S. Government and Agencies (74.8%)
	FDIC Structured Sale Guaranteed Notes
400,000	Zero Coupon, 1/7/2014[b]	397,536
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,040,238
1,000,000	2.000%, 7/27/2016	1,047,068
	Federal Farm Credit Banks
500,000	2.210%, 8/1/2024	497,929
	Federal Home Loan Banks
3,875,000	0.375%, 1/29/2014	3,880,564
2,000,000	1.375%, 5/28/2014	2,036,116
1,000,000	0.500%, 11/20/2015	1,001,466
2,000,000	1.000%, 6/21/2017	2,022,640
3,000,000	5.000%, 11/17/2017	3,616,827
	Federal Home Loan Mortgage Corporation
660,000	1.750%, 9/10/2015	684,582
1,000,000	1.250%, 8/1/2019	999,689
1,000,000	1.250%, 10/2/2019	997,220
3,000,000	2.375%, 1/13/2022	3,144,054
	Federal National Mortgage Association
1,815,000	1.250%, 2/27/2014	1,841,071
2,450,000	0.500%, 5/27/2015	2,456,377
500,000	1.375%, 11/15/2016	514,673
2,950,000	0.875%, 12/20/2017	2,944,100
1,250,000	6.250%, 5/15/2029	1,819,421
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,639,308
	U.S. Treasury Bonds
2,125,000	7.625%, 2/15/2025	3,452,462
850,000	6.500%, 11/15/2026	1,301,297
1,100,000	3.000%, 5/15/2042	1,136,266
	U.S. Treasury Bonds, TIPS
336,041	2.375%, 1/15/2025	459,458
346,349	2.125%, 2/15/2040	515,195
509,684	0.750%, 2/15/2042	567,542
	U.S. Treasury Notes
2,800,000	2.625%, 2/29/2016	3,002,126
1,050,000	1.000%, 10/31/2016	1,068,703
3,500,000	3.250%, 3/31/2017	3,901,132
3,000,000	0.750%, 6/30/2017	3,011,718
3,500,000	2.375%, 6/30/2018	3,793,398
14,220,000	0.875%, 7/31/2019	14,024,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (96.5%)	Value
U.S. Government and Agencies (74.8%) - continued
$7,890,000	1.625%, 8/15/2022	$7,846,850
	U.S. Treasury Notes, TIPS
120,630	1.625%, 1/15/2015	128,414
1,267,650	0.125%, 4/15/2017	1,359,555
1,555,917	2.625%, 7/15/2017	1,868,925
1,078,769	1.875%, 7/15/2019	1,320,061
1,579,439	1.125%, 1/15/2021	1,867,811
890,478	0.125%, 1/15/2022	973,961

	Total	84,180,228

Utilities (1.0%)
	John Sevier Combined Cycle Generation, LLC
993,490	4.626%, 1/15/2042	1,126,021

	Total	1,126,021

	Total Long-Term Fixed Income (cost $104,074,674)	108,602,851

Shares or Principal Amount	Short-Term Investments (9.0%)	Value
	Federal Home Loan Bank Discount Notes
2,333,000	0.080%, 11/1/2012[d]	2,333,000
4,848,944	Thrivent Financial Securities Lending Trust	4,848,944
	U.S. Treasury Bills
3,000,000	0.115%, 11/8/2012[d]	2,999,933

	Total Short-Term Investments (at amortized cost)	10,181,877

	Total Investments (cost $114,256,551) 105.5%	$118,784,728

	Other Assets and Liabilities, Net (5.5%)	(6,206,959)

	Total Net Assets 100.0%	$112,577,769

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $5,798,335 or 5.2% of total net assets.

c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

TIPS - Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,558,075
Gross unrealized depreciation	(81,230)

Net unrealized appreciation (depreciation)	$4,476,845

Cost for federal income tax purposes	$114,307,883

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	1,460,989	–	1,460,989	–
Collateralized Mortgage Obligations	633,246	–	633,246	–
Commercial Mortgage-Backed Securities	1,562,945	–	1,562,945	–
Financials	7,244,021	–	7,244,021	–
Foreign Government	2,742,643	–	2,742,643	–
Mortgage-Backed Securities	9,652,758	–	9,652,758	–
U.S. Government and Agencies	84,180,228	–	84,180,228	–
Utilities	1,126,021	–	1,126,021	–
Short-Term Investments	10,181,877	4,848,944	5,332,933	–

Total	$118,784,728	$4,848,944	$113,935,784	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
Securities Lending Trust-Collateral Investment	$–	$8,067,525	$8,067,525	–	$–	$1,121
Securities Lending Trust-Short Term Investment	–	6,661,114	1,812,170	4,848,944	4,848,944	470
Total Value and Income Earned	–				4,848,944	1,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Asset-Backed Securities (10.8%)
	Avis Budget Rental Car Funding
$3,500,000	2.370%, 11/20/2014[a]	$3,596,684
	Carrington Mortgage Loan Trust
1,000,000	0.361%, 8/25/2036[b]	407,589
	Citibank Omni Master Trust
4,000,000	4.900%, 11/15/2018[a]	4,340,636
	Countrywide Home Loans, Inc.
924,733	6.085%, 6/25/2021[c]	717,372
	Credit Based Asset Servicing and Securitization, LLC
758,763	4.384%, 12/25/2036	462,427
	Discover Card Master Trust
4,500,000	0.864%, 9/15/2015[b]	4,508,937
	Education Loan Asset-Backed Trust I
6,448,727	0.661%, 6/25/2022[b]	6,451,396
	Enterprise Fleet Financing, LLC
3,188,224	1.430%, 10/20/2016[a]	3,198,299
2,000,000	0.720%, 4/20/2018[a]	2,000,812
	First Franklin Mortgage Loan Asset-Backed Certificates
86,028	5.500%, 3/25/2036[d,e]	1
	First Horizon ABS Trust
369,526	0.337%, 9/25/2029[b,c]	281,507
	Ford Credit Floor Plan Master Owner Trust
5,000,000	1.500%, 9/15/2015	5,046,785
	Fosse Master Issuer plc
3,144,485	1.725%, 10/18/2054[a,b]	3,193,492
	GMAC Mortgage Corporation Loan Trust
642,312	0.391%, 8/25/2035[b,c]	432,324
849,977	5.750%, 10/25/2036[c]	728,228
1,297,553	0.391%, 12/25/2036[b,c]	934,888
	Hyundai Auto Lease Securitization Trust
5,000,000	1.020%, 8/15/2014[a]	5,015,860
	J.P. Morgan Mortgage Trust
1,206,253	2.811%, 2/25/2036	999,649
	Master Credit Card Trust
7,000,000	0.780%, 4/21/2017[a]	6,998,620
	Montana Higher Education Student Assistance Corporation
2,804,063	0.811%, 9/20/2022[b]	2,812,947
	Mortgage Equity Conversion Asset Trust
2,511,771	0.670%, 1/25/2042[b,d]	2,009,417
2,453,730	0.650%, 2/25/2042[b,d]	1,962,984
	Nissan Auto Receivables Owner Trust
688,771	4.740%, 8/17/2015	692,269
	Northstar Student Loan Trust I
4,000,000	0.966%, 12/26/2031[b]	4,000,700
	Renaissance Home Equity Loan Trust
1,609,634	5.608%, 5/25/2036	950,553
750,000	5.285%, 1/25/2037	376,279
	SLM Student Loan Trust
5,688,433	0.385%, 4/27/2020[b]	5,661,123
2,482,631	1.314%, 1/18/2022[a,b]	2,501,814
5,245,003	0.385%, 4/25/2022[b]	5,236,831
2,313,693	0.395%, 4/25/2023[b]	2,309,081
4,000,000	0.964%, 10/6/2023[a,b]	4,000,832
2,130,371	0.611%, 3/25/2025[b]	2,132,604
5,646,901	0.731%, 3/25/2026[b]	5,644,964
	Toyota Auto Receivables Owner Trust
932,051	1.270%, 12/16/2013	933,361
	Wachovia Asset Securitization, Inc.
814,430	0.351%, 7/25/2037[b,c,d]	593,600
	Wachovia Student Loan Trust
3,164,752	0.425%, 7/27/2020[b]	3,151,843
	World Omni Auto Receivables Trust
1,250,000	1.330%, 1/15/2018	1,270,350

	Total	95,557,058

Basic Materials (1.1%)
	BHP Billiton Finance USA, Ltd.
3,000,000	0.704%, 2/18/2014[b]	3,010,689
	Dow Chemical Company
1,500,000	2.500%, 2/15/2016	1,568,154
	Freeport-McMoRan Copper & Gold, Inc.
2,000,000	1.400%, 2/13/2015	2,020,400
750,000	2.150%, 3/1/2017	761,644
	Xstrata Finance Canada, Ltd.
1,950,000	2.450%, 10/25/2017[a]	1,945,008

	Total	9,305,895

Capital Goods (0.8%)
	Caterpillar Financial Services Corporation
1,000,000	1.625%, 6/1/2017	1,024,924
	Danaher Corporation
1,000,000	0.626%, 6/21/2013[b]	1,002,175
	John Deere Capital Corporation
3,000,000	0.443%, 10/8/2014[b]	3,003,033
	Textron, Inc.
1,300,000	6.200%, 3/15/2015	1,424,320
	United Technologies Corporation
1,000,000	0.918%, 6/1/2015[b]	1,012,403

	Total	7,466,855

Collateralized Mortgage Obligations (3.4%)
	American Home Mortgage Assets, LLC
1,449,527	1.074%, 11/25/2046[b]	741,332
	Bear Stearns Adjustable Rate Mortgage Trust
799,316	2.470%, 10/25/2035[b]	748,349
	Countrywide Alternative Loan Trust
635,660	5.500%, 11/25/2035	636,796
520,837	5.500%, 2/25/2036	424,465
755,445	6.000%, 1/25/2037	618,156
	Countrywide Home Loans, Inc.
963,626	2.758%, 3/20/2036	647,145
1,020,276	2.868%, 9/20/2036	613,170
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
1,706,709	0.924%, 4/25/2047[b]	1,249,709

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Collateralized Mortgage Obligations (3.4%) - continued
	Federal National Mortgage Association
$5,604,100	2.250%, 6/25/2025	$5,804,760
	GSR Mortgage Loan Trust
1,600,240	0.401%, 8/25/2046[b]	1,468,635
	HomeBanc Mortgage Trust
970,431	2.634%, 4/25/2037	617,959
	Impac CMB Trust
733,084	0.851%, 8/25/2035[b]	611,204
	J.P. Morgan Alternative Loan Trust
1,633,317	2.808%, 3/25/2036	1,125,053
	J.P. Morgan Mortgage Trust
654,613	3.023%, 10/25/2036	488,754
	Master Asset Securitization Trust
1,341,494	0.711%, 6/25/2036[b]	876,896
	Permanent Master plc
5,000,000	1.840%, 7/15/2042[a,b]	5,058,930
	Residential Accredit Loans, Inc.
872,156	3.855%, 9/25/2035	630,853
	Wachovia Mortgage Loan Trust, LLC
680,502	2.898%, 5/20/2036	530,868
	WaMu Mortgage Pass Through Certificates
573,038	0.501%, 10/25/2045[b]	517,486
1,433,558	1.034%, 10/25/2046[b]	1,013,046
1,779,095	0.974%, 12/25/2046[b]	1,329,079
1,688,302	0.894%, 1/25/2047[b]	1,184,315
	Washington Mutual Alternative Mortgage Pass Through Certificates
1,231,517	1.074%, 9/25/2046[b]	590,498
1,989,550	0.904%, 2/25/2047[b]	966,358
	Wells Fargo Mortgage Backed Securities Trust
302,903	2.629%, 3/25/2036	293,383
1,118,748	2.726%, 3/25/2036	1,049,332

	Total	29,836,531

Commercial Mortgage-Backed Securities (7.1%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,689,636	5.613%, 6/11/2050	1,733,781
203,803	0.364%, 3/15/2022[a,b]	197,776
823,155	5.664%, 6/11/2040	845,427
1,700,000	5.331%, 2/11/2044	1,894,579
	Citigroup Commercial Mortgage Trust
750,000	5.699%, 12/10/2049	889,259
	Citigroup/Deutsche Bank Commercial Mortgage
1,595,000	5.322%, 12/11/2049	1,833,031
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.344%, 12/15/2020[a,b]	929,513
1,000,000	5.306%, 12/10/2046	1,149,857
	Credit Suisse First Boston Mortgage Securities Corporation
4,001,683	4.691%, 4/15/2037	4,155,876
	Credit Suisse Mortgage Capital Certificates
593,857	0.384%, 10/15/2021[a,b]	579,470
1,750,000	5.467%, 9/15/2039	1,996,332
	Government National Mortgage Association
2,507,564	2.870%, 3/16/2051	2,595,953
4,680,936	1.864%, 8/16/2031	4,740,922
5,379,603	2.164%, 3/16/2033	5,466,645
4,725,620	3.214%, 1/16/2040	4,971,815
	Greenwich Capital Commercial Funding Corporation
2,697,000	5.074%, 1/5/2036	2,773,152
4,500,000	5.224%, 4/10/2037	4,981,244
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,500,000	5.429%, 12/12/2043	4,009,264
	LB-UBS Commercial Mortgage Trust
726,408	5.303%, 2/15/2040	726,920
	Morgan Stanley Capital I
2,350,000	3.224%, 7/15/2049	2,537,673
	Morgan Stanley Capital, Inc.
2,866,501	5.576%, 4/12/2049	2,948,856
	NCUA Guaranteed Notes
4,007,160	1.600%, 10/29/2020	4,077,887
	Network Rail Infrastructure Finance plc
4,000,000	1.500%, 1/13/2014[a]	4,053,120
	Wachovia Bank Commercial Mortgage Trust
1,500,000	5.765%, 7/15/2045	1,729,074

	Total	61,817,426

Communications Services (1.3%)
	CBS Corporation
1,500,000	8.875%, 5/15/2019	2,064,355
	Crown Castle Towers, LLC
1,500,000	3.214%, 8/15/2015[a]	1,562,405
850,000	4.174%, 8/15/2017[a]	933,524
	GTP Acquisition Partners I, LLC
1,500,000	4.347%, 6/15/2016[a]	1,578,946
	Qwest Communications International, Inc.
1,000,000	7.125%, 4/1/2018	1,056,270
	SBA Tower Trust
3,500,000	4.254%, 4/15/2015[a]	3,678,626
	Telemar Norte Leste SA
500,000	5.500%, 10/23/2020[a]	537,500

	Total	11,411,626

Consumer Cyclical (1.4%)
	American Honda Finance Corporation
3,000,000	1.850%, 9/19/2014[a]	3,053,064
	Daimler Finance North America, LLC
3,000,000	0.972%, 3/28/2014[a,b]	3,011,547
	Ford Motor Credit Company, LLC
1,250,000	4.207%, 4/15/2016	1,331,269
1,300,000	3.984%, 6/15/2016	1,377,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Consumer Cyclical (1.4%) - continued
$500,000	3.000%, 6/12/2017	$511,346
	Volkswagen International Finance NV
3,000,000	1.625%, 3/22/2015[a]	3,045,054

	Total	12,330,137

Consumer Non-Cyclical (2.8%)
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	501,429
	Anheuser-Busch InBev Worldwide, Inc.
2,450,000	1.375%, 7/15/2017	2,486,934
	Beam, Inc.
1,000,000	1.875%, 5/15/2017	1,026,760
	Cargill, Inc.
1,073,000	4.307%, 5/14/2021[a]	1,189,204
	Celgene Corporation
1,500,000	2.450%, 10/15/2015	1,563,839
	Coca-Cola Enterprises, Inc.
2,000,000	2.000%, 8/19/2016	2,057,950
	Express Scripts Holding Company
2,000,000	2.650%, 2/15/2017[a]	2,087,734
	General Mills, Inc.
2,000,000	0.787%, 5/16/2014[b]	2,008,584
	Heineken NV
2,000,000	1.400%, 10/1/2017[a]	2,008,996
	Lorillard Tobacco Company
1,000,000	3.500%, 8/4/2016	1,062,625
	Quest Diagnostics, Inc.
2,000,000	1.223%, 3/24/2014[b]	2,013,778
	Reynolds American, Inc.
2,600,000	1.050%, 10/30/2015	2,607,636
	SABMiller Holdings, Inc.
2,000,000	2.450%, 1/15/2017[a]	2,096,502
	Teva Pharmaceutical Finance III BV
2,000,000	0.876%, 3/21/2014[b]	2,011,528

	Total	24,723,499

Energy (1.8%)
	BP Capital Markets plc
4,000,000	1.008%, 3/11/2014[b]	4,029,156
	Cameron International Corporation
2,000,000	1.351%, 6/2/2014[b]	1,998,978
	Energy Transfer Partners, LP
1,000,000	6.000%, 7/1/2013	1,032,117
	International Petroleum Investment Company, Ltd.
1,000,000	3.125%, 11/15/2015[a]	1,036,250
	Marathon Oil Corporation
1,800,000	0.900%, 11/1/2015	1,806,368
	Rowan Companies, Inc.
1,500,000	5.000%, 9/1/2017	1,644,641
	Schlumberger SA
2,500,000	2.650%, 1/15/2016[a]	2,625,500
	Valero Energy Corporation
350,000	6.125%, 2/1/2020	432,319
	Weatherford International, Ltd.
1,000,000	6.000%, 3/15/2018	1,150,978

	Total	15,756,307

Financials (23.9%)
	ABN Amro Bank NV
$3,000,000	2.083%, 1/30/2014[a,b]	3,033,822
	ABN Amro North American Holding Preferred Capital Repackage Trust I
600,000	6.523%, 12/29/2049[a,f]	600,000
	Achmea Hypotheekbank NV
3,343,000	3.200%, 11/3/2014[a]	3,499,887
	Ally Financial, Inc.
1,250,000	4.500%, 2/11/2014	1,287,500
	American International Group, Inc.
1,500,000	5.050%, 10/1/2015	1,653,979
	Associated Banc Corporation
2,000,000	1.875%, 3/12/2014	1,999,450
	Australia and New Zealand Banking Group, Ltd.
2,000,000	1.000%, 10/6/2015[a]	2,008,400
3,500,000	2.400%, 11/23/2016[a]	3,683,050
	Bank Nederlandse Gemeenten NV
3,500,000	1.500%, 3/28/2014[a]	3,544,310
	Bank of America Corporation
2,000,000	1.733%, 1/30/2014[b]	2,017,666
1,125,000	1.500%, 10/9/2015	1,126,281
1,000,000	5.625%, 10/14/2016	1,140,194
	Bank of Montreal
3,250,000	2.625%, 1/25/2016[a]	3,455,075
	Bank of New York Mellon Corporation
1,600,000	1.281%, 11/24/2014[b]	1,623,011
1,600,000	1.700%, 11/24/2014	1,635,885
	Bank of Nova Scotia
2,000,000	1.250%, 11/7/2014[a]	2,032,800
2,000,000	2.150%, 8/3/2016[a]	2,103,000
	Barclays Bank plc
1,500,000	2.375%, 1/13/2014	1,530,318
3,000,000	2.500%, 9/21/2015[a,g]	3,125,583
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,807,452
	Berkshire Hathaway Finance Corporation
2,000,000	2.450%, 12/15/2015	2,105,618
	Caisse Centrale Desjardins du Quebec
2,000,000	2.550%, 3/24/2016[a]	2,123,400
	Canadian Imperial Bank of Commerce
3,500,000	0.900%, 9/19/2014[a]	3,532,200
1,500,000	2.600%, 7/2/2015[a]	1,581,000
	Capital One Financial Corporation
3,000,000	1.490%, 7/15/2014[b]	3,023,784
	CDP Financial, Inc.
4,000,000	3.000%, 11/25/2014[a]	4,188,680
	Chesapeake Funding, LLC
2,000,000	0.661%, 5/7/2024[a,b]	2,000,333
	Citigroup, Inc.
786,000	1.290%, 4/1/2014[b]	787,961
	CNA Financial Corporation
2,000,000	6.500%, 8/15/2016	2,308,854
	Commonwealth Bank of Australia
3,300,000	2.500%, 12/10/2012[a]	3,288,153

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Financials (23.9%) - continued
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
$2,000,000	3.200%, 3/11/2015[a]	$2,100,016
	Credit Agricole Home Loan SFH
4,000,000	1.069%, 7/21/2014[a,b]	3,962,628
	Credit Suisse AG Guernsey
1,000,000	1.625%, 3/6/2015[a]	1,016,128
1,000,000	2.600%, 5/27/2016[a]	1,051,701
	Credit Suisse of New York, Convertible
1,050,000	0.500%, 6/22/2018[h]	1,024,800
	Credit Suisse Securities USA, LLC
3,000,000	1.000%, 4/28/2017[i]	3,115,200
	Dexia Credit Local SA
3,500,000	2.750%, 4/29/2014[a]	3,536,697
	DnB NOR Boligkreditt
3,500,000	2.900%, 3/29/2016[a]	3,729,950
	Eksportfinans ASA
1,500,000	2.375%, 5/25/2016	1,413,750
	Fifth Third Bank
2,250,000	0.545%, 5/17/2013[b]	2,248,884
	General Electric Capital Corporation
3,500,000	0.551%, 1/8/2016[b]	3,448,494
	Goldman Sachs Group, Inc., Convertible
53,035	1.000%, 7/10/2013[a,j]	1,555,198
	HCP, Inc.
2,000,000	2.700%, 2/1/2014	2,038,378
	Health Care REIT, Inc.
500,000	6.125%, 4/15/2020	588,361
	HSBC Bank plc
4,000,000	1.625%, 7/7/2014[a,g]	4,018,480
	ING Bank NV
3,500,000	2.500%, 1/14/2016[a]	3,634,050
	ING Capital Funding Trust III
360,000	3.962%, 12/31/2049[f]	337,953
	International Lease Finance Corporation
700,000	8.625%, 9/15/2015	788,200
	Irish Life & Permanent plc
3,500,000	3.600%, 1/14/2013[a]	3,500,000
	J.P. Morgan Chase & Company
3,000,000	1.112%, 9/30/2013[b]	3,018,894
	J.P. Morgan Chase Bank NA
1,000,000	5.875%, 6/13/2016	1,136,556
	Kommuninvest I Sverige AB
2,500,000	1.000%, 10/24/2017[a]	2,501,208
	Landwirtschaftliche Rentenbank
5,000,000	0.589%, 3/15/2016[a,b]	5,001,650
	Lloyds TSB Bank plc
300,000	6.500%, 9/14/2020[a]	326,820
	Macquarie Bank, Ltd.
1,750,000	5.000%, 2/22/2017[a]	1,900,727
	MassMutual Global Funding II
2,500,000	2.000%, 4/5/2017[a]	2,553,753
	MetLife, Inc.
1,000,000	1.756%, 12/15/2017	1,016,288
	Metropolitan Life Global Funding I
1,320,000	5.125%, 4/10/2013[a]	1,346,469
2,250,000	3.650%, 6/14/2018[a]	2,469,184
	Morgan Stanley Mortgage Loan Trust
2,000,000	5.750%, 10/18/2016	2,226,818
	National Australia Bank, Ltd.
2,750,000	2.000%, 6/20/2017[a]	2,842,950
	National Bank of Canada
2,000,000	1.650%, 1/30/2014[a]	2,031,000
1,750,000	2.200%, 10/19/2016[a]	1,845,725
	NCUA Guaranteed Notes
3,385,708	0.669%, 10/7/2020[b]	3,397,214
3,506,040	0.559%, 12/7/2020[b]	3,507,907
	Nederlandse Waterschapsbank NV
3,500,000	1.375%, 5/16/2014[a]	3,543,470
	New York Life Global Funding
4,000,000	3.000%, 5/4/2015[a]	4,222,244
	Norddeutsche Landesbank Girozentrale
3,000,000	0.875%, 10/16/2015[a,g]	3,000,900
	Nordea Bank AB
2,000,000	3.125%, 3/20/2017[a]	2,106,800
	Private Export Funding Corporation
3,000,000	2.125%, 7/15/2016	3,164,574
	Prudential Financial, Inc.
2,000,000	5.100%, 9/20/2014	2,154,446
1,000,000	6.100%, 6/15/2017	1,186,751
	Rabobank Capital Funding Trust II
1,012,000	5.260%, 12/29/2049[a,f]	1,012,000
	Realty Income Corporation
1,000,000	2.000%, 1/31/2018	1,008,529
	Royal Bank of Canada
3,000,000	1.013%, 10/30/2014[b]	3,029,622
3,000,000	1.200%, 9/19/2017	3,014,700
	SLM Corporation
1,000,000	8.000%, 3/25/2020	1,158,120
	Stadshypotek AB
4,000,000	0.912%, 9/30/2013[a,b]	4,007,780
2,000,000	1.875%, 10/2/2019[a]	2,001,200
	Swedbank Hypotek AB
5,000,000	0.812%, 3/28/2014[a,b]	4,998,410
	Toronto-Dominion Bank
3,000,000	0.494%, 7/26/2013[b]	3,005,007
2,500,000	2.200%, 7/29/2015[a]	2,610,750
	U.S. Bank National Association
3,000,000	3.778%, 4/29/2020	3,175,911
	UBS AG/London
4,500,000	1.875%, 1/23/2015[a]	4,583,592
	UnitedHealth Group, Inc.
1,800,000	1.400%, 10/15/2017	1,811,610
	Vestjysk Bank AS
3,500,000	0.939%, 6/17/2013[a,b]	3,507,819
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
1,650,000	5.750%, 9/2/2015[a]	1,838,352
	Wells Fargo & Company
2,500,000	2.625%, 12/15/2016	2,640,923

	Total	210,863,187

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Foreign Government (3.8%)
	Canada Government International Bond
$5,500,000	0.875%, 2/14/2017	$5,543,450
	Corporacion Andina de Fomento
1,419,000	4.375%, 6/15/2022	1,542,988
	European Investment Bank
4,000,000	1.750%, 3/15/2017	4,146,680
	Hydro Quebec
2,000,000	2.000%, 6/30/2016	2,089,800
	Kommunalbanken AS
4,000,000	2.750%, 5/5/2015[a]	4,214,800
	Kreditanstalt fuer Wiederaufbau
5,500,000	0.224%, 6/17/2013[b]	5,500,297
	Mexico Government International Bond
750,000	5.125%, 1/15/2020	896,250
	Province of British Columbia
3,500,000	2.100%, 5/18/2016	3,679,200
	Province of Manitoba
3,000,000	1.300%, 4/3/2017	3,069,300
	Province of Ontario
2,500,000	1.100%, 10/25/2017	2,504,000

	Total	33,186,765

Mortgage-Backed Securities (5.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
14,500,000	2.500%, 11/1/2027[k]	15,143,438
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,153,209	6.500%, 9/1/2037	1,311,599
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
17,900,000	2.500%, 11/1/2027[k]	18,733,469
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
1,358,472	6.000%, 8/1/2024	1,532,663
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
1,940,920	5.846%, 9/1/2037[b]	2,110,976
921,969	5.611%, 10/1/2037[b]	999,171
1,340,000	5.000%, 11/1/2042[k]	1,461,856
4,000,000	5.000%, 12/1/2042[k]	4,363,750

	Total	45,656,922

Technology (0.6%)
	Affiliated Computer Services, Inc.
1,000,000	5.200%, 6/1/2015	1,079,041
	Oracle Corporation
325,000	1.200%, 10/15/2017	326,638
	Texas Instruments, Inc.
2,000,000	0.615%, 5/15/2013[b]	2,003,530
	Xerox Corporation
2,000,000	1.257%, 5/16/2014[b]	1,997,538

	Total	5,406,747

Transportation (1.2%)
	Continental Airlines, Inc.
1,350,000	6.750%, 9/15/2015[a]	1,412,438
2,000,000	4.150%, 4/11/2024	2,094,000
	CSX Corporation
1,500,000	6.250%, 4/1/2015	1,697,071
	Delta Air Lines, Inc.
750,000	4.750%, 5/7/2020	792,225
	Erac USA Finance Company
2,500,000	2.750%, 7/1/2013[a]	2,535,303
	Kansas City Southern de Mexico SA de CV
1,500,000	8.000%, 2/1/2014	1,665,000

	Total	10,196,037

U.S. Government and Agencies (32.3%)
	FDIC Structured Sale Guaranteed Notes
6,000,000	Zero Coupon, 1/7/2013[a]	5,999,580
	Federal Agricultural Mortgage Corporation
4,000,000	1.250%, 12/6/2013	4,040,460
2,500,000	2.125%, 9/15/2015	2,600,595
2,500,000	2.000%, 7/27/2016	2,617,670
	Federal Farm Credit Banks
5,000,000	1.375%, 6/25/2013	5,040,430
10,000,000	0.318%, 9/23/2013[b]	10,004,350
	Federal Home Loan Banks
5,000,000	0.410%, 9/16/2013[b]	5,008,195
3,000,000	0.375%, 1/29/2014	3,004,308
14,500,000	1.375%, 5/28/2014	14,761,841
1,500,000	0.500%, 11/20/2015	1,502,199
	Federal Home Loan Mortgage Corporation
1,000,000	1.250%, 8/1/2019	999,689
3,250,000	1.250%, 10/2/2019	3,240,965
	Federal National Mortgage Association
4,000,000	0.500%, 5/27/2015	4,010,412
	U.S. Treasury Bonds
2,915,000	3.000%, 5/15/2042	3,011,105
	U.S. Treasury Bonds, TIPS
3,000,000	0.750%, 2/15/2042	3,405,254
	U.S. Treasury Notes
4,000,000	0.250%, 11/30/2013	4,000,936
8,350,000	1.500%, 12/31/2013	8,472,970
2,500,000	0.250%, 4/30/2014	2,499,707
6,200,000	2.250%, 5/31/2014	6,393,992
33,425,000	0.750%, 6/15/2014	33,684,813
16,475,000	0.250%, 9/15/2015	16,417,074
33,550,000	1.000%, 10/31/2016	34,147,593
60,025,000	0.750%, 6/30/2017	60,259,458
400,000	2.375%, 6/30/2018	433,531
16,365,000	0.875%, 7/31/2019	16,139,981
2,850,000	1.625%, 8/15/2022	2,834,413
	U.S. Treasury Notes, TIPS
9,200,000	0.125%, 4/15/2017	10,006,322
10,500,000	1.125%, 1/15/2021	13,074,677
6,500,000	0.125%, 1/15/2022	7,235,140

	Total	284,847,660

Utilities (0.5%)
	Northeast Utilities
2,000,000	1.129%, 9/20/2013[b]	2,010,720

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Utilities (0.5%) - continued
	ONEOK Partners, LP
$350,000	8.625%, 3/1/2019	$465,298
	Sempra Energy
1,750,000	2.300%, 4/1/2017	1,827,366
	Williams Partners, LP
500,000	3.350%, 8/15/2022	518,330

	Total	4,821,714

	Total Long-Term Fixed Income (cost $854,557,092)	863,184,366

Fixed Income Mutual Funds (1.3%)
2,247,228	Thrivent High Yield Fund	11,258,614

	Total	11,258,614

	Total Other Mutual Funds (cost $8,300,000)	11,258,614

Shares	Preferred Stock (0.4%)	Value
Financials (0.2%)
26,000	Discover Financial Services, 6.500%[f]	661,700
39,000	HSBC Holdings plc, 8.000%[f]	1,100,580

	Total	1,762,280

Utilities (0.2%)
16,250	Southern California Edison Company, 4.320%[f]	1,630,587

	Total	1,630,587

	Total Preferred Stock (cost $3,236,772)	3,392,867

Shares	Collateral Held for Securities Loaned (0.8%)	Value
6,949,000	Thrivent Financial Securities Lending Trust	6,949,000

	Total Collateral Held for Securities Loaned (cost $6,949,000)	6,949,000

Shares or Principal Amount	Short-Term Investments (4.3%)	Value
	Federal Home Loan Bank Discount Notes
10,000,000	0.080%, 11/1/2012[l]	10,000,000
	Federal Home Loan Mortgage Corporation Discount Notes
1,100,000	0.160%, 12/17/2012[l,m]	1,099,775
26,939,653	Thrivent Financial Securities Lending Trust	26,939,653

	Total Short-Term Investments (at amortized cost)	38,039,428

	Total Investments (cost $911,082,292) 104.8%	$922,824,275

	Other Assets and Liabilities, Net (4.8%)	(41,953,581)

	Total Net Assets 100.0%	$880,870,694

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $222,375,183 or 25.2% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
c	All or a portion of the security is insured or guaranteed.
d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of October 31, 2012.

Security	Acquisition Date	Cost
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$85,895
Mortgage Equity Conversion Asset Trust	2/14/2007	$2,453,730
Mortgage Equity Conversion Asset Trust	1/18/2007	$2,511,771
Wachovia Asset Securitization, Inc.	3/16/2007	$814,429

e	Defaulted security. Interest is not being accrued.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
g	All or a portion of the security is on loan.
h	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
i	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
j	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
k	Denotes investments purchased on a when-issued or delayed delivery basis.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	At October 31, 2012, $1,099,775 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,955,336
Gross unrealized depreciation	(10,345,524)

Net unrealized appreciation (depreciation)	$11,609,812

Cost for federal income tax purposes	$911,214,463

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	95,557,058	–	91,584,657	3,972,401
Basic Materials	9,305,895	–	9,305,895	–
Capital Goods	7,466,855	–	7,466,855	–
Collateralized Mortgage Obligations	29,836,531	–	29,836,531	–
Commercial Mortgage-Backed Securities	61,817,426	–	61,817,426	–
Communications Services	11,411,626	–	11,411,626	–
Consumer Cyclical	12,330,137	–	12,330,137	–
Consumer Non-Cyclical	24,723,499	–	24,723,499	–
Energy	15,756,307	–	15,756,307	–
Financials	210,863,187	–	205,167,989	5,695,198
Foreign Government	33,186,765	–	33,186,765	–
Mortgage-Backed Securities	45,656,922	–	45,656,922	–
Technology	5,406,747	–	5,406,747	–
Transportation	10,196,037	–	10,196,037	–
U.S. Government and Agencies	284,847,660	–	284,847,660	–
Utilities	4,821,714	–	4,821,714	–
Fixed Income Mutual Funds	11,258,614	11,258,614	–	–
Preferred Stock
Financials	1,762,280	1,762,280	–	–
Utilities	1,630,587	–	1,630,587	–
Collateral Held for Securities Loaned	6,949,000	6,949,000	–	–
Short-Term Investments	38,039,428	26,939,653	11,099,775	–

Total	$922,824,275	$46,909,547	$866,247,129	$9,667,599

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	16,695	16,695	–	–

Total Asset Derivatives	$16,695	$16,695	$–	$–

Liability Derivatives
Futures Contracts	239,795	239,795	–	–
Credit Default Swaps	334,360	–	334,360	–

Total Liability Derivatives	$574,155	$239,795	$334,360	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(85)	December 2012	($18,735,601)	($18,727,891)	$7,710
5-Yr. U.S. Treasury Bond Futures	(1,100)	December 2012	(136,439,611)	(136,675,000)	(235,389)
10-Yr. U.S. Treasury Bond Futures	(205)	December 2012	(27,280,391)	(27,271,406)	8,985
20-Yr U.S. Treasury Bond Futures	10	December 2012	1,497,531	1,493,125	(4,406)
Total Futures Contracts					($223,100)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2012

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$6,435,000	($318,025)	($14,911)	($332,936)
CDX IG, Series 18, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2017	13,000,000	62,857	(64,281)	(1,424)
Total Credit Default Swaps					($79,192)	($334,360)

1

As the buyer of protection, Limited Maturity Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Limited Maturity Bond Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2012, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	16,695
Total Interest Rate Contracts		16,695

Total Asset Derivatives		$16,695

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	239,795
Total Interest Rate Contracts		239,795

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	334,360
Total Credit Contracts		334,360

Total Liability Derivatives		$574,155

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2012

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2012, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	15,025
Futures	Net realized gains/(losses) on Futures contracts	(4,223,968)
Total Interest Rate Contracts		(4,208,943)

Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	(65,925)
Total Equity Contracts		(65,925)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	116,308
Total Credit Contracts		116,308

Total		($4,158,560)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2012, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(243,900)
Total Interest Rate Contracts		(243,900)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(1,076,968)
Total Credit Contracts		(1,076,968)

Total		($1,320,868)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)		Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	%	N/A	N/A	13
Interest Rate Contracts	$183,310,166	20.3		N/A	N/A	3
Credit Contracts	N/A	N/A		$12,622,854	1.4%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at October 31, 2012	Value October 31, 2012	Income Earned November 1, 2011 - October 31, 2012
High Yield	$10,606,918	$–	$–	2,247,228	$11,258,614	$788,044
Securities Lending Trust-Collateral Investment	25,117,922	220,432,950	238,601,872	6,949,000	6,949,000	48,455
Securities Lending Trust-Short Term Investment	–	51,243,153	24,303,500	26,939,653	26,939,653	5,904
Total Value and Income Earned	35,724,840				45,147,267	842,403

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2012

Principal Amount	Asset Backed Commercial Paper (26.0%)[a]	Value
	Barton Capital Corporation
$20,000,000	0.240%, 11/1/2012[b,c]	$20,000,000
	Dealers Capital Access
5,060,000	0.360%, 11/1/2012	5,060,000
5,110,000	0.390%, 11/15/2012	5,109,225
5,070,000	0.390%, 11/19/2012	5,069,011
5,110,000	0.480%, 1/14/2013	5,104,958
	Fairway Finance Corporation
3,530,000	0.200%, 11/23/2012[b,c]	3,529,569
	Golden Funding Corporation
5,280,000	0.400%, 11/15/2012[b,c]	5,279,179
	Kells Funding, LLC
5,100,000	0.250%, 11/5/2012[b,c]	5,099,858
5,080,000	0.230%, 11/20/2012[b,c]	5,079,384
5,140,000	0.300%, 2/19/2013[b,c]	5,135,288
	Liberty Street Funding, LLC
5,200,000	0.200%, 12/19/2012[b,c]	5,198,613
	Nieuw Amsterdam Receivables Corporation
15,500,000	0.150%, 11/1/2012[b,c]	15,500,000
5,190,000	0.210%, 11/14/2012[b,c]	5,189,606
	Old Line Funding, LLC
5,150,000	0.180%, 11/19/2012[b,c]	5,149,537
5,290,000	0.240%, 11/20/2012[b,c]	5,289,330
5,120,000	0.220%, 2/15/2013[b,c]	5,116,683
5,205,000	0.320%, 3/15/2013[b,c]	5,198,800
	Sydney Capital Corporation
5,260,000	0.270%, 11/14/2012[b,c]	5,259,487
5,200,000	0.300%, 12/14/2012[b,c]	5,198,137
5,120,000	0.300%, 1/8/2013[b,c]	5,117,099
	Thunder Bay Funding, LLC
5,280,000	0.230%, 12/10/2012[b,c]	5,278,684

	Total	131,962,448

Principal Amount	Certificate of Deposit (4.3%)[a]	Value
	Bank of Nova Scotia/Houston
3,175,000	0.518%, 5/10/2013[d]	3,175,000
	Rabobank Nederland
5,180,000	0.470%, 2/19/2013	5,181,420
	Toronto-Dominion Bank NY
2,630,000	0.302%, 4/19/2013[d]	2,630,000
5,190,000	0.399%, 9/13/2013[d]	5,190,000
5,220,000	0.321%, 10/21/2013[d]	5,220,000

	Total	21,396,420

Principal Amount	Financial Company Commercial Paper (10.8%)[a]	Value
	AllianceBernstein, LP
20,000,000	0.400%, 11/1/2012[c]	20,000,000
	River Fuel Company No. 2, Inc.
5,080,000	0.220%, 1/15/2013	5,077,672
	Skandinav Enskilda Bank
5,200,000	0.230%, 11/13/2012[c]	5,199,601
	Societe Generale North America, Inc.
14,175,000	0.180%, 11/1/2012	14,175,000
	Svenska Handelsbanken, Inc.
5,070,000	0.260%, 2/15/2013[c]	5,066,119
	Westpac Banking Corporation
5,180,000	0.584%, 12/14/2012[c,d]	5,182,500

	Total	54,700,892

Principal Amount	Government Agency Debt (34.6%)[a]	Value
	Federal Agricultural Mortgage Corporation
5,210,000	0.202%, 2/1/2013[d]	5,209,106
	Federal Farm Credit Bank
5,640,000	0.231%, 8/22/2013[d]	5,643,719
5,480,000	0.247%, 8/27/2013[d]	5,480,000
4,000,000	0.184%, 1/13/2014[d]	4,000,517
5,790,000	0.231%, 2/24/2014[d]	5,795,842
	Federal Home Loan Banks
6,150,000	0.330%, 1/25/2013[d]	6,150,071
5,340,000	0.270%, 12/20/2013[d]	5,338,158
5,260,000	0.260%, 2/24/2014[d]	5,260,000
5,120,000	0.320%, 6/4/2014[d]	5,125,769
	Federal Home Loan Mortgage Corporation
3,090,000	0.410%, 9/3/2013[d]	3,089,435
5,480,000	0.154%, 9/13/2013[d]	5,479,801
10,900,000	0.185%, 11/4/2013[d]	10,901,793
1,800,000	0.480%, 11/18/2013[d]	1,803,429
	Federal National Mortgage Association
3,700,000	0.380%, 11/23/2012[d]	3,699,956
5,340,000	0.241%, 12/20/2012[d]	5,340,887
3,000,000	0.410%, 10/28/2013[d]	2,999,696
5,330,000	0.191%, 6/20/2014[d]	5,328,238
5,330,000	0.440%, 8/25/2014[d]	5,343,708
	Overseas Private Investment Corporation
18,725,000	0.489%, 12/9/2012	18,809,006
12,780,000	0.500%, 12/9/2012	12,837,335
7,295,000	0.500%, 12/9/2012	7,327,727
3,870,000	0.500%, 12/9/2012	3,887,345
3,330,000	0.352%, 7/12/2013	3,383,424
	Straight-A Funding, LLC
5,295,000	0.180%, 11/2/2012[b,c]	5,294,974
5,295,000	0.180%, 11/7/2012[b,c]	5,294,841
5,280,000	0.180%, 11/8/2012[b,c]	5,279,815
5,205,000	0.180%, 12/5/2012[b,c]	5,204,115
5,170,000	0.180%, 12/18/2012[b,c]	5,168,785
5,160,000	0.180%, 12/20/2012[b,c]	5,158,736
5,050,000	0.180%, 1/29/2013[b,c]	5,047,753

	Total	174,683,981

Shares	Investment Company (7.1%)	Value
	AIM Investments Institutional Government and Agency Portfolio
100,000	0.030%	100,000
	BlackRock Cash Funds
22,978,000	0.220%	22,978,000
	Dreyfus Institutional Cash Advantage Fund
12,815,000	0.120%	12,815,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2012

Shares	Investment Company (7.1%)	Value
	DWS Money Market Series
$182,024	0.150%	$182,024

	Total	36,075,024

Principal Amount	Other Commercial Paper (5.1%)[a]	Value
	BHP Billiton Finance USA, Ltd.
5,200,000	0.320%, 3/7/2013[c]	5,194,176
	General Electric Capital Corporation
5,330,000	0.230%, 11/23/2012	5,329,251
	Nestle Finance International, Ltd.
5,180,000	0.250%, 4/15/2013	5,174,065
5,130,000	0.249%, 4/22/2013	5,123,868
	Toyota Credit Canada, Inc.
5,180,000	0.180%, 11/26/2012	5,179,352

	Total	26,000,712

Principal Amount	Other Instrument (0.9%)[a]	Value
	US Bank NA (Bankers Acceptance)
4,614,411	0.210%, 12/3/2012	4,613,549

	Total	4,613,549

Principal Amount	Other Note (2.8%)[a]	Value
	General Electric Capital Corporation
5,060,000	0.281%, 5/1/2013	5,173,528
	General Electric Company
5,200,000	0.337%, 2/1/2013	5,260,612
	Wells Fargo & Company
3,900,000	0.276%, 1/31/2013	3,939,488

	Total	14,373,628

Principal Amount	Variable Rate Demand Note (8.3%)[a]	Value
	Douglas County, Nebraska Hospital Authority No. 2 Health Facilities Revenue Refunding Bonds (Children’s Hospital)
6,700,000	0.250%, 11/1/2012[d]	6,700,000
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
8,730,000	0.210%, 11/7/2012[d]	8,730,000
	Overseas Private Investment Corporation
4,122,810	0.170%, 11/7/2012[d]	4,122,810
1,075,860	0.170%, 11/7/2012[d]	1,075,860
1,637,930	0.170%, 11/7/2012[d]	1,637,930
5,275,000	0.180%, 11/7/2012[d]	5,275,000
	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System)
8,240,000	0.200%, 11/7/2012[d]	8,240,000

Principal Amount	Variable Rate Demand Note (8.3%)[a]	Value
	Wisconsin State Health & Educational Facilities Authority Revenue Prohealth Care, Inc.
$6,445,000	0.250%, 11/1/2012[d]	$6,445,000

	Total	42,226,600

	Total Investments (at amortized cost) 99.9%	$506,033,254

	Other Assets and Liabilities, Net 0.1%	389,641

	Total Net Assets 100.0%	$506,422,895

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.
c	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $188,710,669 or 37.3% of total net assets.

Cost for federal income tax purposes	$506,033,254

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2012

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	131,962,448	–	131,962,448	–
Certificate of Deposit	21,396,420	–	21,396,420	–
Financial Company Commercial Paper	54,700,892	–	54,700,892	–
Government Agency Debt	174,683,981	–	174,683,981	–
Investment Company	36,075,024	36,075,024	–	–
Other Commercial Paper	26,000,712	–	26,000,712	–
Other Instrument	4,613,549	–	4,613,549	–
Other Note	14,373,628	–	14,373,628	–
Variable Rate Demand Note	42,226,600	–	42,226,600	–

Total	$506,033,254	$36,075,024	$469,958,230	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THIS PAGE INTENTIONALLY LEFT BLANK

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of October 31, 2012	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$541,835,239	$1,335,864,819	$1,390,815,537	$699,927,969
Investments in securities at value	177,962,368	435,245,832	423,322,374	303,415,050
Investments in affiliates at value	404,045,076	970,022,315	1,045,432,319	432,124,246
Investments at Value	582,007,444	1,405,268,147	1,468,754,693	735,539,296

Cash	1,250,525 (a)	1,081,252 (b)	1,083,709 (b)	1,042,856 (c)
Dividends and interest receivable	198,236	1,079,718	1,296,987	1,227,857
Prepaid expenses	18,413	25,132	24,540	20,717
Receivable for investments sold	96,786	1,858,764	5,603,077	3,289,593
Receivable for fund shares sold	442,646	1,385,152	1,766,075	952,789
Receivable for forward contracts	–	–	–	–
Receivable from affiliate	–	–	–	–
Receivable for variation margin	10,312	79,063	248,436	163,593
Total Assets	584,024,362	1,410,777,228	1,478,777,517	742,236,701

Liabilities
Accrued expenses	89,871	152,765	134,621	76,571
Payable for investments purchased	6,379,454	47,184,737	91,765,298	77,866,709
Payable upon return of collateral for securities loaned	–	1,331,953	1,032,781	2,059,172
Payable for fund shares redeemed	1,063,795	2,112,433	2,008,840	743,365
Payable for forward contracts	15	39	39	21
Payable for variation margin	661,098	853,492	494,732	107,570
Payable to affiliate	344,141	791,274	797,422	404,097
Mortgage dollar roll deferred revenue	3,087	20,956	47,844	34,678
Total Liabilities	8,541,461	52,447,649	96,281,577	81,292,183

Net Assets
Capital stock (beneficial interest)	536,094,825	1,287,052,473	1,301,039,558	619,252,824
Accumulated undistributed net investment income/(loss)	132,214	6,761,916	1,145,709	773,764
Accumulated undistributed net realized gain/(loss)	(2,014,556)	(5,245,439)	2,755,810	5,621,409
Net unrealized appreciation/(depreciation) on:
Investments	12,870,127	25,081,139	21,274,602	10,071,963
Affiliated investments	27,302,078	44,322,189	56,664,554	25,539,364
Futures contracts	1,098,310	357,429	(384,231)	(314,785)
Foreign currency forward contracts	(15)	(39)	(39)	(21)
Foreign currency transactions	(82)	(89)	(23)	–
Total Net Assets	$575,482,901	$1,358,329,579	$1,382,495,940	$660,944,518

Class A Share Capital	$494,277,313	$1,268,160,769	$1,316,468,921	$632,934,529
Shares of beneficial interest outstanding (Class A)	42,818,450	108,989,157	114,024,514	55,805,253
Net asset value per share	$11.54	$11.64	$11.55	$11.34
Maximum public offering price	$12.21	$12.32	$12.22	$12.00
Institutional Class Share Capital	$81,205,588	$90,168,810	$66,027,019	$28,009,989
Shares of beneficial interest outstanding (Institutional Class)	6,978,719	7,690,138	5,706,255	2,463,259
Net asset value per share	$11.64	$11.73	$11.57	$11.37

(a)	Includes foreign currency holdings of $35,462 (cost $35,462).
(b)	Includes foreign currency holdings of $92,156 (cost $92,156).
(c)	Includes foreign currency holdings of $49,461 (cost $49,461).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Partner Emerging Markets Equity Fund	Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund

$14,902,764	$129,070,720	$168,462,447	$290,913,480	$311,724,799	$117,117,462	$701,307,226
15,044,287	127,983,443	217,425,994	251,185,835	361,037,552	127,157,600	730,238,403
124,811	18,148,712	7,927,158	47,612,147	32,232,364	6,805,219	75,535,707
15,169,098	146,132,155	225,353,152	298,797,982	393,269,916	133,962,819	805,774,110

178,797	1,319,343	265,814	500,000	102,341	500,000	500,000
15,902	35,544	79,380	71,199	111,757	43,541	202,813
33,984	12,683	13,345	15,953	15,189	12,655	17,589
182,213	247,483	451,743	239,283	14,677,781	536,349	568,349
18,223	24,664	248,058	68,463	222,193	19,090	121,445
17	–	–	–	–	–	–
38	–	–	–	–	–	–
–	–	–	177,320	–	–	–
15,598,272	147,771,872	226,411,492	299,870,200	408,399,177	135,074,454	807,184,306

13,423	31,772	59,997	125,741	112,500	33,772	227,922
163,409	634,467	325,696	656,309	15,406,571	354,464	594,197
–	14,689,588	4,654,850	18,604,753	12,303,975	4,042,325	66,998,025
6,774	27,901	277,851	211,768	673,055	37,059	807,919
32	–	–	–	–	–	–
–	–	–	–	–	–	–
–	114,992	172,505	241,524	193,671	95,486	612,882
–	–	–	–	–	–	–
183,638	15,498,720	5,490,899	19,840,095	28,689,772	4,563,106	69,240,945

15,006,650	112,731,579	159,541,121	293,755,839	272,018,260	110,307,433	741,091,768
(395)	(638,357)	760,871	(414,612)	(55,225)	1,002,117	(45,558)
142,056	3,118,495	3,727,896	(19,562,207)	26,201,253	2,356,441	(107,569,733)
266,334	17,061,435	56,890,705	7,884,502	81,545,117	16,845,357	104,466,884
–	–	–	–	–	–	–
–	–	–	(1,633,417)	–	–	–
(15)	–	–	–	–	–	–
4	–	–	–	–	–	–
$15,414,634	$132,273,152	$220,920,593	$280,030,105	$379,709,405	$130,511,348	$737,943,361

$14,392,337	$17,247,327	$71,986,174	$216,595,123	$228,980,567	$19,448,623	$517,523,970
1,401,807	1,364,257	4,501,010	15,164,537	12,486,904	1,518,207	33,740,647
$10.27	$12.64	$15.99	$14.28	$18.34	$12.81	$15.34
$10.87	$13.38	$16.92	$15.11	$19.41	$13.56	$16.23
$1,022,297	$115,025,825	$148,934,419	$63,434,982	$150,728,838	$111,062,725	$220,419,391
99,523	8,860,464	8,867,025	3,942,205	7,289,590	8,635,747	13,256,692
$10.27	$12.98	$16.80	$16.09	$20.68	$12.86	$16.63

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

As of October 31, 2012	Partner Worldwide Allocation Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Assets
Investments at cost	$685,391,247	$327,181,765	$521,013,964	$1,381,378,650
Investments in securities at value	690,637,961	342,326,052	554,379,417	1,454,148,343
Investments in affiliates at value	12,881,794	7,293,093	26,903,410	111,037,552
Investments at Value	703,519,755	349,619,145	581,282,827	1,565,185,895

Cash	2,004,039 (a)	441,552	500,000	520,301
Initial margin deposit on open future contracts	15,175	–	–	–
Dividends and interest receivable	2,926,396	165,307	539,263	1,065,273
Prepaid expenses	11,303	15,903	16,031	22,934
Receivable for investments sold	6,338,879	–	–	–
Receivable for fund shares sold	305,396	156,580	323,301	307,240
Receivable for forward contracts	170,840	–	–	–
Receivable for variation margin	8,328	–	–	–
Total Assets	715,300,111	350,398,487	582,661,422	1,567,101,643

Liabilities
Distributions payable	–	–	–	–
Accrued expenses	219,162	105,735	133,764	711,680
Payable for investments purchased	5,377,168	–	–	–
Payable upon return of collateral for securities loaned	4,431,715	–	7,650,413	10,379,100
Payable for fund shares redeemed	248,228	157,781	394,933	2,028,632
Payable for forward contracts	298,815	–	–	–
Swap agreements, at value	–	–	–	–
Payable for variation margin	12,219	–	–	63,800
Payable to affiliate	544,895	250,230	295,288	1,151,658
Mortgage dollar roll deferred revenue	–	–	–	–
Total Liabilities	11,132,202	513,746	8,474,398	14,334,870

Net Assets
Capital stock (beneficial interest)	810,340,671	396,954,206	558,903,478	1,293,002,825
Accumulated undistributed net investment income/(loss)	14,470,995	1,394,354	7,418,453	10,294,234
Accumulated undistributed net realized gain/(loss)	(138,606,929)	(70,901,199)	(52,403,770)	69,443,911
Net unrealized appreciation/(depreciation) on:
Investments	18,128,508	22,437,380	60,268,863	183,807,245
Affiliated investments	–	–	–	–
Futures contracts	(9,132)	–	–	(3,781,442)
Foreign currency forward contracts	(127,975)	–	–	–
Foreign currency transactions	(28,229)	–	–	–
Swap agreements	–	–	–	–
Total Net Assets	$704,167,909	$349,884,741	$574,187,024	$1,552,766,773

Class A Share Capital	$159,530,340	$124,999,186	$171,145,528	$1,382,461,581
Shares of beneficial interest outstanding (Class A)	18,270,642	22,796,609	11,675,943	58,483,036
Net asset value per share	$8.73	$5.48	$14.66	$23.64
Maximum public offering price	$9.24	$5.80	$15.51	$25.02
Institutional Class Share Capital	$544,637,569	$224,885,555	$403,041,496	$170,305,192
Shares of beneficial interest outstanding (Institutional Class)	61,986,387	38,083,166	27,299,572	7,149,765
Net asset value per share	$8.79	$5.91	$14.76	$23.82

(a)	Includes foreign currency holdings of $47,774 (cost $47,781).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund

$201,641,625	$823,416,227	$1,457,474,356	$895,160,639	$347,610,085	$114,256,551	$911,082,292
194,686,101	765,289,791	1,617,137,623	888,693,331	302,965,937	113,935,784	877,677,008
16,824,927	95,689,986	–	74,662,161	56,367,047	4,848,944	45,147,267
211,511,028	860,979,777	1,617,137,623	963,355,492	359,332,984	118,784,728	922,824,275

500,000	116,206	233,686	505,154	500,000	100,000	500,000
–	–	–	–	–	–	–
346,494	14,733,735	22,102,441	8,749,471	1,339,961	502,901	2,699,628
18,788	18,987	27,809	17,887	16,689	7,781	26,327
1,200,249	–	–	8,258,482	5,672,374	2,940,116	7,634,844
18,692	1,554,394	2,894,710	1,086,579	398,252	106,168	4,719,178
–	–	–	–	–	–	–
13,750	–	–	254,767	55,000	–	6,875
213,609,001	877,403,099	1,642,396,269	982,227,832	367,315,260	122,441,694	938,411,127

–	1,134,089	815,900	207,152	50,385	1,200	16,429
96,900	153,443	293,080	156,645	118,225	17,931	129,539
20,883,802	4,714,233	3,898,054	69,003,661	79,585,446	9,705,732	47,421,574
1,067,718	64,588,487	–	7,306,530	–	–	6,949,000
467,455	628,050	1,898,506	583,454	884,625	88,185	2,243,656
–	–	–	–	–	–	–
9,138	16,058	–	12,387	73,100	–	79,192
24,062	–	–	385,621	112,968	–	352,656
137,504	429,406	990,951	410,289	174,476	45,298	314,162
10,763	–	–	36,697	42,189	5,579	34,225
22,697,342	71,663,766	7,896,491	78,102,436	81,041,414	9,863,925	57,540,433

171,591,896	834,402,698	1,474,590,389	866,067,610	283,731,133	104,079,190	871,729,606
(76,130)	(40,750)	(62,577)	(125,835)	(57,231)	67,870	33,418
9,569,672	(65,896,108)	308,699	(29,449,982)	(8,801,597)	3,902,532	(2,076,853)
9,435,082	37,563,550	159,663,267	68,194,853	8,266,372	4,528,177	8,783,369
434,321	–	–	–	3,456,527	–	2,958,614
(4,602)	–	–	(310,197)	(12,719)	–	(223,100)
–	–	–	–	–	–	–
–	–	–	–	–	–	–
(38,580)	(290,057)	–	(251,053)	(308,639)	–	(334,360)
$190,911,659	$805,739,333	$1,634,499,778	$904,125,396	$286,273,846	$112,577,769	$880,870,694

$141,015,387	$520,048,625	$1,531,982,827	$447,986,769	$249,236,237	$14,543,684	$408,238,867
11,162,690	103,865,373	128,397,843	47,753,780	23,283,268	1,351,787	32,341,491
$12.63	$5.01	$11.93	$9.38	$10.70	$10.76	$12.62
$13.37	$5.25	$12.49	$9.82	$11.20	$10.98	$12.62
$49,896,272	$285,690,708	$102,516,951	$456,138,627	$37,037,609	$98,034,085	$472,631,827
3,955,786	57,031,861	8,592,240	48,663,785	3,459,129	9,109,863	37,450,979
$12.61	$5.01	$11.93	$9.37	$10.71	$10.76	$12.62

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

As of October 31, 2012	Money Market Fund
Assets
Investments at cost	$506,033,254
Investments in securities at value	506,033,254
Investments at Value	506,033,254	[1]

Cash	4,241
Dividends and interest receivable	283,872
Prepaid expenses	24,734
Receivable for fund shares sold	4,668,764
Receivable from affiliate	11,676
Total Assets	511,026,541

Liabilities
Accrued expenses	92,258
Payable for fund shares redeemed	4,511,388
Payable to affiliate	–
Total Liabilities	4,603,646

Net Assets
Capital stock (beneficial interest)	506,422,895
Accumulated undistributed net investment income/(loss)	–
Accumulated undistributed net realized gain/(loss)	–
Total Net Assets	$506,422,895

Class A Share Capital	$493,895,981
Shares of beneficial interest outstanding (Class A)	493,895,980
Net asset value per share	$1.00
Maximum public offering price	$1.00
Institutional Class Share Capital	$12,526,914
Shares of beneficial interest outstanding (Institutional Class)	12,526,914
Net asset value per share	$1.00

1	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THIS PAGE INTENTIONALLY LEFT BLANK

Thrivent Mutual Funds

Statement of Operations

For the year ended October 31, 2012	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$2,448,485	$4,375,148	$3,299,082	$1,242,834
Taxable interest	576,853	4,261,268	6,240,994	4,181,715
Income from mortgage dollar rolls	258,372	914,382	1,183,264	982,746
Income from securities loaned	241	1,784	2,713	2,202
Income from affiliated investments	3,197,945	13,514,200	18,113,640	8,791,003
Foreign tax withholding	(9,320)	(15,427)	(11,395)	(4,401)
Total Investment Income	6,472,576	23,051,355	28,828,298	15,196,099

Expenses
Adviser fees	1,991,428	4,239,154	4,071,435	2,131,159
Sub-Adviser fees	–	–	–	–
Administrative service fees	182,705	331,850	334,548	193,996
Amortization of offering costs	–	–	–	–
Audit and legal fees	26,820	37,492	37,651	27,418
Custody fees	55,940	69,345	67,671	53,927
Distribution expenses Class A	1,203,156	3,051,321	3,148,924	1,486,328
Insurance expenses	6,865	11,338	11,234	6,909
Printing and postage expenses Class A	182,838	355,889	290,145	122,817
Printing and postage expenses Institutional Class	474	435	428	378
SEC and state registration expenses	45,000	68,753	74,249	59,404
Transfer agent fees Class A	768,138	1,466,763	1,131,530	456,083
Transfer agent fees Institutional Class	408	424	639	685
Trustees’ fees	12,927	19,833	19,632	13,714
Other expenses	16,392	24,533	24,730	21,856
Total Expenses Before Reimbursement	4,493,091	9,677,130	9,212,816	4,574,674
Less:
Reimbursement from adviser	(201,525)	–	–	–
Custody earnings credit	(1,310)	(1,278)	(1,194)	(1,417)
Total Net Expenses	4,290,256	9,675,852	9,211,622	4,573,257

Net Investment Income/(Loss)	2,182,320	13,375,503	19,616,676	10,622,842
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	7,908,511	14,794,745	13,184,171	6,251,865
Affiliated investments	(3,055,676)	(1,639,603)	(4,427,721)	(107,186)
Distributions of realized capital gains from affiliated investments	610,558	1,082,834	925,010	375,498
Futures contracts	4,676,319	8,845,742	14,053,239	6,799,408
Foreign currency transactions	(37,019)	(64,839)	(47,241)	(4,654)
Swap agreements	166,026	392,719	1,098,450	717,552
Change in net unrealized appreciation/(depreciation) on:
Investments	5,958,008	13,811,368	12,767,838	6,786,225
Affiliated investments	29,511,530	64,798,537	60,979,114	18,973,320
Futures contracts	(1,777,921)	(4,231,088)	(7,843,811)	(2,995,405)
Foreign currency forward contracts	(15)	(39)	(39)	(21)
Foreign currency transactions	366	698	511	–
Net Realized and Unrealized Gains/(Losses)	43,960,687	97,791,074	90,689,521	36,796,602

Net Increase/(Decrease) in Net Assets Resulting From Operations	$46,143,007	$111,166,577	$110,306,197	$47,419,444

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

Partner Emerging Markets Equity Fund(a)	Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund

$62,859	$579,972	$4,163,438	$2,586,669	$2,564,386	$2,610,109	$8,116,952
15	1,599	2,944	28,933	16,587	1,076	27,244
–	–	–	–	–	–	–
–	98,248	130,123	369,593	12,324	1,896	155,713
12	310	326	1,084	704	167	600
(5,530)	(1,574)	(3,991)	(24,046)	(14,949)	(859)	(5,883)
57,356	678,555	4,292,840	2,962,233	2,579,052	2,612,389	8,294,626

14,598	353,865	222,857	1,968,623	1,540,882	339,099	4,975,969
16,479	815,596	1,314,128	–	–	591,289	–
12,186	95,988	113,914	127,496	148,051	94,810	220,030
6,773	–	–	–	–	–	–
13,732	20,472	21,756	22,863	24,454	20,358	29,863
3,938	26,637	12,411	18,951	15,179	28,098	26,611
6,060	48,413	179,359	561,557	591,713	46,364	1,326,276
574	4,189	4,861	5,403	5,873	4,188	8,493
841	6,963	37,538	117,843	133,621	8,830	195,089
26	573	12,235	567	14,330	750	2,062
–	25,395	26,468	27,825	30,363	25,558	34,573
144	38,080	192,862	591,512	604,968	47,686	965,767
15	317	76,074	1,098	91,691	2,036	8,683
422	10,975	16,737	30,046	27,693	11,113	59,765
2,005	10,817	10,825	10,174	10,580	9,694	12,994
77,793	1,458,280	2,242,025	3,483,958	3,239,398	1,229,873	7,866,175

(36,566)	(22,002)	(943)	–	–	(38,797)	–
–	(1,475)	(699)	(590)	(518)	(722)	(429)
41,227	1,434,803	2,240,383	3,483,368	3,238,880	1,190,354	7,865,746

16,129	(756,248)	2,052,457	(521,135)	(659,828)	1,422,035	428,880

150,711	9,426,892	3,862,241	11,192,356	27,994,939	3,228,750	60,824,551
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	6,901,609	–	–	–
(31,850)	–	147	(7,543)	–	–	–
–	–	–	–	–	–	–

266,334	1,426,438	19,436,689	5,056,055	(8,378,199)	9,120,146	(7,148,855)
–	–	–	–	–	–	–
–	–	–	(2,714,861)	–	–	–
(15)	–	–	–	–	–	–
4	–	–	–	–	–	–
385,184	10,853,330	23,299,077	20,427,616	19,616,740	12,348,896	53,675,696

$401,313	$10,097,082	$25,351,534	$19,906,481	$18,956,912	$13,770,931	$54,104,576

(a)	For the period from August 31, 2012 (inception) through October 31, 2012

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the year ended October 31, 2012	Partner Worldwide Allocation Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Investment Income
Dividends	$19,568,753	$4,721,302	$13,400,198	$30,012,411
Taxable interest	4,069,678	14,604	11,026	75,506
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	–	–	–	–
Income from securities loaned	25,016	5,200	15,102	43,055
Income from affiliated investments	861	381	718	3,136
Foreign tax withholding	(1,682,532)	(12,584)	(64,531)	(129,794)
Total Investment Income	21,981,776	4,728,903	13,362,513	30,004,314

Expenses
Adviser fees	2,429,285	2,546,408	2,466,317	8,928,623
Sub-Adviser fees	3,357,766	–	–	–
Administrative service fees	203,225	137,904	179,614	382,145
Audit and legal fees	36,377	23,451	26,416	41,965
Custody fees	342,365	17,834	23,736	64,045
Distribution expenses Class A	421,879	304,643	418,965	3,489,262
Insurance expenses	6,345	5,613	6,905	14,679
Printing and postage expenses Class A	97,721	82,856	78,313	573,947
Printing and postage expenses Institutional Class	2,337	837	9,310	763
SEC and state registration expenses	36,194	30,848	29,479	43,185
Transfer agent fees Class A	542,634	410,609	382,502	2,464,198
Transfer agent fees Institutional Class	6,006	1,369	56,819	1,638
Trustees’ fees	43,560	28,896	38,872	163,634
Other expenses	94,297	9,804	11,456	22,776
Total Expenses Before Reimbursement	7,619,991	3,601,072	3,728,704	16,190,860

Less:
Reimbursement from adviser	(525,126)	(340,919)	–	–
Custody earnings credit	(3,339)	(508)	(523)	(967)
Total Net Expenses	7,091,526	3,259,645	3,728,181	16,189,893

Net Investment Income/(Loss)	14,890,250	1,469,258	9,634,332	13,814,421

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(943,112)	25,820,567	34,221,609	80,080,625
Affiliated investments	–	–	–	–
Written option contracts	–	–	–	(78,015)
Futures contracts	51,810	–	–	7,841,717
Foreign currency transactions	340,872	(8,629)	–	(12,754)
Swap agreements	–	–	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	29,033,817	10,068,813	33,858,232	76,446,660
Affiliated investments	–	–	–	–
Written option contracts	–	–	–	(18,000)
Futures contracts	(4,311)	–	–	(3,853,851)
Foreign currency forward contracts	(194,167)	–	–	–
Foreign currency transactions	1,498	–	–	–
Swap agreements	–	–	–	–
Net Realized and Unrealized Gains/(Losses)	28,286,407	35,880,751	68,079,841	160,406,382

Net Increase/(Decrease) in Net Assets Resulting From Operations	$43,176,657	$37,350,009	$77,714,173	$174,220,803

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund
$2,189,714	$621,416	$–	$474,151	$81,784	$–	$278,165
1,607,756	56,005,970	279,431	35,926,084	7,493,072	1,983,507	17,522,988
–	–	69,082,497	–	–	–	–
304,324	–	–	794,026	1,247,804	136,484	513,567
14,258	263,222	–	30,383	–	1,121	48,455
130,035	2,200	–	4,356	935,213	470	793,948
(24,684)	–	–	–	–	–	–
4,221,403	56,892,808	69,361,928	37,229,000	9,757,873	2,121,582	19,157,123

1,067,454	2,812,360	6,136,576	2,836,635	1,293,319	438,799	2,611,845
–	–	–	–	–	–	–
108,817	216,421	377,804	236,870	127,481	91,940	250,862
21,483	28,851	39,837	30,561	22,966	20,104	32,655
20,619	23,830	36,553	33,929	18,377	8,450	33,906
354,675	1,184,433	3,604,154	1,037,642	600,375	14,549	458,148
4,722	7,910	12,716	8,472	5,279	3,905	8,507
53,782	132,039	170,336	109,072	67,944	5,724	111,411
412	11,450	5,891	1,236	671	485	14,100
25,332	42,781	62,686	38,256	29,870	26,372	76,313
233,341	499,636	567,525	428,007	296,430	29,971	403,778
474	76,005	37,070	6,015	1,709	625	89,281
23,801	46,474	93,749	51,711	29,974	6,917	44,840
17,808	22,030	69,226	35,249	18,293	11,045	25,933
1,932,720	5,104,220	11,214,123	4,853,655	2,512,688	658,886	4,161,579

(6,818)	–	–	(20)	(223,497)	(10,693)	(41,844)
(656)	(337)	(290)	(467)	(731)	(916)	(562)
1,925,246	5,103,883	11,213,833	4,853,168	2,288,460	647,277	4,119,173

2,296,157	51,788,925	58,148,095	32,375,832	7,469,413	1,474,305	15,037,950

9,423,161	4,933,530	1,165,769	8,408,567	8,260,777	3,955,281	7,132,973
–	–	–	218,258	–	–	–
1,503	–	–	–	6,010	–	15,025
422,830	298,828	–	(1,915,276)	(949,575)	–	(4,223,968)
(3,525)	–	–	(9,555)	–	–	–
13,422	(228,955)	–	(19,234)	107,362	–	116,308

3,716,997	39,202,174	80,759,589	51,351,925	6,866,298	(742,442)	12,674,514
106,178	–	–	(228,270)	767,343	–	651,696
–	–	–	–	–	–	–
(188,447)	(25,961)	–	(871,217)	(220,077)	–	(243,900)
–	–	–	–	–	–	–
–	–	–	64	–	–	–
(124,267)	(290,057)	–	(156,171)	(994,124)	–	(1,076,968)
13,367,852	43,889,559	81,925,358	56,779,091	13,844,014	3,212,839	15,045,680

$15,664,009	$95,678,484	$140,073,453	$89,154,923	$21,313,427	$4,687,144	$30,083,630

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the year ended October 31, 2012	Money Market Fund
Investment Income
Dividends	$61,002
Taxable interest	1,554,788
Total Investment Income	1,615,790

Expenses
Adviser fees	2,699,925
Administrative service fees	179,996
Audit and legal fees	26,799
Custody fees	24,832
Distribution expenses Class A	672,312
Insurance expenses	7,971
Printing and postage expenses Class A	329,566
Printing and postage expenses Institutional Class	552
SEC and state registration expenses	96,158
Transfer agent fees Class A	1,001,790
Transfer agent fees Institutional Class	1,722
Trustees’ fees	26,321
Other expenses	12,271
Total Expenses Before Reimbursement	5,080,215
Less:
Reimbursement from adviser	(3,462,992)
Custody earnings credit	(162)
Total Net Expenses	1,617,061

Net Investment Income/(Loss)	(1,271)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	1,271
Net Realized and Unrealized Gains/(Losses)	1,271

Net Increase/(Decrease) in Net Assets Resulting From Operations	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

THIS PAGE INTENTIONALLY LEFT BLANK

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2012	10/31/2011	10/31/2012	10/31/2011
Operations
Net investment income/(loss)	$2,182,320	$3,844,417	$13,375,503	$18,503,872
Net realized gains/(losses)	10,268,719	8,633,892	23,411,598	9,323,827
Change in net unrealized appreciation/(depreciation)	33,691,968	7,219,682	74,379,476	6,835,313
Net Change in Net Assets Resulting From Operations	46,143,007	19,697,991	111,166,577	34,663,012
Distributions to Shareholders
From net investment income Class A	(2,362,528)	(2,192,280)	(15,228,935)	(15,308,506)
From net investment income Institutional Class	(687,226)	(604,063)	(1,430,963)	(1,376,000)
Total From Net Investment Income	(3,049,754)	(2,796,343)	(16,659,898)	(16,684,506)
From net realized gains Class A	–	–	–	–
From net realized gains Institutional Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	(3,049,754)	(2,796,343)	(16,659,898)	(16,684,506)
Capital Stock Transactions

Class A
Sold	55,000,663	72,979,932	140,815,765	191,221,945
Distributions reinvested	2,358,027	2,185,958	15,171,749	15,263,771
Redeemed	(61,838,154)	(62,704,921)	(144,482,829)	(139,703,885)
Total Class A Capital Stock Transactions	(4,479,464)	12,460,969	11,504,685	66,781,831

Institutional Class
Sold	15,664,364	21,133,637	11,803,770	17,258,665
Distributions reinvested	687,225	604,063	1,429,891	1,373,640
Redeemed	(21,638,126)	(18,139,215)	(14,598,328)	(14,480,535)
Total Institutional Class Capital Stock Transactions	(5,286,537)	3,598,485	(1,364,667)	4,151,770
Capital Stock Transactions	(9,766,001)	16,059,454	10,140,018	70,933,601

Net Increase/(Decrease) in Net Assets	33,327,252	32,961,102	104,646,697	88,912,107
Net Assets, Beginning of Period	542,155,649	509,194,547	1,253,682,882	1,164,770,775
Net Assets, End of Period	$575,482,901	$542,155,649	$1,358,329,579	$1,253,682,882
Accumulated Undistributed Net Investment Income/(Loss)	$132,214	$1,024,456	$6,761,916	$10,247,581

Capital Stock Share Transactions

Class A shares
Sold	4,938,608	6,576,113	12,578,142	17,106,063
Distributions reinvested	225,003	197,830	1,439,445	1,377,675
Redeemed	(5,541,047)	(5,649,501)	(12,889,713)	(12,574,154)
Total Class A shares	(377,436)	1,124,442	1,127,874	5,909,584

Institutional Class shares
Sold	1,407,797	1,914,739	1,051,797	1,554,504
Distributions reinvested	65,326	54,420	135,023	123,529
Redeemed	(1,916,314)	(1,614,642)	(1,289,591)	(1,301,965)
Total Institutional Class shares	(443,191)	354,517	(102,771)	376,068

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Partner Emerging Markets Equity Fund	Partner Small Cap Growth Fund
10/31/2012	10/31/2011	10/31/2012	10/31/2011	10/31/2012(a)	10/31/2012	10/31/2011

$19,616,676	$25,654,551	$10,622,842	$12,911,591	$16,129	$(756,248)	$(965,418)
24,785,908	8,843,588	14,032,483	2,226,686	118,861	9,426,892	20,963,346
65,903,613	1,594,497	22,764,119	(2,245,062)	266,323	1,426,438	(10,113,995)
110,306,197	36,092,636	47,419,444	12,893,215	401,313	10,097,082	9,883,933

(18,540,380)	(23,758,811)	(10,200,483)	(12,198,274)	–	–	–
(1,162,146)	(1,328,738)	(517,656)	(564,122)	–	–	–
(19,702,526)	(25,087,549)	(10,718,139)	(12,762,396)	–	–	–
(1,435,970)	–	(3,065,524)	–	–	–	–
(72,960)	–	(123,672)	–	–	–	–
(1,508,930)	–	(3,189,196)	–	–	–	–
(21,211,456)	(25,087,549)	(13,907,335)	(12,762,396)	–	–	–

168,819,869	216,818,090	111,972,893	131,811,352	14,304,841	1,789,864	4,189,096
19,811,801	23,524,722	13,135,303	12,059,387	–	–	–
(164,531,041)	(162,036,497)	(83,973,451)	(88,008,474)	(286,520)	(5,750,627)	(2,873,078)
24,100,629	78,306,315	41,134,745	55,862,265	14,018,321	(3,960,763)	1,316,018

13,467,649	19,051,720	9,336,950	8,556,023	1,005,000	3,788,480	157,714
1,220,635	1,315,981	629,456	560,593	–	–	–
(12,626,406)	(11,598,838)	(5,748,174)	(8,385,190)	(10,000)	(2,057,440)	(105,696)
2,061,878	8,768,863	4,218,232	731,426	995,000	1,731,040	52,018
26,162,507	87,075,178	45,352,977	56,593,691	15,013,321	(2,229,723)	1,368,036

115,257,248	98,080,265	78,865,086	56,724,510	15,414,634	7,867,359	11,251,969
1,267,238,692	1,169,158,427	582,079,432	525,354,922	–	124,405,793	113,153,824
$1,382,495,940	$1,267,238,692	$660,944,518	$582,079,432	$15,414,634	$132,273,152	$124,405,793
$1,145,709	$1,286,371	$773,764	$770,688	$(395)	$(638,357)	$(15,220)

15,129,103	19,555,874	10,178,876	12,034,613	1,429,301	143,788	336,293
1,803,430	2,162,972	1,212,494	1,113,915	–	–	–
(14,768,857)	(14,682,271)	(7,639,901)	(8,049,776)	(27,494)	(484,264)	(230,042)
2,163,676	7,036,575	3,751,469	5,098,752	1,401,807	(340,476)	106,251

1,208,900	1,723,560	847,571	781,661	100,487	317,524	12,216
110,637	120,804	57,811	51,693	–	–	–
(1,129,919)	(1,052,198)	(522,458)	(769,403)	(964)	(167,122)	(9,118)
189,618	792,166	382,924	63,951	99,523	150,402	3,098

(a)	For the period from August 31, 2012 (inception) through October 31, 2012

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Partner Small Cap Value Fund		Small Cap Stock Fund
For the periods ended	10/31/2012	10/31/2011	10/31/2012	10/31/2011
Operations
Net investment income/(loss)	$2,052,457	$1,515,649	$(521,135)	$(1,715,934)
Net realized gains/(losses)	3,862,388	2,706,740	18,086,422	46,821,873
Change in net unrealized appreciation/(depreciation)	19,436,689	11,809,912	2,341,194	(22,873,337)
Net Change in Net Assets Resulting From Operations	25,351,534	16,032,301	19,906,481	22,232,602
Distributions to Shareholders
From net investment income Class A	(72,063)	(460,512)	–	–
From net investment income Institutional Class	(937,645)	(1,636,460)	–	–
Total From Net Investment Income	(1,009,708)	(2,096,972)	–	–
From net realized gains Class A	(756,922)	–	–	–
From net realized gains Institutional Class	(1,493,501)	–	–	–
Total From Net Realized Gains	(2,250,423)	–	–	–
Total Distributions to Shareholders	(3,260,131)	(2,096,972)	–	–
Capital Stock Transactions

Class A
Sold	5,763,763	8,129,748	7,602,804	10,133,524
Issued in connection with merger	–	–	–	–
Distributions reinvested	820,196	455,500	–	–
Redeemed	(11,122,924)	(15,114,533)	(32,732,800)	(39,659,221)
Total Class A Capital Stock Transactions	(4,538,965)	(6,529,285)	(25,129,996)	(29,525,697)

Institutional Class
Sold	14,023,979	23,113,533	724,705	549,852
Issued in connection with merger	–	–	–	–
Distributions reinvested	2,431,146	1,636,460	–	–
Redeemed	(25,795,278)	(51,890,518)	(2,085,560)	(14,383,661)
Total Institutional Class Capital Stock Transactions	(9,340,153)	(27,140,525)	(1,360,855)	(13,833,809)
Capital Stock Transactions	(13,879,118)	(33,669,810)	(26,490,851)	(43,359,506)

Net Increase/(Decrease) in Net Assets	8,212,285	(19,734,481)	(6,584,370)	(21,126,904)
Net Assets, Beginning of Period	212,708,308	232,442,789	286,614,475	307,741,379
Net Assets, End of Period	$220,920,593	$212,708,308	$280,030,105	$286,614,475
Accumulated Undistributed Net Investment Income/(Loss)	$760,871	$44,202	$(414,612)	$(67,634)

Capital Stock Share Transactions

Class A shares
Sold	375,943	541,306	542,602	717,941
Issued in connection with merger	–	–	–	–
Distributions reinvested	57,957	29,752	–	–
Redeemed	(721,876)	(1,006,570)	(2,327,430)	(2,801,742)
Total Class A shares	(287,976)	(435,512)	(1,784,828)	(2,083,801)

Institutional Class shares
Sold	870,204	1,473,068	46,917	42,060
Issued in connection with merger	–	–	–	–
Distributions reinvested	161,594	102,279	–	–
Redeemed	(1,604,851)	(3,304,858)	(134,487)	(916,311)
Total Institutional Class shares	(573,053)	(1,729,511)	(87,570)	(874,251)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Mid Cap Growth Fund		Partner Mid Cap Value Fund		Mid Cap Stock Fund		Partner Worldwide Allocation Fund
10/31/2012	10/31/2011	10/31/2012	10/31/2011	10/31/2012	10/31/2011	10/31/2012	10/31/2011

$(659,828)	$(549,863)	$1,422,035	$933,131	$428,880	$(154,328)	$14,890,250	$6,817,813
27,994,939	7,282,668	3,228,750	14,017,044	60,824,551	63,409,154	(550,430)	10,750,786
(8,378,199)	20,162,608	9,120,146	(10,124,703)	(7,148,855)	(10,647,308)	28,836,837	(24,609,284)
18,956,912	26,895,413	13,770,931	4,825,472	54,104,576	52,607,518	43,176,657	(7,040,685)

–	–	(78,552)	(61,484)	–	–	(1,608,097)	(427,163)
–	–	(808,554)	(649,610)	–	(701,194)	(5,022,998)	(3,182,677)
–	–	(887,106)	(711,094)	–	(701,194)	(6,631,095)	(3,609,840)
(1,969,401)	–	–	–	–	–	–	–
(1,129,905)	–	–	–	–	–	–	–
(3,099,306)	–	–	–	–	–	–	–
(3,099,306)	–	(887,106)	(711,094)	–	(701,194)	(6,631,095)	(3,609,840)

11,101,603	16,969,696	1,585,359	2,949,752	14,058,207	20,133,595	10,087,585	10,960,979
–	–	–	–	–	–	–	139,748,822
1,943,741	6	77,568	60,710	(1,305)	–	1,586,088	423,858
(31,100,462)	(36,287,847)	(1,903,254)	(2,342,670)	(72,900,438)	(90,080,115)	(39,668,003)	(6,244,494)
(18,055,118)	(19,318,145)	(240,327)	667,792	(58,843,536)	(69,946,520)	(27,994,330)	144,889,165

16,031,070	32,340,395	281,240	1,494,093	7,740,246	10,124,335	40,496,317	27,438,370
–	–	–	–	–	–	–	244,906,000
1,125,713	–	808,554	649,610	–	697,344	4,998,295	3,178,915
(26,025,910)	(38,374,110)	(1,361,626)	(9,563,591)	(19,446,120)	(26,104,038)	(7,701,083)	(6,484,240)
(8,869,127)	(6,033,715)	(271,832)	(7,419,888)	(11,705,874)	(15,282,359)	37,793,529	269,039,045
(26,924,245)	(25,351,860)	(512,159)	(6,752,096)	(70,549,410)	(85,228,879)	9,799,199	413,928,210

(11,066,639)	1,543,553	12,371,666	(2,637,718)	(16,444,834)	(33,322,555)	46,344,761	403,277,685
390,776,044	389,232,491	118,139,682	120,777,400	754,388,195	787,710,750	657,823,148	254,545,463
$379,709,405	$390,776,044	$130,511,348	$118,139,682	$737,943,361	$754,388,195	$704,167,909	$657,823,148
$(55,225)	$(44,303)	$1,002,117	$542,505	$(45,558)	$(132,044)	$14,470,995	$5,378,677

609,758	932,901	130,008	242,135	946,125	1,334,701	1,211,715	1,242,781
–	–	–	–	–	–	–	17,097,278
117,802	–	6,834	4,993	(91)	–	204,130	47,518
(1,710,760)	(2,003,953)	(157,207)	(191,822)	(4,886,042)	(5,998,350)	(4,808,833)	(736,865)
(983,200)	(1,071,052)	(20,365)	55,306	(3,940,008)	(4,663,649)	(3,392,988)	17,650,712

787,890	1,612,274	23,193	122,097	486,111	638,012	4,960,787	3,016,555
–	–	–	–	–	–	–	29,836,547
60,784	–	71,176	53,378	–	43,126	641,630	355,549
(1,270,759)	(1,864,757)	(111,417)	(803,760)	(1,207,389)	(1,612,954)	(916,945)	(735,786)
(422,085)	(252,483)	(17,048)	(628,285)	(721,278)	(931,816)	4,685,472	32,472,865

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Large Cap Growth Fund		Large Cap Value Fund
For the periods ended	10/31/2012	10/31/2011	10/31/2012	10/31/2011
Operations
Net investment income/(loss)	$1,469,258	$12,809	$9,634,332	$8,556,157
Net realized gains/(losses)	25,811,938	30,721,744	34,221,609	42,679,438
Change in net unrealized appreciation/(depreciation)	10,068,813	(21,305,656)	33,858,232	(31,565,657)
Net Change in Net Assets Resulting From Operations	37,350,009	9,428,897	77,714,173	19,669,938
Distributions to Shareholders
From net investment income Class A	–	–	(2,169,450)	(1,579,142)
From net investment income Institutional Class	(13,488)	–	(6,836,912)	(4,934,596)
Total From Net Investment Income	(13,488)	–	(9,006,362)	(6,513,738)
From net realized gains Class A	–	–	–	–
From net realized gains Institutional Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	(13,488)	–	(9,006,362)	(6,513,738)
Capital Stock Transactions

Class A
Sold	12,362,061	14,799,227	8,777,138	12,881,324
Distributions reinvested	–	8	2,110,852	1,534,657
Redeemed	(18,151,402)	(21,654,591)	(25,305,098)	(31,046,601)
Total Class A Capital Stock Transactions	(5,789,341)	(6,855,356)	(14,417,108)	(16,630,620)

Institutional Class
Sold	1,219,731	3,338,841	21,350,756	40,269,765
Distributions reinvested	13,397	–	6,815,490	4,917,644
Redeemed	(4,911,445)	(5,186,236)	(28,853,618)	(28,246,884)
Total Institutional Class Capital Stock Transactions	(3,678,317)	(1,847,395)	(687,372)	16,940,525
Capital Stock Transactions	(9,467,658)	(8,702,751)	(15,104,480)	309,905

Net Increase/(Decrease) in Net Assets	27,868,863	726,146	53,603,331	13,466,105
Net Assets, Beginning of Period	322,015,878	321,289,732	520,583,693	507,117,588
Net Assets, End of Period	$349,884,741	$322,015,878	$574,187,024	$520,583,693
Accumulated Undistributed Net Investment Income/(Loss)	$1,394,354	$(45,123)	$7,418,453	$6,757,974

Capital Stock Share Transactions

Class A shares
Sold	2,322,784	2,915,107	636,502	950,048
Distributions reinvested	–	2	162,749	113,342
Redeemed	(3,459,864)	(4,273,848)	(1,842,703)	(2,299,498)
Total Class A shares	(1,137,080)	(1,358,739)	(1,043,452)	(1,236,108)

Institutional Class shares
Sold	227,497	676,635	1,544,526	3,005,622
Distributions reinvested	2,612	–	523,865	362,124
Redeemed	(883,140)	(941,925)	(2,077,997)	(2,116,224)
Total Institutional Class shares	(653,031)	(265,290)	(9,606)	1,251,522

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Large Cap Stock Fund		Balanced Fund		High Yield Fund		Municipal Bond Fund
10/31/2012	10/31/2011	10/31/2012	10/31/2011	10/31/2012	10/31/2011	10/31/2012	10/31/2011

$13,814,421	$10,632,390	$2,296,157	$2,845,850	$51,788,925	$52,836,686	$58,148,095	$58,883,409
87,831,573	132,357,805	9,857,391	16,742,890	5,003,403	25,795,339	1,165,769	(460,915)
72,574,809	(92,809,839)	3,510,461	(8,821,033)	38,886,156	(46,779,742)	80,759,589	(14,792,119)
174,220,803	50,180,356	15,664,009	10,767,707	95,678,484	31,852,283	140,073,453	43,630,375

(9,327,896)	(5,246,492)	(1,466,431)	(1,841,354)	(32,753,321)	(33,268,039)	(54,235,793)	(55,185,971)
(1,875,088)	(1,549,194)	(777,933)	(962,616)	(18,753,112)	(19,523,402)	(3,912,302)	(4,017,796)
(11,202,984)	(6,795,686)	(2,244,364)	(2,803,970)	(51,506,433)	(52,791,441)	(58,148,095)	(59,203,767)
–	–	(3,512,172)	–	–	–	–	(2,455,320)
–	–	(1,317,538)	–	–	–	–	(169,100)
–	–	(4,829,710)	–	–	–	–	(2,624,420)
(11,202,984)	(6,795,686)	(7,074,074)	(2,803,970)	(51,506,433)	(52,791,441)	(58,148,095)	(61,828,187)

31,996,054	40,472,102	7,056,563	6,990,434	76,377,949	45,990,851	186,898,390	107,696,648
9,174,488	5,160,525	4,875,836	1,794,656	23,331,994	23,674,359	45,255,062	48,031,722
(198,360,312)	(241,048,632)	(18,182,481)	(22,410,197)	(53,561,522)	(58,752,341)	(116,539,725)	(183,703,992)
(157,189,770)	(195,416,005)	(6,250,082)	(13,625,107)	46,148,421	10,912,869	115,613,727	(27,975,622)

5,003,328	3,428,263	382,949	751,956	46,507,732	46,710,070	37,413,504	31,844,349
1,862,179	1,540,355	2,091,209	960,765	15,061,146	13,717,817	3,569,918	3,815,536
(23,667,338)	(14,984,926)	(7,621,983)	(7,766,371)	(34,843,781)	(64,343,015)	(30,129,328)	(43,170,718)
(16,801,831)	(10,016,308)	(5,147,825)	(6,053,650)	26,725,097	(3,915,128)	10,854,094	(7,510,833)
(173,991,601)	(205,432,313)	(11,397,907)	(19,678,757)	72,873,518	6,997,741	126,467,821	(35,486,455)

(10,973,782)	(162,047,643)	(2,807,972)	(11,715,020)	117,045,569	(13,941,417)	208,393,179	(53,684,267)
1,563,740,555	1,725,788,198	193,719,631	205,434,651	688,693,764	702,635,181	1,426,106,599	1,479,790,866
$1,552,766,773	$1,563,740,555	$190,911,659	$193,719,631	$805,739,333	$688,693,764	$1,634,499,778	$1,426,106,599
$10,294,234	$7,816,114	$(76,130)	$(6,748)	$(40,750)	$(216,746)	$(62,577)	$(62,577)

1,411,090	1,825,037	573,850	561,207	15,686,279	9,538,503	15,932,923	9,743,582
436,257	232,142	420,251	146,440	4,806,324	4,916,656	3,853,694	4,360,334
(8,794,470)	(10,868,388)	(1,475,757)	(1,811,312)	(11,082,025)	(12,170,187)	(9,949,435)	(16,755,034)
(6,947,123)	(8,811,209)	(481,656)	(1,103,665)	9,410,578	2,284,972	9,837,182	(2,651,118)

221,930	156,349	31,574	59,780	9,550,400	9,649,659	3,199,745	2,902,159
88,213	69,012	179,362	78,556	3,101,077	2,850,368	303,961	346,539
(1,087,231)	(680,359)	(616,929)	(628,129)	(7,234,550)	(13,219,326)	(2,566,745)	(3,935,093)
(777,088)	(454,998)	(405,993)	(489,793)	5,416,927	(719,299)	936,961	(686,395)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Income Fund		Core Bond Fund
For the periods ended	10/31/2012	10/31/2011	10/31/2012	10/31/2011
Operations
Net investment income/(loss)	$32,375,832	$35,757,270	$7,469,413	$10,786,777
Net realized gains/(losses)	6,682,760	18,894,238	7,424,574	3,417,932
Change in net unrealized appreciation/(depreciation)	50,096,331	(21,818,727)	6,419,440	(1,127,654)
Net Change in Net Assets Resulting From Operations	89,154,923	32,832,781	21,313,427	13,077,055
Distributions to Shareholders
From net investment income Class A	(15,152,431)	(17,401,619)	(5,834,738)	(8,686,567)
From net investment income Institutional Class	(16,888,569)	(18,309,267)	(1,334,789)	(2,154,708)
Total From Net Investment Income	(32,041,000)	(35,710,886)	(7,169,527)	(10,841,275)
From net realized gains Class A	–	–	–	–
From net realized gains Institutional Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	(32,041,000)	(35,710,886)	(7,169,527)	(10,841,275)
Capital Stock Transactions

Class A
Sold	54,132,265	35,013,016	28,424,145	20,476,289
Distributions reinvested	12,828,346	14,639,654	5,243,953	7,807,323
Redeemed	(45,329,117)	(55,211,906)	(32,556,065)	(38,752,826)
Total Class A Capital Stock Transactions	21,631,494	(5,559,236)	1,112,033	(10,469,214)

Institutional Class
Sold	60,999,457	33,301,247	19,240,418	23,090,523
Distributions reinvested	16,641,954	18,023,904	1,251,147	2,054,740
Redeemed	(51,287,785)	(19,683,227)	(42,211,397)	(19,265,677)
Total Institutional Class Capital Stock Transactions	26,353,626	31,641,924	(21,719,832)	5,879,586
Capital Stock Transactions	47,985,120	26,082,688	(20,607,799)	(4,589,628)

Net Increase/(Decrease) in Net Assets	105,099,043	23,204,583	(6,463,899)	(2,353,848)
Net Assets, Beginning of Period	799,026,353	775,821,770	292,737,745	295,091,593
Net Assets, End of Period	$904,125,396	$799,026,353	$286,273,846	$292,737,745
Accumulated Undistributed Net Investment Income/(Loss)	$(125,835)	$(11,177)	$(57,231)	$(30,817)

Capital Stock Share Transactions

Class A shares
Sold	5,985,753	4,010,830	2,728,733	2,030,938
Distributions reinvested	1,421,324	1,675,223	504,491	774,028
Redeemed	(5,042,251)	(6,333,359)	(3,134,100)	(3,849,331)
Total Class A shares	2,364,826	(647,306)	99,124	(1,044,365)

Institutional Class shares
Sold	6,782,001	3,814,841	1,857,729	2,297,871
Distributions reinvested	1,844,971	2,064,056	120,709	203,610
Redeemed	(5,748,876)	(2,258,819)	(4,061,141)	(1,915,101)
Total Institutional Class shares	2,878,096	3,620,078	(2,082,703)	586,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Government Bond Fund		Limited Maturity Bond Fund		Money Market Fund
10/31/2012	10/31/2011	10/31/2012	10/31/2011	10/31/2012	10/31/2011

$1,474,305	$2,216,659	$15,037,950	$20,871,928	$(1,271)	$(19,413)
3,955,281	2,407,322	3,040,338	(1,834,753)	1,271	19,413
(742,442)	(466,415)	12,005,342	(10,418,675)	–	–
4,687,144	4,157,566	30,083,630	8,618,500	–	–

(119,305)	(95,619)	(5,306,573)	(7,000,789)	–	–
(1,355,000)	(2,131,632)	(9,221,678)	(13,990,772)	–	–
(1,474,305)	(2,227,251)	(14,528,251)	(20,991,561)	–	–
(211,872)	(40,966)	–	–	–	–
(2,209,175)	(805,421)	–	–	–	–
(2,421,047)	(846,387)	–	–	–	–
(3,895,352)	(3,073,638)	(14,528,251)	(20,991,561)	–	–

10,297,214	4,812,940	206,880,185	218,047,690	505,037,332	564,068,703
322,703	132,849	5,128,349	6,742,670	–	–
(3,483,749)	(3,596,543)	(155,039,162)	(148,163,749)	(599,026,272)	(693,165,743)
7,136,168	1,349,246	56,969,372	76,626,611	(93,988,940)	(129,097,040)

12,162,989	11,761,893	83,075,844	120,601,099	6,176,252	1,788,060
3,540,589	2,924,411	9,168,683	13,918,831	–	–
(12,928,987)	(26,757,219)	(213,356,680)	(72,722,440)	(5,211,686)	(4,732,296)
2,774,591	(12,070,915)	(121,112,153)	61,797,490	964,566	(2,944,236)
9,910,759	(10,721,669)	(64,142,781)	138,424,101	(93,024,374)	(132,041,276)

10,702,551	(9,637,741)	(48,587,402)	126,051,040	(93,024,374)	(132,041,276)
101,875,218	111,512,959	929,458,096	803,407,056	599,447,269	731,488,545
$112,577,769	$101,875,218	$880,870,694	$929,458,096	$506,422,895	$599,447,269
$67,870	$35,528	$33,418	$(292,465)	$–	$–

965,428	459,087	16,553,075	17,446,301	505,037,329	564,068,701
30,503	12,946	410,636	539,808	–	–
(327,092)	(349,438)	(12,417,077)	(11,865,052)	(599,026,270)	(693,165,741)
668,839	122,595	4,546,634	6,121,057	(93,988,941)	(129,097,040)

1,135,462	1,142,619	6,650,362	9,652,673	6,176,252	1,788,061
334,592	284,986	734,882	1,114,575	–	–
(1,205,506)	(2,576,237)	(17,074,059)	(5,827,458)	(5,211,686)	(4,732,296)
264,548	(1,148,632)	(9,688,815)	4,939,790	964,566	(2,944,235)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, thirteen equity funds, two hybrid funds, six fixed-income funds and one money market fund. Thrivent Natural Resources Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

(A) Fund Mergers – At a meeting held on September 9, 2011, shareholders of Thrivent Partner International Stock Fund (the “Target Fund”) approved the merger of the Target Fund into Thrivent Partner Worldwide Allocation Fund (the “Acquiring Fund”). The merger occurred at the close of business on September 16, 2011. Acquisition of the assets and liabilities of the Target Fund by the Acquiring Fund was followed by the distribution of the Acquiring Fund shares to the Target Fund shareholders. The shares issued of the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Fund	Description	Net Assets as of September 16, 2011
Partner Worldwide Allocation	Acquiring Fund	$264,018,467
Partner International Stock	Target Fund	$384,586,546
Partner Worldwide Allocation	After Acquisition	$648,605,013

As of September 16, 2011, the net assets of the Target Fund were comprised of the following:

Unrealized Depreciation	Undistributed Net Investment Income	Accumulated Net Realized Losses	Capital Stock
$(19,746,473)	$(447,637)	$(129,811,787)	$534,592,443

The Target Fund’s capital loss carryovers are carried over to the Acquiring Fund. The amounts and applicable limitations are disclosed in Note (4) Tax Information.

(B) Share Classes – As of October 31, 2012, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 26 Funds of the Trust offer Class A and Institutional Class shares.

(C) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value. Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation to the Adviser. The Adviser has formed a Portfolio

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

Compliance and Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. As of October 31, 2012, the following funds held these types of Level 3 securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	4	0.26%
High Yield	1	0.00%

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations. For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, except Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Foreign Income Taxes – Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2012, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2009 through 2012. Additionally, as of October 31, 2012, the tax year ended October 31, 2008 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2012, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Partner Emerging Markets Equity	Annually	Annually
Partner Small Cap Growth	Annually	Annually
Partner Small Cap Value	Annually	Annually
Small Cap Stock	Annually	Annually

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

Fund	Dividends Declared	Dividends Paid
Mid Cap Growth	Annually	Annually
Partner Mid Cap Value	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
Balanced	Quarterly	Quarterly
High Yield	Daily	Monthly
Municipal Bond	Daily	Monthly
Income	Daily	Monthly
Core Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market	Daily	Monthly

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

(I) Options – All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses on the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Funds’ Schedules of Investments for additional information as of October 31, 2012.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

During the year ended October 31, 2012, all Funds except Partner Emerging Markets Equity Fund, Municipal Bond Fund, Core Bond Fund, Government Bond Fund and Money Market Fund had securities on loan. As of October 31, 2012, the value of securities on loan is as follows:

Fund	Securities on Loan
Moderately Aggressive Allocation	$1,269,042
Moderate Allocation	985,528
Moderately Conservative Allocation	1,962,682
Partner Small Cap Growth	14,423,606
Partner Small Cap Value	4,500,531
Small Cap Stock	18,265,716
Mid Cap Growth	11,821,468
Partner Mid Cap Value	3,784,250
Mid Cap Stock	65,350,655
Partner Worldwide Allocation	4,181,017
Large Cap Value	7,365,788
Large Cap Stock	9,997,340
Balanced	1,043,256
High Yield	62,154,486

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

Fund	Securities on Loan
Income	7,103,965
Limited Maturity Bond	6,809,425

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2012, none of the Funds engaged in these types of investments.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(U) Loss Contingencies – Thrivent High Yield Fund and Thrivent Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM),

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Fund is named as a defendant in this action, but we do not expect that the Fund’s assets will be subject to a loss contingency.

(V) Litigation – Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

(W) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Partner Emerging Markets Equity Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include costs related to registering the shares for sale with the various states as well as any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(X) Recent Accounting Pronouncements – In December 2011, FASB released Accounting Standards Update 2011-11 (ASU 2011-11), Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities. This updated standard is a result of collaboration between FASB and International Accounting Standards Board (IASB) to enhance current disclosures. The amendments include new disclosure requirements of gross and net information about instruments and transactions, such as derivatives, eligible for offset in the Statement of Assets and Liabilities or subject to a master netting arrangement or similar agreement. The disclosures required by ASU 2011-11 will be effective any reporting period (annual or interim) beginning on or after January 1, 2013. Management is currently evaluating the application of ASU 2011-11 on the Fund’s financial statements.

(Y) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Funds – Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds, each Asset Allocation Fund will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Aggressive Allocation	0.150%	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.100%	0.100%	0.100%
Moderately Aggressive Allocation	0.150%	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.100%	0.100%	0.100%
Moderate Allocation	0.150%	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.100%	0.100%	0.100%
Moderately Conservative Allocation	0.150%	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.100%	0.100%	0.100%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Partner Small Cap Growth	0.900%	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Partner Small Cap Value	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Growth	0.450%	0.450%	0.400%	0.400%	0.350%	0.300%	0.300%	0.250%	0.250%	0.250%	0.250%
Partner Mid Cap Value	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.800%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Balanced	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Core Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Emerging Markets Equity Fund

The Adviser has entered into subadvisory agreements with DuPont Capital Management Corporation (“DuPont Capital”) for the performance of subadvisory services. The fee payable for DuPont Capital is equal to 0.72% of the first $50 million of average daily net assets and 0.68% for assets over $50 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio are included in determining breakpoints for the assets managed by DuPont Capital.

Partner Small Cap Growth Fund

The Adviser has entered into a subadvisory agreement with Turner Investments, L.P. (“Turner”) for performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of the first $200 million of average daily net assets and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (formerly Aberdeen Asset Management Investment Services Limited) (“Aberdeen”), DuPont Capital, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Portfolio is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for DuPont Capital is equal to 0.72% of the first $50 million of average daily net assets and 0.68% of average daily net net assets over $50 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by DuPont Capital.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million, 0.80% of the next $50 million, 0.75% of the next $100 million and 0.70% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements – As of October 31, 2012, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class	Expiration Date
Money Market*	0.20%	0.10%	2/28/2013

*      Thrivent Asset Management has voluntarily agreed to reimburse certain class-specific and fund level expenses of Thrivent Money Market Fund to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund.

As of October 31, 2012, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Aggressive Allocation	1.38%[1]	N/A	2/28/2013
Partner Emerging Markets Equity	1.79%	1.32%	2/28/2014
Partner Small Cap Growth	1.40%[2]	N/A	2/28/2013
Partner Small Cap Value	1.35%[3]	N/A	2/28/2013
Small Cap Stock	1.35%[4]	N/A	2/28/2013
Partner Mid Cap Value	1.25%	N/A	2/28/2013
Partner Worldwide Allocation	1.30%	1.00%	2/28/2013
Large Cap Growth	1.20%	N/A	2/28/2013
Core Bond	0.85%	N/A	2/28/2013
Government Bond	0.90%	N/A [5]	2/28/2013

1	Prior contractual expense cap of 1.30% expired on 2/28/2012.
2	Prior contractual expense cap of 1.45% expired on 2/28/2012.
3	Prior contractual expense cap of 1.40% expired on 2/28/2012.
4	Prior contractual expense cap of 1.40% expired on 2/28/2012.
5	Prior contractual expense cap of 0.65% expired on 2/28/2012.

The expense caps for Aggressive Allocation include all indirect expenses.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the year ended October 31, 2012, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund invested in High Yield Fund. During the year ended October 31, 2012, no funds invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee that is charged to the equity, hybrid or fixed income fund for its investment in High Yield Fund or Money Market Fund.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the year ended October 31, 2012, Thrivent Investment Mgt. received $11,551,142 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended October 31, 2012, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $4,348,681 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended October 31, 2012, Thrivent Investor Services received $14,843,217 for transfer agent services from the Trust.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $345,947 in fees from the Trust for the year ended October 31, 2012. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences. Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	($24,808)	$24,808	$–
Moderately Aggressive Allocation	(201,270)	201,270	–
Moderate Allocation	(54,812)	48,708	6,104
Moderately Conservative Allocation	98,373	(100,293)	1,920
Partner Emerging Markets Equity	(16,524)	23,195	(6,671)
Partner Small Cap Growth	133,111	(10,334)	(122,777)
Partner Small Cap Value	(326,080)	228,641	97,439
Small Cap Stock	174,157	79,685	(253,842)
Mid Cap Growth	648,906	(1,260,344)	611,438
Partner Mid Cap Value	(75,317)	75,317	–
Mid Cap Stock	(342,394)	479,500	(137,106)
Partner Worldwide Allocation	833,163	(838,207)	5,044
Large Cap Growth	(16,293)	16,293	–
Large Cap Value	32,509	(32,509)	–
Large Cap Stock	(133,317)	(366,683)	500,000
Balanced	(121,175)	163,814	(42,639)
High Yield	(106,496)	6,801,899	(6,695,403)
Income	(449,490)	449,490	–
Core Bond	(326,300)	384,090	(57,790)
Government Bond	32,342	(32,342)	–
Limited Maturity Bond	(183,816)	283,858	(100,042)
Money Market	1,271	(1,271)	–

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$ 1,223,245	$ 3,645,360
Moderately Aggressive Allocation	6,785,828	10,581,815
Moderate Allocation	10,377,654	7,961,234
Moderately Conservative Allocation	5,927,616	5,910,025
Partner Emerging Markets Equity	142,056	–
Partner Small Cap Growth	–	3,837,173

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Partner Small Cap Value	2,388,442	3,760,709
Mid Cap Growth	484,010	25,881,481
Partner Mid Cap Value	1,019,858	2,791,393
Mid Cap Stock	128,974	–
Partner Worldwide Allocation	15,295,886	–
Large Cap Growth	1,465,363	–
Large Cap Value	7,510,084	–
Large Cap Stock	23,402,617	70,280,062
Balanced	4,177,889	5,516,055
High Yield	69,066	–
Municipal Bond[a]	143,082	583,098
Income	57,010	–
Core Bond	65,410	–
Government Bond	2,818,133	1,209,386
Limited Maturity Bond	201,495	–

a	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2012, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year

Small Cap Stock	$21,195,417	2017

	$21,195,417

Mid Cap Stock	26,672,932	2016
	80,779,485	2017

	$107,452,417

Partner Worldwide Allocation	21,819,886	2015
	105,432,640	2016
	6,799,658	2017

	$134,052,184

Large Cap Growth	3,125,391	2015
	7,508,041	2016
	60,235,691	2017

	$70,869,123

Large Cap Value	51,978,606	2017

	$51,978,606

High Yield	1,037,644	2013
	1,574,393	2014
	32,937,341	2016
	30,243,630	2017

	$65,793,008

Income	25,364,376	2017

	$25,364,376

Core Bond	45,847	2016
	8,698,163	2017

	$8,744,010

Limited Maturity Bond	201,343	2017
	775,940	2019

	$977,283

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the year ending October 31, 2012 and later, are subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the “Act”). Under the Act, if capital losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Additionally, these capital losses must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above, which may make them more likely to expire unused.

At October 31, 2012, the following Fund had accumulated net realized capital loss carryovers subject to the Act, as follows:

Fund	Capital Loss Carryover	Tax Character
Partner Worldwide Allocation	$2,145,173	Short-term

	$2,145,173

Of the capital loss carryovers attributable to Partner Worldwide Allocation Fund, the following amounts were obtained as a result of the reorganization, as described in Note (1)(A), with Partner International Stock Fund in September 2011:

Fund	Capital Loss Carryover	Expiration Year

Partner Worldwide Allocation Fund	21,819,886	2015
	105,432,640	2016

	$127,252,526

The Internal Revenue Code may limit the ability to utilize capital losses after a fund merger.

During the fiscal year 2012, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Aggressive Allocation	$3,273,794
Moderately Aggressive Allocation	8,360,647
Partner Small Cap Growth	5,450,939

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

Fund	Capital Loss Carryover
Small Cap Stock	15,281,217
Partner Mid Cap Value	416,544
Mid Cap Stock	58,580,450
Large Cap Growth	24,969,030
Large Cap Value	34,161,490
Large Cap Stock	9,023,674
High Yield	5,090,933
Municipal Bond	582,671
Income	7,358,932
Core Bond	7,051,848
Limited Maturity Bond	1,587,495

In addition, the following capital loss carryovers expired during the fiscal year 2012: High Yield Fund; $6,701,548.

The following funds deferred, on a tax basis, the following Late Year Ordinary Losses:

Fund	Ordinary Losses
Partner Small Cap Growth	$613,457
Small Cap Stock	$332,852

These amounts are deferred for tax purposes, deemed to occur on the first day of the following fiscal year, and are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

The tax character of distributions paid during the years ended October 31, 2012 and 2011 was as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain
Fund	10/31/2012	10/31/2011	10/31/2012	10/31/2011	10/31/2012	10/31/2011
Aggressive Allocation	$–	$–	$3,049,754	$2,796,343	$–	$–
Moderately Aggressive Allocation	–	–	16,659,898	16,684,506	–	–
Moderate Allocation	–	–	19,702,434	25,087,549	1,509,022	–
Moderately Conservative Allocation	–	–	11,586,711	12,762,396	2,320,624	–
Partner Small Cap Value	–	–	1,009,708	2,096,972	2,250,423	–
Mid Cap Growth	–	–	–	–	3,099,306	–
Partner Mid Cap Value	–	–	887,106	711,094	–	–
Mid Cap Stock	–	–	–	701,194	–	–
Partner Worldwide Allocation	–	–	6,631,095	3,609,840	–	–
Large Cap Growth	–	–	13,488	–	–	–
Large Cap Value	–	–	9,006,362	6,513,738	–	–
Large Cap Stock	–	–	11,202,984	6,795,686	–	–
Balanced	–	–	2,244,364	2,803,970	4,829,710	–
High Yield	–	–	51,506,433	52,791,441	–	–
Municipal Bond	57,906,525	58,916,628	241,570	288,179	–	2,623,380
Income	–	–	32,041,000	35,710,886	–	–
Core Bond	–	–	7,169,527	10,841,275	–	–
Government Bond	–	–	2,568,232	3,073,638	1,327,120	–
Limited Maturity Bond	–	–	14,528,251	20,991,561	–	–

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2012, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$219,879	$208,502
Moderately Aggressive Allocation	385,691	396,010
Moderate Allocation	370,441	393,889
Moderately Conservative Allocation	193,250	199,677
Partner Emerging Markets Equity	19,630	5,003
Partner Small Cap Growth	125,826	129,385
Partner Small Cap Value	23,214	38,145
Small Cap Stock	224,318	250,726
Mid Cap Growth	168,137	194,360
Partner Mid Cap Value	101,251	102,504
Mid Cap Stock	260,297	341,944
Partner Worldwide Allocation	392,861	369,659
Large Cap Growth	327,115	350,706
Large Cap Value	489,734	521,580
Large Cap Stock	1,834,801	2,159,964
Balanced	138,639	158,299
High Yield	417,077	362,766
Municipal Bond	311,097	189,036
Income	400,662	388,785
Core Bond	95,644	143,582
Government Bond	19,260	16,122
Limited Maturity Bond	221,256	362,696

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$155,423	$149,857
Moderately Aggressive Allocation	618,439	581,921
Moderate Allocation	866,168	802,205
Moderately Conservative Allocation	718,150	651,919
Partner Worldwide Allocation	–	601
Balanced	245,346	238,821
Income	608,678	571,004
Core Bond	1,015,390	1,000,020
Government Bond	191,828	187,015
Limited Maturity Bond	800,937	726,802

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2012, the following funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Balanced	1	0.21%
High Yield	3	1.57%
Municipal Bond	1	0.16%
Income	2	0.26%
Core Bond	1	0.55%
Limited Maturity Bond	4	0.52%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2012 were as follows:

	Number of Contracts	Premium Amount
Large Cap Stock
Balance at October 31, 2011	80	$40,300
Opened	350	268,261
Closed	(410)	(298,111)
Expired	(20)	(10,450)
Exercised	–	–

Balance at October 31, 2012	–	$–

Balanced
Balance at October 31, 2011	–	$–
Opened	10	2,158
Closed	(10)	(2,158)
Expired	–	–
Exercised	–	–

Balance at October 31, 2012	–	$–

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2012

	Number of Contracts	Premium Amount
Core Bond
Balance at October 31, 2011	–	$–
Opened	40	8,630
Closed	(40)	(8,630)
Expired	–	–
Exercised	–	–

Balance at October 31, 2012	–	$–

Limited Maturity Bond
Balance at October 31, 2011	–	$–
Opened	100	21,575
Closed	(100)	(21,575)
Expired	–	–
Exercised	–	–

Balance at October 31, 2012	–	$–

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2012, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Partner Emerging Markets Equity	1,471,542	98.0%
Partner Small Cap Growth	624,175	6.1%
Partner Worldwide Allocation	6,166,523	7.7%
Core Bond	2,389,804	8.9%
Government Bond	2,326,372	22.2%

As of October 31, 2012, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	6,870,510	13.8%
Moderately Aggressive Allocation	7,542,397	6.5%

Fund	Shares	Percent of Fund’s Outstanding Shares
Partner Small Cap Value	1,178,446	8.8%
Mid Cap Stock	2,948,740	6.3%
Balanced	3,854,978	25.5%

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2012	$10.70	$0.04	$0.85	$0.89	$(0.05)	$–
Year Ended 10/31/2011	10.35	0.07	0.33	0.40	(0.05)	–
Year Ended 10/31/2010	8.81	0.06	1.55	1.61	(0.07)	–
Year Ended 10/31/2009	8.26	0.10	0.99	1.09	(0.09)	(0.45)
Year Ended 10/31/2008	13.79	0.16	(5.13)	(4.97)	(0.35)	(0.21)
Institutional Class Shares
Year Ended 10/31/2012	10.78	0.09	0.86	0.95	(0.09)	–
Year Ended 10/31/2011	10.43	0.11	0.33	0.44	(0.09)	–
Year Ended 10/31/2010	8.87	0.09	1.56	1.65	(0.09)	–
Year Ended 10/31/2009	8.31	0.13	1.00	1.13	(0.12)	(0.45)
Year Ended 10/31/2008	13.86	0.21	(5.18)	(4.97)	(0.37)	(0.21)
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2012	10.83	0.11	0.84	0.95	(0.14)	–
Year Ended 10/31/2011	10.65	0.16	0.17	0.33	(0.15)	–
Year Ended 10/31/2010	9.25	0.16	1.39	1.55	(0.15)	–
Year Ended 10/31/2009	8.36	0.20	1.11	1.31	(0.20)	(0.22)
Year Ended 10/31/2008	13.23	0.24	(4.58)	(4.34)	(0.36)	(0.17)
Institutional Class Shares
Year Ended 10/31/2012	10.92	0.16	0.83	0.99	(0.18)	–
Year Ended 10/31/2011	10.72	0.20	0.18	0.38	(0.18)	–
Year Ended 10/31/2010	9.31	0.20	1.39	1.59	(0.18)	–
Year Ended 10/31/2009	8.41	0.23	1.12	1.35	(0.23)	(0.22)
Year Ended 10/31/2008	13.30	0.27	(4.60)	(4.33)	(0.39)	(0.17)
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2012	10.80	0.16	0.77	0.93	(0.17)	(0.01)
Year Ended 10/31/2011	10.67	0.22	0.13	0.35	(0.22)	–
Year Ended 10/31/2010	9.46	0.23	1.20	1.43	(0.22)	–
Year Ended 10/31/2009	8.42	0.27	1.09	1.36	(0.26)	(0.06)
Year Ended 10/31/2008	12.32	0.30	(3.62)	(3.32)	(0.41)	(0.17)
Institutional Class Shares
Year Ended 10/31/2012	10.82	0.20	0.77	0.97	(0.21)	(0.01)
Year Ended 10/31/2011	10.69	0.26	0.13	0.39	(0.26)	–
Year Ended 10/31/2010	9.48	0.26	1.20	1.46	(0.25)	–
Year Ended 10/31/2009	8.43	0.29	1.11	1.40	(0.29)	(0.06)
Year Ended 10/31/2008	12.34	0.35	(3.65)	(3.30)	(0.44)	(0.17)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.05)	$11.54	8.42%	$494.3	0.82%	0.33%	0.86%	0.29%	66%
(0.05)	10.70	3.87%	462.1	0.75%	0.64%	0.89%	0.51%	72%
(0.07)	10.35	18.29%	435.5	0.70%	0.57%	0.90%	0.37%	52%
(0.54)	8.81	14.66%	354.6	0.57%	1.27%	0.88%	0.96%	19%
(0.56)	8.26	(37.44)%	264.2	0.53%	0.94%	0.72%	0.75%	15%

(0.09)	11.64	8.94%	81.2	0.42%	0.73%	0.42%	0.73%	66%
(0.09)	10.78	4.16%	80.0	0.40%	1.01%	0.41%	1.00%	72%
(0.09)	10.43	18.73%	73.7	0.35%	0.94%	0.39%	0.90%	52%
(0.57)	8.87	15.16%	62.9	0.23%	1.62%	0.25%	1.60%	19%
(0.58)	8.31	(37.27)%	50.4	0.20%	1.26%	0.20%	1.26%	15%

(0.14)	11.64	8.92%	1,268.2	0.77%	0.99%	0.77%	0.99%	78%
(0.15)	10.83	3.06%	1,168.6	0.70%	1.44%	0.75%	1.39%	58%
(0.15)	10.65	16.92%	1,085.3	0.62%	1.60%	0.75%	1.47%	39%
(0.42)	9.25	16.78%	904.1	0.54%	2.50%	0.72%	2.31%	17%
(0.53)	8.36	(33.99)%	698.3	0.51%	1.87%	0.61%	1.78%	20%

(0.18)	11.73	9.29%	90.2	0.37%	1.39%	0.37%	1.39%	78%
(0.18)	10.92	3.55%	85.1	0.32%	1.82%	0.33%	1.81%	58%
(0.18)	10.72	17.24%	79.5	0.28%	1.94%	0.31%	1.92%	39%
(0.45)	9.31	17.27%	69.0	0.20%	2.85%	0.21%	2.84%	17%
(0.56)	8.41	(33.83)%	56.2	0.18%	2.21%	0.18%	2.21%	20%

(0.18)	11.55	8.68%	1,316.5	0.71%	1.47%	0.71%	1.47%	94%
(0.22)	10.80	3.27%	1,207.6	0.65%	2.02%	0.68%	1.99%	46%
(0.22)	10.67	15.30%	1,118.6	0.60%	2.28%	0.68%	2.21%	30%
(0.32)	9.46	16.91%	923.2	0.53%	3.24%	0.64%	3.12%	19%
(0.58)	8.42	(28.06)%	739.6	0.50%	2.61%	0.55%	2.56%	17%

(0.22)	11.57	9.05%	66.0	0.35%	1.83%	0.35%	1.83%	94%
(0.26)	10.82	3.62%	59.7	0.30%	2.36%	0.31%	2.35%	46%
(0.25)	10.69	15.64%	50.5	0.27%	2.60%	0.29%	2.58%	30%
(0.35)	9.48	17.38%	38.5	0.20%	3.55%	0.21%	3.54%	19%
(0.61)	8.43	(27.87)%	28.4	0.18%	2.92%	0.18%	2.92%	17%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2012	$10.75	$0.19	$0.65	$0.84	$(0.19)	$(0.06)
Year Ended 10/31/2011	10.73	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2010	9.78	0.27	0.94	1.21	(0.26)	–
Year Ended 10/31/2009	8.75	0.30	1.03	1.33	(0.30)	–
Year Ended 10/31/2008	11.54	0.34	(2.63)	(2.29)	(0.40)	(0.10)
Institutional Class Shares
Year Ended 10/31/2012	10.78	0.22	0.65	0.87	(0.22)	(0.06)
Year Ended 10/31/2011	10.75	0.28	0.03	0.31	(0.28)	–
Year Ended 10/31/2010	9.80	0.29	0.94	1.23	(0.28)	–
Year Ended 10/31/2009	8.77	0.32	1.03	1.35	(0.32)	–
Year Ended 10/31/2008	11.56	0.37	(2.63)	(2.26)	(0.43)	(0.10)
PARTNER EMERGING MARKETS EQUITY FUND
Class A Shares
Year Ended 10/31/2012 (c)	10.00	0.01	0.26	0.27	–	–
Institutional Class Shares
Year Ended 10/31/2012 (c)	10.00	0.02	0.25	0.27	–	–
PARTNER SMALL CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2012	11.72	(0.17)	1.09	0.92	–	–
Year Ended 10/31/2011	10.81	(0.12)	1.03	0.91	–	–
Year Ended 10/31/2010	8.31	(0.11)	2.61	2.50	–	–
Year Ended 10/31/2009	7.72	(0.04)	0.63	0.59	–	–
Year Ended 10/31/2008	13.93	(0.04)	(5.59)	(5.63)	–	(0.58)
Institutional Class Shares
Year Ended 10/31/2012	11.99	(0.07)	1.06	0.99	–	–
Year Ended 10/31/2011	11.01	(0.08)	1.06	0.98	–	–
Year Ended 10/31/2010	8.42	(0.07)	2.66	2.59	–	–
Year Ended 10/31/2009	7.79	(0.03)	0.66	0.63	–	–
Year Ended 10/31/2008	14.00	(0.01)	(5.62)	(5.63)	–	(0.58)
PARTNER SMALL CAP VALUE FUND
Class A Shares
Year Ended 10/31/2012	14.47	0.09	1.60	1.69	(0.01)	(0.16)
Year Ended 10/31/2011	13.72	0.04	0.80	0.84	(0.09)	–
Year Ended 10/31/2010	11.26	0.02	2.47	2.49	(0.03)	–
Year Ended 10/31/2009	11.02	0.05	0.86	0.91	(0.05)	(0.62)
Year Ended 10/31/2008	16.41	0.09	(4.26)	(4.17)	–	(1.22)
Institutional Class Shares
Year Ended 10/31/2012	15.19	0.18	1.69	1.87	(0.10)	(0.16)
Year Ended 10/31/2011	14.39	0.14	0.82	0.96	(0.16)	–
Year Ended 10/31/2010	11.81	0.09	2.59	2.68	(0.10)	–
Year Ended 10/31/2009	11.53	0.10	0.94	1.04	(0.14)	(0.62)
Year Ended 10/31/2008	17.10	0.12	(4.37)	(4.25)	(0.10)	(1.22)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, August 31, 2012.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.25)	$11.34	7.92%	$632.9	0.75%	1.70%	0.75%	1.70%	145%
(0.25)	10.75	2.49%	559.7	0.64%	2.28%	0.69%	2.23%	46%
(0.26)	10.73	12.53%	503.7	0.58%	2.61%	0.69%	2.50%	29%
(0.30)	9.78	15.66%	392.9	0.51%	3.45%	0.64%	3.31%	21%
(0.50)	8.75	(20.53)%	314.7	0.47%	3.15%	0.56%	3.06%	19%

(0.28)	11.37	8.26%	28.0	0.41%	2.03%	0.41%	2.03%	145%
(0.28)	10.78	2.88%	22.4	0.33%	2.59%	0.33%	2.59%	46%
(0.28)	10.75	12.78%	21.7	0.32%	2.87%	0.33%	2.86%	29%
(0.32)	9.80	15.91%	13.8	0.25%	3.72%	0.25%	3.71%	21%
(0.53)	8.77	(20.30)%	11.1	0.22%	3.45%	0.22%	3.45%	19%

–	10.27	2.70%	14.4	1.61%	0.60%	3.02%	(0.81)%	33%

–	10.27	2.70%	1.0	1.32%	0.89%	2.75%	(0.54)%	33%

–	12.64	7.85%	17.2	1.42%	(0.89)%	1.53%	(1.01)%	100%
–	11.72	8.42%	20.0	1.47%	(1.10)%	1.51%	(1.13)%	106%
–	10.81	30.08%	17.3	1.56%	(1.14)%	1.56%	(1.14)%	102%
–	8.31	7.64%	12.8	1.58%	(0.90)%	1.61%	(0.93)%	116%
(0.58)	7.72	(41.96)%	9.6	1.42%	(0.44)%	1.43%	(0.45)%	186%

–	12.98	8.26%	115.0	1.05%	(0.53)%	1.05%	(0.53)%	100%
–	11.99	8.90%	104.4	1.05%	(0.67)%	1.05%	(0.67)%	106%
–	11.01	30.76%	95.9	1.09%	(0.67)%	1.09%	(0.67)%	102%
–	8.42	8.09%	72.7	1.09%	(0.40)%	1.12%	(0.43)%	116%
(0.58)	7.79	(41.74)%	64.7	1.06%	(0.07)%	1.07%	(0.08)%	186%

(0.17)	15.99	11.87%	72.0	1.36%	0.59%	1.37%	0.59%	11%
(0.09)	14.47	6.08%	69.3	1.40%	0.28%	1.40%	0.28%	9%
(0.03)	13.72	22.14%	71.7	1.40%	0.14%	1.47%	0.07%	17%
(0.67)	11.26	9.51%	59.0	1.56%	0.55%	1.67%	0.44%	14%
(1.22)	11.02	(26.94)%	54.3	1.35%	0.61%	1.46%	0.49%	35%

(0.26)	16.80	12.51%	148.9	0.85%	1.10%	0.85%	1.10%	11%
(0.16)	15.19	6.64%	143.4	0.84%	0.84%	0.84%	0.84%	9%
(0.10)	14.39	22.78%	160.7	0.85%	0.70%	0.85%	0.70%	17%
(0.76)	11.81	10.37%	119.2	0.83%	1.25%	0.87%	1.21%	14%
(1.32)	11.53	(26.46)%	75.4	0.69%	1.27%	0.80%	1.15%	35%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2012	$13.35	$(0.06)	$0.99	$0.93	$–	$–
Year Ended 10/31/2011	12.56	(0.11)	0.90	0.79	–	–
Year Ended 10/31/2010	10.26	(0.09)	2.39	2.30	–	–
Year Ended 10/31/2009	10.33	–	(0.06)	(0.06)	(0.01)	–
Year Ended 10/31/2008	18.98	0.01	(6.34)	(6.33)	–	(2.32)
Institutional Class Shares
Year Ended 10/31/2012	14.96	0.05	1.08	1.13	–	–
Year Ended 10/31/2011	13.99	0.07	0.90	0.97	–	–
Year Ended 10/31/2010	11.35	0.02	2.62	2.64	–	–
Year Ended 10/31/2009	11.43	0.22	(0.20)	0.02	(0.10)	–
Year Ended 10/31/2008	20.62	0.01	(6.88)	(6.87)	–	(2.32)
MID CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2012	17.67	(0.08)	0.90	0.82	–	(0.15)
Year Ended 10/31/2011	16.62	(0.08)	1.13	1.05	–	–
Year Ended 10/31/2010	12.92	(0.08)	3.78	3.70	–	–
Year Ended 10/31/2009	10.24	(0.06)	2.74	2.68	–	–
Year Ended 10/31/2008	19.45	(0.03)	(6.95)	(6.98)	–	(2.23)
Institutional Class Shares
Year Ended 10/31/2012	19.81	0.05	0.97	1.02	–	(0.15)
Year Ended 10/31/2011	18.53	0.05	1.23	1.28	–	–
Year Ended 10/31/2010	14.31	(0.02)	4.24	4.22	–	–
Year Ended 10/31/2009	11.24	(0.05)	3.12	3.07	–	–
Year Ended 10/31/2008	20.98	(0.08)	(7.43)	(7.51)	–	(2.23)
PARTNER MID CAP VALUE FUND
Class A Shares
Year Ended 10/31/2012	11.55	0.10	1.21	1.31	(0.05)	–
Year Ended 10/31/2011	11.19	0.05	0.35	0.40	(0.04)	–
Year Ended 10/31/2010	8.97	0.06	2.23	2.29	(0.07)	–
Year Ended 10/31/2009	7.89	0.04	1.11	1.15	(0.07)	–
Year Ended 10/31/2008	12.93	0.12	(4.43)	(4.31)	(0.09)	(0.64)
Institutional Class Shares
Year Ended 10/31/2012	11.60	0.15	1.20	1.35	(0.09)	–
Year Ended 10/31/2011	11.23	0.10	0.35	0.45	(0.08)	–
Year Ended 10/31/2010	8.99	0.09	2.24	2.33	(0.09)	–
Year Ended 10/31/2009	7.92	0.09	1.08	1.17	(0.10)	–
Year Ended 10/31/2008	12.97	0.10	(4.40)	(4.30)	(0.11)	(0.64)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$14.28	6.97%	$216.6	1.33%	(0.31)%	1.33%	(0.31)%	91%
–	13.35	6.29%	226.3	1.37%	(0.67)%	1.37%	(0.67)%	99%
–	12.56	22.42%	239.1	1.46%	(0.62)%	1.46%	(0.62)%	203%
(0.01)	10.26	(0.54)%	221.2	1.58%	0.03%	1.58%	0.03%	283%
(2.32)	10.33	(37.25)%	241.9	1.32%	0.09%	1.33%	0.07%	245%

–	16.09	7.55%	63.4	0.77%	0.26%	0.77%	0.26%	91%
–	14.96	6.93%	60.3	0.76%	(0.05)%	0.76%	(0.05)%	99%
–	13.99	23.26%	68.6	0.78%	0.05%	0.78%	0.05%	203%
(0.10)	11.35	0.27%	58.8	0.77%	0.82%	0.78%	0.82%	283%
(2.32)	11.43	(36.86)%	106.7	0.73%	0.66%	0.74%	0.64%	245%

(0.15)	18.34	4.72%	229.0	1.03%	(0.36)%	1.03%	(0.36)%	46%
–	17.67	6.32%	238.0	1.07%	(0.35)%	1.07%	(0.35)%	68%
–	16.62	28.64%	241.7	1.18%	(0.51)%	1.18%	(0.51)%	55%
–	12.92	26.17%	201.0	1.40%	(0.55)%	1.41%	(0.56)%	65%
(2.23)	10.24	(39.95)%	165.0	1.16%	(0.19)%	1.19%	(0.22)%	85%

(0.15)	20.68	5.23%	150.7	0.53%	0.13%	0.53%	0.13%	46%
–	19.81	6.91%	152.8	0.52%	0.21%	0.52%	0.21%	68%
–	18.53	29.49%	147.6	0.53%	0.15%	0.53%	0.15%	55%
–	14.31	27.31%	90.8	0.54%	0.29%	0.55%	0.28%	65%
(2.23)	11.24	(39.52)%	45.2	0.45%	0.51%	0.48%	0.49%	85%

(0.05)	12.81	11.41%	19.4	1.25%	0.85%	1.46%	0.64%	83%
(0.04)	11.55	3.57%	17.8	1.25%	0.45%	1.43%	0.27%	78%
(0.07)	11.19	25.63%	16.6	1.25%	0.60%	1.46%	0.38%	91%
(0.07)	8.97	14.70%	13.3	1.25%	0.80%	1.57%	0.48%	111%
(0.73)	7.89	(35.12)%	7.4	1.25%	1.12%	1.41%	0.96%	100%

(0.09)	12.86	11.77%	111.1	0.91%	1.20%	0.91%	1.20%	83%
(0.08)	11.60	3.94%	100.4	0.90%	0.81%	0.90%	0.81%	78%
(0.09)	11.23	26.07%	104.2	0.93%	0.92%	0.93%	0.92%	91%
(0.10)	8.99	15.02%	81.0	0.95%	1.19%	0.97%	1.18%	111%
(0.75)	7.92	(34.95)%	69.4	0.93%	1.41%	0.95%	1.38%	100%
(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2012	$14.30	$(0.01)	$1.05	$1.04	$–	$–
Year Ended 10/31/2011	13.49	(0.02)	0.83	0.81	–	–
Year Ended 10/31/2010	10.89	–	2.60	2.60	–	–
Year Ended 10/31/2009	9.05	0.01	1.87	1.88	(0.04)	–
Year Ended 10/31/2008	17.98	0.05	(6.60)	(6.55)	(0.01)	(2.37)
Institutional Class Shares
Year Ended 10/31/2012	15.43	0.07	1.13	1.20	–	–
Year Ended 10/31/2011	14.53	0.06	0.89	0.95	(0.05)	–
Year Ended 10/31/2010	11.71	0.07	2.79	2.86	(0.04)	–
Year Ended 10/31/2009	9.74	0.07	2.01	2.08	(0.11)	–
Year Ended 10/31/2008	19.14	0.07	(7.02)	(6.95)	(0.08)	(2.37)
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2012	8.30	0.19	0.32	0.51	(0.08)	–
Year Ended 10/31/2011	8.80	0.10	(0.50)	(0.40)	(0.10)	–
Year Ended 10/31/2010	7.70	0.11	1.10	1.21	(0.11)	–
Year Ended 10/31/2009	6.09	0.11	1.61	1.72	(0.11)	–
Year Ended 10/31/2008 (c)	10.00	0.15	(4.06)	(3.91)	–	–
Institutional Class Shares
Year Ended 10/31/2012	8.34	0.19	0.35	0.54	(0.09)	–
Year Ended 10/31/2011	8.83	0.08	(0.45)	(0.37)	(0.12)	–
Year Ended 10/31/2010	7.72	0.13	1.11	1.24	(0.13)	–
Year Ended 10/31/2009	6.10	0.08	1.66	1.74	(0.12)	–
Year Ended 10/31/2008 (c)	10.00	0.17	(4.07)	(3.90)	–	–
LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2012	4.92	0.01	0.55	0.56	–	–
Year Ended 10/31/2011	4.80	(0.01)	0.13	0.12	–	–
Year Ended 10/31/2010	4.26	(0.01)	0.56	0.55	(0.01)	–
Year Ended 10/31/2009	3.69	–	0.57	0.57	–	–
Year Ended 10/31/2008	6.52	–	(2.40)	(2.40)	–	(0.43)
Institutional Class Shares
Year Ended 10/31/2012	5.28	0.03	0.60	0.63	–	–
Year Ended 10/31/2011	5.13	0.01	0.14	0.15	–	–
Year Ended 10/31/2010	4.54	0.01	0.60	0.61	(0.02)	–
Year Ended 10/31/2009	3.94	0.03	0.58	0.61	(0.01)	–
Year Ended 10/31/2008	6.93	0.02	(2.55)	(2.53)	(0.03)	(0.43)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, February 29, 2008.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$15.34	7.27%	$517.5	1.18%	(0.08)%	1.18%	(0.08)%	36%
–	14.30	6.00%	538.7	1.20%	(0.15)%	1.20%	(0.15)%	35%
–	13.49	23.88%	571.1	1.25%	0.01%	1.25%	0.01%	69%
(0.04)	10.89	20.85%	517.6	1.35%	0.08%	1.35%	0.08%	56%
(2.38)	9.05	(41.38)%	488.9	1.20%	0.34%	1.21%	0.33%	242%

–	16.63	7.78%	220.4	0.72%	0.38%	0.72%	0.38%	36%
(0.05)	15.43	6.51%	215.6	0.71%	0.33%	0.71%	0.33%	35%
(0.04)	14.53	24.50%	216.6	0.73%	0.55%	0.73%	0.55%	69%
(0.11)	11.71	21.63%	205.9	0.73%	0.65%	0.73%	0.65%	56%
(2.45)	9.74	(41.07)%	217.4	0.71%	0.79%	0.71%	0.78%	242%

(0.08)	8.73	6.20%	159.5	1.30%	2.02%	1.61%	1.71%	57%
(0.10)	8.30	(4.60)%	179.9	1.30%	1.86%	1.61%	1.55%	101%
(0.11)	8.80	15.88%	35.3	1.30%	1.61%	1.64%	1.27%	88%
(0.11)	7.70	28.63%	25.5	1.30%	2.03%	1.78%	1.55%	90%
–	6.09	(39.10)%	15.9	1.30%	2.46%	1.66%	2.10%	47%
(0.09)	8.79	6.58%	544.6	0.98%	2.31%	0.98%	2.31%	57%
(0.12)	8.34	(4.24)%	478.0	1.00%	2.16%	1.06%	2.10%	101%
(0.13)	8.83	16.26%	219.2	0.99%	1.95%	1.19%	1.75%	88%
(0.12)	7.72	29.13%	119.0	0.95%	2.37%	1.34%	1.99%	90%

–	6.10	(39.00)%	47.0	0.96%	2.80%	1.28%	2.48%	47%
–	5.48	11.38%	125.0	1.20%	0.19%	1.48%	(0.09)%	101%
–	4.92	2.50%	117.7	1.20%	(0.23)%	1.56%	(0.59)%	249%
(0.01)	4.80	12.94%	121.3	1.19%	(0.22)%	1.64%	(0.66)%	232%
–	4.26	15.45%	118.7	1.17%	0.17%	1.79%	(0.44)%	221%
(0.43)	3.69	(39.08)%	89.0	1.17%	(0.01)%	1.48%	(0.32)%	188%

–	5.91	11.94%	224.9	0.83%	0.57%	0.83%	0.57%	101%
–	5.28	2.92%	204.3	0.83%	0.14%	0.83%	0.14%	249%
(0.02)	5.13	13.52%	200.0	0.84%	0.13%	0.84%	0.13%	232%
(0.01)	4.54	15.72%	173.6	0.84%	0.56%	0.84%	0.56%	221%
(0.46)	3.94	(38.86)%	216.4	0.80%	0.36%	0.81%	0.35%	188%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2012	$12.94	$0.22	$1.67	$1.89	$(0.17)	$–
Year Ended 10/31/2011	12.61	0.19	0.26	0.45	(0.12)	–
Year Ended 10/31/2010	11.55	0.13	1.07	1.20	(0.14)	–
Year Ended 10/31/2009	11.10	0.17	0.52	0.69	(0.24)	–
Year Ended 10/31/2008	17.92	0.27	(6.09)	(5.82)	(0.19)	(0.81)
Institutional Class Shares
Year Ended 10/31/2012	13.04	0.27	1.70	1.97	(0.25)	–
Year Ended 10/31/2011	12.71	0.24	0.28	0.52	(0.19)	–
Year Ended 10/31/2010	11.64	0.18	1.10	1.28	(0.21)	–
Year Ended 10/31/2009	11.19	0.23	0.54	0.77	(0.32)	–
Year Ended 10/31/2008	18.07	0.30	(6.10)	(5.80)	(0.27)	(0.81)
LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2012	21.30	0.20	2.29	2.49	(0.15)	–
Year Ended 10/31/2011	20.87	0.13	0.37	0.50	(0.07)	–
Year Ended 10/31/2010	18.87	0.06	2.04	2.10	(0.10)	–
Year Ended 10/31/2009	17.67	0.15	1.31	1.46	(0.26)	–
Year Ended 10/31/2008	31.33	0.24	(10.28)	(10.04)	(0.23)	(3.39)
Institutional Class Shares
Year Ended 10/31/2012	21.48	0.30	2.30	2.60	(0.26)	–
Year Ended 10/31/2011	21.05	0.24	0.38	0.62	(0.19)	–
Year Ended 10/31/2010	19.02	0.15	2.09	2.24	(0.21)	–
Year Ended 10/31/2009	17.84	0.25	1.31	1.56	(0.38)	–
Year Ended 10/31/2008	31.59	0.35	(10.35)	(10.00)	(0.36)	(3.39)
BALANCED FUND
Class A Shares
Year Ended 10/31/2012	12.11	0.13	0.83	0.96	(0.13)	(0.31)
Year Ended 10/31/2011	11.68	0.16	0.42	0.58	(0.15)	–
Year Ended 10/31/2010	10.20	0.15	1.48	1.63	(0.15)	–
Year Ended 10/31/2009	8.91	0.14	1.30	1.44	(0.15)	–
Year Ended 10/31/2008	13.64	0.23	(3.89)	(3.66)	(0.23)	(0.84)
Institutional Class Shares
Year Ended 10/31/2012	12.09	0.19	0.82	1.01	(0.18)	(0.31)
Year Ended 10/31/2011	11.66	0.21	0.43	0.64	(0.21)	–
Year Ended 10/31/2010	10.19	0.20	1.47	1.67	(0.20)	–
Year Ended 10/31/2009	8.90	0.19	1.30	1.49	(0.20)	–
Year Ended 10/31/2008	13.63	0.28	(3.88)	(3.60)	(0.29)	(0.84)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.17)	$14.66	14.82%	$171.1	1.04%	1.42%	1.04%	1.42%	92%
(0.12)	12.94	3.49%	164.5	1.06%	1.22%	1.06%	1.22%	74%
(0.14)	12.61	10.45%	176.0	1.10%	0.91%	1.10%	0.91%	115%
(0.24)	11.55	6.54%	179.6	1.17%	1.48%	1.18%	1.48%	105%
(1.00)	11.10	(34.17)%	187.4	1.01%	1.71%	1.02%	1.71%	49%

(0.25)	14.76	15.37%	403.0	0.53%	1.92%	0.53%	1.92%	92%
(0.19)	13.04	4.03%	356.0	0.52%	1.76%	0.52%	1.76%	74%
(0.21)	12.71	11.09%	331.2	0.53%	1.46%	0.53%	1.46%	115%
(0.32)	11.64	7.32%	273.5	0.52%	2.10%	0.52%	2.10%	105%
(1.08)	11.19	(33.88)%	268.9	0.50%	2.21%	0.50%	2.21%	49%

(0.15)	23.64	11.75%	1,382.5	1.09%	0.84%	1.09%	0.84%	124%
(0.07)	21.30	2.39%	1,393.5	1.11%	0.56%	1.11%	0.56%	146%
(0.10)	20.87	11.16%	1,549.4	1.13%	0.29%	1.13%	0.29%	185%
(0.26)	18.87	8.55%	1,579.3	1.20%	0.82%	1.20%	0.82%	149%
(3.62)	17.67	(35.72)%	1,658.8	1.03%	1.03%	1.04%	1.03%	93%

(0.26)	23.82	12.27%	170.3	0.62%	1.30%	0.62%	1.30%	124%
(0.19)	21.48	2.89%	170.2	0.60%	1.06%	0.60%	1.06%	146%
(0.21)	21.05	11.80%	176.4	0.61%	0.81%	0.61%	0.81%	185%
(0.38)	19.02	9.15%	174.2	0.62%	1.39%	0.62%	1.39%	149%
(3.75)	17.84	(35.42)%	164.2	0.57%	1.49%	0.57%	1.48%	93%

(0.44)	12.63	8.22%	141.0	1.11%	1.06%	1.12%	1.06%	197%
(0.15)	12.11	4.98%	141.0	1.12%	1.25%	1.13%	1.24%	211%
(0.15)	11.68	16.04%	148.9	1.17%	1.30%	1.17%	1.30%	219%
(0.15)	10.20	16.42%	144.0	1.23%	1.55%	1.24%	1.54%	264%
(1.07)	8.91	(28.76)%	143.0	1.09%	1.96%	1.11%	1.94%	176%

(0.49)	12.61	8.72%	49.9	0.66%	1.52%	0.67%	1.51%	197%
(0.21)	12.09	5.50%	52.7	0.65%	1.73%	0.65%	1.72%	211%
(0.20)	11.66	16.55%	56.6	0.67%	1.80%	0.67%	1.80%	219%
(0.20)	10.19	17.12%	54.2	0.66%	2.11%	0.67%	2.10%	264%
(1.13)	8.90	(28.43)%	50.7	0.61%	2.44%	0.63%	2.41%	176%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2012	$4.71	$0.34	$0.30	$0.64	$(0.34)	$–
Year Ended 10/31/2011	4.86	0.36	(0.15)	0.21	(0.36)	–
Year Ended 10/31/2010	4.47	0.37	0.39	0.76	(0.37)	–
Year Ended 10/31/2009	3.59	0.36	0.87	1.23	(0.35)	–
Year Ended 10/31/2008	5.03	0.36	(1.43)	(1.07)	(0.37)	–
Institutional Class Shares
Year Ended 10/31/2012	4.72	0.35	0.29	0.64	(0.35)	–
Year Ended 10/31/2011	4.86	0.38	(0.14)	0.24	(0.38)	–
Year Ended 10/31/2010	4.47	0.39	0.38	0.77	(0.38)	–
Year Ended 10/31/2009	3.59	0.38	0.87	1.25	(0.37)	–
Year Ended 10/31/2008	5.04	0.38	(1.44)	(1.06)	(0.39)	–
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2012	11.30	0.44	0.63	1.07	(0.44)	–
Year Ended 10/31/2011	11.42	0.46	(0.10)	0.36	(0.46)	(0.02)
Year Ended 10/31/2010	11.15	0.47	0.27	0.74	(0.47)	–
Year Ended 10/31/2009	10.37	0.48	0.79	1.27	(0.48)	(0.01)
Year Ended 10/31/2008	11.16	0.48	(0.79)	(0.31)	(0.48)	–
Institutional Class Shares
Year Ended 10/31/2012	11.30	0.47	0.63	1.10	(0.47)	–
Year Ended 10/31/2011	11.42	0.49	(0.10)	0.39	(0.49)	(0.02)
Year Ended 10/31/2010	11.15	0.50	0.27	0.77	(0.50)	–
Year Ended 10/31/2009	10.36	0.51	0.80	1.31	(0.51)	(0.01)
Year Ended 10/31/2008	11.16	0.51	(0.80)	(0.29)	(0.51)	–
INCOME FUND
Class A Shares
Year Ended 10/31/2012	8.77	0.33	0.61	0.94	(0.33)	–
Year Ended 10/31/2011	8.80	0.38	(0.03)	0.35	(0.38)	–
Year Ended 10/31/2010	8.12	0.40	0.68	1.08	(0.40)	–
Year Ended 10/31/2009	6.92	0.40	1.21	1.61	(0.41)	–
Year Ended 10/31/2008	8.50	0.42	(1.57)	(1.15)	(0.43)	–
Institutional Class Shares
Year Ended 10/31/2012	8.76	0.37	0.60	0.97	(0.36)	–
Year Ended 10/31/2011	8.79	0.42	(0.03)	0.39	(0.42)	–
Year Ended 10/31/2010	8.12	0.44	0.67	1.11	(0.44)	–
Year Ended 10/31/2009	6.91	0.43	1.22	1.65	(0.44)	–
Year Ended 10/31/2008	8.49	0.45	(1.57)	(1.12)	(0.46)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.34)	$5.01	13.96%	$520.0	0.82%	6.95%	0.82%	6.95%	52%
(0.36)	4.71	4.37%	445.3	0.84%	7.43%	0.84%	7.43%	63%
(0.37)	4.86	17.65%	448.1	0.86%	7.96%	0.86%	7.96%	83%
(0.35)	4.47	36.32%	403.7	0.93%	9.24%	0.93%	9.24%	54%
(0.37)	3.59	(22.70)%	318.8	0.87%	7.81%	0.88%	7.79%	51%

(0.35)	5.01	14.12%	285.7	0.47%	7.30%	0.47%	7.30%	52%
(0.38)	4.72	4.98%	243.4	0.47%	7.80%	0.47%	7.80%	63%
(0.38)	4.86	18.12%	254.6	0.46%	8.36%	0.46%	8.36%	83%
(0.37)	4.47	36.96%	230.9	0.46%	9.57%	0.46%	9.57%	54%
(0.39)	3.59	(22.52)%	129.4	0.44%	8.31%	0.45%	8.30%	51%

(0.44)	11.93	9.61%	1,532.0	0.74%	3.76%	0.74%	3.76%	13%
(0.48)	11.30	3.39%	1,339.6	0.76%	4.19%	0.76%	4.19%	8%
(0.47)	11.42	6.79%	1,384.5	0.76%	4.20%	0.76%	4.20%	9%
(0.49)	11.15	12.48%	1,246.5	0.78%	4.43%	0.78%	4.43%	8%
(0.48)	10.37	(2.92)%	1,104.8	0.78%	4.36%	0.78%	4.36%	9%

(0.47)	11.93	9.89%	102.5	0.49%	4.02%	0.49%	4.02%	13%
(0.51)	11.30	3.67%	86.5	0.49%	4.46%	0.49%	4.46%	8%
(0.50)	11.42	7.08%	95.3	0.50%	4.46%	0.50%	4.46%	9%
(0.52)	11.15	12.90%	86.4	0.50%	4.69%	0.50%	4.69%	8%
(0.51)	10.36	(2.71)%	35.1	0.47%	4.69%	0.47%	4.69%	9%

(0.33)	9.38	10.92%	448.0	0.77%	3.69%	0.77%	3.69%	117%
(0.38)	8.77	4.11%	397.9	0.79%	4.38%	0.79%	4.38%	138%
(0.40)	8.80	13.66%	405.1	0.80%	4.81%	0.81%	4.80%	146%
(0.41)	8.12	24.03%	365.9	0.84%	5.53%	0.85%	5.53%	173%
(0.43)	6.92	(14.19)%	326.2	0.80%	5.16%	0.81%	5.15%	160%

(0.36)	9.37	11.34%	456.1	0.39%	4.07%	0.39%	4.07%	117%
(0.42)	8.76	4.52%	401.1	0.39%	4.78%	0.39%	4.77%	138%
(0.44)	8.79	13.99%	370.7	0.39%	5.23%	0.40%	5.22%	146%
(0.44)	8.12	24.76%	383.1	0.39%	5.98%	0.40%	5.97%	173%
(0.46)	6.91	(13.85)%	318.5	0.39%	5.58%	0.40%	5.57%	160%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
CORE BOND FUND
Class A Shares
Year Ended 10/31/2012	$10.19	$0.26	$0.50	$0.76	$(0.25)	$–
Year Ended 10/31/2011	10.11	0.37	0.08	0.45	(0.37)	–
Year Ended 10/31/2010	9.36	0.39	0.75	1.14	(0.39)	–
Year Ended 10/31/2009	8.36	0.37	1.02	1.39	(0.39)	–
Year Ended 10/31/2008	9.77	0.45	(1.40)	(0.95)	(0.46)	–
Institutional Class Shares
Year Ended 10/31/2012	10.19	0.30	0.51	0.81	(0.29)	–
Year Ended 10/31/2011	10.11	0.40	0.08	0.48	(0.40)	–
Year Ended 10/31/2010	9.36	0.43	0.74	1.17	(0.42)	–
Year Ended 10/31/2009	8.36	0.40	1.02	1.42	(0.42)	–
Year Ended 10/31/2008	9.78	0.48	(1.41)	(0.93)	(0.49)	–
GOVERNMENT BOND FUND
Class A Shares
Year Ended 10/31/2012	10.69	0.11	0.32	0.43	(0.11)	(0.25)
Year Ended 10/31/2011	10.56	0.19	0.21	0.40	(0.19)	(0.08)
Year Ended 10/31/2010 (c)	10.00	0.11	0.56	0.67	(0.11)	–
Institutional Class Shares
Year Ended 10/31/2012	10.69	0.14	0.32	0.46	(0.14)	(0.25)
Year Ended 10/31/2011	10.57	0.23	0.20	0.43	(0.23)	(0.08)
Year Ended 10/31/2010 (c)	10.00	0.13	0.57	0.70	(0.13)	–
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2012	12.41	0.19	0.20	0.39	(0.18)	–
Year Ended 10/31/2011	12.58	0.28	(0.17)	0.11	(0.28)	–
Year Ended 10/31/2010	12.24	0.38	0.34	0.72	(0.38)	–
Year Ended 10/31/2009	11.40	0.46	0.83	1.29	(0.45)	–
Year Ended 10/31/2008	12.53	0.52	(1.13)	(0.61)	(0.52)	–
Institutional Class Shares
Year Ended 10/31/2012	12.40	0.22	0.21	0.43	(0.21)	–
Year Ended 10/31/2011	12.58	0.31	(0.18)	0.13	(0.31)	–
Year Ended 10/31/2010	12.23	0.42	0.34	0.76	(0.41)	–
Year Ended 10/31/2009	11.40	0.50	0.82	1.32	(0.49)	–
Year Ended 10/31/2008	12.53	0.56	(1.13)	(0.57)	(0.56)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, February 26, 2010.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.25)	$10.70	7.59%	$249.2	0.85%	2.53%	0.94%	2.44%	355%
(0.37)	10.19	4.53%	236.3	0.85%	3.64%	0.95%	3.54%	333%
(0.39)	10.11	12.42%	245.0	0.86%	4.08%	0.97%	3.96%	307%
(0.39)	9.36	17.12%	231.4	0.89%	4.35%	1.01%	4.24%	409%
(0.46)	8.36	(10.13)%	223.5	0.83%	4.77%	0.95%	4.65%	344%

(0.29)	10.71	8.03%	37.0	0.53%	2.93%	0.54%	2.91%	355%
(0.40)	10.19	4.88%	56.5	0.52%	3.97%	0.53%	3.95%	333%
(0.42)	10.11	12.79%	50.1	0.53%	4.42%	0.55%	4.40%	307%
(0.42)	9.36	17.54%	64.0	0.53%	4.71%	0.54%	4.69%	409%
(0.49)	8.36	(9.92)%	65.0	0.50%	5.12%	0.52%	5.10%	344%

(0.36)	10.76	4.08%	14.5	0.89%	1.02%	0.99%	0.93%	191%
(0.27)	10.69	3.99%	7.3	0.92%	1.82%	1.00%	1.74%	183%
(0.11)	10.56	6.73%	5.9	0.87%	1.61%	0.87%	1.61%	146%

(0.39)	10.76	4.44%	98.0	0.55%	1.38%	0.55%	1.38%	191%
(0.31)	10.69	4.25%	94.6	0.57%	2.18%	0.57%	2.18%	183%
(0.13)	10.57	7.04%	105.6	0.60%	1.94%	0.60%	1.94%	146%

(0.18)	12.62	3.18%	408.2	0.60%	1.51%	0.61%	1.50%	113%
(0.28)	12.41	0.87%	344.8	0.61%	2.20%	0.61%	2.19%	109%
(0.38)	12.58	5.97%	272.7	0.64%	3.09%	0.64%	3.09%	131%
(0.45)	12.24	11.62%	128.1	0.73%	3.98%	0.73%	3.98%	164%
(0.52)	11.40	(5.03)%	90.5	0.68%	4.22%	0.70%	4.20%	113%

(0.21)	12.62	3.52%	472.6	0.36%	1.77%	0.36%	1.77%	113%
(0.31)	12.40	1.05%	584.7	0.35%	2.45%	0.36%	2.45%	109%
(0.41)	12.58	6.35%	530.8	0.36%	3.38%	0.37%	3.38%	131%
(0.49)	12.23	11.93%	455.6	0.37%	4.35%	0.38%	4.35%	164%
(0.56)	11.40	(4.71)%	376.9	0.35%	4.56%	0.36%	4.54%	113%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2012	$1.00	$–	$–	$–	$–	$–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Institutional Class Shares
Year Ended 10/31/2012	1.00	–	–	–	–	–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$1.00	0.00%	$493.9	0.29%	0.00%	0.93%	(0.64)%	N/A
–	1.00	0.00%	587.9	0.30%	0.00%	0.93%	(0.63)%	N/A
–	1.00	0.00%	717.0	0.30%	0.00%	0.88%	(0.57)%	N/A
(0.01)	1.00	0.61%	1,017.3	0.60%	0.63%	0.83%	0.40%	N/A
(0.03)	1.00	3.21%	1,306.0	0.54%	3.14%	0.74%	2.94%	N/A

–	1.00	0.00%	12.5	0.29%	0.00%	0.58%	(0.29)%	N/A
–	1.00	0.00%	11.6	0.30%	0.00%	0.56%	(0.27)%	N/A
–	1.00	0.00%	14.5	0.30%	0.00%	0.52%	(0.22)%	N/A
(0.01)	1.00	0.80%	68.4	0.40%	0.93%	0.50%	0.83%	N/A
(0.03)	1.00	3.41%	223.3	0.35%	3.45%	0.45%	3.36%	N/A

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2013.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2012:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	85%	100%
Moderately Aggressive Allocation	39%	63%
Moderate Allocation	19%	25%
Moderately Conservative Allocation	12%	16%
Partner Small Cap Value	100%	100%
Partner Mid Cap Value	100%	100%
Partner Worldwide Allocation	3%	100%
Large Cap Growth	100%	100%
Large Cap Value	100%	100%
Large Cap Stock	99%	100%
Balanced	23%	30%
High Yield	1%	1%
Income	1%	1%
Core Bond	0%	1%
Limited Maturity Bond	0%	1%

The Municipal Bond Fund designates 99.58% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2012.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2012, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long- Term Capital Gains
Moderate Allocation	$1,509,022
Moderately Conservative Allocation	$2,320,624
Partner Small Cap Value	$2,250,423
Mid Cap Growth	$3,699,684
Large Cap Stock	$375,096
Balanced	$4,829,710
Government Bond	$1,327,120

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 26 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 36 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial, and

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 26 series of the Trust, the 36 portfolios of Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2008	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011

Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008; Independent Director/Trustee of three affiliated family of funds (AEGON/Transamerica Series Trust (consisted of 40 funds), Transamerica IDEX Funds (consisted of 53 funds) and Transamerica Income Shares, Inc. (consisted of one fund)) from 2001 through 2007; Independent Director of Central Vermont Public Service Corporation (electric utility) from 2001 through 2007; Advisory Board Director of AmSouth Bank, N.A. from 1997 through 2007

Richard L. Gady (1943) 1987	Retired

Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007. Previously, Director of Washington Hospital Center

Marc S. Joseph (1960) 2011	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds

James A. Nussle (1960) 2011

President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009; CEO of The Nussle Group, Navigating Strategies LLC (consulting firm) from January 2007 through September 2007; and Member of Congress in U.S. House of Representatives from 1991 through 2007. Currently, Advisory Board member of AVISTA Capital Partners

Douglas D. Sims (1946) 2006	Currently, Director of Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence

Board of Trustees and Officers

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Constance L. Souders (1950) 2007

Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007 and Supervisory Registered Principal from 2000 to 2007 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007 of Harbor Funds

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years
Russell W. Swansen (1957) President	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003

David S. Royal (1971) Secretary and Chief Legal Officer	Vice President and Managing Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006

Ted S. Dryden (1965) Chief Compliance Officer

Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004

Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002

Mark D. Anema (1961) Vice President	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007

Jody L. Bancroft (1971) Assistant Vice President

Director, Investment Field Operations, Thrivent Financial since 2009; Director, Annuity & Settlement Option New Services, Thrivent Financial from 2007 until 2009; Manager, Life & Health New Business Services, Thrivent Financial from 2006 to 2007

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine (1979) Assistant Secretary	Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007

(1)

“Interested Trustee” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested trustee because of his principal occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.

(3)	Each Trustee oversees 63 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Trustees other than Mr. Swansen are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913

Thrivent Investment Management®

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BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

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ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL FOR LUTHERANS
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APPLETON WI 54913-9847

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Why should you consider paperless delivery?

- It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.
- It's simple and safe. Your personal information will always be protected by a password, making it much more secure than an envelope in your mailbox.
- It's less expensive than mailing.
- It's good for the environment. Each year, Thrivent Financial uses nearly 50 million sheets of paper to communicate with our members. That's as many as 26 acres of trees that could be saved by choosing paperless delivery.

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1

We’re listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836.

Choose Paperless Delivery

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus	• Annual and semiannual reports	• Annual privacy notices

I understand and agree to the following:

• I will receive electronic delivery of Thrivent documents designated above.
• I will no longer receive paper copies of these documents in the mail.

•   A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide. I will continue to receive any daily confirmations and copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.

• I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.
• I will update Thrivent Financial if my email address changes.
• I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from adobe.com)
• This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
• I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.

•   My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each investor requesting eDelivery must complete.

Investor 1:		Investor 2:
	(Please print first and last name.)		(Please print first and last name.)

Email:	Email:

Signature:	Signature:

Address (If different than above):

City:	State:	ZIP:

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA and SIPC member and a wholly owned subsidiary of Thrivent Financial for Lutherans.

23459AR R12-12

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2012, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $335,601.08 and $342,409.51, respectively.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2012, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2012, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2012, for tax compliance, tax advice and tax planning services, were $121,530.00 and $111,090.00, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2012, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2012 for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2012, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $1,800 and $6,800.00, respectively. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. In 2012, these payments also included services provided related to the mergers of certain series of Thrivent Series Fund, Inc.. These figures are also reported in response to item 4(g) below.

(e)

Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2012 was for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2012 were $1,800 and $6,800.00 for each respective period. These figures are also reported in response to item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)  Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)  Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 28, 2012	THRIVENT MUTUAL FUNDS

By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 28, 2012	By:

/s/ Russell W. Swansen
Russell W. Swansen
President

Date: December 28, 2012	By:

/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer